                                      As filed with the SEC on December 30, 2005


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 33-2659

Pre-Effective Amendment No. __


Post-Effective Amendment No. 76


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-4556


Amendment No. 77


                         TRANSAMERICA IDEX MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

       John K. Carter, Esq. P.O. Box 9012, Clearwater, Florida 33758-5068
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485.


[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.



[X]  On March 1, 2006 pursuant to paragraph (a) (1) of Rule 485.


[ ]  On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ]  On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of Transamerica IDEX Mutual Funds relates only to the Class R Share Prospectus for certain series; the Class A, B, C & T Prospectus for certain series; the Class I Share Prospectus for certain series; and the Statement of Additional Information for the series. The prospectuses and statements of additional information for the other series of Transamerica IDEX Mutual Funds, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

PROSPECTUS
(logo)TRANSAMERICA IDEX MUTUAL FUNDS





March 1, 2006












       Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

    NOT INSURED BY FDIC OR ANY                         MAY LOSE VALUE.                   NOT A DEPOSIT OF OR GUARANTEED BY ANY
    FEDERAL GOVERNMENT AGENCY.                                                           BANK, BANK AFFILIATE, OR CREDIT UNION.

                         TRANSAMERICA IDEX MUTUAL FUNDS

SECTION A -- FUND DESCRIPTIONS

TABLE OF CONTENTS

- ASSET ALLOCATION FUNDS
   TA IDEX Asset Allocation -- Growth Portfolio.................................
   TA IDEX Asset Allocation -- Moderate Growth Portfolio........................
   TA IDEX Asset Allocation -- Moderate Portfolio...............................
   TA IDEX Asset Allocation -- Conservative Portfolio...........................

- U.S. STOCK FUNDS
   TA IDEX Great Companies -- America(SM).......................................
   TA IDEX Great Companies -- Technology(SM)....................................
   TA IDEX Janus Growth.........................................................
   TA IDEX Salomon All Cap......................................................
   TA IDEX Transamerica Equity..................................................
   TA IDEX Transamerica Growth Opportunities....................................
   TA IDEX Transamerica Small/Mid Cap Value.....................................

- GLOBAL/INTERNATIONAL STOCK FUNDS
   TA IDEX Templeton Great Companies Global.....................................

- BALANCED FUNDS
   TA IDEX Transamerica Balanced................................................
   TA IDEX Transamerica Value Balanced..........................................

- BOND AND MONEY MARKET FUNDS
   TA IDEX Transamerica High-Yield Bond.........................................
   TA IDEX Transamerica Convertible Securities..................................
   TA IDEX Transamerica Flexible Income.........................................
   TA IDEX Transamerica Money Market............................................

SECTION B -- DESCRIPTION OF CERTAIN UNDERLYING FUNDS

- U.S. STOCK FUNDS

- GLOBAL/INTERNATIONAL STOCK FUNDS

- BOND AND MONEY MARKET FUNDS

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)      OBJECTIVE
                       What is the fund's investment objective? Learn about your
                       fund's goal or objective.

(__________ ICON)      LIST OF UNDERLYING FUNDS
                       What are the underlying funds that the asset allocation
                       funds may invest in? See the list of all underlying
                       funds.

(CIRCLE I ICON)        PRINCIPAL STRATEGIES AND POLICIES

                       How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

(EXCLAMATION ICON)     PRINCIPAL RISKS
                       What are the specific risks for an investor in the fund?
                       Find out what types of risks are associated with each
                       fund.

(PERCENTAGE ICON)      PAST PERFORMANCE
                       What is the investment performance of the fund? See how
                       well each fund has performed in the past year, five
                       years, ten years and since its inception.

(DOLLAR ICON)          FEES AND EXPENSES
                       How much does it cost to invest in the fund? Learn about
                       each fund's fees and expenses.

(QUESTION MARK ICON)   ADDITIONAL INFORMATION
                       Who manages the fund and how much are they paid? See
                       information about each fund's advisers, as well as the
                       fees paid to them.

AN INVESTMENT IN A TA IDEX FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      SECTION C -- SHAREHOLDER INFORMATION

                                TABLE OF CONTENTS

- REGULATORY PROCEEDINGS....................................................

- INVESTMENT ADVISER........................................................

- OPENING AN ACCOUNT
   By Mail..................................................................
   Through an Authorized Dealer.............................................

- BUYING SHARES
   By Check.................................................................
   By Automatic Investment Plan.............................................
   By Telephone.............................................................
   Through Authorized Dealers...............................................
   By the Internet..........................................................
   By Payroll Deduction.....................................................
   By Wire Transfer.........................................................

- SELLING SHARES
   Direct Deposit -- ACH....................................................
   Direct Deposit -- Wire...................................................
   Check to Address of Record...............................................
   Check to Another Party/Address...........................................
   Systematic Withdrawal Plan...............................................
   Through an Authorized Dealer.............................................

EXCHANGING SHARES
   Special Situations for Exchanging Shares.................................

- REDEMPTION FEES
   Redemption Fee Assessment................................................
   Redemptions through Financial Intermediaries.............................
   Waiver/Exceptions/Changes................................................
   Involuntary Redemptions..................................................

- FEATURES AND POLICIES
   Market Timing/Excessive Trading..........................................
   Checkwriting Service.....................................................
   Customer Service.........................................................
   Uncashed Checks Issued on Your Account...................................
   Minimum Dividend Check Amounts...........................................
   Minimum Account Balance..................................................
   Telephone Transactions...................................................
   Retirement (Fiduciary) Account Maintenance Fees..........................
   Professional Fees........................................................
   Signature Guarantee......................................................
   Employer Sponsored Accounts..............................................
   E-mail Communication.....................................................
   Reinvestment Privilege...................................................
   Statements and Reports...................................................

- PRICING OF SHARES
   How Share Price Is Determined............................................
   When Share Price Is Determined...........................................
   How NAV Is Calculated....................................................

- CHOOSING A SHARE CLASS
   Class A Shares -- Front Load.............................................
   Class B Shares -- Back Load..............................................
   Class C Shares -- Level Load.............................................
   Class T Shares -- Front Load.............................................
   Contingent Deferred Sales Charge.........................................

- WAIVERS AND/OR REDUCTIONS OF CHARGES
   Class A and Class T Sales Charge Reductions..............................
   Waiver of Class A and T Initial Sales Charges............................
   Waiver of Class A, Class B, Class C, and Class T Contingent Deferred
      Sales Charges.........................................................

- DISTRIBUTION OF SHARES
   Distribution Plans.......................................................
   Distribution of Class A Shares...........................................
   Distribution of Class B Shares...........................................
   Distribution of Class C Shares...........................................
   Class T Shares...........................................................
   The Effect of Rule 12b-1.................................................

- OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS................................

- UNDERWRITING AGREEMENT....................................................

- DISTRIBUTIONS AND TAXES
   Taxes on Distributions in General........................................
   Taxes on the Sale or Exchange of Shares..................................
   Withholding Taxes........................................................
   Non-Resident Alien Withholding...........................................
   Other Tax Information....................................................
   Asset Allocation Funds...................................................
   Investment Policy Changes................................................

- APPENDIX A -- EXPLANATION OF STRATEGIES AND RISKS.........................    A

- APPENDIX B -- BOND RATINGS................................................    B

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SECTION A -- FUND DESCRIPTIONS

TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Asset Allocation -- Growth Portfolio is to seek long-term capital appreciation.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund seeks its investment objective by investing its assets in a diversified combination of underlying mutual funds ("underlying funds").

- Under normal market conditions, it seeks to invest 100% of the fund's assets in underlying funds that invest primarily in equities. The fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments.

(_________ Icon)

                            LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the fund may invest, it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J.P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Health Sciences

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-    Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-    Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    UNDERLYING FUNDS

Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the fund's asset among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                      SINCE
                                                                           1 YEAR   INCEPTION(2)
                                                                           ------   ------------
Class A
   Return before taxes                                                        %           %
   Return after taxes on distributions(3)                                     %           %
   Return after taxes on distributions and sales of fund shares(3)            %           %
Class B                                                                       %           %
Class C                                                                       %           %
Wilshire 5000 Index (reflects no deduction for fees, expenses, or taxes)      %           %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      CLASS OF SHARES
                                                  -----------------------
                                                    A        B         C
                                                  ----     ----      ----
Maximum sales charge (load) imposed on
   purchases (as a % of offering price)           5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is lower)                  None(a)  5.00%(b)  1.00%
Redemption fee on shares held 5 trading days
   or less (as a percentage of amount Redeemed)   2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                         0.10%  0.10%  0.10%
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(e)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

------------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average Daily Net Assets ..   0.10%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

(DOLLAR ICON)

                            UNDERLYING FUND EXPENSES

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of the underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A   CLASS B   CLASS C
-------   -------   -------
   %         %         %

These expense ratios are estimates only, and may vary.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                 CLASS A
                                                          YEAR OR PERIOD ENDED
                                             ----------------------------------------------
                                                                         OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ------------------
                                                2005          2004         2003      2002
                                             -----------   -----------   -------   -------
Net Asset Value, Beginning of Period               $        $   9.82     $  7.95   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                (0.02)      (0.03)    (0.02)
   Net Realized and Unrealized Gain (Loss)                      0.95        1.90     (2.03)
      Total Operations                                          0.93        1.87     (2.05)
                                                            --------     -------   -------
Distributions:
   From Net Investment Income                                     --          --        --
   From Net Realized Gains                                        --          --        --
      Total Distributions                                         --          --        --
Net Asset Value, End of Period                     $        $  10.75     $  9.82   $  7.95
                                                   ===      ========     =======   =======
Total Return(c)                                                 9.47%      23.52%   (20.50)%
Net Assets, End of Period (000's)                           $171,708     $55,209   $ 8,368
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    0.43%       0.45%     0.45%
      Total(f)                                                  0.38%       0.60%     1.65%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                            (0.22)%     (0.30)%   (0.44)%
   Portfolio Turnover Rate(g)                                      5%         25%       31%

                                                                CLASS B
                                                          YEAR OR PERIOD ENDED
                                             ----------------------------------------------
                                                                         OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ------------------
                                                2005          2004         2003      2002
                                             -----------   -----------   -------   -------
Net Asset Value, Beginning of Period                        $   9.71     $  7.91   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                (0.09)      (0.08)    (0.06)
   Net Realized and Unrealized Gain (Loss)                      0.95        1.88     (2.03)
      Total Operations                                          0.86        1.80     (2.09)
                                                            --------     -------   -------
Distributions:
   From Net Investment Income                                     --          --        --
   From Net Realized Gains                                        --          --        --
      Total Distributions                                         --          --        --
Net Asset Value, End of Period                              $  10.57     $  9.71   $  7.91
                                                            ========     =======   =======
Total Return(c)                                                 8.96%      22.76%   (20.90)%
Net Assets, End of Period (000's)                           $160,959     $82,318   $10,452
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    1.05%       1.10%     1.10%
      Total(f)                                                  1.00%       1.25%     2.30%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                            (0.82)%     (0.95)%   (1.09)%
Portfolio Turnover Rate(g)                                         5%         25%       31%

                                                                CLASS C*
                                                          YEAR OR PERIOD ENDED
                                             ----------------------------------------------
                                             OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                 2005          2004             2003
                                             -----------   -----------   ------------------
Net Asset Value, Beginning of Period                        $   9.71         $   7.86
Investment Operations:
   Net Investment Income (Loss)                                (0.08)           (0.08)
   Net Realized and Unrealized Gain (Loss)                      0.94             1.93
      Total Operations                                          0.86             1.85
                                                            --------         --------
Distributions:
   From Net Investment Income                                     --               --
   From Net Realized Gains                                        --               --
      Total Distributions                                         --               --
Net Asset Value, End of Period                              $  10.57         $   9.71
                                                            ========         ========
Total Return(c)                                                 8.86%           23.54%
Net Assets, End of Period (000's)                           $356,543         $116,956
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    0.99%            1.10%
      Total(f)                                                  0.94%            1.25%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                            (0.78)%          (0.95)%
   Portfolio Turnover Rate(g)                                      5%              25%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding.

(b) TA IDEX Asset Allocation-Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Asset Allocation -- Moderate Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund seeks its investment objective by investing its assets in a diversified combination of underlying mutual funds ("underlying funds").

- Under normal market conditions, it seeks to adjust its investments in underlying funds to achieve a mix over time of approximately 70% of assets in equities, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- The fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other Fund investments.

(________ ICON)

                            LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the fund may invest, it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J.P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-    Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-    Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

-    Bond and Money Market Funds

     -    TA IDEX JPMorgan International Bond

     -    TA IDEX PIMCO Real Return TIPS

     -    TA IDEX PIMCO Total Return

     -    TA IDEX Transamerica High-Yield Bond

     -    TA IDEX Transamerica Convertible Securities

     -    TA IDEX Transamerica Flexible Income

     -    TA IDEX Transamerica Money Market

     -    TA IDEX Transamerica Short-Term Bond

     -    TA IDEX Van Kampen Emerging Markets Debt

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    UNDERLYING FUNDS

Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the fund's asset among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges and the Lehman Brothers Aggregate Bond Index (LBABI) (secondary), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                       SINCE
                                                          1 YEAR   INCEPTION(2)
                                                          ------   ------------
Class A
   Return before taxes                                       %           %
   Return after taxes on distributions(3)                    %           %
   Return after taxes on distributions and sales of
      fund shares(3)                                         %           %
Class B                                                      %           %
Class C                                                      %           %
   Wilshire 5000 Index (reflects no deduction for fees,
      expenses, or taxes)                                    %           %
   LBABI Index (secondary) (reflects no deduction for
      fees, expenses, or taxes)                              %           %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      CLASS OF SHARES
                                                   ---------------------
                                                     A       B        C
                                                   ----    ----     ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                      5.50%   None     None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is lower)                   None(a) 5.00%(b) 1.00%(c)
Redemption fee on shares held 5 trading days or
   less (as a percentage of amount redeemed)       2.00%   2.00%    2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                         0.10%  0.10%  0.10%
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(E)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

All Average Daily Net Assets.....   0.10%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

Morningstar, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

(DOLLAR ICON)

                            UNDERLYING FUND EXPENSES

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A   CLASS B   CLASS C
-------   -------   -------
   %         %         %

These expense ratios are estimates only, and may vary.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                 CLASS A
                                                          YEAR OR PERIOD ENDED
                                             ----------------------------------------------
                                                                         OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ------------------
                                                 2005          2004        2003      2002
                                             -----------   -----------   --------   -------
Net Asset Value, Beginning of Period                        $  10.13     $   8.37   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                 0.05         0.04      0.02
   Net Realized and Unrealized Gain (Loss)                      0.87         1.77     (1.65)
      Total Operations                                          0.92         1.81     (1.63)
                                                            --------     --------   -------
Distributions:
   From Net Investment Income                               $  (0.08)    $  (0.05)       --
   From Net Realized Gains                                        --           --        --
      Total Distributions                                   $  (0.08)       (0.05)       --
Net Asset Value, End of Period                              $  10.97     $  10.13   $  8.37
                                                            ========     ========   =======
Total Return(c)                                                 9.09%       21.79%   (16.30)%
Net Assets, End of Period (000's)                           $352,852     $136,295   $20,681
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    0.32%        0.44%     0.45%
      Total(f)                                                  0.31%        0.44%     0.90%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                             0.45%        0.48%     0.41%
   Portfolio Turnover Rate(g)                                      3%          15%       21%

                                                                CLASS B
                                                          YEAR OR PERIOD ENDED
                                             ----------------------------------------------
                                                                         OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ------------------
                                                 2005          2004        2003      2002
                                             -----------   -----------   --------   -------
Net Asset Value, Beginning of Period                        $  10.09     $   8.33   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                (0.02)       (0.02)    (0.01)
   Net Realized and Unrealized Gain (Loss)                      0.85         1.78     (1.66)
      Total Operations                                          0.83         1.76     (1.67)
                                                            --------     --------   - -----
Distributions:
   From Net Investment Income                               $  (0.02)          --        --
   From Net Realized Gains                                        --           --        --
      Total Distributions                                   $  (0.02)          --        --
Net Asset Value, End of Period                              $  10.90     $  10.09   $  8.33
                                                            ========     ========   =======
Total Return(c)                                                 8.25%       21.15%    16.70)%
Net Assets, End of Period (000's)                           $333,533     $190,621   $33,241
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    0.97%        1.09%     1.10%
      Total(f)                                                  0.96%        1.09%     1.55%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                            (0.19)%      (0.17)%   (0.24)%
   Portfolio Turnover Rate(g)                                      3%          15%       21%

                                                                CLASS C*
                                                          YEAR OR PERIOD ENDED
                                             ---------------------------------------------
                                             OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A,B)
                                                 2005          2004             2003
                                             -----------   -----------   -----------------
Net Asset Value, Beginning of Period                        $  10.09         $   8.31
Investment Operations:
   Net Investment Income (Loss)                                (0.02)           (0.02)
   Net Realized and Unrealized Gain (Loss)                      0.86             1.80
      Total Operations                                          0.84             1.78
                                                            --------         --------
Distributions:
   From Net Investment Income                               $  (0.02)              --
   From Net Realized Gains                                        --               --
      Total Distributions                                   $  (0.02)              --
Net Asset Value, End of Period                              $  10.91         $  10.09
                                                            ========         ========
Total Return(c)                                                 8.35%           21.44%
Net Assets, End of Period (000's)                           $675,562         $239,043
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    0.92%            1.09%
      Total(f)                                                  0.91%            1.09%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                            (0.15)%          (0.17)%
  Portfolio Turnover Rate(g)                                       3               15

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding.

(b) TA IDEX Asset Allocation-Moderate Growth Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Asset Allocation -- Moderate Portfolio is to seek capital appreciation and current income.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund seeks its investment objective by investing its assets in a diversified combination of underlying mutual funds ("underlying funds").

- Under normal market conditions, it seeks to adjust its investments in underlying funds to achieve a mix over time of approximately 50% of assets in equities, 40% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- The fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments.

(___________ ICON)

                            LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the fund may invest, it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J.P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-    Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-    Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

-    Bond and Money Market Funds

     -    TA IDEX JPMorgan International Bond

     -    TA IDEX PIMCO Real Return TIPS

     -    TA IDEX PIMCO Total Return

     -    TA IDEX Transamerica High-Yield Bond

     -    TA IDEX Transamerica Convertible Securities

     -    TA IDEX Transamerica Flexible Income

     -    TA IDEX Transamerica Money Market

     -    TA IDEX Transamerica Short-Term Bond

     -    TA IDEX Van Kampen Emerging Markets Debt

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    UNDERLYING FUNDS

Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the fund's asset among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Dow Jones Wilshire 5000 Total Market Index (Wilshire 5000 Index), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index (LBABI Index), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                 SINCE
                                                    1 YEAR   INCEPTION(2)
                                                    ------   ------------
Class A
   Return before taxes                                 %           %
   Return after taxes on distributions(3)              %           %
   Return after taxes on distributions and sales
      of fund shares(3)                                %           %
Class B                                                %           %
Class C                                                %           %
   Wilshire 5000 Index (reflects no deduction for
      fees, expenses, or taxes)                        %           %
   LBABI Index (reflects no deduction for fees,
      expenses, or taxes)                              %           %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)

                                                       CLASS OF SHARES
                                                   -----------------------
                                                     A        B         C
                                                   ----     ----      ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                      5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is lower)                   None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or
   less (as a percentage of amount redeemed)       2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                         0.10%  0.10%  0.10%
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(E)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Fund Advisors, Inc. (TFAI)
     570 Carillon Parkway
     St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average Daily Net Assets............   0.10%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_________]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

(DOLLAR ICON)

                            UNDERLYING FUND EXPENSES

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A   CLASS B   CLASS C
-------   -------   -------
   %         %         %

These expense ratios are estimates only, and may vary.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                     CLASS A
                                                              YEAR OR PERIOD ENDED
                                                 ----------------------------------------------
                                                                             OCTOBER 31, (A, B)
                                                 OCTOBER 31,   OCTOBER 31,   ------------------
                                                     2005          2004        2003       2002
                                                 -----------   -----------   --------   -------
Net Asset Value, Beginning of Period                            $  10.42     $   8.76   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                     0.12         0.12      0.04
   Net Realized and Unrealized Gain (Loss)                          0.84         1.62     (1.28)
      Total Operations                                              0.96         1.74     (1.24)
                                                                --------     --------   -------
Distributions:
   From Net Investment Income                                   $  (0.15)    $  (0.08)       --
   From Net Realized Gains                                            --           --        --
      Total Distributions                                       $  (0.15)    $  (0.08)       --
Net Asset Value, End of Period                                  $  11.23     $  10.42   $  8.76
                                                                ========     ========   =======
Total Return(c)                                                     9.32%       19.98%   (12.40)%
Net Assets, End of Period (000's)                               $232,748     $116,102   $17,517
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                        0.28%        0.37%     0.45%
      Total(f)                                                      0.28%        0.37%     0.78%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                                     1.13%        1.22%     0.83%
   Portfolio Turnover Rate(g)                                          1%          18%       12%

                                                                     CLASS B
                                                              YEAR OR PERIOD ENDED
                                                 ----------------------------------------------
                                                                             OCTOBER 31, (A, B)
                                                 OCTOBER 31,   OCTOBER 31,   ------------------
                                                     2005          2004        2003       2002
                                                 -----------   -----------   --------   -------
Net Asset Value, Beginning of Period                            $  10.37     $   8.71   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                     0.05         0.05      0.01
   Net Realized and Unrealized Gain (Loss)                          0.83         1.63     (1.30)
      Total Operations                                              0.88         1.68     (1.29)
                                                                --------     --------   -------
Distributions:
   From Net Investment Income                                   $  (0.09)    $  (0.02)       --
   From Net Realized Gains                                            --           --        --
      Total Distributions                                       $  (0.09)    $  (0.02)       --
Net Asset Value, End of Period                                  $  11.16     $  10.37   $  8.71
                                                                ========     ========   =======
Total Return(c)                                                     8.62%       19.39%   (12.90)%
Net Assets, End of Period (000's)                               $261,772     $183,148   $38,969
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                        0.93%        1.02%     1.10%
      Total(f)                                                      0.93%        1.02%     1.43%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                                     0.48%        0.57%     0.18%
      Portfolio Turnover Rate(g)                                       1%          18%       12%

                                                                    CLASS C*
                                                              YEAR OR PERIOD ENDED
                                                 ----------------------------------------------
                                                 OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                     2005          2004             2003
                                                 -----------   -----------   ------------------
Net Asset Value, Beginning of Period                            $  10.37          $   8.71
Investment Operations:
   Net Investment Income (Loss)                                     0.05              0.05
   Net Realized and Unrealized Gain (Loss)                          0.84              1.63
      Total Operations                                              0.89              1.68
                                                                --------          --------
Distributions:
   From Net Investment Income                                   $  (0.09)         $  (0.02)
   From Net Realized Gains                                            --                --
      Total Distributions                                       $  (0.09)         $  (0.02)
Net Asset Value, End of Period                                  $  11.17          $  10.37
                                                                ========          ========
Total Return(c)                                                     8.67%            19.39%
Net Assets, End of Period (000's)                               $518,527          $201,774
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                        0.89%             1.02%
      Total(f)                                                      0.89%             1.02%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                                     0.50%             0.57%
   Portfolio Turnover Rate(g)                                          1%               18%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding.

(b) TA IDEX Asset Allocation-Moderate Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                   OBJECTIVE

The objective of TA IDEX Asset Allocation -- Conservative Portfolio is to seek current income and preservation of capital.

(CIRCLE I ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund seeks its investment objective by investing its assets in a diversified combination of underlying mutual funds ("underlying funds").

- Under normal market conditions, it seeks to adjust its investments in underlying funds to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- The fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in government securities and short-term commercial paper.

The fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments.

(__________ ICON)

                            LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the fund may invest, it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J.P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Health Sciences

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-    Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-    Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

-    Bond and Money Market Funds

     -    TA IDEX JPMorgan International Bond

     -    TA IDEX PIMCO Real Return TIPS

     -    TA IDEX PIMCO Total Return

     -    TA IDEX Transamerica High-Yield Bond

     -    TA IDEX Transamerica Convertible Securities

     -    TA IDEX Transamerica Flexible Income

     -    TA IDEX Transamerica Money Market

     -    TA IDEX Transamerica Short-Term Bond

     -    TA IDEX Van Kampen Emerging Markets Debt

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    UNDERLYING FUNDS

Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the fund's asset among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek to preserve capital.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index (LBABI Index), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years and the Wilshire 5000 Total Market Index (Wilshire 5000 Index) (secondary), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                        SINCE
                                                           1 YEAR   INCEPTION(2)
                                                           ------   ------------
Class A
   Return before taxes                                        %           %
   Return after taxes on distributions(3)                     %           %
   Return after taxes on distributions and sales of fund
      shares(3)                                               %           %

Class B                                                       %           %
Class C                                                       %           %
LBABI Index (reflects no deduction for fees, expenses,
   or taxes)                                                  %           %
Wilshire 5000 Index (secondary) (reflects no deduction
   for fees, expenses, or taxes)                              %           %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES(fees paid directly from your investment)

                                                        CLASS OF SHARES
                                                    -----------------------
                                                      A        B         C
                                                    ----     ----      ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                       5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is lower)                    None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or
   less (as a percentage of amount redeemed)        2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                         A       B      C
                                        ----   ----   ----
Management fees                         0.10%  0.10%  0.10%
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(e)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1% 5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect deduction of distribution and service (12b-1) fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
  A              $        $         $          $
  B+             $        $         $          $
  C              $        $         $          $

IF THE SHARES ARE NOT RE DEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
  A              $        $         $          $
  B+             $        $         $          $
  C              $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average Daily Net Assets ..   0.10%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION

The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

(DOLLAR ICON)

                            UNDERLYING FUND EXPENSES

Shareholders in the fund will bear indirectly the proportionate expenses of the Class I shares of the underlying TA IDEX funds in which the fund invests.

After combining the total net operating expenses of the fund with the weighted average of the estimated total net operating expense ratios of the Class I shares of the underlying funds in which it invested at the close of the fund's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS A   CLASS B   CLASS C
-------   -------   -------
   %         %         %

These expense ratios are estimates only, and may vary.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                             OCTOBER 31, (A, B)
                                                 OCTOBER 31,   OCTOBER 31,   ------------------
                                                     2005          2004        2003     2002
                                                 -----------   -----------   -------   ------
Net Asset Value, Beginning of Period                             $ 10.67     $  9.22   $10.00
Investment Operations:
   Net Investment Income (Loss)                                     0.17        0.18     0.07
   Net Realized and Unrealized Gain (Loss)                          0.77        1.47    (0.85)
      Total Operations                                              0.94        1.65    (0.78)
                                                                 -------     -------   ------
Distributions:
   From Net Investment Income                                    $ (0.51)    $ (0.20)      --
   From Net Realized Gains                                         (0.03)         --       --
      Total Distributions                                          (0.54)      (0.20)      --
Net Asset Value, End of Period                                   $ 11.07     $ 10.67   $ 9.22
                                                                 =======     =======   ======
Total Return(c)                                                     8.97%      18.18%   (7.80)%
Net Assets, End of Period (000's)                                $99,811     $59,250   $9,482
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                        0.29%       0.41%    0.45%
      Total(f)                                                      0.28%       0.41%    1.21%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                                     1.55%       1.80%    1.27%
   Portfolio Turnover Rate (g)                                        11%         22%       8%

                                                                     CLASS B
                                                               YEAR OR PERIOD ENDED
                                                 -----------------------------------------------
                                                                              OCTOBER 31, (A, B)
                                                 OCTOBER 31,   OCTOBER 31,   -------------------
                                                    2005           2004        2003      2002
                                                 -----------   -----------   -------   -------
Net Asset Value, Beginning of Period                            $  10.66     $  9.18   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                     0.10        0.11      0.03
   Net Realized and Unrealized Gain (Loss)                          0.76        1.47     (0.85)
      Total Operations                                              0.86        1.58     (0.82)
                                                                --------     -------   -------
Distributions:
   From Net Investment Income                                   $  (0.44)    $ (0.10)       --
   From Net Realized Gains                                         (0.03)         --        --
      Total Distributions                                          (0.47)      (0.10)       --
Net Asset Value, End of Period                                  $  11.05     $ 10.66   $  9.18
                                                                ========     =======   =======
Total Return(c)                                                     8.21%      17.38%    (8.20)%
Net Assets, End of Period (000's)                               $106,601     $85,134   $23,229
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                        0.92%       1.06%     1.10%
      Total(f)                                                      0.91%       1.06%     1.86%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                                     0.93%       1.15%     0.62%
   Portfolio Turnover Rate (g)                                        11%         22%        8%

                                                                   CLASS C*
                                                             YEAR OR PERIOD ENDED
                                                 ----------------------------------------------
                                                 OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                     2005          2004            2003
                                                 -----------   -----------   ------------------
Net Asset Value, Beginning of Period                            $  10.66          $  9.19
Investment Operations:
   Net Investment Income (Loss)                                     0.10             0.11
   Net Realized and Unrealized Gain (Loss)                          0.76             1.46
      Total Operations                                              0.86             1.57
                                                                --------          -------
Distributions:
   From Net Investment Income                                   $  (0.44)         $ (0.10)
   From Net Realized Gains                                         (0.03)              --
      Total Distributions                                          (0.47)           (0.10)
Net Asset Value, End of Period                                  $  11.05          $ 10.66
                                                                ========          =======
Total Return(c)                                                     8.26%           17.25%
Net Assets, End of Period (000's)                               $182,112          $83,165
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                        0.93%            1.06%
      Total(f)                                                      0.92%            1.06%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                                     0.89%            1.15%
   Portfolio Turnover Rate (g)                                        11%              22%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding.

(b) TA IDEX Asset Allocation-Conservative Portfolio commenced operations on March 1, 2002. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES -- AMERICA(SM)

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Great Companies -- America(SM) is long-term growth of capital.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

-    large-cap stocks

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for a significant period and survived its founder; have a market cap in the top 5% of stocks traded in the United States; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and generate high returns on invested capital.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among the sectors. Sector weightings are adjusted as the investing environment dictates.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poors 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges.

Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                           SINCE
                                                                     1 YEAR   5 YEARS   INCEPTION (2)
                                                                     ------   -------   -------------
   Return before taxes                                                  %                     %
   Return after taxes on distributions(3)                               %                     %
   Return after taxes on distributions and sales of fund shares(3)      %                     %
Class B                                                                 %                     %
Class C                                                                 %                     %
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)      %                     %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                  CLASS OF SHARES
                                                                              -----------------------
                                                                                A        B         C
                                                                              ----     ----      ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                                                 5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption proceeds, whichever is lower)   None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less
   (as a percentage of amount redeemed)                                       2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A     B      C
                                        ----   ----   ----
Management fees                             %      %      %
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(e)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.15%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
   A            $        $         $          $
   B+           $        $         $          $
   C            $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
   A            $        $         $          $
   B+           $        $         $          $
   C            $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First 500 million....................   0.75%
Over $500 million up to $1 billion...   0.70%
Over $1 billion......................   0.65%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $500 million of average daily net assets; 0.25% of average daily net assets in excess of $500 million.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

Great Companies has provided investment advisory services to various clients since 2000.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                   CLASS A
                                                             YEAR OR PERIOD ENDED
                                          ---------------------------------------------------------
                                                                            OCTOBER 31 (A, B)
                                          OCTOBER 31,   OCTOBER 31,   -----------------------------
                                              2005          2004        2003       2002       2001
                                              ----        -------     -------    -------    -------
Net Asset Value, Beginning of Period                      $  8.77     $  7.65    $  8.96    $ 10.58
Investment Operations:
Net Investment Income (Loss)                                   --          --      (0.01)     (0.02)
Net Realized and Unrealized Gain (Loss)                      0.08        1.12      (1.30)     (1.60)
   Total Operations                                          0.08        1.12      (1.31)     (1.62)
                                                          =======     =======    =======    =======
Distributions:

From Net Investment Income                                     --          --         --         --
From Net Realized Gains                                        --          --         --         --
   Total Distributions                                         --          --         --         --
Net Asset Value, End of Period                            $  8.85     $  8.77    $  7.65    $  8.96
                                                          =======     =======    =======    =======
Total Return(c)                                              0.93%      14.64%    (14.59)%   (15.35)%
Net Assets, End of Period (000's)                         $44,056     $49,040    $55,508    $38,345
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                    1.55%       1.55%      1.55%      1.55%
   Total(f)                                                  1.55%       1.66%      1.66%      1.78%
Net Investment Income (Loss) to Average
Net Assets(d)                                                0.00%       0.05%     (0.16)%    (0.18)%
Portfolio Turnover Rate(g)                                     23%         54%        28%        65%

                                                                   CLASS B
                                                             YEAR OR PERIOD ENDED
                                          ---------------------------------------------------------
                                          OCTOBER 31,   OCTOBER 31,         OCTOBER 31, (A, B)
                                          -----------   -----------   -----------------------------
                                              2005          2004        2003       2002       2001
                                              ----        -------     -------    -------    -------
Net Asset Value, Beginning of Period                      $  8.57     $  7.52    $  8.87    $ 10.56
Investment Operations:
Net Investment Income (Loss)                                (0.06)      (0.05)     (0.08)     (0.08)
Net Realized and Unrealized Gain (Loss)                      0.09        1.10      (1.27)     (1.61)
   Total Operations                                          0.03        1.05      (1.35)     (1.69)
                                                          =======     =======    =======    =======
Distributions:

From Net Investment Income                                     --          --         --         --
From Net Realized Gains                                        --          --         --         --
   Total Distributions                                         --          --         --         --
Net Asset Value, End of Period                            $  8.60     $  8.57    $  7.52    $  8.87
                                                          =======     =======    =======    =======
Total Return(c)                                              0.35%      13.96%    (15.26)%   (15.98)%
Net Assets, End of Period (000's)                         $54,460     $62,205    $53,256    $40,769
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                    2.17%       2.20%      2.20%      2.20%
   Total(f)                                                  2.17%       2.31%      2.31%      2.43%
Net Investment Income (Loss) to Average
Net Assets(d)                                               (0.62)%     (0.60)%    (0.81)%    (0.83)%
Portfolio Turnover Rate(g)                                     23%         54%        28%        65%

                                                             CLASS C*
                                                       YEAR OR PERIOD ENDED
                                          ----------------------------------------------
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                              2005          2004             2003
                                          -----------   -----------   ------------------
Net Asset Value, Beginning of Period                      $  8.57          $ 7.51
Investment Operations:
Net Investment Income (Loss)                                (0.06)          (0.05)
Net Realized and Unrealized Gain (Loss)                      0.08            1.11
   Total Operations                                          0.02            1.06
                                                          =======           =====
Distributions:

From Net Investment Income                                     --              --
From Net Realized Gains                                        --              --
   Total Distributions                                         --              --
Net Asset Value, End of Period                            $  8.59          $ 8.57
                                                          =======           =====
Total Return(c)                                              0.23%          14.11%
Net Assets, End of Period (000's)                         $26,700          $4,474
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                    2.20%           2.20%
   Total(f)                                                  2.26%           2.31%
Net Investment Income (Loss) to Average
   Net Assets(d)                                            (0.64)%         (0.60)%
Portfolio Turnover Rate(g)                                     23%             54%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/30/2004 and 10/31/2005.

(b) TA IDEX Great Companies -- America(SM) commenced operations on July 14, 2000. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Great Companies -- Technology(SM) is long-term growth of capital.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology or related products and services. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history, with a particular focus on companies in the communication sector and related fields. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great technology company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; strong corporate governance; have been in business for at least 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by the sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the fund.

To determine which "great company" in which the fund should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the fund may decrease if technology-related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

-    HEALTHCARE SECTOR

Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A healthcare company's valuation can often be based largely on the potential or actual performance of a limited number of products. A healthcare company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ 100 Index, a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed on the NASDAQ Stock Market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                               SINCE
                                                                        1 YEAR   5 YEARS   INCEPTION(2)
                                                                        ------   -------   ------------
Class A
   Return before taxes                                                     %                     %
   Return after taxes on distributions(3)                                  %                     %
   Return after taxes on distributions and sales of fund shares(3)         %                     %
Class B                                                                    %                     %
Class C                                                                    %                     %
NASDAQ 100 Index (reflects no deduction for fees, expenses, or taxes)      %                     %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

The table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                CLASS OF SHARES
                                                                                            -----------------------
                                                                                              A        B         C
                                                                                            ----     ----      ----
Maximum sales charge (load) imposed on purchases (as a % of offering price)                 5.50%    None      None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is lower)                                                            None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less (as a percentage of amount redeemed)   2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                           %      %      %
Distribution and service (12b-1) fees     %      %      %
Other expenses                            %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES      %      %      %
EXPENSE REDUCTION(e)                      %      %      %
NET OPERATING EXPENSES                    %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.18%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.18%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
    A            $        $         $          $
    B+           $        $         $          $
    C            $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

ALL AVERAGE DAILY NET ASSETS

First $500 million...   0.78%
Over $500 million....   0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million of average daily net assets; 0.30% of the next $250 million of average daily net assets; and 0.25% of average daily net assets in excess of $500 million.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

Great Companies has provided investment advisory services to various clients since 2000.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                       CLASS A
                                                                 YEAR OR PERIOD ENDED
                                              ---------------------------------------------------------
                                                                                OCTOBER 31, (A, B)
                                              OCTOBER 31,   OCTOBER 31,   -----------------------------
                                                 2005           2004        2003       2002       2001
                                              -----------   -----------   -------    -------    -------
Net Asset Value, Beginning of Period                         $   3.61     $  2.56    $  3.63    $  7.93
Investment Operations:
   Net Investment Income (Loss)                                 (0.04)      (0.04)     (0.05)     (0.06)
   Net Realized and Unrealized Gain (Loss)                       0.23        1.09      (1.02)     (4.24)
      Total Operations                                           0.19        1.05      (1.07)     (4.30)
                                                             --------     -------    -------    -------
Distributions:
   From Net Investment Income                                      --          --         --         --
   From Net Realized Gains                                         --          --         --         --
      Total Distributions                                          --          --         --         --
Net Asset Value, End of Period                               $   3.80     $  3.61    $  2.56    $  3.63
                                                             --------     -------    -------    -------
Total Return(c)                                                  5.26%      41.02%    (29.45)%   (54.26)%
Net Assets, End of Period (000's)                            $119,985     $78,289    $ 6,445    $ 7,106
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                        1.36%       1.55%      1.55%      1.55%
   Total(f)                                                      1.36%       1.90%      2.61%      2.68%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                    (1.12)%     (1.23)%    (1.40)%    (1.04)%
Portfolio Turnover Rate(g)                                         41%         24%        64%        58%

                                                                       CLASS B
                                                                 YEAR OR PERIOD ENDED
                                              ---------------------------------------------------------
                                                                                OCTOBER 31, (A, B)
                                              OCTOBER 31,   OCTOBER 31,   -----------------------------
                                                 2005           2004        2003       2002       2001
                                              -----------   -----------   -------    -------    -------
Net Asset Value, Beginning of Period                          $ 3.51      $ 2.50     $  3.58    $  7.91
Investment Operations:
   Net Investment Income (Loss)                                (0.06)      (0.06)      (0.08)     (0.10)
   Net Realized and Unrealized Gain (Loss)                      0.23        1.07       (1.00)     (4.23)
      Total Operations                                          0.17        1.01       (1.08)     (4.33)
                                                              ------      ------     -------    -------
Distributions:
   From Net Investment Income                                     --          --          --         --
   From Net Realized Gains                                        --          --          --         --
      Total Distributions                                         --          --          --         --
Net Asset Value, End of Period                                $ 3.68      $ 3.51     $  2.50    $  3.58
                                                              ------      ------     -------    -------
Total Return(c)                                                 4.84%      40.40%     (30.12)%   (54.80)%
Net Assets, End of Period (000's)                             $6,874      $7,864     $ 4,348    $ 5,938
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                       1.91%       2.20%       2.20%      2.20%
   Total(f)                                                     1.91%       2.55%       3.26%      3.33%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                   (1.68)%     (1.88)%     (2.05)%    (1.69)%
Portfolio Turnover Rate(g)                                        41%         24%         64%        58%

                                                                           CLASS C*
                                                                     YEAR OR PERIOD ENDED
                                                        ----------------------------------------------
                                                        OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                           2005           2004             2003
                                                        -----------   -----------   ------------------
Net Asset Value, Beginning of Period                                    $ 3.51           $ 2.45
Investment Operations:
   Net Investment Income (Loss)                                          (0.07)           (0.06)
   Net Realized and Unrealized Gain (Loss)                                0.23             1.12
      Total Operations                                                    0.16             1.06
                                                                        ------           ------
Distributions:
   From Net Investment Income                                               --               --
   From Net Realized Gains                                                  --               --
     Total Distributions                                                    --               --
Net Asset Value, End of Period                                          $ 3.67           $ 3.51
                                                                        ------           ------
Total Return(c)                                                           4.56%           43.27%
Net Assets, End of Period (000's)                                       $4,089           $  739
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                                 2.20%            2.20%
   Total(f)                                                               2.60%            2.55%
Net Investment Income (Loss) to Average Net Assets(d)                    (1.94)%          (1.88)%
Portfolio Turnover Rate(g)                                                  41%              24%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b) TA IDEX Great Companies -- Technology(SM) commenced operations on July 14, 2000. The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX JANUS GROWTH

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Janus Growth is growth of capital.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve, this objective by investing principally in:

- equity securities listed on national exchanges or on NASDAQ that the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's sub-adviser builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's sub-adviser subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.

WHAT IS "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts
(ADRs),Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    REPURCHASE AGREEMENTS

Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

-    FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

-    Inaccurate market predictions

-    Imperfect correlation

-    Illiquidity

-    Tax considerations

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market and the Russell 1000 Growth Index (Russell 1000 Growth) (secondary), which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                                          10 YEARS OR
                                                                                       1 YEAR   5 YEARS   INCEPTION(2)
                                                                                       ------   -------   ------------
Class A(3)
   Return before taxes                                                                    %        %            %
   Return after taxes on distributions(4)                                                 %        %            %
   Return after taxes on distributions and sales of fund shares(4)                        %        %            %
Class B(3)                                                                                %        %            %
Class C(3)                                                                                %                     %
Class T(3)                                                                                %        %            %
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)                        %        %            %
Russell 1000 Growth (secondary) (reflects no deduction for fees, expenses, or taxes)      %        %            %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Returns for Class B and C are from the date of inception of the class.

(3) Date of inception for Class A (5/8/1986); Class B (10/1/1995); Class T (6/4/1985); and Class C (11/11/2002).

(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                           CLASS OF SHARES
                                                                                  ---------------------------------
                                                                                    A        B         C         T*
                                                                                  ----     ----      ----      ----
Maximum sales charge (load) imposed on purchases (as a % of offering price)       5.50%    None      None      8.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is lower)                                       None(a)  5.00%(b)  1.00%(c)  None
Redemption fee on shares held 5 trading days or less (as a percentage of amount
   redeemed)                                                                      2.00%    2.00%     2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                           CLASS OF SHARES
                                        ---------------------
                                         A     B     C     T*
                                        ---   ---   ---   ---
Management fees                          %     %     %     %
Distribution and service (12b-1) fees    %     %     %     %
Other expenses                           %     %     %     %
TOTAL ANNUAL FUND OPERATING EXPENSES     %     %     %     %
EXPENSE REDUCTION(E)                     %     %     %     %
NET OPERATING EXPENSES                   %     %     %     %

----------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.30%, excluding 12b-1 fees.

(*)  Not available to new investors.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $
     T           $        $         $          $

IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $
     T           $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million ....................    0.80%
Over $250 million up to $750 million ..    0.77%
Over $750 million up to $1.5 billion ..    0.75%
Over $1.5 billion up to $3 billion ....    0.70%
Over $3 billion .......................   0.675%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____%] of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. SUB-ADVISER:

   Janus Capital Management LLC
   151 Detroit Street
   Denver, Colorado 80206-4928

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of the first $250 million of average daily net assets; 0.35% of the next $500 million of average daily net assets; 0.30% of the next $750 million of average daily net assets; 0.25% of the next $1.5 billion of average daily net assets; and 0.225% of average daily net assets in excess of $3 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, Vice President, serves as manager of this fund. Mr. Keely has been sole manager of this fund since January, 2000. Previously, he served as co-manager of the fund starting January, 1999. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders Funds.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                         CLASS A
                                                                  YEAR OR PERIOD ENDED
                                                 ------------------------------------------------------
                                                                                OCTOBER 31, (A)
                                                 OCTOBER    OCTOBER    --------------------------------
                                                   2005      2004        2003        2002        2001
                                                 -------   --------    --------    --------    --------
Net Asset Value, Beginning of Period                       $  19.73    $  15.87    $  19.64    $  43.81
Investment Operations:
   Net Investment Income (Loss)                               (0.21)      (0.21)      (0.22)      (0.24)
   Net Realized and Unrealized Gain (Loss)                     2.04        4.07       (3.55)     (20.80)
      Total Operations                                         1.83        3.86       (3.77)     (21.04)
                                                           --------    --------    --------    --------
Distributions:
   From Net Investment Income                                    --          --          --          --
   From Net Realized Gains                                       --          --          --       (3.13)
      Total Distributions                                        --          --          --       (3.13)
Net Asset Value, End of Period                             $  21.56    $  19.73    $  15.87    $  19.64
                                                           ========    ========    ========    ========
Total Return(c)                                                9.28%      24.32%     (19.21)%    (51.31)%
Net Assets, End of Period (000's)                          $573,640    $583,674    $505,704    $770,590
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                   1.60%       1.70%       1.66%       1.49%
      Total(f)                                                 1.60%       1.72%       1.69%       1.49%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                               (1.01)%     (1.22)%     (1.10)%     (0.83)%
   Portfolio Turnover Rate(g)                                    41%         62%         62%         64%

                                                                         CLASS B
                                                                  YEAR OR PERIOD ENDED
                                                 ------------------------------------------------------
                                                                                OCTOBER 31, (A)
                                                 OCTOBER    OCTOBER    --------------------------------
                                                   2005      2004        2003        2002        2001
                                                 -------   --------    --------    --------    --------
Net Asset Value, Beginning of Period                       $  18.45    $  14.93    $  18.63    $  42.08
Investment Operations:
   Net Investment Income (Loss)                               (0.32)      (0.31)      (0.34)      (0.41)
   Net Realized and Unrealized Gain (Loss)                     1.91        3.83       (3.36)     (19.91)
      Total Operations                                         1.59        3.52       (3.70)     (20.32)
                                                           --------    --------    --------    --------
Distributions:
   From Net Investment Income                                    --          --          --          --
   From Net Realized Gains                                       --          --          --       (3.13)
      Total Distributions                                        --          --          --       (3.13)
Net Asset Value, End of Period                             $  20.04    $  18.45    $  14.93    $  18.63
                                                           ========    ========    ========    ========
Total Return(c)                                                8.62%      23.58%     (19.86)%    (51.74)%
Net Assets, End of Period (000's)                          $203,408    $233,731    $224,348    $354,949
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                   2.22%       2.35%       2.31%       2.14%
      Total(f)                                                 2.22%       2.37%       2.35%       2.14%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                               (1.59)%     (1.87)%     (1.75)%     (1.48)%
   Portfolio Turnover Rate(g)                                    41%         62%         62%         64%

                                                                 CLASS C*
                                                           YEAR OR PERIOD ENDED
                                                 ---------------------------------------
                                                                      OCTOBER 31, (A, B)
                                                 OCTOBER   OCTOBER   -------------------
                                                  2005      2004      2003      2002
                                                 -------   -------   ------   --------
Net Asset Value, Beginning of Period                       $ 18.45   $14.74   $  20.45
Investment Operations:
   Net Investment Income (Loss)                              (0.30)   (0.32)     (0.16)
   Net Realized and Unrealized Gain (Loss)                    1.88     4.03       2.10
      Total Operations                                        1.58     3.71       1.94
                                                           -------   ------   --------
Distributions:
   From Net Investment Income                                   --       --         --
   From Net Realized Gains                                      --       --         --
      Total Distributions                                       --       --         --
Net Asset Value, End of Period                             $ 20.03   $18.45   $  22.39
                                                           =======   ======   ========
Total Return(c)                                               8.62%   25.17%      9.49%
Net Assets, End of Period (000's)                          $71,196   $  735   $246,052
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                  2.08%    2.35%      1.38%
      Total(f)                                                2.08%    2.37%      1.38%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                              (1.44)%  (1.88)%    (0.75)%
   Portfolio Turnover Rate(g)                                   41%      62%        41%

                                                                    CLASS T
                                                              YEAR OR PERIOD ENDED
                                                                 OCTOBER 31,(A)
                                                 ---------------------------------------------
                                                   2003        2002        2001        2000
                                                 --------    --------    --------   ----------
Net Asset Value, Beginning of Period                16.40       20.20       44.76        47.45
Investment Operations:
   Net Investment Income (Loss)                     (0.16)      (0.16)      (0.14)        0.25
   Net Realized and Unrealized Gain (Loss)           4.21       (3.64)     (21.29)        5.35
      Total Operations                               4.05       (3.80)     (21.43)        5.60
                                                 --------    --------    --------   ----------
Distributions:
   From Net Investment Income                                                  --
   From Net Realized Gains                                                  (3.13)       (8.29)
      Total Distributions                                                   (3.13)       (8.29)
Net Asset Value, End of Period                   $  20.45    $  16.40    $  20.20   $    44.76
                                                 ========    ========    ========   ==========
Total Return(c)                                     24.70%     (18.82)%    (51.07)%      11.20%
Net Assets, End of Period (000's)                $416,719    $368,301    $546,317   $1,232,295
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                         1.35%       1.31%       1.14%        1.04%
      Total(f)                                       1.37%       1.34%       1.14%        1.07%
   Net Investment Income (Loss) to Average Net
      Assets(d)                                     (0.87)%     (0.75)%     (0.48)%      (0.26)%
   Portfolio Turnover Rate(g)                          62%         62%         64%          41%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b)  The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX SALOMON ALL CAP

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The investment objective of TA IDEX Salomon All Cap is to seek capital appreciation.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While the SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when SaBAM believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

-    low market valuations measured by SaBAM's valuation models.

-    positive changes in earnings prospects because of factors such as:

     -    new, improved or unique products and services

     -    new or rapidly expanding markets for the company's products

     -    new management

     - changes in the economic, financial, regulatory or political environment particularly affecting the company

     -    effective research, product development and marketing

     -    a business strategy not yet recognized by the marketplace

While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts
(ADRs),Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

     -    changes in currency value

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    PREFERRED STOCKS

Preferred stocks may include obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                             1 YEAR   5 YEARS   SINCE INCEPTION (2)
                                             ------   -------   -------------------
Class A                                         %        %               %
   Return before taxes                          %        %               %
   Return after taxes on distributions(3)       %        %               %
   Return after taxes on distributions and
      sales of fund shares(3)                   %        %               %
Class B                                         %        %               %
Class C                                         %        %               %
Russell 3000 Index (reflects no deduction
   for fees, expenses, or taxes)                %        %               %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                       CLASS OF SHARES
                                                   -----------------------
                                                     A        B         C
                                                   ----     ----      ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                      5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is lower)                   None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days
   or less (as a percentage of amount redeemed)    2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
MANAGEMENT FEES                             %      %      %
DISTRIBUTION AND SERVICE (12B-1) FEES   0.35%  1.00%  1.00%
OTHER EXPENSES                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTIONS(E)                       %      %      %
                                        ----   ----   ----
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisers, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT RE DEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets).

AVERAGE DAILY NET ASSETS:

First $500 million.........   0.80%
Over $500 million..........   0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_______]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $20 million of average daily net assets; 0.50% of the next $80 million of average daily net assets; and 0.40% of average daily net assets over $100 million.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

SaBAM has provided investment advisory services to various clients since 1987.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                          CLASS A
                                                                   YEAR OR PERIOD ENDED
                                                ----------------------------------------------------------
                                                                                  OCTOBER 31, (A, B)
                                                OCTOBER 31,   OCTOBER 31,   ------------------------------
                                                    2005          2004        2003        2002       2001
                                                -----------   -----------   --------    -------    -------
Net Asset Value, Beginning of Period                           $  13.95     $  10.34    $ 13.63    $ 15.51
Investment Operations:
   Net Investment Income (Loss)                                   (0.03)       (0.04)        --       0.12
   Net Realized and Unrealized Gain (Loss)                         0.88         3.65      (3.15)     (1.58)
   Total Operations                                                0.85         3.61      (3.15)     (1.46)
                                                               --------     --------    -------    -------
Distributions:
   From Net Investment Income                                        --           --
   From Net Realized Gains                                                        --      (0.14)     (0.42)
      Total Distributions                                                         --      (0.14      (0.42)
Net Asset Value, End of Period                                 $  14.80     $  13.95    $ 10.34    $ 13.63
                                                               ========     ========    =======    =======
Total Return(c)                                      %             6.09%       34.91%    (23.44)%    (9.49)%
Net Assets, End of Period (000's)                    $         $438,047     $271,958    $57,528    $77,791
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                         %             1.33%        1.55%      1.55%      1.58%
      Total(f)                                       %             1.33%        1.64%      1.65%      1.68%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                  %            (0.17)%      (0.36)%    (0.03)%     0.75%
   Portfolio Turnover Rate(g)                        %               25%          30%       162%        82%

                                                                           CLASS B
                                                                    YEAR OR PERIOD ENDED
                                                ------------------------------------------------------------
                                                                                   OCTOBER 31, (A, B)
                                                OCTOBER 31,   OCTOBER 31,   --------------------------------
                                                    2005          2004        2003         2002       2001
                                                -----------   -----------   --------    --------    --------
Net Asset Value, Beginning of Period                           $  13.53     $  10.08    $  13.41    $  15.36
Investment Operations:
   Net Investment Income (Loss)                                   (0.11)       (0.12)      (0.10)       0.02
   Net Realized and Unrealized Gain (Loss)                         0.85         3.57       (3.09)      (1.55)
   Total Operations                                                0.74         3.45       (3.19)      (1.53)
                                                               --------     --------    --------    --------
Distributions:
   From Net Investment Income
   From Net Realized Gains                                                                 (0.14)      (0.42)
      Total Distributions                                                                  (0.14)      (0.42)
Net Asset Value, End of Period                                 $  14.27     $  13.53    $  10.08    $  13.41
                                                               ========     ========    ========    ========
Total Return(c)                                                    5.48%       34.23%     (24.11)%    (10.09)%
Net Assets, End of Period (000's)                              $150,829     $158,147    $130,709    $167,214
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                       1.97%        2.20%       2.20%       2.23%
      Total(f)                                                     1.97%        2.29%       2.30%       2.33%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                               (0.80)%      (1.01)%     (0.68)%      0.10%
   Portfolio Turnover Rate(g)                                        25%          30%        162%         82%

                                                                   CLASS C*
                                                             YEAR OR PERIOD ENDED
                                                ----------------------------------------------
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                    2005          2004             2003
                                                -----------   -----------   ------------------
Net Asset Value, Beginning of Period                           $ 13.53          $10.26
Investment Operations:
   Net Investment Income (Loss)                                  (0.12)          (0.12)
   Net Realized and Unrealized Gain (Loss)                        0.85            3.39
   Total Operations                                               0.73            3.27
                                                               -------          ------
Distributions:
   From Net Investment Income                                       --              --
   From Net Realized Gains                                          --              --
      Total Distributions                                           --              --
Net Asset Value, End of Period                                 $ 14.26          $13.53
                                                               =======          ======
Total Return(c)                                                   5.43%          31.87%
Net Assets, End of Period (000's)                              $65,391          $2,547
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                      1.99%           2.20%
      Total(f)                                                    1.99%           2.29%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                              (0.83)%         (1.01)%
   Portfolio Turnover Rate(g)                                       25%             30%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b) TA IDEX Salomon All Cap commenced operations on March 1, 1999. The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA EQUITY

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Equity is to maximize long-term growth.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

-    equity securities

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

-    shareholder-oriented management

-    dominance in market share

-    cost production advantages

-    leading brands

-    self-financed growth

-    attractive reinvestment opportunities

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index (Russell 1000 Growth), which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                 1 YEAR   5 YEARS   SINCE INCEPTION(2)
                                                                 ------   -------   ------------------
Class A
   Return before taxes                                              %                        %
   Return after taxes on distributions(3)                           %                        %
   Return after taxes on distributions and sales of fund
      shares(3)                                                     %                        %
Class B                                                             %                        %
Class C                                                             %                        %
Russell 1000 Growth (reflects no deduction for fees, expenses,
   or taxes)                                                        %                        %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                   CLASS OF SHARES
                                                                ---------------------
                                                                  A       B        C
                                                                ----    ----     ----
Maximum sales charge (load) imposed on purchases (as a % of
   offering price)                                              5.50%   None     None
Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is lower)   None(a) 5.00%(b) 1.00%(c)
Redemption fee on shares held 5 trading days or less (as a
   percentage of amount redeemed)                               2.00%   2.00%    2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                             %      %      %
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(E)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are estimates based upon the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits, and the impact of the fund's merger with TA IDEX Alger Aggressive Growth.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.17%, excluding 12b-l fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

$

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc. (TFAI)

   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million........   0.75%
Over $500 million.........   0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% of the fund's average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                     CLASS A
                                                               YEAR OR PERIOD ENDED
                                             -------------------------------------------------------
                                                                              OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ---------------------------
                                                 2005          2004        2003      2002      2001
                                             -----------   -----------   -------   -------   -------
Net Asset Value, Beginning of Period                        $   6.86     $  5.52   $  6.38   $ 10.16
Investment Operations:
   Net Investment Income (Loss)                                (0.07)      (0.05)    (0.07)    (0.10)
   Net Realized and Unrealized Gain (Loss)                      0.65        1.39     (0.79)    (3.68)
      Total Operations                                          0.58        1.34     (0.86)    (3.78)
                                                            --------     -------   -------   -------
Distributions:
   From Net Investment Income                                     --          --        --        --
   From Net Realized Capital Gains                                --          --        --        --
      Total Distributions                                         --          --        --        --
Net Asset Value, End of Period                              $   7.44     $  6.86   $  5.52   $  6.38
                                                            ========     =======   =======   =======
Total Return(c)                                                 8.45%      24.28%   (13.50)%  (37.20)%
Net Assets, End of Period (000's)                           $176,851     $56,618   $25,127   $ 2,750
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    1.50%       1.56%     1.74%     1.55%
      Total(f)                                                  1.50%       1.56%     2.32%     2.75%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                            (0.90)%     (0.87)%   (1.19)%   (1.15)%
   Portfolio Turnover Rate(g)                                     97%         55%       19%       42%

                                                                     CLASS B
                                                              YEAR OR PERIOD ENDED
                                             ------------------------------------------------------
                                                                             OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   --------------------------
                                                 2005          2004       2003      2002      2001
                                             -----------   -----------   ------   -------   -------
Net Asset Value, Beginning of Period                        $  6.68      $ 5.40   $  6.29   $ 10.12
Investment Operations:
   Net Investment Income (Loss)                               (0.11)      (0.09)    (0.12)    (0.16)
   Net Realized and Unrealized Gain (Loss)                     0.62        1.37     (0.77)    (3.67)
      Total Operations                                         0.51        1.28     (0.89)    (3.83)
                                                            -------   ---------   -------   -------
Distributions:
   From Net Investment Income                                    --          --        --        --
   From Net Realized Capital Gains                               --          --        --        --
      Total Distributions                                        --          --        --        --
Net Asset Value, End of Period                              $  7.19      $ 6.68   $  5.40   $  6.29
                                                            =======      ======   =======   =======
Total Return(c)                                                7.68%      23.70%   (14.22)%  (37.78)%
Net Assets, End of Period (000's)                           $47,928      $4,613   $ 2,732   $ 3,070
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                   2.20%       2.21%     2.39%     2.20%
      Total(f)                                                 2.72%       2.21%     2.98%     3.40%
   Net Investment Income (Loss) to Average
   Net Assets(d)                                              (1.62)%     (1.52)%   (1.84)%   (1.80)%
   Portfolio Turnover Rate(g)                                    97%         55%       19%       42%

                                                                 CLASS C*
                                                           YEAR OR PERIOD ENDED
                                             -----------------------------------------------
                                             OCTOBER 31,   OCTOBER 31,    OCTOBER 31, (A, B)
                                                 2005          2004             2003
                                             -----------   -----------   -------------------
Net Asset Value, Beginning of Period                        $  6.68            $ 5.30
Investment Operations:
   Net Investment Income (Loss)                               (0.11)            (0.09)
   Net Realized and Unrealized Gain (Loss)                     0.63              1.47
      Total Operations                                         0.52              1.38
                                                            -------            ------
Distributions:
   From Net Investment Income                                    --                --
   From Net Realized Capital Gains                               --                --
      Total Distributions                                        --                --
Net Asset Value, End of Period                              $  7.20            $ 6.68
                                                            =======            ======
Total Return(c)                                                7.78%            26.04%
Net Assets, End of Period (000's)                           $21,808            $1,435
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                   2.20%             2.21%
      Total(f)                                                 2.55%             2.21%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                           (1.63)%           (1.52)%
   Portfolio Turnover Rate(g)                                    97%               55%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b) TA IDEX Transamerica Equity commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expense to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Growth Opportunities is to maximize long-term growth.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

-    strong potential for steady growth

-    high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

THESE AND OTHER RISKS ARE FULLY DESCRIBED IN THE SECTION ENTITLED "EXPLANATION OF STRATEGIES AND RISKS" IN APPENDIX A OF THIS PROSPECTUS.DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                 1 YEAR   5 YEARS   SINCE INCEPTION(2)
                                                                                 ------   -------   ------------------
Class A
   Return before taxes                                                              %        %              %
   Return after taxes on distributions(3)                                           %        %              %
   Return after taxes on distributions and sales of fund shares(3)                  %        %              %
Class B                                                                             %        %              %
Class C                                                                             %        %              %
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes)      %        %              %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                    CLASS OF SHARES
                                                                ----------------------
                                                                  A       B         C
                                                                ----    ----      ----
Maximum sales charge (load) imposed on purchases (as a % of
   offering price)                                              5.50%   None      None
Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is lower)   None(a) 5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less (as
   a percentage of amount redeemed)                             2.00%   2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                             %      %      %
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(E)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2004, restated to reflect current expenses, contractual advisory fees, and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.40%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
A               $         $         $          $
B+              $         $         $          $
C               $         $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
A               $         $         $          $
B+              $         $         $          $
C               $         $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million..........................   0.80%
Over $250 million up to $500 million........   0.75%
Over $500 million...........................   0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.40% of assets up to $100 million; and 0.35% of assets over $100 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of the TA IDEX Transamerica Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM's predecessor in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the TA IDEX Transamerica Growth Opportunities Fund (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                      CLASS A
                                                                YEAR OR PERIOD ENDED
                                             ----------------------------------------------------------
                                                                               OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ------------------------------
                                                2005          2004         2003        2002       2001
                                             -----------   -----------   --------    -------    -------
Net Asset Value, Beginning of Period                        $   5.95     $   4.81    $  4.81    $  8.70
Investment Operations:
   Net Investment Income (Loss)                                (0.03)       (0.06)     (0.06)     (0.07)
   Net Realized and Unrealized Gain (Loss)                      0.69         1.20       0.06      (3.82)
   Total Operations                                             0.66         1.14         --      (3.89)
                                                            --------     --------    -------    -------
Distributions:
   From Net Investment Income                                     --           --         --         --
   From Net Realized Gains                                        --           --         --         --
      Total Distributions                                         --           --         --        --
Net Asset Value, End of Period                              $   6.61     $   5.95    $  4.81    $  4.81
                                                            ========     ========    =======    =======
Total Return(c)                                                11.09%       23.70%      0.05     (44.76)
Net Assets, End of Period (000's)                           $230,633     $147,340    $12,687    $ 3,807
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                       1.43%        1.75%      1.74%      1.55%
   Total(f)                                                     1.43%        2.21%      2.53%      2.83
Net Investment Income (Loss) to Average
Net Assets(d)                                                   (0.47)%     (1.11)%    (1.35)%    (1.11)%
Portfolio Turnover Rate(g)                                        43%          97%        32%        59%

                                                                      CLASS B
                                                                YEAR OR PERIOD ENDED
                                             ----------------------------------------------------------
                                                                               OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ------------------------------
                                                 2005          2004        2003       2002        2001
                                             -----------   -----------   -------     ------     -------
Net Asset Value, Beginning of Period                        $  5.79      $  4.70     $ 4.73     $  8.66
Investment Operations:
   Net Investment Income (Loss)                               (0.09)       (0.09)     (0.11)      (0.10)
   Net Realized and Unrealized Gain (Loss)                     0.67         1.18       0.08       (3.83)
   Total Operations                                            0.58         1.09      (0.03)      (3.93)
                                                            -------      -------     ------     -------
Distributions:
   From Net Investment Income                                    --           --         --          --
   From Net Realized Gains                                       --           --         --          --
      Total Distributions                                        --           --         --          --
   Net Asset Value, End of Period                           $  6.37      $  5.79     $ 4.70     $  4.73
                                                            =======      =======     ======     =======
Total Return(c)                                               10.02%       23.19%     (0.70)%    (45.35)
Net Assets, End of Period (000's)                           $77,869      $52,492     $5,897     $ 4,513
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                      2.40%        2.41%      2.39%       2.20%
   Total(f)                                                    2.64%        2.87%      3.18%       3.48%
Net Investment Income (Loss) to Average
Net Assets(d)                                                 (1.44)%      (1.76)%    (2.00)%     (1.76)%
Portfolio Turnover Rate(g)                                       43%          97%        32%         59%

                                                             CLASS C*
                                                       YEAR OR PERIOD ENDED
                                          ----------------------------------------------
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                            2005           2004             2003
                                          -----------   -----------   ------------------
Net Asset Value, Beginning of Period                     $  5.79           $ 4.62
Investment Operations:
Net Investment Income (Loss)                               (0.10)           (0.09)
Net Realized and Unrealized Gain (Loss)                     0.69             1.26
   Total Operations                                         0.59             1.17
                                                         -------           ------
Distributions:
From Net Investment Income                                    --               --
From Net Realized Gains                                       --               --
   Total Distributions                                        --               --
Net Asset Value, End of Period                           $  6.38           $ 5.79
                                                         =======           ======
Total Return(c)                                            10.19%           25.32%
Net Assets, End of Period (000's)                        $28,103           $  483
Ratio/Supplemental Data:
Ratio of Expenses to Average Net
   Assets(d)
   Net(e)                                                   2.40%            2.42%
   Total(f)                                                 2.65%            2.89%
Net Investment Income (Loss) to Average
   Net Assets(d)                                           (1.58)%          (1.78)%
Portfolio Turnover Rate(g)                                    43%              97%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b) TA IDEX Transamerica Growth Opportunities commenced operations on March 1, 2000. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Small/Mid Cap Value seeks to maximize total return.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The fund defines small-and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts
(ADRs),Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES:     QUARTER ENDED   RETURN
---------------     -------------   ------
Best Quarter:                          %
Worst Quarter:                         %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                        SINCE
                                                           1 YEAR   INCEPTION(2)
                                                           ------   ------------
Class A
   Return before taxes                                        %           %
   Return after taxes on distributions(3)                     %           %
   Return after taxes on distributions and sales of fund
   shares(3)                                                  %           %
Class B                                                       %           %
Class C                                                       %           %
Russell 2500 Value Index (reflects no deduction for
   fees, expenses, or taxes)                                  %           %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) This fund commenced operations on April 2, 2001. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                        CLASS OF SHARES
                                                    -----------------------
                                                      A        B         C
                                                    ----     ----      ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                       5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is lower)                    None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or
   less (as a percentage of amount redeemed)        2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                                        CLASS OF SHARES
                                                    -----------------------
                                                      A        B         C
                                                    ----     ----      ----
Management fees                                         %        %         %
Distribution and service (12b-1) fees               0.35%    1.00%     1.00%
Other expenses                                          %        %         %
TOTAL ANNUAL FUND OPERATING EXPENSES                    %        %         %
EXPENSE REDUCTION(E)                                    %        %         %
NET OPERATING EXPENSES                                  %        %         %

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limits.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.40%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized fund operating expenses are less than 1.40%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
   A             $        $         $          $
   B+            $        $         $          $
   C             $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million...   0.80%
Over $500 million....   0.75%

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.375% of the first $500 million of average daily net assets and 0.325% of average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at TIM. She manages institutional separate accounts in the value equity discipline. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                      CLASS A
                                                                YEAR OR PERIOD ENDED
                                             ---------------------------------------------------------
                                                                               OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   -----------------------------
                                                 2005          2004        2003        2002      2001
                                             -----------   -----------   --------    -------    ------
Net Asset Value, Beginning of Period                        $  12.94     $   9.09    $ 10.12    $10.00
Investment Operations:
   Net Investment Income (Loss)                                 0.04        (0.11)     (0.07)    (0.02)
   Net Realized and Unrealized Gain (Loss)                      2.56         3.96      (0.96)     0.14
      Total Operations                                          2.60         3.85      (1.03)     0.12
                                                            --------     --------    -------    ------
Distributions:
   From Net Investment Income                                     --           --         --        --
   From Net Realized Gains                                     (1.22)          --         --        --
      Total Distributions                                      (1.22)          --         --        --
Net Asset Value, End of Period                              $  14.32     $  12.94    $  9.09    $10.12
                                                            ========     ========    =======    ======
Total Return(c)                                                20.61%       42.35%    (10.18)%    1.20%
Net Assets End of Period (000's)                            $334,763     $149,557    $45,500    $6,536
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                    1.32%        1.73%      1.85%     1.85%
      Total(f)                                                  1.32%        1.73%      1.98%     3.56%
Net Investment Income (Loss) to Average
   Net Assets(d)                                                0.31%       (1.04)%    (0.88)%   (0.32)%
   Portfolio Turnover Rate(g)                                     81%          55%        22%        8%

                                                                      CLASS B
                                                                YEAR OR PERIOD ENDED
                                             --------------------------------------------------------
                                                                               OCTOBER 31, (A, B)
                                             OCTOBER 31,   OCTOBER 31,   ----------------------------
                                                 2005          2004        2003       2002      2001
                                             -----------   -----------   -------    --------   ------
Net Asset Value, Beginning of Period                        $ 12.73      $  8.98    $ 10.08    $10.00
Investment Operations:
   Net Investment Income (Loss)                               (0.06)       (0.17)     (0.19)    (0.05)
   Net Realized and Unrealized Gain (Loss)                     2.52         3.92      (0.91)     0.13
      Total Operations                                         2.46         3.75      (1.10)     0.08
                                                            -------      -------    -------    ------
Distributions:
   From Net Investment Income                                    --           --         --        --
   From Net Realized Gains                                    (1.22)          --         --        --
      Total Distributions                                     (1.22)          --         --        --
Net Asset Value, End of Period                              $ 13.97      $ 12.73    $  8.98    $10.08
                                                            =======      =======    =======    ======
Total Return(c)                                               19.85%       41.76%    (10.91)%    0.80%
Net Assets End of Period (000's)                            $40,477      $33,196    $24,391    $7,604
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                   1.97%        2.38%      2.50%     2.50%
      Total(f)                                                 1.97%        2.38%      2.63%     4.21%
Net Investment Income (Loss) to Average
   Net Assets(d)                                              (0.43)%      (1.69)%    (1.53)%   (0.97)%
   Portfolio Turnover Rate(g)                                    81%          55%        22%        8%

                                                                CLASS C*
                                                          YEAR OR PERIOD ENDED
                                             ----------------------------------------------
                                             OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                 2005          2004             2003
                                             -----------   -----------   ------------------
Net Asset Value, Beginning of Period                        $ 12.73            $ 9.01
Investment Operations:
   Net Investment Income (Loss)                               (0.01)            (0.18)
   Net Realized and Unrealized Gain (Loss)                     2.46              3.90
      Total Operations                                         2.45              3.72
                                                            -------            ------
Distributions:
   From Net Investment Income                                    --                --
   From Net Realized Gains                                    (1.22)               --
      Total Distributions                                     (1.22)               --
Net Asset Value, End of Period                              $ 13.96            $12.73
                                                            =======            ======
Total Return(c)                                               19.78%            41.29%
Net Assets End of Period (000's)                            $19,678            $1,995
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(d)
      Net(e)                                                   2.07%             2.38%
      Total(f)                                                 2.07%             2.38%
Net Investment Income (Loss) to Average
   Net Assets(d)                                              (0.02)%           (1.69)%
   Portfolio Turnover Rate(g)                                    81%               55%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding.

(b) TA IDEX Transamerica Small/Mid Cap Value commenced operations on April 2, 2001. The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.

(CIRCLE I ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's assets are allocated between two sub-advisers, Great Companies, L.L.C. (Great Companies) and Templeton Investment Counsel, LLC (Templeton). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion in the domestic portfolio.

Companies identified by Great Companies for inclusion in the domestic portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

-    have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

-    have a significant portion of their assets outside the U.S.; or

-    are linked to non-U.S. dollar currencies; or

- are organized under the laws of, or with principal offices in, another country

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts
(ADRs),Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

-    SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW Index), a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                        10 YEARS OR
                                                                     1 YEAR   5 YEARS   INCEPTION(2)
                                                                     ------   -------   ------------
Class A(3)
   Return before taxes                                                  %        %            %
   Return after taxes on distributions(4)                               %        %            %
   Return after taxes on distributions and sales of fund shares(4)      %        %            %
Class B(3)                                                              %        %            %
Class C(3)                                                              %        %            %
MSCIW Index (reflects no deduction for fees, expenses, or taxes)        %        %            %

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Returns for Class C are from the inception of the Class.

(3) Inception dates: Class A (10/1/1992); Class B (10/1/1995); and Class C (11/11/2002).

(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 29, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                CLASS OF SHARES
                                                                                            -----------------------
                                                                                              A        B         C
                                                                                            ----     ----      ----
Maximum sales charge (load) imposed on purchases (as a % of offering price)                 5.50%    None      None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption
   proceeds, whichever is lower)                                                            None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less (as a percentage of amount redeemed)   2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                            %      %      %
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                             %      %      %
                                        ----   ----   ----
TOTAL ANNUAL FUND OPERATING EXPENSES       %      %      %
EXPENSE REDUCTION(E)                       %      %      %
NET OPERATING EXPENSES                     %      %      %

----------
(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

----------
+ Examples for Class B shares assume conversion to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

ALL AVERAGE DAILY NET ASSETS

First $500 million...   0.80%
Over $500 million....   0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISERS:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

   Templeton Investment Counsel, LLC
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% over $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

Great Companies has provided investment advisory services to various clients since 2000.

The Templeton organization has been investing globally since 1940.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                            CLASS A
                                                                     YEAR OR PERIOD ENDED
                                                --------------------------------------------------------------
                                                                                            OCTOBER 31, (A)
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   --------------------
                                                   2005           2004          2003         2002        2001
                                                -----------   -----------   -----------   --------    --------
Net Asset Value, Beginning of Period                           $  21.41      $  19.06     $  23.67    $  40.20
Investment Operations:
   Net Investment Income (Loss)                                   (0.07)        (0.05)       (0.08)      (0.07)
   Net Realized and Unrealized Gain (Loss)                         1.23          2.40        (4.53)     (13.99)
      Total Operations                                             1.16          2.35        (4.61)     (14.06)
                                                               --------      --------     --------    --------
Distributions:
   From Net Investment Income                                        --            --           --          --
   From Net Realized Gains                                           --            --           --       (2.47)
      Total Distributions                                            --            --           --       (2.47)
Net Asset Value, End of Period                                 $  22.57      $  21.41     $  19.06    $  23.67
                                                               --------      --------     --------    --------
Total Return(c)                                                    5.41%        12.33%      (19.46)%    (37.08)%
   Net Assets, End of Period (000's)                           $226,517      $189,046     $225,722    $374,626
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                       1.85%         2.07%        1.88%       1.63%
      Total(f)                                                     1.85%         2.07%        1.88%       1.63%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                      (0.31)%       (0.26)%      (0.34)%     (0.24)%
Portfolio Turnover Rate(g)                                          140%          103%          72%         79%

                                                                            CLASS B
                                                                     YEAR OR PERIOD ENDED
                                                --------------------------------------------------------------
                                                                                             OCTOBER 31, (A)
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   --------------------
                                                   2005           2004          2003        2002        2001
                                                -----------   -----------   -----------   --------    --------
Net Asset Value, Beginning of Period                           $  20.25      $  18.14     $  22.71    $  38.97
Investment Operations:
   Net Investment Income (Loss)                                   (0.20)        (0.17)       (0.22)      (0.27)
   Net Realized and Unrealized Gain (Loss)                         1.18          2.28        (4.35)     (13.52)
      Total Operations                                             0.98          2.11        (4.57)     (13.79)
                                                               --------      --------     --------    --------
Distributions:
   From Net Investment Income                                        --            --           --          --
   From Net Realized Gains                                           --            --           --       (2.47)
      Total Distributions                                            --            --           --       (2.47)
Net Asset Value, End of Period                                 $  21.23      $  20.25     $  18.14    $  22.71
                                                               --------      --------     --------    --------
Total Return(c)                                                    4.83%        11.57%      (20.09)%    (37.58)%
   Net Assets, End of Period (000's)                           $117,409      $153,046     $193,259    $320,693
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                       2.49%         2.72%        2.53%       2.28%
      Total(f)                                                     2.49%         2.72%        2.53%       2.28%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                      (0.93)%       (0.91)%      (0.99)%     (0.89)%
Portfolio Turnover Rate(g)                                          140%          103%          72%         79%

                                                                   CLASS C*
                                                             YEAR OR PERIOD ENDED
                                                ----------------------------------------------
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                   2005           2004            2003
                                                -----------   -----------   ------------------
Net Asset Value, Beginning of Period                           $ 20.25          $ 18.00
Investment Operations:
   Net Investment Income (Loss)                                  (0.15)           (0.17)
   Net Realized and Unrealized Gain (Loss)                        1.11             2.42
      Total Operations                                            0.96             2.25
                                                               -------          -------
Distributions:
   From Net Investment Income                                       --               --
   From Net Realized Gains                                          --               --
      Total Distributions                                           --               --
Net Asset Value, End of Period                                 $ 21.21          $ 20.25
                                                               -------          -------
Total Return(c)                                                   4.74%           12.50%
    Net Assets, End of Period (000's)                          $48,378          $   163
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                      2.18%            2.72%
      Total(f)                                                    2.18%            2.72%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                     (0.72)%          (0.92)%
Portfolio Turnover Rate(g)                                         140%             103%

----------
* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b) The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA BALANCED

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

This fund seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally 60% to 70% of the fund's total assets in common stocks with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

-    EQUITY INVESTMENTS

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

-    the quality of the management team;

- the company's ability to earn returns on capital in excess of the cost of capital;

-    competitive barriers to entry; and

-    the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

-    FIXED-INCOME INVESTMENTS

TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, and negotiates each trade.

(EXCLAMATION ICON)

                                PRINCIPAL RISKS

The fund is subject to the following primary risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index), which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Index (LBGC Index), which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                 10 YEARS OR
                                             1 YEAR   5 YEARS   INCEPTION(2)
                                             ------   -------   ------------
Class A
   Return before taxes                          %        %            %
   Return after taxes on distributions(3)       %        %            %
   Return after taxes on distributions and
      sales of fund shares(3)                   %        %            %
Class B                                         %        %            %
Class C                                         %        %            %
S&P 500 Index (reflects no deduction for
   fees, expenses, or taxes)                    %        %            %
LBGC Index (reflects no deduction for
   fees, expenses, or taxes)                    %        %            %

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) Inception dates: Class A (12/2/1994); Class B (10/1/1995); and Class C (11/11/2002). Returns for Class C are from inception.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 29, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                       CLASS OF SHARES
                                                   -----------------------
                                                     A        B         C
                                                   ----     ----      ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                      5.50%    None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is lower)                   None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days
   or less (as a percentage of amount redeemed)    2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                             %      %      %
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(e)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are estimates based upon the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million.......................    0.80%
Over $250 million up to $500 million.....    0.75%
Over $500 million up to $1.5 billion.....    0.70%
Over $1.5 billion........................   0.625%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $250 million of average daily net assets; 0.325% over $250 million up to $500 million of average daily net assets; 0.30% over $500 million up to $1.5 billion; 0.25% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President, Chief Investment Officer and Portfolio Manager at TIM, is the Lead Equity Manager of the fund. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (fixed-income) Manager of the TA IDEX Transamerica Balanced Fund and the TA IDEX Transamerica Value Balanced Fund, and the Co-Manager of the TA IDEX Transamerica Flexible Income Fund. She also manages institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                         CLASS A
                                                                   YEAR OR PERIOD ENDED
                                                ---------------------------------------------------------
                                                                                   OCTOBER 31, (A)
                                                OCTOBER 31,   OCTOBER 31,   -----------------------------
                                                    2005          2004        2003      2002       2001
                                                -----------   -----------   -------   --------   --------
Net Asset Value, Beginning of Period                            $ 17.43     $ 16.23   $  17.31   $  19.75
Investment Operations:
   Net Investment Income (Loss)                                    0.14        0.19       0.29       0.37
   Net Realized and Unrealized Gain (Loss)                         1.08        1.21      (1.09)     (2.18)
   Total Operations                                                1.22        1.40      (0.80)     (1.81)
                                                                -------     -------   --------   --------
Distributions:
   From Net Investment Income                                     (0.12)      (0.20)     (0.28)     (0.35)
   From Net Realized Gains                                           --          --         --      (0.28)
      Total Distributions                                         (0.12)      (0.20)     (0.28)     (0.63)
Net Asset Value, End of Period                                  $ 18.53     $ 17.43   $  16.23   $  17.31
                                                                =======     =======   ========   ========
Total Return(c)                                                    7.03%       8.71%     (4.72)%    (9.35)%
Net Assets, End of Period (000's)                               $72,997     $89,335   $100,923   $126,369
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                       1.70%       1.73%      1.68%      1.64%
      Total(f)                                                     1.70%       1.73%      1.70%      1.66%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                                0.76%       1.13%      1.70%      1.96%
   Portfolio Turnover Rate(g)                                       107%         69%        87%       114%

                                                                          CLASS B
                                                                   YEAR OR PERIOD ENDED
                                                ----------------------------------------------------------
                                                                                   OCTOBER 31, (A)
                                                OCTOBER 31,   OCTOBER 31,   ------------------------------
                                                    2005          2004        2003       2002       2001
                                                -----------   -----------   --------   --------   --------
Net Asset Value, Beginning of Period                           $  17.39     $  16.22   $  17.30   $  19.73
Investment Operations:
   Net Investment Income (Loss)                                    0.04         0.08       0.18       0.25
   Net Realized and Unrealized Gain (Loss)                         1.08         1.18      (1.09)     (2.17)
   Total Operations                                                1.12         1.26      (0.91)     (1.92)
                                                               --------     --------   --------   --------
Distributions:
   From Net Investment Income                                     (0.04)       (0.09)     (0.17)     (0.23)
   From Net Realized Gains                                           --           --         --      (0.28)
      Total Distributions                                         (0.04)       (0.09)     (0.17)     (0.51)
Net Asset Value, End of Period                                 $  18.47     $  17.39   $  16.22   $  17.30
                                                               ========     ========   ========   ========
Total Return(c)                                                    6.44%        7.84%     (5.31)%    (9.93)%
Net Assets, End of Period (000's)                              $170,630     $199,472   $214,019   $243,387
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                       2.26%        2.37%      2.33%      2.29%
      Total(f)                                                     2.26%        2.37%      2.35%      2.31%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                                0.19%        0.48%      1.05%      1.31%
   Portfolio Turnover Rate(g)                                       107%          69%        87%       114%

                                                                   CLASS C*
                                                             YEAR OR PERIOD ENDED
                                                ----------------------------------------------
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                    2005          2004             2003
                                                -----------   -----------   ------------------
Net Asset Value, Beginning of Period                           $ 17.39            $16.22
Investment Operations:
   Net Investment Income (Loss)                                  (0.01)             0.08
   Net Realized and Unrealized Gain (Loss)                        1.11              1.18
   Total Operations                                               1.10              1.26
                                                               -------            ------
Distributions:
   From Net Investment Income                                    (0.04)            (0.09)
   From Net Realized Gains                                          --                --
      Total Distributions                                        (0.04)            (0.09)
Net Asset Value, End of Period                                 $ 18.45            $17.39
                                                               =======            ======
Total Return(c)                                                   6.33%             7.84%
Net Assets, End of Period (000's)                              $53,990            $4,354
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                      2.28%             2.38%
      Total(f)                                                    2.28%             2.39%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                              (0.08)%            0.48%
   Portfolio Turnover Rate(g)                                      107%               69%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002,10/31/2003,
     10/31/2004 and 10/31/2005.

(b) The inception date for the offering of Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA VALUE BALANCED

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

-    income-producing common and preferred stocks

- debt obligations of U.S. issuers, some of which will be convertible into common stocks

-    U.S. Treasury bonds, notes and bills

-    money market instruments

-    covered call options & put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index, a widely recognized, unmanaged index of market performance.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market instruments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity; the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation:

-    inaccurate market predictions which may result in losses instead of gains

- prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index (primary benchmark), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, the Lehman Brothers Aggregate Bond Index, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC Index), which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                                                  10 YEARS
                                                                                                                  OR SINCE
                                                                                            1-YEAR   5 YEARS   INCEPTION (2)
                                                                                            ------   -------   -------------
Class A
   Return before taxes                                                                         %        %            %
   Return after taxes on distributions(3)                                                      %        %            %
   Return after taxes on distributions and sales of fund shares(3)                             %        %            %
Class B                                                                                        %        %            %
Class C                                                                                        %        %            %
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)                  %        %            %
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)      %        %            %
LBIGC Index (reflects no deduction for fees, expenses, or taxes)                               %        %            %

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on October 1, 1995. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                      CLASS OF SHARES
                                                                                  -----------------------
                                                                                    A        B         C
                                                                                  ----     ----      ----
Maximum sales charge (load) imposed on purchases (as a % of offering price)       5.50%    None      None
Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is lower)                                       None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less (as a percentage of amount
   redeemed)                                                                      2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                            CLASS OF SHARES
                                          ------------------
                                            A      B      C
                                          ----   ----   ----
Management fees                               %      %      %
Distribution and service (12b-1) fees     0.35%  1.00%  1.00%
Other expenses                                %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES(D)       %      %      %
EXPENSE REDUCTION(E)                          %      %      %
NET OPERATING EXPENSES                        %      %      %

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million ..................   0.75%
Over $500 million up to $1 billion ..   0.65%
Over $1 billion .....................   0.60%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of assets up to $500 million; 0.325% of assets over $500 million up to $1 billion; and 0.30% of assets over $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College.

HEIDI Y. HU is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (fixed-income) Manager of the TA IDEX Transamerica Balanced Fund and the TA IDEX Transamerica Value Balanced Fund, and the Co-Manager of the TA IDEX Transamerica Flexible Income Fund. She also manages institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                                    CLASS A
                                                                             YEAR OR PERIOD ENDED
                                                           --------------------------------------------------------
                                                                                            OCTOBER 31, (A, B)
                                                           OCTOBER 31,   OCTOBER 31,   ----------------------------
                                                              2005          2004         2003      2002       2001
                                                           -----------   -----------   -------   -------    -------
Net Asset Value, Beginning of Period                                       $ 11.49     $  9.69   $ 11.67    $ 12.75
Investment Operations:
   Net Investment Income (Loss)                                               0.18        0.18      0.18       0.26
   Net Realized and Unrealized Gain (Loss)                                    0.61        1.83     (1.65)     (0.51)
   Total Operations                                                           0.79        2.01     (1.47)     (0.25)
                                                                           -------     -------   -------    -------
Distributions:
   From Net Investment Income                                                (0.17)      (0.21)    (0.16)     (0.26)
   From Net Realized Gains                                                                         (0.35)     (0.57)
      Total Distributions                                                    (0.17)      (0.21)    (0.51)     (0.83)
Net Asset Value, End of Period                                             $ 12.11     $ 11.49   $  9.69    $ 11.67
                                                                           =======     =======   =======    =======
Total Return(c)                                                               6.99%      21.04%   (13.20)%    (2.13)%
Net Assets, End of Period (000's)                                          $37,393     $11,832   $11,020    $13,880
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                                  1.55%       1.55%     1.55%      1.55%
      Total(f)                                                                1.63%       2.20%     1.89%      1.95%
   Net Investment Income (Loss) to Average Net Assets(d)                      1.50%       1.75%     1.56%      2.04%
   Portfolio Turnover Rate(g)                                                  122%         50%       82%        50%

                                                                                    CLASS B
                                                                             YEAR OR PERIOD ENDED
                                                           --------------------------------------------------------
                                                                                            OCTOBER 31, (A, B)
                                                           OCTOBER 31,   OCTOBER 31,   ----------------------------
                                                              2005          2004         2003      2002       2001
                                                           -----------   -----------   -------   -------    -------
Net Asset Value, Beginning of Period                                       $ 11.46     $  9.69   $ 11.66$   $  12.74
Investment Operations:
   Net Investment Income (Loss)                                               0.10        0.11      0.11       0.18
   Net Realized and Unrealized Gain (Loss)                                    0.61        1.80     (1.65)     (0.50)
      Total Operations                                                        0.71        1.91     (1.54)     (0.32)
                                                                           -------     -------   -------    -------
Distributions:
   From Net Investment Income                                                (0.10)      (0.14)    (0.08)     (0.19)
   From Net Realized Gains                                                                         (0.35)     (0.57)
      Total Distributions                                                    (0.10)      (0.14)    (0.43)     (0.76)
Net Asset Value, End of Period                                             $ 12.07     $ 11.46   $  9.69    $ 11.66
                                                                           =======     =======   =======    =======
Total Return(c)                                                               6.23%      19.98%   (13.72)%    (2.74)%
Net Assets, End of Period (000's)                                          $29,409     $13,744   $12,038    $16,180
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                                  2.20%       2.20%     2.20%      2.20%
      Total(f)                                                                2.30%       2.85%     2.54%      2.60%
   Net Investment Income (Loss) to Average Net Assets(d)                      0.81%       1.10%     0.91%      1.39%
   Portfolio Turnover Rate(g)                                                  122%         50%       82%        50%

                                                                              CLASS C*
                                                                        YEAR OR PERIOD ENDED
                                                           ----------------------------------------------
                                                           OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                               2005          2004             2003
                                                           -----------   -----------   ------------------
Net Asset Value, Beginning of Period                                       $ 11.46           $ 9.71
Investment Operations:
   Net Investment Income (Loss)                                               0.11             0.12
   Net Realized and Unrealized Gain (Loss)                                    0.60             1.77
      Total Operations                                                        0.71             1.89
                                                                           -------           ------
Distributions:
   From Net Investment Income                                                (0.10)           (0.14)
   From Net Realized Gains                                                      --               --
      Total Distributions                                                    (0.10)           (0.14)
Net Asset Value, End of Period                                             $ 12.07           $11.46
                                                                           =======           ======
Total Return(c)                                                               6.31%           19.73%
Net Assets, End of Period (000's)                                          $14,285           $  530
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                                  2.20%            2.20%
      Total(f)                                                                2.39%            2.86%
   Net Investment Income (Loss) to Average Net Assets(d)                      0.78%            1.10%
   Portfolio Turnover Rate(g)                                                  122%              50%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b)  The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA HIGH-YIELD BOND

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica High-Yield Bond is to seek a high level of current income by investing in high-yield debt securities.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

-    High-yield/high-risk bonds (commonly known as "junk bonds")

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. However, the fund will not invest more than 10% of its assets in securities rated CCC or below (when a security is rated by several rating agencies, it will be considered "CCC" or below if half or more of these rating agencies so rate the security) or, if unrated, determined by AUIM to be of comparable quality. If rated securities held by the fund are downgraded, AUIM will consider whether to continue to hold these securities.

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top-down/bottom-up" approach in managing the fund's assets. The "top-down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom-up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top-down" and "bottom-up" strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP-DOWN" APPROACH?

When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Full Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table on the next page provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Cash Pay Index (MLHYCPI), a widely recognized unmanaged index of market performance which is a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                        10 YEARS OR
                                                                     1 YEAR   5 YEARS   INCEPTION(2)
                                                                     ------   -------   ------------
Class A(3)
   Return before taxes                                                  %        %           %
   Return after taxes on distributions(4)                               %        %           %
   Return after taxes on distributions and sales of fund shares(4)      %        %           %
Class B(3)                                                              %        %           %
Class C(3)                                                              %        %           %
MLHYCPI (reflects no deduction for fees, expenses, or taxes)            %        %           %

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Returns for Class C are from the inception of the class.

(3) Inception dates: Class A (6/14/1985); Class B (10/1/1995); and Class C (11/11/2002).

(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from y our investment)

                                                                            CLASS OF SHARES
                                                                        -----------------------
                                                                          A        B         C
                                                                        ----     ----      ----
Maximum sales charge (load) on purchases (as a % of offering price)     4.75%    None      None
Maximum deferred sales charge (load) (as a percentage of purchase
    price or redemption proceeds, whichever is lower)                   None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less (as a percentage
    of amount redeemed)                                                 2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                         0.60%  0.60%  0.60%
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(E)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.24%, excluding 12b-1 fees.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
A               $         $         $          $
B+              $         $         $          $
C               $         $         $          $

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
A               $         $         $          $
B+              $         $         $          $
C               $         $         $          $

+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $400 million...........................     0.59%
Over $400 million up to $750 million.........    0.575%
Over $750 million............................     0.55%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   AEGON USA Investment Management, LLC
   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.28% of assets up to $400 million; 0.25% over $400 million up to $750 million; and 0.20% in excess of $750 million.

PORTFOLIO MANAGERS:

DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUIM since 1975 and has been Senior Vice President since September 11, 1995.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUIM in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America. Mr. Beman has been Senior Vice President of AUIM since March 1, 2002. Prior to that date, he was Vice President since October 1, 1997.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

AUIM has provided investment advisory services to various clients since 1989.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                       CLASS A
                                                                  YEAR OR PERIOD ENDED
                                              ------------------------------------------------------------
                                                                                     OCTOBER 31,
                                              OCTOBER 31,   OCTOBER 31,   --------------------------------
                                                 2005           2004        2003         2002        2001
                                                 ----         --------    --------     -------     -------
Net Asset Value, Beginning of Period                          $   9.08    $   7.93     $  9.26     $  9.24
Investment Operations:
   Net Investment Income (Loss)                                   0.52        0.57        0.57        0.72
   Net Realized and Unrealized Gain (Loss)                        0.29        1.16       (1.31)       0.01
      Total Operations                                            0.81        1.73       (0.74)       0.73
                                                              --------    --------     -------     -------
Distributions:
   From Net Investment Income                                    (0.52)      (0.58)      (0.59)      (0.71)
   From Net Realized Gains                                          --          --          --          --
      Total Distributions                                        (0.52)      (0.58)      (0.59)      (0.71)
Net Asset Value, End of Period                                $   9.37    $   9.08     $  7.93     $  9.26
                                                              ========    ========     =======     =======
Total Return(c)                                                   9.23%      22.74%      (8.48)%      8.12%
Net Assets, End of Period (000's)                             $309,223    $193,708     $60,332     $50,755
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                      1.08%       1.22%       1.35%       1.41%
      Total(f)                                                    1.08%       1.22%       1.35%       1.41%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                      5.67%       6.57%       6.61%       7.35%
Portfolio Turnover Rate(g)                                          49%         46%         64%         16%

                                                                       CLASS B
                                                                  YEAR OR PERIOD ENDED
                                              ------------------------------------------------------------
                                                                                     OCTOBER 31,
                                              OCTOBER 31,   OCTOBER 31,   --------------------------------
                                                 2005           2004        2003         2002        2001
                                                 ----         --------    --------     -------     -------
Net Asset Value, Beginning of Period                          $  9.08     $  7.93      $  9.26     $  9.24
Investment Operations:
   Net Investment Income (Loss)                                  0.46        0.51         0.52        0.57
   Net Realized and Unrealized Gain (Loss)                       0.29        1.17        (1.32)       0.10
      Total Operations                                           0.75        1.68        (0.80)       0.67
                                                              -------     -------      -------     -------
Distributions:
   From Net Investment Income                                   (0.46)      (0.53)       (0.53)      (0.65)
   From Net Realized Gains                                         --          --           --          --
      Total Distributions                                       (0.46)      (0.53)       (0.53)      (0.65)
Net Asset Value, End of Period                                $  9.37     $  9.08      $  7.93     $  9.26
                                                              =======     =======      =======     =======
Total Return(c)                                                  8.52%      21.94%       (9.03)%      7.45%
Net Assets, End of Period (000's)                             $49,422     $51,511      $31,336     $35,471
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                     1.72%       1.87%        2.00%       2.06%
      Total(f)                                                   1.72%       1.87%        2.00%       2.06%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                     5.05%       5.92%        5.96%       6.70%
Portfolio Turnover Rate(g)                                         49%         46%          64%         16%

                                                               CLASS C*
                                                           YEAR OR PERIOD ENDED
                                              ----------------------------------------------
                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                 2005          2004              2003
                                              -----------   -----------   ------------------
Net Asset Value, Beginning of Period                          $  9.08           $ 8.08
Investment Operations:
   Net Investment Income (Loss)                                  0.46             0.51
   Net Realized and Unrealized Gain (Loss)                       0.28             1.02
      Total Operations                                           0.74             1.53
                                                              -------           ------
Distributions:
   From Net Investment Income                                   (0.46)           (0.53)
   From Net Realized Gains                                         --               --
      Total Distributions                                       (0.46)           (0.53)
Net Asset Value, End of Period                                $  9.36           $ 9.08
                                                              =======           ======
Total Return(c)                                                  8.41%           19.52%
Net Assets, End of Period (000's)                             $25,379           $8,403
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                     1.78%            1.87%
      Total(f)                                                   1.78%            1.87%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                     4.95%            5.92%
Portfolio Turnover Rate(g)                                         49%              46%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b)  The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CIRCLE I ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

-    convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days


-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC Index), a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                 SINCE
                                                                     1 YEAR   INCEPTION(2)
                                                                     ------   ------------
Class A
   Return before taxes                                                  %           %
   Return after taxes on distributions(3)                               %           %
   Return after taxes on distributions and sales of fund shares(3)      %           %
Class B                                                                 %           %
Class C                                                                 %           %
MLAUSC Index (reflects no deduction for fees, expenses, or taxes)       %           %

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                       CLASS OF SHARES
                                                                                  ------------------------
                                                                                    A         B         C
                                                                                  -----     ----      ----
Maximum sales charge (load) imposed on purchases (as a % of offering price)        4.75%    None      None
Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is lower)                                        None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less (as a percentage of amount
   redeemed)                                                                       2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                             %      %      %
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(e)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.35%, excluding 12b-l fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------   -------   -------   -------   --------
A                $         $         $          $
B+               $         $         $          $
C                $         $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
A                $        $         $          $
B+               $        $         $          $
C                $        $         $          $

+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million.........   0.75%
Over $250 million..........   0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation

PORTFOLIO MANAGER:

KIRK J. KIM, (Lead Portfolio Manager) is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor, he worked as a Securities analyst for The Franklin Templeton Group. He joined TIM's predecessor in 1997. Mr. Kim holds a B.S. in finance from the University of Southern California.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                             CLASS A
                                                                       YEAR OR PERIOD ENDED
                                                         -----------------------------------------------
                                                                                      OCTOBER 31, (A, B)
                                                         OCTOBER 31,   OCTOBER 31,   -------------------
                                                             2005          2004        2003       2002
                                                         -----------   -----------   --------   --------
Net Asset Value, Beginning of Period                                    $  11.32     $   9.39   $ 10.00
Investment Operations:
   Net Investment Income (Loss)                                             0.21         0.24      0.14
   Net Realized and Unrealized Gain (Loss)                                  0.56         1.92     (0.67)
      Total Operations                                                      0.77         2.16     (0.53)
                                                                        --------     --------   -------
Distributions:
   From Net Investment Income                                              (0.22)       (0.23)    (0.08)
   From Net Realized Gains                                                 (0.87)          --        --
      Total Distributions                                                  (1.09)       (0.23)    (0.08)
Net Asset Value, End of Period                                          $  11.00     $  11.32      9.39
                                                                        ========     ========   =======
Total Return(c)                                                             7.06%       23.49%    (5.42)%
Net Assets, End Of Period (000's)                                       $188,049     $175,175   $10,205
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                                1.20%        1.33%     1.73%
      Total(f)                                                              1.20%        1.33%     3.85%
   Net Investment Income (Loss) to Average Net Assets(d)                    1.83%        2.27%     2.59%
   Portfolio Turnover Rate(g)                                                157%         119%      170%

                                                                             CLASS B
                                                                       YEAR OR PERIOD ENDED
                                                         -----------------------------------------------
                                                                                      OCTOBER 31, (A, B)
                                                         OCTOBER 31,   OCTOBER 31,   -------------------
                                                             2005          2004        2003       2002
                                                         -----------   -----------   --------   --------
Net Asset Value, Beginning of Period                                     $11.31       $ 9.38     $10.00
Investment Operations:
   Net Investment Income (Loss)                                            0.14         0.17       0.11
   Net Realized and Unrealized Gain (Loss)                                 0.57         1.93      (0.68)
      Total Operations                                                     0.71         2.10      (0.57)
                                                                         ------       ------     ------
Distributions:
   From Net Investment Income                                             (0.15)       (0.17)     (0.05)
   From Net Realized Gains                                                (0.87)          --         --
      Total Distributions                                                 (1.02)       (0.17)     (0.05)
Net Asset Value, End of Period                                           $11.00       $11.31       9.38
                                                                         ======       ======     ======
Total Return(c)                                                            6.52%       22.58%     (5.68)%
Net Assets, End Of Period (000's)                                        $6,379       $6,508     $1,138
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)

      Net(e)                                                               1.79%        1.98%      2.38%
      Total(f)                                                             1.79%        1.98%      4.50%
Net Investment Income (Loss) to Average Net Assets(d)                      1.24%        1.62%      1.94%
Portfolio Turnover Rate(g)                                                  157%         119%       170%

                                                                             CLASS C*
                                                                       YEAR OR PERIOD ENDED
                                                         -----------------------------------------------
                                                         OCTOBER 31,   OCTOBER 31,    OCTOBER 31, (A, B)
                                                             2005          2004              2003
                                                         -----------   -----------   -------------------
Net Asset Value, Beginning of Period                          E          $11.31             $ 9.36
Investment Operations:
   Net Investment Income (Loss)                                            0.11               0.17
   Net Realized and Unrealized Gain (Loss)                                 0.57               1.95
      Total Operations                                                     0.68               2.12
                                                                         ------             ------
Distributions:
   From Net Investment Income                                             (0.15)             (0.17)
   From Net Realized Gains                                                (0.87)                --
      Total Distributions                                                 (1.02)             (0.17)
Net Asset Value, End of Period                                           $10.97             $11.31
                                                                         ======             ======
Total Return(c)                                                            6.33%             22.84%
Net Assets, End Of Period (000's)                                        $5,204             $5,048
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                               2.05%              1.98%
      Total(f)                                                             2.05%              1.98%
Net Investment Income (Loss) to Average Net Assets(d)                      0.98%              1.62%
Portfolio Turnover Rate(g)                                                  157%               119%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding.

(b) TA IDEX Transamerica Convertible Securities commenced operations March 1, 2002. The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA FLEXIBLE INCOME

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:

-    fixed-income debt securities and cash or cash equivalents

The fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. With respect to these investments:

     1. At least 50% of the value of the fund's assets will be invested in (a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Moody's) (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (S&P) (AAA, AA, A or BBB); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's, or A-1 or A-2 by S&P; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

     2. Up to 50% of the value of the fund's assets may be invested in other straight debt securities which are not rated by Moody's or S&P or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

-    SHORT-TERM TRADING

The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:

     (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

     (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The sub-adviser may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

-    ACTIVE TRADING

The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    HIGH-YIELD DEBT SECURITY RISK

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit Index (LBGC Index), a widely recognized unmanaged index of market performance which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                        10 YEARS OR
                                                                     1 YEAR   5 YEARS   INCEPTION(2)
                                                                     ------   -------   ------------
Class A(3)
   Return before taxes                                                  %        %            %
   Return after taxes on distributions(4)                               %        %            %
   Return after taxes on distributions and sales of fund shares(4)      %        %            %
Class B(3)                                                              %        %            %
Class C(3)                                                              %        %            %
LBGC Index (reflects no deduction for fees, expenses, or taxes)         %        %            %

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Returns for Class C are from the inception of the class.

(3) Inception dates: Class A (6/29/1987); Class B (10/1/1995); and Class C (11/11/2002).

(4) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                      CLASS OF SHARES
                                                                                  -----------------------
                                                                                    A        B         C
                                                                                  ----     ----      ----
Maximum sales charge (load) imposed on purchases (as a % of offering price)       4.75%    None      None
Maximum deferred sales charge (load) (as a percentage of purchase price or
   redemption proceeds, whichever is lower)                                       None(a)  5.00%(b)  1.00%(c)
Redemption fee on shares held 5 trading days or less (as a percentage of amount
   redeemed)                                                                      2.00%    2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management Fees                         0.77%  0.77%  0.77%
Distribution and Service (12b-1) Fees   0.35%  1.00%  1.00%
Other Expenses                              %      %      %
Total Annual Fund Operating Expenses        %      %      %
Expense Reduction(e)                        %      %      %
Net Operating Expenses                      %      %      %

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(c) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are estimates based upon the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect most current expenses, contractual advisory fees, and/or expense limits.]

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.50%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT RE DEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $100 million ....................    0.80%
Over $100 million up to $250 million ..   0.775%
Over $250 million .....................   0.675%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.30% of the first $250 million of average daily net assets; 0.25% of the fund's average daily net assets over $250 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez is the Lead Manager of the TA IDEX Transamerica Flexible Income Fund. He also manages institutional accounts in the Fixed Income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez is a CFA Level III candidate and has 13 years of investment experience.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the fund.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                         CLASS A
                                                                   YEAR OR PERIOD ENDED
                                                ----------------------------------------------------------
                                                                                     OCTOBER 31, (A)
                                                OCTOBER 31,   OCTOBER 31,   ------------------------------
                                                   2005           2004         2003       2002       2001
                                                -----------   -----------   --------   --------   --------
Net Asset Value, Beginning of Period                            $ 10.21     $  9.94    $  9.99    $  9.26
Investment Operations:
   Net Investment Income (Loss)                                    0.41        0.36       0.40       0.47
   Net Realized and Unrealized Gain (Loss)                         0.11        0.27       0.02       0.71
      Total Operations                                             0.52        0.63       0.42       1.18
                                                                -------     -------    -------    -------
Distributions:
   From Net Investment Income                                     (0.42)      (0.36)     (0.41)     (0.45)
   From Net Realized Gains                                        (0.63)                 (0.06)
      Total Distributions                                         (1.05)      (0.36)     (0.47)     (0.45)
Net Asset Value, End of Period                                  $  9.68     $ 10.21    $  9.94    $  9.99
                                                                =======     =======    =======    =======
Total Return(c)                                                    5.72%       6.39%      4.45%     13.14%
   Net Assets, End of Period (000's)                            $80,201     $87,898    $61,815    $29,600
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
   Net(e)                                                          1.43%       1.49%      1.62%      1.68%
   Total(f)                                                        1.43%       1.50%      1.65%      1.70%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                       4.25%       3.56%      4.23%      4.84%
Portfolio Turnover Rate(g)                                          169%        164%                  315%

                                                                          CLASS B
                                                                   YEAR OR PERIOD ENDED
                                                ----------------------------------------------------------
                                                                                   OCTOBER 31, (A)
                                                OCTOBER 31,   OCTOBER 31,   ------------------------------
                                                   2005           2004         2003       2002       2001
                                                -----------   -----------   --------   --------   --------
Net Asset Value, Beginning of Period                            $ 10.20     $  9.94    $  9.99    $  9.26
Investment Operations:
   Net Investment Income (Loss)                                    0.35        0.30       0.34       0.37
   Net Realized and Unrealized Gain (Loss)                         0.12        0.25       0.02       0.74
      Total Operations                                             0.47        0.55       0.36       1.11
                                                                -------     -------    -------    -------
Distributions:
  From Net Investment Income                                      (0.36)      (0.29)     (0.35)     (0.38)
  From Net Realized Gains                                         (0.63)         --      (0.06)
     Total Distributions                                          (0.99)      (0.29)     (0.41)     (0.38)
Net Asset Value, End of Period                                  $  9.68     $ 10.20    $  9.94    $  9.99
                                                                =======     =======    =======    =======
Total Return(c)                                                    5.13%       5.59%      3.83%     12.28%
   Net Assets, End of Period (000's)                            $45,338     $69,502    $67,220    $40,435
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
     Net(e)                                                        2.03%       2.14%      2.27%      2.33%
     Total(f)                                                      2.03%       2.15%      2.30%      2.35%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                       3.61%       2.91%      3.58%      4.19%
Portfolio Turnover Rate(g)                                          169%        164%       245%       315%

                                                                   CLASS C*
                                                             YEAR OR PERIOD ENDED
                                                ---------------------------------------------
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A, B)
                                                   2005           2004             2003
                                                -----------   -----------   -----------------
Net Asset Value, Beginning of Period                            $ 10.20           $ 9.98
Investment Operations:
   Net Investment Income (Loss)                                    0.36             0.29
   Net Realized and Unrealized Gain (Loss)                         0.10             0.22
      Total Operations                                             0.46             0.51
                                                                -------           ------
Distributions:
   From Net Investment Income                                     (0.36)           (0.29)
   From Net Realized Gains                                        (0.63)              --
      Total Distributions                                         (0.99)           (0.29)
Net Asset Value, End of Period                                  $  9.67           $10.20
                                                                =======           ======
Total Return(c)                                                    5.02%            5.16%
   Net Assets, End of Period (000's)                            $19,675           $8,178
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                       2.10%            2.14%
      Total(f)                                                     2.10%            2.15%
Net Investment Income (Loss) to Average Net
   Assets(d)                                                       3.74%            2.91%
Portfolio Turnover Rate(g)                                          169%             164%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, 10/31/2003,
     10/31/2004 and 10/31/2005.

(b)  The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

TA IDEX TRANSAMERICA MONEY MARKET

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Money Market is to seek maximum current income from money market securities consistent with liquidity and preservation of principal.

(CIRCLE I ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

-    repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

-    investing in securities which present minimal credit risk; and

- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(EXCLAMATION ICON)

                                PRINCIPAL RISKS

This fund is subject to the following principal investment risks:

-    INTEREST RATES

The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

-    DEFAULT RISK

The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

-    FOREIGN SECURITIES

To the extent the fund invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

(PERCENTAGE ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns since inception. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   [BAR CHART]

                                 7 DAY YIELD(1)
                            (as of October 31, 2005)

Class A      %
          ===

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

(1)  Call Customer Service (1-888-233-4339) for the current 7 day yield.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(2)

                                   SINCE
                      1 YEAR   INCEPTION(3)
                      ------   ------------
Return before taxes
Class A                  %           %
Class B                  %           %
Class C                  %           %

(2)  Actual returns may depend on the investor's individual tax situation.

(3) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(DOLLAR ICON)

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      CLASS OF SHARES
                                                   ---------------------
                                                     A      B         C
                                                   ----   ----      ----
Maximum sales charge (load) imposed on purchases
   (as a % of offering price)                      None   None      None
Maximum deferred sales charge (load) (as a
   percentage of purchase price or
   redemption proceeds, whichever is lower)        None   5.00%(a)  1.00%(b)
Redemption fee on shares held 5 trading days or
   less (as a percentage of amount redeemed)       None   None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(c)

                                          CLASS OF SHARES
                                        ------------------
                                          A      B      C
                                        ----   ----   ----
Management fees                             %      %      %
Distribution and service (12b-1) fees   0.35%  1.00%  1.00%
Other expenses                              %      %      %
TOTAL ANNUAL FUND OPERATING EXPENSES        %      %      %
EXPENSE REDUCTION(D)                        %      %      %
NET OPERATING EXPENSES                      %      %      %

(a) Purchases of Class B shares are subject to a declining contingent deferred sales charge (CDSC) if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th year).

(b) Purchases of Class C shares are subject to a 1% contingent deferred sales charge if redeemed during the first 12 months of purchase.

(c) Projected, annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005..

(d) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007 to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 0.48%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

IF THE SHARES ARE NOT REDEEMED:

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     A           $        $         $          $
     B+          $        $         $          $
     C           $        $         $          $

+ Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

0.40%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of [_____]% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.15% of average daily net assets.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ended April 30, 2006.

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

                                                                    CLASS A
                                                              YEAR OR PERIOD ENDED
                                                -----------------------------------------------
                                                                             OCTOBER 31, (A, B)
                                                OCTOBER 31,   OCTOBER 31,   -------------------
                                                    2005          2004        2003       2002
                                                -----------   -----------   --------   --------
Net Asset Value, Beginning of Period                           $   1.00     $   1.00   $   1.00
Investment Operations:
   Net Investment Income (Loss)                                   0.004        0.004      0.008
   Net Realized and Unrealized Gain (loss)                           --           --         --
      Total Operations                                            0.004        0.004      0.008
                                                               --------     --------   --------
Distributions:
   From Net Investment Income                                    (0.004)      (0.004)    (0.008)
   From Net Realized Gains                                           --           --         --
      Total Distributions                                        (0.004)      (0.004)    (0.008)
Net Asset Value, End of Period                                 $   1.00     $   1.00   $   1.00
                                                               ========     ========   ========
Total Return(c)                                                    0.42%        0.39%      0.56%
Net Assets, End of Period (000's)                              $185,311     $109,794   $131,949
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                       0.83%        0.83%      0.83%
      Total(f)                                                     1.19%        1.22%      1.36%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                                0.45%        0.42%      0.93%

                                                                    CLASS B
                                                              YEAR OR PERIOD ENDED
                                                ------------------------------------------------
                                                                              OCTOBER 31, (A, B)
                                                OCTOBER 31,   OCTOBER 31,   --------------------
                                                    2005          2004        2003         2002
                                                -----------   -----------   -------      -------
Net Asset Value, Beginning of Period                          $  1.00       $  1.00      $  1.00
Investment Operations:
   Net Investment Income (Loss)                                 0.001         0.001           --
   Net Realized and Unrealized Gain (loss)                         --            --           --
      Total Operations                                          0.001         0.001           --
                                                              -------       -------      -------
Distributions:
   From Net Investment Income                                  (0.001)       (0.001)          --
   From Net Realized Gains                                         --            --           --
      Total Distributions                                      (0.001)       (0.001)          --
Net Asset Value, End of Period                                $  1.00       $  1.00      $  1.00
                                                              =======       =======      =======
Total Return(c)                                                  0.14%         0.12%        0.28%
Net Assets, End of Period (000's)                             $40,203       $54,324      $81,683
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                     1.10%         1.16%        1.48%
      Total(f)                                                   1.81%(g)      1.87%(g)     2.01%
   Net Investment Income (Loss) to Average
      Net Assets(d)                                              0.13%         0.08%        0.28%

                                                                   CLASS C*
                                                             YEAR OR PERIOD ENDED
                                                ---------------------------------------------
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31, (A,B)
                                                    2005          2004             2003
                                                -----------   -----------   -----------------
Net Asset Value, Beginning of Period                          $  1.00          $  1.00
Investment Operations:
   Net Investment Income (Loss)                                 0.001            0.002
   Net Realized and Unrealized Gain (loss)                         --               --
      Total Operations                                          0.001            0.002
                                                              -------          -------
Distributions:
   From Net Investment Income                                  (0.001)          (0.002)
   From Net Realized Gains                                         --               --
      Total Distributions                                      (0.001)          (0.002)
Net Asset Value, End of Period                                $  1.00          $  1.00
                                                              =======          =======
Total Return(c)                                                  0.14%            0.12%
Net Assets, End of Period (000's)                             $22,277          $ 3,542
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net Assets(d)
      Net(e)                                                     0.98%            1.04%
      Total(f)                                                   1.96%(g)         1.87%(g)
   Net Investment Income (Loss) to Average
      Net Assets(d)                                              0.43%            0.21%

* Prior to March 1, 2004, Class C shares were known as Class L shares. Effective June 15, 2004, Class C2 shares merged into Class C shares; effective September 24, 2004, Class M shares merged into Class C shares.

(a) Per share information is calculated based on average number of shares outstanding.

(b) TA IDEX Transamerica Money Market commenced operations on March 1, 2002. The inception date for Class C shares was November 11, 2002.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Annualized.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund has restated its Financial Statements in order to properly present the fund's gross distribution and service fees and offsetting waivers. The effect of this restatement was to increase the ratios of total expenses to average net assets by 0.38% and 0.32% for Class B, and 0.23% and 0.44% for Class C, for years ended October 31, 2004 and October 31, 2003, respectively. The fund's ratios of net expenses to average net assets and net investment income ratio were not affected by this restatement.

SECTION B -- DESCRIPTION OF CERTAIN UNDERLYING FUNDS

This section describes the underlying funds in which some or all of the asset allocation series may invest and that are not otherwise discussed in this prospectus. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the underlying funds' investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus. Further information about these underlying funds is contained in these underlying fund's prospectuses, available at www.transamericaidex.com.

-    U.S. STOCK FUNDS

- TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stock; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

- TA IDEX Evergreen Health Care - seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small-or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

- TA IDEX J.P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stock; small- and medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

- TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

- TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000R Value Index. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; and market risk.

- TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; and market risk.

- TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

- TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk

- TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; options risk; futures risks; and market risk.

- TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

- TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

-    GLOBAL/INTERNATIONAL STOCK FUNDS

- TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

- TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

- TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; REITs risk; small- or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

- TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

- TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

- TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

- TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

- TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

-    BOND AND MONEY MARKET FUNDS

- TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

- TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

- TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

- TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECTION C -- SHAREHOLDER INFORMATION

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

TA IDEX is run by a Board of Trustees. The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, which employ the portfolio manager(s). All such advisers to the funds are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to certain funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)  materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

OPENING AN ACCOUNT

Fill out the New Account Application which is included in this prospectus or available on our website. TA IDEX requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the funds' distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.transamericaidex.com.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value (NAV) per share.

MINIMUM INVESTMENT*

                                                          MINIMUM      MINIMUM
                                                          INITIAL    SUBSEQUENT
                                                        INVESTMENT   INVESTMENT
                                                         (PER FUND   (PER FUND
TYPE OF ACCOUNT                                          ACCOUNT)    ACCOUNT)**
---------------                                         ----------   ----------
Regular Accounts                                          $1,000         $50
IRA, Roth IRA or Coverdell ESA                            $1,000         $50
Employer-sponsored Retirement Plans (includes 403(b),
   SEP and SIMPLE IRA plans)                              $1,000         $50
Uniform Gift to Minors (UGMA) or Transfer to Minors
   (UTMA)                                                 $1,000         $50
Automatic Investment Plans                                $    0         $50

* TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

**   Minimum per monthly fund account investment.

Note: The minimum may be waived for certain payroll deduction investments and if a participant of an employer-sponsored retirement plan limits his or her salary deferral contribution to one fund account.

BY MAIL

- Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to P.O. Box 219945, Kansas City, MO 64121-9945. For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- Once a purchase has been mailed, it is irrevocable and may not be modified or canceled.

THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

Investors may purchase shares of the funds at the "offering price" of the shares, which is the net asset value per share ("NAV") plus any applicable initial sales charge.

BY CHECK

- Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.

-    For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.

-    All checks must be made payable to Transamerica Fund Services, Inc.

- TA IDEX does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by TA IDEX.

- Once a purchase has been mailed, it is irrevocable and may not be modified or canceled.

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service (1-888-233-4339) for information on how to establish an AIP or visit our website at www.transamericaidex.com to obtain an AIP request form.

BY TELEPHONE

- The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the application or write to TA IDEX. Due to your bank's requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

- Once a purchase has been telephoned, it is irrevocable and may not be modified or canceled.

- TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

THROUGH AN AUTHORIZED DEALER

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request a transfer of funds from your bank account to your TA IDEX account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") purchases will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

BY PAYROLL DEDUCTION

- You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

BY WIRE TRANSFER

- You may request that your bank wire funds to your TA IDEX account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 026009593,
     Credit: Transamerica IDEX Funds Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.


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-    Shares will be purchased at the next determined net asset value (NAV) after receipt of your wire if you have supplied all other needed information.

OTHER INFORMATION

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 per fund account that has been returned.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, TA IDEX and each of the funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below), although TA IDEX has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds may be withheld until the check has cleared (or your purchase payment has been collected), which may take up to 15 days or more. To avoid this situation, shares may be purchased by wire.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT -- ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") redemptions will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 per fund account. Payment should usually be received by your bank account 3-5 banking days after your request is received in good order. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

DIRECT DEPOSIT -- WIRE

- You may request an "Expedited Wire Redemption" in writing, or by phone. The electronic bank link must be established in advance. Otherwise, a signature guarantee will be required. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000). Payment should be received by your bank account the next banking day after your request is received in good order. TA IDEX charges $10 for this service. Transamerica IDEX (directly or through its transfer agent) may waive this fee at its discretion. Your bank may charge a fee as well. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as a signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. The electronic bank link option must be established


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     in advance before ACH redemptions will be accepted. Call Customer Service
     (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link. Maximum amount per day is the lesser of your available balance or $50,000 per fund account.
     Note: certain redemptions must be in writing.

- Once a redemption has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT -- ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.transamericaidex.com to obtain a SWP form.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233- 4339) for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The privileges or features established on your account such as a Systematic Withdrawal Plan (SWP) or telephone transactions.

-    The type of account you have and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee by all shareholders.

- A written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.

- When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.

- Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.

Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.


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-    The minimum exchange to a new fund account is $1,000. If you want to exchange between existing fund accounts, the required minimum will be $50.

- An exchange is treated as a redemption of a fund's shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

- If exchanging all shares, any active systematic plan will carry over unless otherwise instructed.

- Once an exchange has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

- Class T shares may be exchanged for only Class A shares of any TA IDEX fund offered in this prospectus, other than TA IDEX Janus Growth. Class A shares of all TA IDEX funds offered in this prospectus are subject to distribution and service (12b-1) fees.

- You may not exchange other classes of shares of the TA IDEX funds for Class T shares.

- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

- TA IDEX reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

REDEMPTION FEES

REDEMPTION FEE ASSESSMENT

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan (other than a retirement plan) or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary,


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you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in a fund.

WAIVER/EXCEPTIONS/CHANGES

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in retirement plans, such as 401(k), 401(m), 457 and 403(b) plans.

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

INVOLUNTARY REDEMPTIONS

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Reallocations in underlying TA IDEX funds by a TA IDEX Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or excess trading.

CHECKWRITING SERVICE (FOR CLASS A SHARES OF TA IDEX TRANSAMERICA MONEY MARKET
ONLY)


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If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your TA IDEX Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents and your check has cleared the 15 day holding period. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook be delivered overnight, you will incur a $20 service fee or a $30 service fee for Saturday delivery. The payment of funds is authorized by the signature(s) appearing on the TA IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the TA IDEX designated bank for its checkwriting service. TA IDEX has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the TA IDEX application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to TA IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or TA IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for IRAs, Coverdell ESAs, qualified retirement plans or Class B or Class C shares of TA IDEX Transamerica Money Market.

CUSTOMER SERVICE

Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.transamericaidex.com. You may also send instructions by mail, by fax, or by using the in-touch line.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs. TA IDEX generally provides a 60-day notification to the address of record prior to closing any fund accounts or assessing a minimum account balance fee. The following describes the fees assessed to fund accounts with balances below the stated minimum:


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
        ACCOUNT BALANCE                           FEE ASSESSMENT
       (PER FUND ACCOUNT)                       (PER FUND ACCOUNT)
-------------------------------   ---------------------------------------------
If your balance is below $1,000   $25 fee assessed until balance reaches $1,000

No fees will be charged on:

-    accounts opened within the preceding 24 months

- accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

-    UTMA/UGMA accounts

-    State Street Custodial Accounts

-    Coverdell ESA accounts

-    Omnibus and Network Level 3 accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

TELEPHONE TRANSACTIONS

TA IDEX and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which only holds shares converted from a B-share account, and such B-share account, shall be considered one fund account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request that the custodian of the IRA be changed.


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-    You would like a check made payable to anyone other than the shareholder(s)
     of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

-    You are adding or removing a shareholder from an account.

-    You are changing ownership of an account.

The funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

-    It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the signature guarantee.

-    The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER SPONSORED ACCOUNTS

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account- specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

REINVESTMENT PRIVILEGE

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

STATEMENTS AND REPORTS

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration (except that transactions necessary to assess account fees (such as retirement plan maintenance fees or minimum account fees) disclosed in this prospectus will be shown in your next regularly scheduled statement). Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.


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Please retain your statements. If you require historical statements, TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for shares of the TA IDEX underlying funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading


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

has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

CHOOSING A SHARE CLASS

TA IDEX offers three share classes in this prospectus, each with its own sales charge and expense structure. (TA IDEX Janus Growth offers an additional class, Class T, but Class T shares are not available to new investors.)

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 5 years), or Class C shares (if you plan to invest for a period of less than 5 years).

TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A TA IDEX Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% Contingent Deferred Sale Charge
(CDSC), unless they were purchased through a qualified retirement plan. Other substantial investments may enable you to purchase Class A shares at a reduced sales charge. See the section entitled "Waivers and/or Reductions of Charges" in this prospectus.

CLASS B SHARES -- BACK LOAD

With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

               CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

                        AS A % OF DOLLAR
                         AMOUNT (SUBJECT
YEAR AFTER PURCHASING      TO CHANGE)
---------------------   ----------------
   First                       5%
   Second                      4%
   Third                       3%
   Fourth                      2%
   Fifth                       1%
   Sixth and Later             0%

Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years).

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Generally, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with TA IDEX or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.

CLASS C SHARES -- LEVEL LOAD

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.

Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a deferred sales charge. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a contingent deferred sales charge and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Currently, investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. This CDSC waiver may be terminated at any time.

The maximum purchase order in Class C shares is $999,999.99.

CLASS T SHARES -- FRONT LOAD (TA IDEX JANUS GROWTH ONLY)

(Closed to new investors)

When you buy Class T shares of TA IDEX Janus Growth, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND/OR REDUCTIONS OF CHARGES

CLASS A AND CLASS T SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in the following ways:


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

- Substantial investments receive lower sales charge rates (see tables below).

- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A or Class T sales charge. Breakpoints are derived from the daily NAV at the market close, and the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

- A "Letter of Intent" (LOI) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $500,000, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

- By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A or Class T shares at the reduced sales charge applicable to that group as a whole. A "qualified group" is one which has at least ___ members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to TA IDEX's transfer agent; has arrangements satisfactory to TA IDEX's transfer agent established for verification that the group meets these requirements; and the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. TA IDEX reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials. Please contact Customer Service (1-888- 233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

                        CLASS A SHARE QUANTITY DISCOUNTS
                   (ALL FUNDS EXCEPT TA IDEX BOND FUNDS(1) AND
                      TA IDEX TRANSAMERICA MONEY MARKET(2))

                                 SALES      SALES
                               CHARGE AS    CHARGE
                                 % OF      AS % OF
                               OFFERING     AMOUNT
AMOUNT OF PURCHASE*              PRICE     INVESTED
-------------------            ---------   --------
Under $50,000                    5.50%       5.82%
$50,000 to under $100,000        4.75%       4.99%
$100,000 to under $250,000       3.50%       3.63%
$250,000 to under $500,000       2.75%       2.83%
$500,000 to under $1,000,000     2.00%       2.04%
$1,000,000 and over              0.00%       0.00%

                        CLASS A SHARE QUANTITY DISCOUNTS
                             (TA IDEX BOND FUNDS(1))

                                 SALES      SALES
                               CHARGE AS    CHARGE
                                 % OF      AS % OF
                               OFFERING     AMOUNT
AMOUNT OF PURCHASE*              PRICE     INVESTED
-------------------            ---------   --------
Under $50,000                    4.75%       4.99%
$50,000 to under $100,000        4.00%       4.17%
$100,000 to under $250,000       3.50%       3.63%
$250,000 to under $500,000       2.25%       2.30%
$500,000 to under $1,000,000     1.25%       1.27%
$1,000,000 and over              0.00%       0.00%

                        CLASS T SHARE QUANTITY DISCOUNTS
                             (TA IDEX JANUS GROWTH)

                                 SALES      SALES
                               CHARGE AS    CHARGE
                                % OF       AS % OF
                               OFFERING     AMOUNT
AMOUNT OF PURCHASE*              PRICE     INVESTED
-------------------            ---------   --------
Under $10,000                    8.50%       9.29%
$10,000 to under $25,000         7.75%       8.40%
$25,000 to under $50,000         6.25%       6.67%
$50,000 to under $75,000         5.75%       6.10%
$75,000 to under $100,000        5.00%       5.26%
$100,000 to under $250,000       4.25%       4.44%
$250,000 to under $500,000       3.00%       3.09%
$500,000 to under $1,000,000     1.25%       1.27%
$1,000,000 and over              0.00%       0.00%

(1) TA IDEX bond funds includes TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Convertible Securities, and TA IDEX Transamerica High-Yield Bond.

(2) There is no sales charge on Class A Shares of TA IDEX Transamerica Money Market.

* The funds' distributor, AFSG Securities Corporation (AFSG), must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the funds that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.

WAIVER OF CLASS A AND T INITIAL SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:

- Current or former TA IDEX trustees, directors, officers, full- time employees or sales representatives (including immediate family members of the foregoing) of TA IDEX, TFAI, any of the sub-advisers, any of their affiliates or immediate family members thereof.

- Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

- "Wrap" accounts for the benefit of clients of certain broker- dealers, financial institutions or financial planners, who have entered into arrangements with TA IDEX or AFSG.

- For qualified retirement plans only, TA IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount in excess of $1 million. These accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified retirement plan.

-    TA IDEX Asset Allocation portfolio investments in underlying TA IDEX funds.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS C, AND CLASS T CONTINGENT DEFERRED SALES
CHARGES

You will not be assessed a sales charge for shares if you sell in the following situations:

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.transamericaidex.com.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a 12b-1 Plan for classes of shares in certain funds of TA IDEX. (See the asset allocation funds for special 12b-1 fees for those funds.)

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution of up to 1.00%, which includes an annual service fee of 0.25%.

CLASS T SHARES (TA IDEX JANUS GROWTH ONLY). This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.

THE EFFECT OF RULE 12B-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' 12b-1 Plans, see the SAI.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. (TCI) (an affiliate of TFAI, TIM and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing


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

arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or shareholders in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Cambridge Investment Research, Associated Securities, Inc., Securities America, Centaurus Financial and Vera Vest, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $2,500 to $17,500 to Centaurus Financial, Harbour Investments, Questar Capital Corporation, Raymond James Financial Services and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of the date of this prospectus, TCI has such revenue sharing arrangements with approximately 40 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.

For the calendar year ended December 31, 2004, TCI paid approximately $3 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $1,000 to $30,000 for a total of $316,000 from the following financial services firms to participate in its events: T. Rowe Price; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Transamerica Life Insurance Company; Prudential; Janus Capital Management; and ING Clarion CRA.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)

Also, TFAI pays, out of its own assets, financial intermediaries a "trail" fee for servicing and maintenance of accounts of Class T shareholders in TA IDEX Janus Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, AFSG or its agent reallows its entire fee to those brokers or dealers.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate.

Each fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.


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If you buy shares of a fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

The asset allocation funds (offered in this prospectus) can have income, gains or losses from any distributions or redemptions in the underlying funds. Distributions of the long-term capital gains or qualifying dividends of either the asset allocation funds or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of TA IDEX Transamerica Money Market, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, a valid W-8BEN form and documentary evidence is required if you are not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.

ASSET ALLOCATION FUNDS

The asset allocation funds, TA IDEX Asset Allocation -- Conservative Portfolio, TA IDEX Asset Allocation -- Moderate Portfolio, TA IDEX Asset Allocation -- Moderate Growth Portfolio, TA IDEX Asset Allocation -- Growth Portfolio and TA IDEX Multi-Manager International Fund, as well as AEGON/Transamerica Series Trust (ATST) Asset Allocation -- Conservative Portfolio, ATST Asset Allocation -- Growth Portfolio, ATST Asset Allocation -- Moderate Growth Portfolio and ATST Asset Allocation -- Moderate Portfolio, may own a significant portion of the shares of a TA IDEX fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying TA IDEX fund.


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INVESTMENT POLICY CHANGES

TA IDEX Transamerica Equity, TA IDEX Great Companies -- Technology(SM), TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica High-Yield Bond, and TA IDEX Transamerica Convertible Securities, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.


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APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the individual fund(s), you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the particular strategies and risks associated with an investment in a fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. All of the funds (except, TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), and TA IDEX Great Companies -- Technology(SM) qualify as diversified funds under the 1940 Act (although the asset allocation funds qualify as diversified funds under the 1940 Act, certain of the underlying funds in which they invest do not).

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds. These allocations may not be successful. For example, the underlying funds may underperform other funds or investment options, or an asset allocation fund may be underweighted in underlying funds that are enjoying significant returns and overweighted in underlying funds that are suffering from significant declines.

UNDERLYING FUNDS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rate portion of whose operating expenses the asset allocation fund bears. Each underlying funds' performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the asset allocation fund or an underlying fund.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of an investments in the fund will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES


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Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary


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     Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:


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DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.


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-    MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

     Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED INCOME INSTRUMENTS

Some funds invest in "Fixed Income Instruments," which include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    delayed funding loans and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;


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-    repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-    obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

Some funds also may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN PRECIOUS METAL RELATED SECURITIES

Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

-    declining real estate value

-    risks relating to general and local economic conditions

-    over-building

-    increased competition for assets in local and regional markets

-    increases in property taxes

-    increases in operating expenses or interest rates

-    change in neighborhood value or the appeal of properties to tenants

-    insufficient levels of occupancy

-    inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that an underlying fund of an asset allocation fund invests in other investment companies,, including exchange trading funds, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain funds may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

INVESTING IN SPECIAL SITUATIONS

Certain funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

-    a new product or process;

-    a management change;

-    a technological breakthrough;

-    an extraordinary corporate event; or

- a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

TAX-EFFICIENT MANAGEMENT

Certain sub-advisers strive to manage certain of the funds in a tax-efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, sub-advisers generally seek to follow the following strategies:

(1) Whenever the sub-adviser intends to make a sale, the sub-adviser will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the sub-adviser looks for short term losses to take to offset the income. In either case, the sub-adivser tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee an attempt to manage a fund portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation funds may invest in underlying funds that may concentrate their investments in a particular industry). In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

-    high volatility;

-    no track record for consideration;

-    securities may be illiquid; and

-    earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds' shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES

A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own or, if a fund does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds' Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                  BOND RATING               EXPLANATION
                                  -----------   ----------------------------------
STANDARD & POOR'S CORPORATION     AAA           Highest rating; extremely strong
                                                capacity to pay principal and
                                                interest.

                                  AA            High quality; very strong
                                                capacity to pay principal and
                                                interest.

                                  A             Strong capacity to pay principal
                                                and interest; somewhat more
                                                susceptible to the adverse
                                                effects of changing circumstances
                                                and economic conditions.

                                  BBB           Adequate capacity to pay
                                                principal and interest; normally
                                                exhibit adequate protection
                                                parameters, but adverse economic
                                                conditions or changing
                                                circumstances more likely to lead
                                                to a weakened capacity to pay
                                                principal and interest than for
                                                higher rated bonds.

                                  BB,B,         Predominantly speculative with
                                                respect to the issuer's

                                  CCC,CC,C      capacity to meet required
                                                interest and principal payments.
                                                BB -- lowest degree of
                                                speculation; C -- the highest
                                                degree of speculation. Quality
                                                and protective characteristics
                                                outweighed by large uncertainties
                                                or major risk exposure to adverse
                                                conditions.

                                  D             In default.

PLUS (+) OR MINUS (--) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.   Aaa           Highest quality, smallest degree
                                                of investment risk.

                                  Aa            High quality; together with Aaa
                                                bonds, they compose the high-grade
                                                bond group.

                                  A             Upper-medium grade obligations;
                                                many favorable investment
                                                attributes.

                                  Baa           Medium-grade obligations; neither
                                                highly protected nor poorly
                                                secured. Interest and principal
                                                appear adequate for the present
                                                but certain protective elements
                                                may be lacking or may be
                                                unreliable over any great length
                                                of time.

                                  Ba            More uncertain, with speculative
                                                elements. Protection of interest
                                                and principal payments not well
                                                safeguarded during good and bad
                                                times.

                                  B             Lack characteristics of desirable
                                                investment; potentially low
                                                assurance of timely interest and
                                                principal payments or maintenance
                                                of other contract terms over time.

                                  Caa           Poor standing, may be in default;
                                                elements of danger with respect to
                                                principal or interest payments.

                                  Ca            Speculative in a high degree;
                                                could be in default or have other
                                                marked shortcomings.

                                  C             Lowest rated; extremely poor
                                                prospects of ever attaining
                                                investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      BOTH THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF MUTUAL FUNDS WILL FLUCTUATE OVER TIME SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
                         LESS THAN THEIR ORIGINAL COST.

                         Transamerica IDEX Mutual Funds
                            www.transamericaidex.com
                    P.O. Box 9012 - Clearwater, FL 33758-9012
        Customer Service: 1-888-233-4339 - Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD

       Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about the Funds is contained in the Funds' Statement of Additional Information, dated March 1, 2006, which is incorporated by reference and is legally considered a part of this prospectus. Other information about the Funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the Funds are also available on the Commission's Internet site at httpl/www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about the Funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above or visit the Funds' website at the internet address above. In the October 31, 2006 Transamerica IDEX annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

PCIDEX1105

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556

PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                  MARCH 1, 2006

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

TA IDEX MULTI-MANAGER INTERNATIONAL FUND

CLASS R SHARES

        NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
       SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES
           OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

NOT ISSUED BY FDIC OR ANY FEDERAL GOVERNMENT   MAY LOSE VALUE.  NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK,
AGENCY.                                                         BANK AFFILIATE, OR CREDIT UNION.

TA IDEX CLASS R SHARES PROSPECTUS

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds, including the TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Multi-Manager International Fund (collectively, the "Funds"). Please read this prospectus, which relates to Class R shares of the Funds only, carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) of the Funds. In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

TABLE OF CONTENTS

SECTION A -- FUND DESCRIPTIONS

-    TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

-    TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

-    TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

-    TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

-    TA IDEX MULTI-MANAGER INTERNATIONAL FUND

SECTION B -- DESCRIPTIONS OF UNDERLYING FUNDS

-    U.S. STOCK FUNDS

-    GLOBAL/INTERNATIONAL STOCK FUNDS

-    BALANCED FUNDS

-    BOND AND MONEY MARKET FUNDS

SECTION C -- SHAREHOLDER INFORMATION

-    REGULATORY PROCEEDINGS

-    INVESTMENT ADVISER

-    BUYING SHARES

-    SELLING SHARES

-    EXCHANGING SHARES

-    FEATURES AND POLICIES

-    PRICING OF SHARES

-    DISTRIBUTION OF SHARES

-    OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

-    UNDERWRITING AGREEMENT

-    DISTRIBUTION AND TAXES

-    INVESTMENT POLICY CHANGES EXPLANATION OF STRATEGIES AND RISKS - APPENDIX A
     A-1

TO HELP YOU UNDERSTAND...

In this prospectus, you will see references like the ones below. These references let you know at a glance the subject of the nearby paragraphs. The references serve as tools for your convenience as you read this prospectus.

     OBJECTIVE

     What is the Fund's investment objective? Learn about the Fund's goal or objective. The Board of Trustees of TA IDEX may change the Fund's investment objective without shareholder approval. As with any investment, there can be no guarantee that the Fund will achieve its investment objective.

     PRINCIPAL STRATEGIES AND POLICIES

     How does the Fund go about trying to meet its goal? Read about the types of investments the Fund contains and what style of investment philosophy it employs.

     LIST OF UNDERLYING FUNDS

     What are the underlying funds that the Fund invests in? Read about which underlying funds the Fund invests in.

     PRINCIPAL RISKS

     What are the specific risks for an investor in the Fund? Find out what type of risks are associated with the Fund.

     PAST PERFORMANCE

     What is the investment performance of the Fund?

     FEES AND EXPENSES

     How much does it cost to invest in the Fund? Learn about the Fund's fees and expenses.

     ADDITIONAL INFORMATION

     Who manages the Fund and how much are they paid? See information about the Fund's investment adviser and portfolio construction manager, as well as the fees paid to them.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Asset Allocation -- Conservative Portfolio is to seek current income and preservation of capital.

PRINCIPAL STRATEGIES AND POLICIES

The Fund seeks its investment objective by investing its assets in a diversified combination of underlying TA IDEX mutual funds ("underlying funds").

- Under normal market conditions, it seeks to adjust its investments in underlying funds to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- The Fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The Fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The Fund may also invest directly in government securities and short-term commercial paper.

The Fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the Fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the Fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the Fund may be a significant shareholder in certain underlying funds.

The Fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the Fund's asset allocations and periodic changes thereto, and other Fund investments.

LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the Fund may invest (it is subject to change from time to time). For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J. P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-    Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-    Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

-    Bond and Money Market Funds

     -    TA IDEX JPMorgan International Bond

     -    TA IDEX PIMCO Real Return TIPS

     -    TA IDEX PIMCO Total Return

     -    TA IDEX Transamerica High-Yield Bond

     -    TA IDEX Transamerica Convertible Securities

     -    TA IDEX Transamerica Flexible Income

     -    TA IDEX Transamerica Money Market

     -    TA IDEX Transamerica Short-Term Bond

     -    TA IDEX Van Kampen Emerging Markets Debt

TA IDEX ASSET ALLOCATION -- CONSERVATIVE PROTFOLIO

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

-    UNDERLYING FUNDS

Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The Fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the Fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the Fund's return and/or avoiding investment losses.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the Fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the Fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This Fund may be appropriate for investors who seek to preserve capital.

PAST PERFORMANCE

The past performance information shown below is for Class C shares of the Fund, which would have substantially similar annual returns as Class R shares because both share classes are invested in the same portfolio of securities. The returns for Class C shares will differ from Class R shares to the extent that the Classes do not have the same fees and expenses. Investor should note that the Fund has been in existence for a relatively short period of time. Consequently, the past performance information shown below is not reflective of the Fund's performance through an entire economic cycle.

Performance information for Class R shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index ("LBABI"), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index") (secondary), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS C SHARES

                            [PLEASE INSERT BAR CHART]

Class C Shares   Quarter Ended   Return
--------------   -------------   ------
Best Quarter:
Worst Quarter:

TA IDEX ASSET ALLOCATION -- CONSERVATIVE PROTFOLIO

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                            Life of
                                   1 Year   Fund(2)
                                   ------   -------
Class C
   Return before taxes
LBABI (reflects no deduction for
   fees, expenses, or taxes)
   Wilshire 5000 Index
   (secondary)(3) (reflects no
   deduction for fees,
   expenses, or taxes)

----------
(1)  Actual returns may depend on the investor's individual tax situation.

(2) The Fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) This index was charged on March 2, 2005 to a secondary benchmark to make more meaningful comparisons of the Fund's performance relative to the strategy it employs.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(a)

                                        CLASS R
                                         SHARES
                                        -------
Management fees                          0.10%
Distribution and service (12b-1) fees    0.50%
Other expenses                               %
                                         ----
Total annual fund operating expenses         %
                                         ----
Expense reduction(b)                         %
                                         ----
Net operating expenses                       %

------------
(a) Estimates based upon annual fund operating expenses for Class C shares for fiscal year ended October 31, 2005, restated to reflect fees and expenses of Class R shares.

(b) Contractual arrangements have been made with the Fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

Share Class   1 year   3 years   5 years   10 years
-----------   ------   -------   -------   --------
    R

ADDITIONAL INFORMATION

Management

Investment Adviser:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

Morningstar Associates, LLC (Morningstar)
225 West Wacker Drive
Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives compensation from the investment adviser calculated daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990-1995. He received a B.A. and M.A. in Economics from the

TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO

University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund selection decisions for the Fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the Fund's advisory arrangements will be available in the Fund's semi-annual report for the fiscal period ending April 30, 2006.

UNDERLYING FUND EXPENSES

Shareholders in the Fund will bear indirectly the proportionate expenses of the underlying funds in which the Fund invests.

After combining the total net operating expenses of the Fund with the weighted average of the estimated total net operating expense ratios of the Class C Shares of the underlying funds in which it invested at the close of the Fund's last fiscal year, the total annualized weighted average expense ratio of Class R of shares of the Fund (calculated as a percentage of average net assets) is estimated to be as follows:

     CLASS R
        %

These expense ratios are estimates only, and may vary.

TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Asset Allocation -- Moderate Portfolio is to seek capital appreciation and current income.

PRINCIPAL STRATEGIES AND POLICIES

The Fund seeks its investment objective by investing its assets in a diversified combination of underlying TA IDEX mutual funds ("underlying funds").

- Under normal market conditions, it seeks to adjust its investments in underlying funds to achieve a mix over time of approximately 50% of assets in equities, 40% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- The Fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The Fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The Fund may also invest directly in government securities and short-term commercial paper.

The Fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the Fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the Fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the Fund may be a significant shareholder in certain underlying funds.

The Fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the Fund's asset allocations and periodic changes thereto, and other Fund investments.

LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the Fund may invest (it is subject to change from time to time). For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J. P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-      Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-      Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

-      Bond and Money Market Funds

     -    TA IDEX JPMorgan International Bond

     -    TA IDEX PIMCO Real Return TIPS

     -    TA IDEX PIMCO Total Return

     -    TA IDEX Transamerica High-Yield Bond

     -    TA IDEX Transamerica Convertible Securities

     -    TA IDEX Transamerica Flexible Income

     -    TA IDEX Transamerica Money Market

     -    TA IDEX Transamerica Short-Term Bond

     -    TA IDEX Van Kampen Emerging Markets Debt

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

-    UNDERLYING FUNDS

Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The Fund is indirectly subject

TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the Fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the Fund's return and/or avoiding investment losses.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the Fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the Fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This Fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

PAST PERFORMANCE

The past performance information shown below is for Class C shares of the Fund, which would have substantially similar annual returns as Class R shares because both share classes are invested in the same portfolio of securities. The returns for Class C shares will differ from Class R shares to the extent that the Classes do not have the same fees and expenses. Investor should note that the Fund has been in existence for a relatively short period of time. Consequently, the past performance information shown below is not reflective of the Fund's performance through an entire economic cycle.

Performance information for Class R shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index ("LBABI") (secondary), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS C SHARES

                            [PLEASE INSERT BAR CHART]

Class C Shares   Quarter Ended   Return
--------------   -------------   ------
Best Quarter:
Worst Quarter:

TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                Life of
                                       1 Year   Fund(2)
                                       ------   -------
Class C
   Return before taxes
   Return after taxes on distributions (3)
   Return after taxes in distributions and
     sales of fund shares (3)
   Wilshire 5000 Index (reflects no
      deduction for fees, expenses,
      or taxes)
   LBABI (secondary)(4) (reflects no
      deduction for fees, expenses,
      or taxes)

----------
(1)  Actual returns may depend on the investor's individual tax situation.

(2) The Fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the Fund's performance relative to the strategy it employs.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(a)

                                        CLASS R
                                         SHARES
                                        -------
Management fees                          0.10%
Distribution and service (12b-1) fees    0.50%
Other expenses                               %
                                         ----
Total annual fund operating expenses         %
                                         ----
Expense reduction(b)                         %
                                         ----
Net operating expenses                       %

----------
(a) Estimates based upon annual fund operating expenses for Class C shares for fiscal year ended October 31, 2005, restated to reflect fees and expenses of Class R shares.

(b) Contractual arrangements have been made with the Fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

Share Class     1 year     3 years     5 years    10 years
-----------     ------     -------     -------    --------
     R

ADDITIONAL INFORMATION

Management

Investment Adviser:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

Morningstar Associates, LLC (Morningstar)
225 West Wacker Drive
Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives compensation from the investment adviser calculated daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990-1995. He received a B.A. and M.A. in Economics from the

TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO

University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund selection decisions for the Fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the Fund's advisory arrangements will be available in the Fund's semi-annual report for the fiscal period ending April 30, 2006.

UNDERLYING FUND EXPENSES Shareholders in the Fund will bear indirectly the proportionate expenses of the underlying funds in which the Fund invests.

After combining the total net operating expenses of the Fund with the weighted average of the estimated total net operating expense ratios of the Class C Shares of the underlying funds in which it invested at the close of the Fund's last fiscal year, the total annualized weighted average expense ratio of Class R of shares of the Fund (calculated as a percentage of average net assets) is estimated to be as follows:

     CLASS R
        %

The expense ratio is an estimate only, and may vary.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Asset Allocation -- Moderate Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

PRINCIPAL STRATEGIES AND POLICIES

The Fund seeks its investment objective by investing its assets in a diversified combination of underlying TA IDEX mutual funds ("underlying funds").

- Under normal market conditions, it seeks to adjust its investments in underlying funds to achieve a mix over time of approximately 70% of assets in equities, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

- The Fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The Fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The Fund may also invest directly in government securities and short-term commercial paper.

The Fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the Fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the Fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the Fund may be a significant shareholder in certain underlying funds.

The Fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the Fund's asset allocations and periodic changes thereto, and other Fund investments.

LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the Fund may invest (it is subject to change from time to time). For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J. P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-    Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-    Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

-    Bond and Money Market Funds

     -    TA IDEX JPMorgan International Bond

     -    TA IDEX PIMCO Real Return TIPS

     -    TA IDEX PIMCO Total Return

     -    TA IDEX Transamerica High-Yield Bond

     -    TA IDEX Transamerica Convertible Securities

     -    TA IDEX Transamerica Flexible Income

     -    TA IDEX Transamerica Money Market

     -    TA IDEX Transamerica Short-Term Bond

     -    TA IDEX Van Kampen Emerging Markets Debt

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

-    UNDERLYING FUNDS

Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The Fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the Fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the Fund's return and/or avoiding investment losses.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the Fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the Fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This Fund may be appropriate for investors who seek capital appreciation with a longer-term time horizon and can tolerate some market volatility.

PAST PERFORMANCE

The past performance information shown below is for Class C shares of the Fund, which would have substantially similar annual returns as Class R shares because both share classes are invested in the same portfolio of securities. The returns for Class C shares will differ from Class R shares to the extent that the Classes do not have the same fees and expenses. Investor should note that the Fund has been in existence for a relatively short period of time. Consequently, the past performance information shown below is not reflective of the Fund's performance through an entire economic cycle.

Performance information for Class R shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index ("LBABI") (secondary), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS C SHARES

                            [PLEASE INSERT BAR CHART]

Class C Shares   Quarter Ended   Return
--------------   -------------   ------
Best Quarter:
Worst Quarter:

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                             Life of
                                    1 year   Fund(2)
                                    ------   -------
Class C
   Return before taxes
   Wilshire 5000 Index (reflects
      no deduction for fees,
      expenses, or taxes)
   LBABI (secondary)(3) (reflects
      no deduction for fees,
      expenses, or taxes)

----------
(1)  Actual returns may depend on the investor's individual tax situation.

(2) The Fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(3) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the Fund's performance relative to the strategy it employs.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(a)

                                        CLASS R
                                         SHARES
                                        -------
Management fees                          0.10%
Distribution and service (12b-1) fees    0.50%
Other expenses                               %
                                         ----
Total annual fund operating expenses         %
                                         ----
Expense reduction(b)                         %
                                         ----
Net operating expenses                       %

----------
(a) Estimates based upon annual fund operating expenses for Class C shares for fiscal year ended October 31, 2005, restated to reflect fees and expenses of Class R shares.

(b) Contractual arrangements have been made with the Fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

Share Class   1 year   3 years   5 years   10 years
-----------   ------   -------   -------   --------
     R

ADDITIONAL INFORMATION

Management

Investment Adviser:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

Morningstar Associates, LLC (Morningstar)
225 West Wacker Drive
Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives compensation from the investment adviser calculated daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.

TA IDEX ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990-1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund selection decisions for the Fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the Fund's advisory arrangements will be available in the Fund's semi-annual report for the fiscal period ending April 30, 2006.

UNDERLYING FUND EXPENSES

Shareholders in the Fund will bear indirectly the proportionate expenses of the underlying funds in which the Fund invests.

After combining the total net operating expenses of the Fund with the weighted average of the estimated total net operating expense ratios of the Class C Shares of the underlying funds in which it invested at the close of the Fund's last fiscal year, the total annualized weighted average expense ratio of Class R of shares of the Fund (calculated as a percentage of average net assets) is estimated to be as follows:

     CLASS R
        %

The expense ratio is an estimate only, and may vary.

TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Asset Allocation -- Growth Portfolio is to seek long-term capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES

The Fund seeks its investment objective by investing its assets in a diversified combination of underlying TA IDEX mutual funds ("underlying funds").

- Under normal market conditions, it seeks to invest 100% of the fund's assets in underlying funds that invest primarily in equities

- The Fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The Fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The Fund may also invest directly in government securities and short-term commercial paper.

The Fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the Fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the Fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the Fund may be a significant shareholder in certain underlying funds.

The Fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the Fund's asset allocations and periodic changes thereto, and other Fund investments.

LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the Fund may invest (it is subject to change from time to time). For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. Stock Funds

     -    TA IDEX American Century Large Company Value

     -    TA IDEX Evergreen Health Care

     -    TA IDEX Great Companies - America(SM)

     -    TA IDEX Great Companies - Technology(SM)

     -    TA IDEX Janus Growth

     -    TA IDEX Jennison Growth

     -    TA IDEX J. P. Morgan Mid Cap Value

     -    TA IDEX Marsico Growth

     -    TA IDEX Mercury Large Cap Value

     -    TA IDEX Salomon All Cap

     -    TA IDEX Salomon Investors Value

     -    TA IDEX T. Rowe Price Small Cap

     -    TA IDEX T. Rowe Price Tax-Efficient Growth

     -    TA IDEX Transamerica Equity

     -    TA IDEX Transamerica Growth Opportunities

     -    TA IDEX Transamerica Small/Mid Cap Value

     -    TA IDEX UBS Large Cap Value

     -    TA IDEX Van Kampen Small Company Growth

     -    TA IDEX Van Kampen Mid-Cap Growth

-    Global/International Stock Funds

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

-    Balanced Funds

     -    TA IDEX Transamerica Balanced

     -    TA IDEX Transamerica Value Balanced

-    Bond and Money Market Funds

     -    TA IDEX JPMorgan International Bond

     -    TA IDEX PIMCO Real Return TIPS

     -    TA IDEX PIMCO Total Return

     -    TA IDEX Transamerica High-Yield Bond

     -    TA IDEX Transamerica Convertible Securities

     -    TA IDEX Transamerica Flexible Income

     -    TA IDEX Transamerica Money Market

     -    TA IDEX Transamerica Short-Term Bond

     -    TA IDEX Van Kampen Emerging Markets Debt

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO

-    UNDERLYING FUNDS

Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The Fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the Fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the Fund's return and/or avoiding investment losses.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the Fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the Fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the Fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This Fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

PAST PERFORMANCE

The past performance information shown below is for Class C shares of the Fund, which would have substantially similar annual returns as Class R shares because both share classes are invested in the same portfolio of securities. The returns for Class C shares will differ from Class R shares to the extent that the Classes do not have the same fees and expenses. Investor should note that the Fund has been in existence for a relatively short period of time. Consequently, the past performance information shown below is not reflective of the Fund's performance through an entire economic cycle.

Performance information for Class R shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS C SHARES

                            [PLEASE INSERT BAR CHART]

Class C Shares   Quarter Ended   Return
--------------   -------------   ------
Best Quarter:
Worst Quarter:

TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                             Life
                                   1 Year   of Fund
                                   ------   -------
Class C
   Return before taxes
   Wilshire 5000 Index (reflects
   no deduction for fees,
   expenses, or taxes)

----------
(1)  Actual returns may depend on the investor's individual tax situation.

(2) The Fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(a)

                                        CLASS R
                                         SHARES
                                        -------
Management fees                          0.10%
Distribution and service (12b-1) fees    0.50%
Other expenses                               %
                                         ----
Total annual fund operating expenses         %
                                         ----
Expense reduction(b)                         %
                                         ----
Net operating expenses                       %

----------
(a) Estimates based upon annual fund operating expenses for Class C shares for fiscal year ended October 31, 2005, restated to reflect fees and expenses of Class R shares.

(b) Contractual arrangements have been made with the Fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Fund's total operating expenses exceed 0.45%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

Share Class   1 year   3 years   5 years   10 years
-----------   ------   -------   -------   --------
     R

ADDITIONAL INFORMATION

Management

Investment Adviser:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of 0.10% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER:

Morningstar Associates, LLC (Morningstar)
225 West Wacker Drive
Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives compensation from the investment adviser calculated daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990-1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund selection decisions for the Fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the Fund's advisory arrangements will be available in the Fund's semi-annual report for the fiscal period ending April 30, 2006.

UNDERLYING FUND EXPENSES

Shareholders in the Fund will bear indirectly the proportionate expenses of the underlying funds in which the Fund invests.

After combining the total net operating expenses of the Fund with the weighted average of the estimated total net operating expense ratios of the Class C Shares of the underlying funds in which it invested at the close of the Fund's last fiscal year, the total annualized weighted average expense ratio of Class R of shares of the Fund (calculated as a percentage of average net assets) is estimated to be as follows:

CLASS R
   %

The expense ratio is an estimate only, and may vary.

TA IDEX MULTI-MANAGER INTERNATIONAL FUND

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Multi-Manager International Fund (the "Fund") is long-term capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES

The Fund seeks its investment objective by investing its assets in a diversified combination of underlying TA IDEX mutual funds ("underlying funds").

In seeking to achieve its investment objective, the Fund follows the following investment strategies:

- Under normal market conditions, the Fund invests 100% of its assets in underlying funds that primarily invest their assets in equity securities of issuers that are economically tied to a number of countries (both developed and emerging) throughout the world. The underlying funds generally expect to be invested in more than three different countries.

- The Fund decides how much of its assets to allocate to each underlying fund based on its outlook for the markets in which it invests, global markets' current valuations, and historical performance and other global economic factors.

- The Fund seeks to periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The Fund may also invest directly in government securities and short-term commercial paper.

The Fund will not try to pinpoint the precise moment when a sudden adjustment to its allocations should be made. Instead, the Fund generally attempts to gradually adjust its allocations to favor investments that it believes will provide the most favorable outlook for achieving its investment objective. It is not possible to predict the extent to which the Fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the Fund may be a significant shareholder in certain underlying funds.

The Fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the Fund's asset allocations and periodic changes thereto, and other Fund investments.

LIST OF UNDERLYING FUNDS

This section lists the underlying funds in which the Fund may invest (it is subject to change from time to time). For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

     -    TA IDEX AllianceBernstein International Value

     -    TA IDEX American Century International

     -    TA IDEX Clarion Global Real Estate Securities

     -    TA IDEX Evergreen International Small Cap

     -    TA IDEX Federated Market Opportunity

     -    TA IDEX Marsico International Growth

     -    TA IDEX Mercury Global Allocation

     -    TA IDEX Neuberger Berman International

     -    TA IDEX Oppenheimer Developing Markets

     -    TA IDEX Templeton Great Companies Global

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks.

-    UNDERLYING FUNDS

Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The Fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

-    ASSET ALLOCATION

The Portfolio Construction Manager allocates the Fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the Fund's return and/or avoiding investment losses.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

-    FOREIGN SECURITIES

Investments in securities issues by foreign companies or governments may subject the Fund to risks that are

TA IDEX MULTI-MANAGER INTERNATIONAL FUND

different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

-    FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject to the Fund to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the Fund to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

PORTFOLIO TURNOVER

The underlying funds may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the underlying funds. The underlying funds ultimately pass these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericaidex.com within two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This Fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

PAST PERFORMANCE

No performance is shown for the Fund, as it was not available until March 1, 2006. Performance information for the Fund will appear in a future version of this prospectus once the Fund has a full calendar year of performance information to report to investors.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                        CLASS OF
                                        SHARES R
                                        --------
Management fees                           0.10%
Distribution and service (12b-1) fees     0.50%
Other expenses(a)                             %
                                          ----
Total annual fund operating expenses          %
                                          ----
Expense reduction(b)                          %
                                          ----
Net operating expenses                        %

----------
(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the Fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent such expenses exceed ____%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than ____%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

Share Class   1 year   3 years
-----------   ------   -------
     R

ADDITIONAL INFORMATION

Management

Investment Adviser:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

TA IDEX MULTI-MANAGER INTERNATIONAL FUND

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" in this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the annual rate of 0.10% of the Fund's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER:

Morningstar Associates, LLC (Morningstar)
225 West Wacker Drive
Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The portfolio construction manager receives compensation from the investment adviser calculated daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1996. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990-1995. He received a B.A. and M.A. in Economics from the University of California, Berkeley (1983) and Harvard University (1985), respectively.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

Morningstar serves as a portfolio construction manager and, as such, makes asset allocation and underlying fund selection decisions for the Fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the Fund's advisory arrangements will be available in the Fund's semi-annual report for the fiscal period ending April 30, 2006.

UNDERLYING FUND EXPENSES Shareholders in the Fund will bear indirectly the proportionate expenses of the underlying funds in which the Fund invests.

After combining the total net operating expenses of the Fund with the weighted average of the estimated total net operating expense ratios of the Class C Shares of the underlying funds in which it contemplates to invest, the total annualized weighted average expense ratios of each class of shares of the Fund (calculated as a percentage of average net assets) are estimated to be as follows:

CLASS R
   %

These expense ratios are estimates only, and may vary.

SECTION B - DESCRIPTION OF UNDERLYING FUNDS

This section describes the underlying funds in which some or all of the Funds may invest and summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the underlying funds' investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericaidex.com.

-    U.S. STOCK FUNDS

- TA IDEX American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Value Index). The fund invests primarily in larger companies. The fund's sub-adviser uses a value investment strategy. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

- TA IDEX Evergreen Health Care - seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of healthcare companies. The principal risks of investing in this underlying fund are: investing in common stocks; healthcare sector risk; foreign securities risk; small-or medium-sized companies risk; investment style risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX Great Companies - America(SM) seeks long-term growth of capital by investing principally in large-cap stocks. The fund seeks to invest in common stocks of large, established, United States based companies that the fund's sub-adviser has selected from a group of companies that it has identified, in its opinion, as being "great companies" based on an intrinsic value approach. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; investment style risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX Great Companies - Technology(SM) seeks long-term growth of capital by investing in common stocks of companies that offer technology or related products and services. The fund's sub-adviser generally invests at least 80% of the fund's assets in such stocks. The fund seeks to invest in stocks of large, established, companies that rely extensively on technology in their product development or operations, that have benefited from technological progress in their operating history and that the fund's sub-adviser has selected from a group of companies that it has identified, in its opinion, as being "great companies" based on an intrinsic value approach. The principal risks of investing in this underlying fund are: investing in common stocks; technology stocks risk; growth stocks risk; investment style risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX Janus Growth seeks growth of capital by investing principally in equity securities listed on national exchanges or on NASDAQ that the fund's sub-adviser believes have a good potential for capital growth, some of which may be foreign issuers. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; foreign securities risk; repurchase agreements risk; futures risk; derivatives risk; and market risk.

- TA IDEX Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; medium-sized companies risk; foreign stocks risk; preferred stocks risk; warrants and rights risk; and market risk.

- TA IDEX J. P. Morgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: investing in common stocks; small- and medium-sized companies risk; investment style risk; foreign securities risk; convertible securities risk; preferred stocks risk; over-the-counter investing risk; derivatives risk; and market risk.

- TA IDEX Marsico Growth seeks long-term growth of capital by investing principally in common stocks.

SECTION B - DESCRIPTION OF UNDERLYING FUNDS

     Under normal circumstances, the fund invests at least 80% of its total assets in a diversified portfolio of common stocks of large- and medium-sized companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; medium-sized companies risk; foreign securities risk; and market risk.

- TA IDEX Mercury Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its assets in equity securities which are, at the time of purchase, included in the Russell 1000R Value Index. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; foreign securities risk; and market risk.

- TA IDEX Salomon All Cap seeks capital appreciation by investing principally in common stocks and common stocks equivalents, such as preferred stocks and securities convertible into common stocks, that the fund's sub-adviser believes are undervalued. The principal risks of investing this underlying fund are: investing in common stocks; investment style risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk (this underlying fund is non-diversified); and market risk. This underlying fund is non-diversified.

- TA IDEX Salomon Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; and market risk.

- TA IDEX T. Rowe Price Small Cap seeks long-term growth of capital by investing primarily in common stocks of small-cap growth companies (the fund will normally invest at least 80% of its assets in small-cap growth companies). The fund's sub-adviser uses a number of quantitative models to identify key characteristics of small-cap growth stocks. The principal risks of investing in this underlying fund are: investing in common stocks; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; options risk; and market risk.

- TA IDEX T. Rowe Price Tax-Efficient Growth seeks attractive long-term capital appreciation on an after-tax basis by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; foreign stocks risk; derivatives risk; futures risk; options risk; and market risk

- TA IDEX Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of its assets in a diversified portfolio of domestic common stocks. The fund's sub-adviser selects securities of growth companies believed to be undervalued. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; investment style risk; and market risk.

- TA IDEX Transamerica Growth Opportunities seeks to maximize long-term growth by investing principally in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; and market risk.

- TA IDEX Transamerica Small/Mid Cap Value seeks to maximize total return by investing, under normal conditions, at least 80% of its assets in small- and mid- cap equity securities of domestic companies. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

- TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities the fund's sub-adviser focuses on among other things, identifying discrepancies between a security's fundamental value and its

SECTION B - DESCRIPTION OF UNDERLYING FUNDS

     market price. The principal risks of investing in this underlying fund are: investing in common stocks; preferred stocks risk; investment style risk; derivatives risk; options risk; futures risks; and market risk.

- TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stocks; smaller companies risk; growth stocks risk; foreign securities risk; and market risk.

- TA IDEX Van Kampen Mid-Cap Growth seeks capital growth by investing, under normal circumstances, at least 80% of its assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong, free cash flow and compelling business strategies. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; derivatives risk; futures, options and derivatives risk; and market risk.

-    GLOBAL/INTERNATIONAL STOCK FUNDS

- TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The Fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; foreign securities risk; liquidity risk; derivatives risk; options risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

- TA IDEX American Century International seeks capital growth by investing principally in equity securities of growing foreign companies. The fund manager uses a growth investment strategy developed by the fund's sub-adviser to invest in stocks of companies that it believes will increase in value over time. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; foreign securities risk; currency risk; derivatives risk; convertible securities risk; and market risk.

- TA IDEX Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: investing in common stocks; foreign securities risk; REITs risk; small- or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed- income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in small-cap equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in securities of issuers located in at least three countries and in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stocks; foreign securities risk; emerging markets risk; small companies risk; fixed-income securities risk; preferred stocks risk; convertible securities risk; real estate securities risk; derivatives risk; currency risk; and market risk.

- TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive

SECTION B - DESCRIPTION OF UNDERLYING FUNDS

     due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high yield debt security risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

- TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; default risk; and market risk.

- TA IDEX Mercury Global Allocation seeks to provide high total investment return by investing in a portfolio of both equity and fixed-income securities, including money market securities and other short-term securities or instruments, of issuers located around the world. At any time, the fund may emphasize either debt securities or equity securities. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high yield debt security risk; interest rate risk; precious metal related securities risk; credit risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; syndicated bank loans risk; and market risk.

- TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stocks; investment style risk; growth investing in common stocks; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

- TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stocks; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

- TA IDEX Templeton Great Companies Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that meet the sub-adviser's screens. The international portfolio invests in foreign securities, primarily foreign equity securities. The principal risks of investing in this underlying fund are: investing in common stocks; foreign securities risk; emerging market risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; fixed-income securities risk; preferred stocks risk; and market risk.

-    BALANCED FUNDS

- TA IDEX Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by investing principally 60% to 70% of the fund's total assets in common stock with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. At times, the fund's sub-adviser may shift positions held in bonds and stocks according to business and investment conditions. The principal risks of investing in this underlying fund are: investing in common stocks; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

SECTION B - DESCRIPTION OF UNDERLYING FUNDS

- TA IDEX Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuer, some of which are convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; covered call options and put options. The principal risks of investing in this underlying fund are: investing in common stocks; preferred stocks risk; investment style risk; convertible securities risk; fixed-income securities risk; options risk; and market risk.

-    BOND AND MONEY MARKET FUNDS

- TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, nondollar-denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the Fund's assets in high-quality bonds under normal market conditions. The sub-adviser also determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; options risk; non-diversification risk (this underlying fund is non-diversified); and market risk.

- TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed- income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt security risk; hedging risk; tax consequences risk; CPI-U measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage risk; currency risk; non-diversification risk (this underlying fund is non-diversified); and foreign securities risk.

- TA IDEX PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed- income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt security risk; and market risk.

- TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities. It seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt security risk; credit risk; and market risk.

- TA IDEX Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by investing principally in convertible securities. The fund normally will invest at least 80% of its assets in convertible securities. The principal risks of investing in this underlying fund are: convertible securities risk; investing in common stocks; fixed- income securities risk; foreign securities risk; derivatives risk; and market risk.

- TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective, by investing principally in fixed-income debt securities and cash or cash equivalents (the fund will generally invest in at least 80%, and may invest all of its total assets in fixed-income debt securities and cash or cash equivalents). The fund may use short-term trading as a means of managing its portfolio to achieve its investment objective. The principal risks of investing in this underlying fund are: fixed- income securities risk; active trading risk; convertible securities risk; preferred stocks risk; high-yield debt security risk; warrants and rights risk; and market risk.

- TA IDEX Transamerica Money Market seeks maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments: short-term

SECTION B - DESCRIPTION OF UNDERLYING FUNDS

     corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, obligations of U.S. and foreign banks, and repurchase agreements involving any of the securities mentioned above. The principal risks of investing in this underlying fund are: interest rates risk; default risk; and market risk.

- TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

- TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk (this underlying fund is non-diversified); and market risk.

Under adverse or unstable market conditions, the underlying funds can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECTION C - SHAREHOLDER INFORMATION

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the Funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

TA IDEX is run by a Board of Trustees. The assets of each Fund are managed by an investment adviser, who in turn selects sub-advisers, which employ the portfolio manager(s). All such advisers to the Funds are supervised by the Board of Trustees. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into agreements with Morningstar Associates, LLC (the "Portfolio Construction Manager"). The investment adviser also monitors the Portfolio Construction Manager's asset allocation recommendations and the Funds' administration. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to certain funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)  materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

BUYING SHARES

Class R shares of the TA IDEX Funds in this prospectus are intended for purchase by participants in certain retirement plans as described below:

- 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans,


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SECTION C - SHAREHOLDER INFORMATION

     defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

- The plan's recordkeeper or financial service firm serving as an intermediary must have an agreement with TA IDEX or its agents to utilize Class R shares in certain investment products or programs.

- Class R shares are available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm serving as an intermediary

- Rollover individual retirement accounts are available for participants whose plans are already invested in shares of the Funds.

The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a Fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

OPENING AN ACCOUNT AND PURCHASING SHARES

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial service firm authorized to sell Class R shares of the Funds. Additional shares may be purchased through a retirement plan's administrator, recordkeeper or financial service firm serving as an intermediary. There is no minimum initial investment for Class R shares.

Please refer to the retirement plan documents for information on how to purchase Class R shares of the Funds and any fees that may apply.

TA IDEX must receive your payment within three business days after your order is accepted.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege.

The maximum purchase order (combined with the current value of your existing holdings in Class R shares of the Funds) is $_____.

Once a purchase order has been placed, it is irrevocable and may not be modified or canceled.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your share at any time. Please refer to the retirement plan documents for information on how to redeem Class R shares of the Funds.

Shares will normally be redeemed for cash, although each Fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from at its discretion. Please see the SAI of the Funds for more details.

Once a redemption order has been placed, it is irrevocable and may not be modified or canceled.

EXCHANGING SHARES

- In authorized by your plan, you can request an exchange of your shares in one Fund for Class R shares of another Fund offered in this prospectus. Please refer to your plan's documents for additional information.

- An exchange is treated as a redemption of a Fund's shares, followed by a purchase of the shares of the Fund into which you exchanged. Prior to making exchanges into a Fund that you do not own, please read the prospectus of that Fund carefully.

- Once an exchange order has been placed, it is irrevocable and may not be modified or canceled.


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SECTION C - SHAREHOLDER INFORMATION

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The Funds generally will consider four or more exchanges between Funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the Funds discourage market timing and excessive short-term trading, the Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the Funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all Funds and shares of the underlying funds in which the Funds invest in is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Orders for shares of the Funds and corresponding orders for the TA IDEX underlying funds are priced on the same day when orders for shares of the Funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.

Foreign securities held by the underlying funds in which the Funds invest may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of an underlying fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).


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SECTION C - SHAREHOLDER INFORMATION

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

HOW NAV IS CALCULATED

The NAV of the Funds and each underlying fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding. In the case of the Funds, because they invest substantially all of their assets in underlying funds under normal market conditions, their NAVs will depend on the NAVs of the underlying funds in which they invest.

In general, securities and other investments held by an underlying fund (or in certain circumstances, the Fund) are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the underlying funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying fund determines its NAV per share.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a 12b-1 Plan for Class R shares of each Fund. Under the 12b-1 Plans, the Funds may pay TA IDEX's distributor, AFSG Securities Corporation (AFSG), an annual fee of up to 0.50% of average daily net assets, which includes an annual service fee of 0.25%, for distribution and shareholder services.

THE EFFECT OF RULE 12B-1 PLANS. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the Funds' 12b-1 Plans, see the SAI.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. (TCI) (an affiliate of TFAI, TIM and), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares


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SECTION C - SHAREHOLDER INFORMATION

of the Funds and other TA IDEX funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by a Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of this prospectus, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Cambridge Investment Research, Associated Securities, Inc., Securities America, Centaurus Financial and Vera Vest, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $2,500 to $17,500 to Centaurus Financial, Harbour Investments, Questar Capital Corporation, Raymond James Financial Services and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of the date of this prospectus, TCI has such revenue sharing arrangements with approximately 40 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., AXA Financial, Cambridge Investment Research, Centaurus Financial, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Janney Montgomery Scott, Legg Mason, Merrill Lynch, Mutual of Omaha, Nathan & Lewis, Park Avenue Securities, PNC, Prudential Investments, Questar Capital, RBC Dain Rauscher, Salomon Smith Barney, Securities America, Signator Investors, Transamerica Financial Resources, UBS Financial, Union Planners Financial Services, Vera Vest, Wachovia Securities, and Ziegler.

For the calendar year ended December 31, 2004, TCI paid approximately $3 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $1,000 to $30,000 for a total of $316,000 from the following financial services firms to participate in its events: T. Rowe Price; American Century; Transamerica Investment Management; Fidelity; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Transamerica Life Insurance Company; Prudential; Janus Capital Management; and ING Clarion CRA.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)

Also, TFAI pays, out of its own assets, financial intermediaries a "trail" fee for servicing and maintenance of accounts of Class T shareholders in TA IDEX Janus Growth in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of,


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SECTION C - SHAREHOLDER INFORMATION

for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although a Fund may use financial firms that sell fund shares to effect transactions for the Fund's portfolio, the Fund and its investment adviser or Portfolio Construction Manager will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of Fund shares and bears the expenses of offering these shares to the public. The Funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class R shares, AFSG, or its agent, reallows or pays to intermediaries who sold them ____% of the average daily net assets of those shares.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

The Funds will distribute all or substantially all of their net investment income and net capital gains to their shareholders each year. Although a Fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a Fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

The Funds can have income, gains or losses from any distributions or redemptions in the underlying funds. Distributions of the long-term capital gains of the Funds or underlying funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains from an underlying fund to a Fund which is distributed to individual shareholders will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" to the


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SECTION C - SHAREHOLDER INFORMATION

     underlying fund which is then distributed to a Fund can also qualify for the lower tax rates on qualifying dividends.

- A shareholder and the Funds will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from an underlying fund to a Fund of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from underlying funds that invest primarily in debt securities to the Funds, such as money market funds and bond funds, will not generally qualify for the 15% rate.

Each Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors that invest through tax-deferred accounts, such as an eligible retirement plan, generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and each retirement plan and plan participant should consult their tax advisers about investment through a tax-deferred account.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a Fund or exchange them for shares of another Fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

WITHHOLDING TAXES

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, a valid W-8BEN form and documentary evidence is required if you are not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from TA IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in TA IDEX.

INVESTMENT POLICY CHANGES

Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by TA IDEX's Board of Trustees without shareholder approval. To the extent authorized by law, TA IDEX and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.


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

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the Funds and the description of the underlying funds in which the Funds may invest you found descriptions of the principal strategies and risks associated with the Funds and their underlying funds. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the Funds and their underlying funds. Then refer to this section and read about the particular strategies, and risks, directly or indirectly associated with an investment in the Funds. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. Each Fund qualifies as a diversified fund under the 1940 Act, although certain of the underlying funds do not.

ASSET ALLOCATION

The Portfolio Construction Manager allocates each Fund's assets among underlying funds. These allocations may not be successful. For example, the underlying funds may underperform other funds or investment options, or a Fund may be underweighted in underlying funds that are enjoying significant returns and overweighted in underlying funds that are suffering from significant declines.

UNDERLYING FUNDS

Each Fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. A Fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the Fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, each Fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, a Fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by a Fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. A Fund's investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the Fund or an underlying fund.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks an underlying fund may hold fluctuate in price, the value of a Fund's investment will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though an underlying fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

                                  APPENDIX A-1

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, an underlying fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issues, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of underlying fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. An underlying fund may also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. An underlying fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- CURRENCY TRADING COSTS. An underlying fund may incur costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, an underlying fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

                                  APPENDIX A-2

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by an underlying funds' custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. An underlying fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting an underlying fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the underlying fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, an underlying fund which invests in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, an underlying fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. An underlying fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and an underlying fund may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between an underlying fund and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. An underlying fund bears the risk that the counterparty could default under a swap agreement. Further, an underlying fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment.


                                  APPENDIX A-3

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

These notes expose an underlying fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, an underlying fund may receive more or less principal that it originally invested. An underlying fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

An underlying fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the underlying funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if an underlying fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an underlying fund uses derivatives for leverage, investments in that underlying fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, an underlying fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an underlying fund will engage in derivatives transactions at any time or from time to time. An underlying fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to an underlying fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for an underlying fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. An underlying fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

     Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an underlying fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an underlying fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.


                                  APPENDIX A-4

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose an underlying fund to leverage risks or carry liquidity risks. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of an underlying fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to an underlying fund's limitations on investing in illiquid securities. If an underlying fund's manager makes the incorrect prediction, the opportunity for loss can he magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

An underlying fund may invest in "Fixed-Income Instruments," which include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    delayed funding loans and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

-    repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-    obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

An underlying fund also may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for


                                  APPENDIX A-5

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

An underlying fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, an underlying fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that an underlying fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. An underlying fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. An underlying fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN PRECIOUS METAL RELATED SECURITIES

Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which an underlying fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. An underlying fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in


                                  APPENDIX A-6

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

-    declining real estate value

-    risks relating to general and local economic conditions

-    over-building

-    increased competition for assets in local and regional markets

-    increases in property taxes

-    increases in operating expenses or interest rates

-    change in neighborhood value or the appeal of properties to tenants

-    insufficient levels of occupancy

-    inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that an underlying fund invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

An underlying fund may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and an underlying fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, an underlying fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, an underlying fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to an underlying fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an underlying fund relies on its sub-adviser's research in an attempt to avoid situations where


                                  APPENDIX A-7

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

fraud or misrepresentation could adversely affect the fund.

INVESTING IN SPECIAL SITUATIONS

An underlying fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of the fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

-    a new product or process;

-    a management change;

-    a technological breakthrough;

-    an extraordinary corporate event; or

- a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to an underlying fund will depend on the size of the fund's investment in a situation.

TAX-EFFICIENT MANAGEMENT

Certain sub-advisers strive to manage the underlying funds in a tax-efficient manner. These underlying funds seek to minimize capital gains distributions through its investment strategy. To do so, a sub-adviser generally seeks to follow the following strategies:

(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss than can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the managers looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the underlying funds.

There is no guarantee an attempt to manage the underlying funds in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER

The underlying funds may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for the underlying funds. The underlying funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in the Fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, each Fund will not invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies, although the Funds may invest in underlying funds that may concentrate their investments in a particular industry. In addition, to the extent an underlying fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

An underlying fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, an underlying fund may lose money and there may be a delay in recovering the loaned securities. An underlying fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to an underlying fund.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

-    high volatility;

-    no track record for consideration;

-    securities may be illiquid; and

-    earnings are less predictable.


                                  APPENDIX A-8

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the underlying funds may, at times, choose to hold some portion of their net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the underlying funds increase their cash or debt investment position, their income may increase while their ability to participate in stock market advances or declines decrease. Furthermore, when the underlying funds assume a temporary defensive position they may not be able to achieve their investment objectives.

SHORT SALES

An underlying fund may sell securities "short against the box." A short sale is the sale of a security that an underlying fund does not own, or, if the underlying fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the underlying fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The underlying funds may outperform or underperform other funds that employ a different investment style. The underlying funds may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity of adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

The underlying funds are permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds' Board of Trustees. The underlying funds are not under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the underlying funds to other risks and considerations, which are discussed in the funds' SAIs.


                                  APPENDIX A-9

                            NOTICE OF PRIVACY POLICY

At Transamerica IDEX Mutual Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it.
We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or other forms, such as your name, address and account number;

     - Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

     - Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica IDEX Mutual Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

 BOTH THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF MUTUAL FUNDS WILL FLUCTUATE
  OVER TIME SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.

                         Transamerica IDEX Mutual Funds
                            www.transamericaidex.com
               P.O. Box 9012 - Clearwater, FL 33758-9012 Customer
             Service: 1-888-233-4339 - Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD

       Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about the Funds is contained in the Funds' Statement of Additional Information, dated March 1, 2006, which is incorporated by reference and is legally considered a part of this prospectus. Other information about the Funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the Funds are also available on the Commission's Internet site at httpl/www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about the Funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above or visit the Funds' website at the internet address above. In the October 31, 2006 Transamerica IDEX annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

PCIDEX1105

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556

PCIDEX1105

(TRANSAMERICA IDEX MUTUAL FUNDS LOGO)

                                                               (PROSPECTUS LOGO)

                                  MARCH 1, 2006

TA   IDEX   AMERICAN CENTURY LARGE COMPANY VALUE
TA   IDEX   SALOMON INVESTORS VALUE
TA   IDEX   MARSICO GROWTH
TA   IDEX   TRANSAMERICA EQUITY
TA   IDEX   GREAT COMPANIES -- AMERICA(SM)
TA   IDEX   JANUS GROWTH
TA   IDEX   T. ROWE PRICE TAX-EFFICIENT GROWTH
TA   IDEX   MERCURY LARGE CAP VALUE
TA   IDEX   UBS LARGE CAP VALUE
TA   IDEX   JENNISON GROWTH
TA   IDEX   SALOMON ALL CAP
TA   IDEX   TRANSAMERICA GROWTH OPPORTUNITIES
TA   IDEX   J.P. MORGAN MID CAP VALUE
TA   IDEX   TRANSAMERICA SMALL/MID CAP VALUE
TA   IDEX   T. ROWE PRICE SMALL CAP
TA   IDEX   VAN KAMPEN SMALL COMPANY GROWTH
TA   IDEX   TRANSAMERICA BALANCED
TA   IDEX   TRANSAMERICA VALUE BALANCED
TA   IDEX   ALLIANCEBERNSTEIN INTERNATIONAL VALUE
TA   IDEX   AMERICAN CENTURY INTERNATIONAL
TA   IDEX   EVERGREEN INTERNATIONAL SMALL CAP
TA   IDEX   FEDERATED MARKET OPPORTUNITY
TA   IDEX   J PMORGAN INTERNATIONAL BOND
TA   IDEX   MARSICO INTERNATIONAL GROWTH
TA   IDEX   MERCURY GLOBAL ALLOCATION
TA   IDEX   NEUBERGER BERMAN INTERNATIONAL
TA   IDEX   OPPENHEIMER DEVELOPING MARKETS
TA   IDEX   TEMPLETON GREAT COMPANIES GLOBAL
TA   IDEX   CLARION GLOBAL REAL ESTATE SECURITIES
TA   IDEX   EVERGREEN HEALTH CARE
TA   IDEX   GREAT COMPANIES -- TECHNOLOGY(SM)
TA   IDEX   PIMCO REAL RETURN TIPS
TA   IDEX   PIMCO TOTAL RETURN
TA   IDEX   TRANSAMERICA CONVERTIBLE SECURITIES
TA   IDEX   TRANSAMERICA FLEXIBLE INCOME
TA   IDEX   TRANSAMERICA HIGH-YIELD BOND
TA   IDEX   TRANSAMERICA SHORT-TERM BOND
TA   IDEX   VAN KAMPEN EMERGING MARKETS DEBT
TA   IDEX   TRANSAMERICA MONEY MARKET

CLASS I SHARES

        NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
      SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              Not Insured by FDIC or Any Federal Government Agency.
                                 May Lose Value.
                   Not a deposit of or guaranteed by any bank,
                           affiliate, or credit union.

                                TABLE OF CONTENTS
                         [NOTE: RE-GENERATE ONCE FINAL]

                                                                            PAGE
                                                                            ----
SECTION A -- FUND DESCRIPTION ...........................................      1
   - LARGE CAP FUNDS ....................................................      1
      TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE ......................      1
      TA IDEX SALOMON INVESTORS VALUE ...................................      7
      TA IDEX MARSICO GROWTH ............................................     12
      TA IDEX TRANSAMERICA EQUITY .......................................     18
      TA IDEX GREAT COMPANIES -- AMERICA(SM) ............................     23
      TA IDEX JANUS GROWTH ..............................................     29
      TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH ........................     35
      TA IDEX MERCURY LARGE CAP VALUE ...................................     41
      TA IDEX UBS LARGE CAP VALUE .......................................     46

   - MID-CAP FUNDS ......................................................     52
      TA IDEX JENNISON GROWTH ...........................................     52
      TA IDEX SALOMON ALL CAP ...........................................     58
      TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES .........................     64
      TA IDEX J.P. MORGAN MID CAP VALUE .................................     70

   - SMALL-CAP FUNDS ....................................................     75
      TA IDEX TRANSAMERICA SMALL/MID CAP VALUE ..........................     75
      TA IDEX T. ROWE PRICE SMALL CAP ...................................     81
      TA IDEX VAN KAMPEN SMALL COMPANY GROWTH ...........................     87

   - BALANCED FUNDS .....................................................     93
      TA IDEX TRANSAMERICA BALANCED .....................................     93
      TA IDEX TRANSAMERICA VALUE BALANCED ...............................     99

   - INTERNATIONAL/GLOBAL FUNDS .........................................    105
      TA IDEX ALLIANCEBERNSTEIN INTERNATIONAL VALUE .....................    105
      TA IDEX AMERICAN CENTURY INTERNATIONAL ............................    113
      TA IDEX EVERGREEN INTERNATIONAL SMALL CAP .........................    120
      TA IDEX FEDERATED MARKET OPPORTUNITY ..............................    127
      TA IDEX J. P. MORGAN INTERNATIONAL BOND ...........................    136
      TA IDEX MARSICO INTERNATIONAL GROWTH ..............................    142
      TA IDEX MERCURY GLOBAL ALLOCATION .................................    148
      TA IDEX NEUBERGER BERMAN INTERNATIONAL ............................    156
      TA IDEX OPPENHEIMER DEVELOPING MARKETS ............................    162

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
      TA IDEX TEMPLETON GREAT COMPANIES GLOBAL ..........................    170

   - SPECIALTY FUNDS ....................................................    178
      TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES .....................    178
      TA IDEX EVERGREEN HEALTH CARE .....................................    185
      TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM) .........................    193

   - BOND FUNDS .........................................................    199
      TA IDEX PIMCO REAL RETURN TIPS ....................................    199
      TA IDEX PIMCO TOTAL RETURN ........................................    207
      TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES .......................    213
      TA IDEX TRANSAMERICA FLEXIBLE INCOME ..............................    219
      TA IDEX TRANSAMERICA HIGH-YIELD BOND ..............................    226
      TA IDEX TRANSAMERICA SHORT-TERM BOND ..............................    232
      TA IDEX VAN KAMPEN EMERGING MARKETS DEBT ..........................    238

   - MONEY MARKET FUND ..................................................    245
      TA IDEX TRANSAMERICA MONEY MARKET .................................    245

SECTION B -- SHAREHOLDER INFORMATION ....................................    249
   REGULATORY PROCEEDINGS ...............................................    249
   INVESTMENT ADVISER ...................................................    249
   CLASS I SHARES .......................................................    250
   FEATURES AND POLICIES ................................................    250
   DISTRIBUTION OF SHARES ...............................................    252
   OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS ...........................    252
   DISTRIBUTIONS AND TAXES ..............................................    252

APPENDIX A  EXPLANATION OF STRATEGIES AND RISKS .........................    A-1
APPENDIX B  BOND RATINGS ................................................    B-1

SECTION A -- FUND DESCRIPTION

Transamerica IDEX Mutual Funds (TA IDEX) consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI).

In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

PLEASE NOTE: THIS PROSPECTUS INCLUDES CLASS I SHARES ONLY. CLASS I SHARES OF THE TA IDEX FUNDS LISTED IN THIS PROSPECTUS ARE CURRENTLY ONLY OFFERED FOR INVESTMENT TO THE STRATEGIC ASSET ALLOCATION PORTFOLIOS OF AEGON/TRANSAMERICA SERIES TRUST (ATST): ATST ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, ATST ASSET ALLOCATION -- GROWTH PORTFOLIO, ATST ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO AND ATST ASSET ALLOCATION -- MODERATE PORTFOLIO AND ATST INTERNATIONAL MODERATE GROWTH, AND THE FOLLOWING TA IDEX STRATEGIC ASSET ALLOCATION FUNDS: TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO, TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION -- MODERATE PORTFOLIO, AND TA IDEX MULTI-MANAGER INTERNATIONAL FUND.

TO HELP YOU UNDERSTAND

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(BULLSEYE ICON)        OBJECTIVE
                       What is the fund's investment objective? Learn about your
                       fund's goal or objective.

(CHESSPIECE ICON)      PRINCIPAL STRATEGIES AND POLICIES
                       How does the fund go about trying to meet its goal? Read
                       about the types of investments each fund contains and
                       what style of investment philosophy it employs.

(WARNING SIGN ICON)    PRINCIPAL RISKS
                       What are the specific risks for an investor in the fund?
                       Find out what types of risks are associated with each
                       fund.

(GRAPH ICON)           PAST PERFORMANCE
                       What is the investment performance of the fund? See how
                       well each fund has performed in the past year, five
                       years, ten years or since its inception.

(DOLLAR SIGN ICON)     FEES AND EXPENSES
                       How much does it cost to invest in the fund? Learn about
                       each fund's fees and expenses.

(QUESTION MARK ICON)   ADDITIONAL INFORMATION
                       Who manages the fund and how much are they paid? See
                       information about each fund's advisers, as well as the
                       fees paid to them.

An investment in a TA IDEX fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

-    LARGE CAP FUNDS

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX American Century Large Company Value is to seek long-term capital growth; income is a secondary goal.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, American Century Investment Management, Inc. (American Century), seeks to achieve this objective by investing principally in:

-    U.S. EQUITY SECURITIES

The fund invests primarily in larger companies. Under normal market conditions the fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000 Value Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. The managers may sell stocks from the fund's portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been over looked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers also may consider whether the companies' securities have a favorable income paying history and whether income payments are expected to increase.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund's assets invested in U.S. equity securities at all times.

When the managers believe it is prudent, the fund may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities. Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for the investor who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, or is investing through an IRA or other tax-advantaged retirement plans.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

 2001     2002      2003    2004    2005
-----    ------    -----   -----   -----
(9.39)%  (19.77)%  28.02%  13.72%  [___]%

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS A SHARES:
Best Quarter:                        %
Worst Quarter:                       %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                            SINCE
                                                                 ONE YEAR   FIVE YEARS   INCEPTION(2)
                                                                 --------   ----------   ------------
Return before taxes                                                  %                         %
Return after taxes on distributions(3)                               %                         %
Return after taxes on distributions and sale of fund shares(3)       %                         %
Russell 1000 Value Index                                             %                         %
(reflects no deduction for fees, expenses, or taxes)

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 2000.

(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to October 1, 2001, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR SIGN ICON)

                               FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
NET OPERATING EXPENSES                          %

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.45%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------  ------   -------   -------   --------
I               $        $         $          $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                      0.85%
Over $250 million up to $500 million    0.80%
Over $500 million up to $750 million   0.775%
Over $750 million                       0.70%

For the fiscal year ended October 31, 2005, the fund paid ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Investment Management Inc.
   American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million ..........................   0.45%
Over $250 million up to $500 million ........   0.40%
Over $500 million up to $750 million ........   0.35%
Over $750 million............................   0.30%

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

MARK MALLON, CFA, Chief Investment Officer and Executive Vice President, is a member of the team that manages the fund. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a bachelor of arts from Westminster College and an MBA from Cornell University.

CHARLES A. RITTER, Vice President and Senior Portfolio Manager, is a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the fund. He joined American Century in April 2000. Before joining American Century, he spent 6 years at UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona. He also has an MBA from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX SALOMON INVESTORS VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Salomon Investors Value is to seek long-term growth of capital. Current income is a secondary objective.

(CHESSPIECE ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in:

     -    common stocks of established U.S. companies.

SaBAM emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risks. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The fund manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, SaBAM looks for:

     - share prices that appear to be temporarily oversold or do not reflect positive company developments.

     - share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.

     - special situations including corporate events, changes in management, regulatory changes or turnaround situations.

     - company specific items such as competitive market position, competitive services, experienced management team and stable financial condition.

The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000 Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                           SINCE
                                                                   ONE YEAR   5 YEARS   INCEPTION(2)
                                                                   --------   -------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
                                                                      ---       ---          ---
S&P 500 Index
Russell 1000 Value Index(4) (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on February 1, 1997.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

NOTE: Prior to March 1, 2002, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR SIGN ICON)

                                Fees and Expenses

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.20%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I           $        $         $          $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million   0.80%
Over $500 million    0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISOR:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

0.35%, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

MARK J. MCALLISTER, CFA and ROBERT FEITLER serve as co-portfolio managers and are responsible for the day-to-day management of this fund.

Mr. McAllister, Managing Director and equity analyst, joined SaBAM in June 1999. He was Executive Vice President and portfolio manager of JLW Capital Management Inc. from March 1998 to May 1999, and prior to March 1998, was a Vice President and equity analyst at Cohen & Steers Capital Management.

Mr. Feitler is a Director of SaBAM. He joined SaBAM in 1995. Mr. Feitler has a BA in Economics from Haverford College and an MBA in Finance from the University of Wisconsin. SaBAM was established in 1987.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX MARSICO GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                   OBJECTIVE

The objective of TA IDEX Marsico Growth is to seek long-term growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Columbia Management Advisors, LLC (Columbia), has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

     -    common stocks

This fund, under normal circumstances, invests at least 80% of total assets in a diversified portfolio of common stocks of large and medium-sized companies selected for their growth potential. The fund will normally hold a core position of between 35 and 50 common stocks. The fund may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the fund, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The fund's core investments generally are comprised of well-known, established growth companies. However, the fund also may typically include more aggressive growth companies, and companies undergoing significant changes:

e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the fund to incur higher transaction costs (which may adversely affect the fund's performance) and may increase taxable distributions for shareholders.

Marsico may sell the fund's investments if stock prices appreciate excessively in relation to fundamental prospects. Companies also may be sold if they fail to realize their growth potential, or there are more attractive opportunities elsewhere.

While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets, (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares only to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS A SHARES:
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                            SINCE
                                                ONE YEAR   FIVE YEARS   INCEPTION(2)
                                                --------   ----------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and
   sale of fund shares(3)
                                                   ---         ---           ---
S&P 500 Index
Russell 1000 Growth Index(4)
   (reflects no deduction for fees, expenses,
   or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 1999.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

NOTE: Prior to November 1, 2002, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.'

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect the specific expense of Class I shares.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.40%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million   0.80%
Over $500 million    0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of _____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

SUB-ADVISER:

   Columbia Management Advisors, LLC (formerly, Banc of America Capital Management, LLC)
   101 South Tryon Street
   Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million ..    0.40%
Next $250 million ...   0.375%
Next $500 million ...    0.35%
Over $1 billion .....    0.30%

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico, and manages the investment program of the fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico Capital is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of September 30, 2005, had approximately $57 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX TRANSAMERICA EQUITY

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                   OBJECTIVE

The objective of TA IDEX Transamerica Equity is to maximize long-term growth.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

-    EQUITY SECURITIES

TIM generally invests at least 80% of the fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

     -    shareholder-oriented management

     -    dominance in market share

     -    cost production advantages

     -    leading brands

     -    self-financed growth

     -    attractive reinvestment opportunities

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS A SHARES:
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                               SINCE
                                                                   ONE YEAR   FIVE YEARS   INCEPTION(2)
                                                                   --------   ----------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
Russell 1000 Growth Index (reflects no fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 2000.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.17%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million   0.75%
Over $500 million    0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of _____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $500 million......................   0.35%
Over $500 million.......................   0.30%
less 50% of any amount reimbursed
   pursuant to the fund's expense
   limitation.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX GREAT COMPANIES -- AMERICA(SM)

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Great Companies -- America(SM) is long-term growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing principally in:

-    LARGE-CAP STOCKS

The fund seeks to invest in common stocks of large, established, United States based companies. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for a significant period and survived its founder; have a market cap in the top five percent of U.S. traded stocks; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities, and generate high returns on invested capital.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time.

To determine how to allocate fund assets among the "great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Additionally, the sub-adviser determines optimum sector weightings for the different sectors. Once optimum sector weightings have been determined, stocks are allocated among the sectors. Sector weightings are adjusted as the investing environment dictates.

'Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests in a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in one issuer.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    NON DIVERSIFICATION RISK

Focusing investments in a small number of issuers or industries increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges which are reflected in the performance information about Class A shares in the table. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                           SINCE
                                                                 ONE YEAR   FIVE YEARS   INCEPTION(2)
                                                                 --------   ----------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
                                                                    ---         ---           ---
S&P 500 Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on July 14, 2000.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
TOTAL ANNUAL FUND OPERATING EXPENSES
                                             ---
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.15%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million                   0.75%
Over $500 million up to $1 billion   0.70%
Over $1 billion                      0.65%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of _____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $500 million ..............   0.30%
Over $1 billion .................   0.25%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche, most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX JANUS GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Janus Growth is growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve this objective by investing principally in:

     - equity securities listed on national exchanges or on NASDAQ which the fund's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in equity securities at times when the fund's manager believes the market environment favors such investing.

The fund's sub-adviser builds the fund one company at a time, emphasizing growth of capital by investing in companies the fund's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the fund's sub-adviser also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the fund's sub-adviser subjects each company to a rigorous "bottom up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

The fund's sub-adviser may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in equity securities, the fund's sub-adviser may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    REPURCHASE AGREEMENTS

Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

-    FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

     -    Tax considerations

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                 ONE YEAR   5 YEARS   10 YEARS
                                                                 --------   -------   --------
Return before taxes
Return after taxes on distributions(2)
Return after taxes on distributions and sale of fund shares(2)
S&P 500 Index
Russell 1000 Growth Index(3)
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3) This index was added on March 2, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(DOLLAR SIGN ICON)

                               FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.30%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                      0.80%
Over $250 million up to $750 million    0.77%
Over $750 million up to $1.5 billion    0.75%
Over $1.5 billion up to $3 billion      0.70%
Over $3 billion                        0.675%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Janus Capital Management LLC
   151 Detroit Street
   Denver, Colorado 80206-4805

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million .................   0.40%
Next $500 million ..................   0.35%

Next $750 million ..................    0.30%
Next $1.5 billion...................    0.25%
In excess of $3 billion.............   0.225%
less 50% of any amount reimbursed
   pursuant to the portfolio's
   expense limitation

PORTFOLIO MANAGER:

Edward Keely, CFA, Vice President, serves as manager of this fund. Mr. Keely has been sole manager of this fund since January, 2000. Previously, he served as co-manager of the fund starting January, 1999. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual semi-report for the period ending April 31, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX T. Rowe Price Tax-Efficient Growth is to seek attractive long-term capital appreciation on an after-tax basis.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve this objective by investing principally in large-cap stocks. Stocks are selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

T. Rowe Price selects stocks based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

     - a demonstrated ability to consistently increase revenues, earnings, and cash flow

     -    capable management

     -    attractive business niches

     -    a sustainable competitive advantage

Valuation measures, such as a company's price/earnings ratio relative to the market and its own growth rate are also considered. T. Rowe Price typically limits holdings of high-yielding stocks, but the payment of dividends -- even above-average dividends -- does not disqualify a stock from consideration.

In pursuing the fund's objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In an effort to achieve the fund's goal of minimizing taxable distributions, T. Rowe Price strives to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when T. Rowe Price believes the risk of holding a security outweighs tax considerations. When gains are taken, T. Rowe Price will attempt to offset them with losses from other securities.

These is no guarantee that the sub-adviser's attempt to manage the fund in a tax-efficient manner will be successful.

While most assets will be invested in U.S. common stock, other securities may also be purchased, including foreign stocks (up to 25% of total assets), futures, and options, in keeping with fund objectives.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

     -    Tax considerations

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want a long-term approach to building capital and who can tolerate the greater risk of share price declines that accompanies an all-stock portfolio. The higher your tax bracket, the more likely the fund will be appropriate.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                        SINCE
                                                                 ONE YEAR   5 YEARS   INCEPTION(2)
                                                                 --------   -------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
S&P 1000 Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 1999.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                %
Distribution and service (12b-1) fees       N/A
Other expenses
                                            ---
Total annual fund operating expenses
Expense reduction(b)
                                            ---
Net operating expenses

----------
(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.35%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million   0.75%
Over $500 million    0.65%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ___% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $100 million .......................   0.45%
Over $100 million up to $250 million .....   0.40%
In excess of $250 million ................   0.35%

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, AEGON/Transamerica Series Trust (ATST) T. Rowe Price Equity Income, ATST T. Rowe Price Growth Stock and ATST T. Rowe Price Small Cap as follows:

Assets between $750 million and $1.5 billion .........     5% fee reduction
Assets between $1.5 billion and $3 billion ...........   7.5% fee reduction
Assets above $3 billion ..............................    10% fee reduction

The reduction in fees is split evenly between shareholders and TFAI.

PORTFOLIO MANAGER:

The fund is managed by an Investment Advisory Committee.

DONALD J. PETERS Chairman, has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX MERCURY LARGE CAP VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Mercury Large Cap Value is to seek long-term capital growth.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large cap companies Mercury selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index.

Mercury seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

-    INVESTMENT PROCESS

Mercury follows a quantitative Multifactor Model in selecting securities for the fund's portfolio that considers such factors as:

     -    Earnings momentum to include the direction of earnings estimates

     -    Earnings surprise to include reported earnings vs. expectations

     - Valuation to include a dividend discount model and relative P/E analysis

Mercury looks for strong relative earnings growth, preferring internal growth and unit growth over growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined; if Mercury believes that a company is overvalued, it will not be considered as an investment for the fund's portfolio. After the initial screening is done, Mercury relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that Mercury believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" portfolio. In seeking to outperform its benchmark, however, Mercury reviews potential investments using certain criteria that are based on the securities index. These criteria currently include the following:

     -    Relative price earnings and price to book ratios

     -    Stability and quality of earnings momentum and growth

     -    Weighted median market capitalization of the fund's portfolio

     - Allocation among the economic sectors of the fund's portfolio as compared to the index

     -    Weighted individual stocks within the applicable index

In addition, the fund may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the fund's investment allocations. The fund generally limits its foreign securities investments to ADRs of issuers in developed countries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek superior long-term performance with below average volatility.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until March 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTIONS(B)
                                             ---
Net operating expenses

----------
(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.00%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                      0.80%
over $250 million up to $750 million   0.775%
over $750 million                       0.75%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Fund Asset Management, L.P., doing business as
   Mercury Advisors
   800 Scudders Mill Road
   Plainsboro, New Jersey 08536

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million ....................    0.35%
Over $250 million up to $750 million ..   0.325%
Over $750 million .....................    0.30%

PORTFOLIO MANAGER:

The fund is managed by a team led by ROBERT C. DOLL, JR. CFA, CPA, President and Chief Investment Officer of Merrill Lynch Investment Management (MLIM), who is responsible for the setting and implementation of the fund's investment strategy and the day to day management of the fund. He has managed the fund since its inception. Mr.

Doll has been the president of Merrill Lynch Investment Managers, L.P. (MLIM), an affiliate of Fund Asset Management L.P., since 2001. He joined MLIM in 1999. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX UBS LARGE CAP VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX UBS Large Cap Value is to seek to maximize total return, consisting of capital appreciation and current income.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, UBS Global Asset Management (Americas) Inc. (UBS), seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. Large capitalization companies means companies with a market capitalization range equal to that of the fund's benchmark, the Russell 1000 Value Index. As of May 31, 2005, the capitalization of companies represented in the Russell 1000 Value Index ranged between $1.8 and $386.9 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock.

In selecting securities, the sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the sub-adviser's assessment of what a security is worth. The fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the sub-adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The sub-adviser then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

     -    Tax considerations

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially high returns over the long term. The value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the fund invests. It is important to note that an investment in the fund is only one component of a balanced investment plan.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until November 8, 2004. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets) (a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.02%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.02%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I                $        $         $          $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average Daily Net Assets
First $200 million                     0.82%
Over $200 million up to $400 million   0.76%
Over $400 million up to $750 million   0.74%
Over $750 million up to 1 billion.     0.71%
Over $1 billion up to $1.5 billion     0.67%
Over $1.5 billion                      0.62%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   UBS Global Asset Management (Americas) Inc.
   One North Wacker Drive
   Chicago, Illinois 60606

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $200 million .....................   0.35%
Over $200 million up to $400 million ...   0.32%
$400 million to $750 million ...........   0.30%
$750 million to $1 billion .............   0.27%
Over $1 billion up to $1.5 billion .....   0.25%
Over $1.5 billion                          0.20%

PORTFOLIO MANAGERS:

Investment decisions for the fund are made by an investment management team at UBS. John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

JOHN LEONARD is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director, of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of each fund since its inception.

THOMAS M. COLE is Head of Research - North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995 and a portfolio manage of each fund since its inception.

THOMAS DIGENAN has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of each fund since its inception.

SCOTT HAZEN has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of each fund since its inception.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period             $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
      Total Operations
                                                 ---
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                   $
                                                 ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(e)  Not annualized for periods of less than one year.

(f)  The fund commenced operations on November 8, 2004.

-    MID-CAP FUNDS

TA IDEX JENNISON GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Jennison Growth is to seek long-term growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a "bottom up" approach, researching and evaluating individual companies, to manage the fund's investments.

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser used a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:

     -    superior absolute and relative earnings growth

     -    above average revenue and earnings per share growth

     -    sustainable or improving profitability

     -    strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

     -    strong market position with a defensible franchise

     -    unique marketing competence

     -    strong research and development leading to superior new product flow

     -    capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table.). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS A SHARES:
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                          SINCE
                                                                 ONE YEAR   5 YEARS   INCEPTION(2)
                                                                 --------   -------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
Russell 1000 Growth Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on February 1, 1996.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to December 1, 2000, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
Total annual fund operating expenses
Expense reduction(b)
                                             ---
Net operating expenses

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.40%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                      0.80%
Over $250 million up to $500 million   0.775%
Over $500 million up to $1 billion      0.70%
Over $1 billion up to $1.5 billion     0.675%
Over $1.5 billion                       0.65%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Jennison Associates LLC
   466 Lexington Avenue
   New York, New York 10017

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million                     0.40%
Over $250 million up to $500 million   0.35%
Over $500 million up to $1 billion     0.30%
Over $1 billion up to $1.5 billion     0.25%
Over $1.5 billion                      0.20%

PORTFOLIO MANAGERS:

Michael A. Del Balso, Spiros Segalas and Blair A. Boyer are the portfolio managers of the fund. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

MICHAEL A. DEL BALSO joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc.

SPIROS SEGALAS was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

BLAIR A. BOYER is an Executive Vice President of Jennison. Mr. Boyer came to Jennison in 1993 after ten years with Amhold & S. Bleichroeder, Inc. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Bleichroeder from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received an M.B.A. in Finance from New York University in 1989.

The portfolio managers for the fund are supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other Jennison portfolio managers, Jennison research analysts and other investment professionals of Jennison. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX SALOMON ALL CAP

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Salomon All Cap is to seek capital appreciation.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Salomon Brothers Asset Management Inc (SaBAM), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM's looks for:

     -    Low market valuations measured by the manager's valuation models.

     -    Positive changes in earnings prospects because of factors such as:

     -    New, improved or unique products and services

     -    New or rapidly expanding markets for the company's products

     -    New management

     - Changes in the economic, financial, regulatory or political environment particularly affecting the company

     -    Effective research, product development and marketing

     -    A business strategy not yet recognized by the marketplace

While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the fund's holdings may fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers or industries increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance which is comprised of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                 QUARTER ENDED   RETURN
                 -------------   ------
CLASS A SHARES
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                          ONE YEAR   5 YEARS   SINCE INCEPTION(2)
                                                          --------   -------   ------------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions
   and sale of fund shares(3)
Russell 3000 Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 1999.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.20%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million   0.80%
Over $500 million    0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $20 million ......................   0.30%
Next $80 million .......................   0.50%
Over $100 million ......................   0.40%

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983.

SaBAM was established in 1987.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                   OBJECTIVE

The objective of TA IDEX Transamerica Growth Opportunities is to maximize long-term growth.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

     - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

     -    strong potential for steady growth

     -    high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Growth Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 Growth Index companies with higher price-to-book values and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS A SHARES:
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                            SINCE
                                                                 ONE YEAR   FIVE YEAR   INCEPTION(2)
                                                                 --------   ---------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
                                                                    ---        ---           ---
Russell 2500 Growth Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 2000.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.40%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             Additional Information

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                     0.80%
Over $250 million up to $500 million   0.75%
Over $500 million                      0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Up to $100 million .....................   0.40%
Over $100 million ......................   0.35%
less 50% of any amount reimbursed
   pursuant to the fund's expense
   limitation.

PORTFOLIO MANAGERS:

EDWARD S. HAN is Principal and Portfolio Manager at Transamerica Investment Management, LLC ("TIM"). Mr. Han is the Co-Manager of the TA IDEX Transamerica Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine.

JOHN J. HUBER, CFA, is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the TA IDEX Transamerica Growth Opportunities Fund (since August
2005). He also manages institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX J.P. MORGAN MID CAP VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX J.P. Morgan Mid Cap Value is to seek growth from capital appreciation.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve this objective by investing primarily (at least 80% of net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the fund's income.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs") and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek investments in medium-sized companies with a value-oriented philosophy.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until March 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS OF SHARES
% OF AVERAGE DAILY NET ASSETS                  I
-----------------------------           ---------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

----------
(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.05%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.05%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS I   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------   ------   -------   -------   --------


(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:

First $100 million...................   0.85%
over $100 million....................   0.80%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investor Adviser" of this prospectus

SUB-ADVISER:

   J.P. Morgan Investment Management Inc.
   522 Fifth Avenue
   New York, New York 10036

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average daily net assets ............   0.40%

PORTFOLIO MANAGER:

JONATHAN SIMON, Managing Director. Mr. Simon has worked as a portfolio manager for JPMorgan and its predecessors since 1980. Mr. Simon is President of Flemings Asset Management, Inc., a division of Robert Fleming, Inc.

LAWRENCE PLAYFORD, vice president, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Larry joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Lawrence holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant, a CFA charterholder, and Series 7, 63, and 65 licensed.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis or TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations in November, 2005.

-    SMALL-CAP FUNDS

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Small/Mid Cap Value is to seek to maximize total return.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap domestic equities. The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small and mid cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These measures are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    SMALL OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500 Value Index, a widely recognized unmanaged index of market performance which measures the performance of the Russell 2500 Value Index companies with lower price-to-book ratios and lower financial growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year(%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                SINCE
                                                                 ONE YEAR   INCEPTION(2)
                                                                 --------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
Russell 2500 Value Index
   (reflects no deduction for fees, expenses, or taxes)

----------
(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on April 2, 2001.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS OF SHARES
                                               I
                                        ---------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

----------
(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.40%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS I   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------   ------   -------   -------   --------
                   $        $         $         $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million.......   0.80%
Over $500 million........   0.75%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $500 million ...............   0.375%
Over $500 million ................   0.325%
[less 50% of any amount
   reimbursed pursuant to
   the fund's expense limitation.]

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, is Vice President and Portfolio Manager at TIM. She manages institutional separate accounts in the value equity discipline. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX T. ROWE PRICE SMALL CAP

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX T. Rowe Price Small Cap is to seek long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the fund's objective by investing fund assets principally in:

-    COMMON STOCKS OF SMALL-CAP GROWTH COMPANIES

This fund will normally invest at least 80% of its net assets in small-cap growth companies. These are defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) which was approximately $[4.8][confirm and update] billion and below as of December 31, 2005, but the upper size limit will vary with market fluctuations. Companies whose capitalization increases above this range after the fund's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the fund will be in the size range described above. However, the fund may on occasion purchase a stock whose market capitalization exceeds the range. The S&P 500 Index measures the performance of the common stocks of 500 large U.S. companies in the manufacturing, utilities, transportation, and financial industries. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The fund intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this diversification should minimize the effects of individual security selection on fund performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "top-down" manner so that the fund's portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth.

WHAT IS A TOP-DOWN APPROACH?

When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

While the fund invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want an aggressive, long-term approach to building capital and who can tolerate significant fluctuations inherent in small-cap stock investing.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000 Growth Index, a widely recognized unmanaged index of market performance which is a market-capitalization weighted index of small capitalization domestic equity securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                            SINCE
                                                                 ONE YEAR   FIVE YEARS   INCEPTION(2)
                                                                 --------   ----------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
Russell 2000 Growth Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 1999.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS OF SHARES
                                               I
                                        ---------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.35%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million...   0.75%
Over $500 million....   0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   T. Rowe Price Associates, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average daily net assets ........   0.35%

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of another series of TA IDEX: TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, AEGON/Transamerica Series Trust
(ATST) T. Rowe Price Equity Income, ATST T. Rowe Price Growth Stock and ATST T. Rowe Price Small Cap as follows:

Assets between $750 million and $1.5 billion ...      5% reduction fee
Assets between $1.5 billion and $3 billion .....    7.5% reduction fee
Assets above $3 billion ........................   10.0% reduction fee

The reduction in fees is split evenly between shareholders and TFAI.

PORTFOLIO MANAGER:

PAUL W. WOJCIK, CFA, has managed this fund since December 2000 and heads the Investment Advisory Committee for this fund. He joined T. Rowe Price in 1996 and has been a member of the Investment Advisory Committee since the fund's inception. Prior to joining T. Rowe Price, Mr. Wojcik was a Senior Programmer/Analyst at Fidelity Investments.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX VAN KAMPEN SMALL COMPANY GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Van Kampen Small Company Growth is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

(CHESSPIECE ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this fund) under the name Van Kampen.

Van Kampen seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. Van Kampen selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

The sub-adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) rising trend in return on invested capital, and (iii) sustainable competitive advantages.

The process for investing is research intensive and Van Kampen focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by fund managers and their analysts. Van Kampen closely monitors earnings quality to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, Van Kampen utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the fund. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the fund's assets will be invested in equity securities of small capitalization companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon Van Kampen's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. Van Kampen may invest up to 5% of the fund's assets in securities of issuers located in emerging market countries.

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until November 8, 2004. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                               FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005,, restated to reflect the estimated expenses of Class I shares.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.15%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million...................   0.95%
Over $500 million....................   0.85%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISOR:

   Morgan Stanley Investment Management Inc.
   1221 Avenue of the Americas
   New York, New York 10020

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $500 million...................   0.45%
Over $500 million....................   0.40%

PORTFOLIO MANAGERS:

The fund is managed by members of Van Kampen's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis Lynch and David Cohen, each a Managing Director, Sam Chainani, an Executive Director, and Alexander Norton, a Vice President. The team has managed the fund since its inception in November 2004.

DENNIS LYNCH has worked for Van Kampen since 1997 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID COHEN has been with Van Kampen since 1993 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM CHAINANI has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER NORTON has worked for Van Kampen since 1999 and joined Van Kampen's U.S. Growth Team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Mr. Lynch is the lead manager of the Portfolio, and Messrs. Cohen, Chainani and Norton are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the Portfolio.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period              $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
      Total Operations
                                                  ---
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                    $
                                                  ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average
      Net Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Not annualized for periods of less than one year.

(h)  The fund commenced operations on November 8, 2004.

-    BALANCED FUNDS

TA IDEX TRANSAMERICA BALANCED

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                   OBJECTIVE

The objective of TA IDEX Transamerica Balanced is to seek long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESSPIECE ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally 60% to 70% of the fund's total assets in common stocks with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

EQUITY INVESTMENTS -- TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

     -    the quality of the management team;

     - the company's ability to earn returns on capital in excess of the cost of capital;

     -    competitive barriers to entry; and

     -    the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

FIXED-INCOME INVESTMENTS -- TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

(WARNING SIGN ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term total returns that balance capital growth and current income.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Lehman Brothers U.S. Government/Credit Index (LBGC Index), which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-year total return as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES:   RETURN
---------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                 ONE YEAR   5 YEARS   10 YEARS
                                                                 --------   -------   --------
Return before taxes                                                  %         %          %
Return after taxes on distribution(2)                                %         %          %
Return after taxes on distributions and sale of fund shares(2)       %         %          %
S&P 500 Index                                                        %         %          %
LBGC Index                                                           %         %          %
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 29, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR SIGN ICON)

                               FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS OF SHARES
                                               I
                                        ---------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

----------
(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations. .

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.45%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million......................    0.80%
Over $250 million up to $500 million....    0.75%
Over $500 million up to $1.5 billion....    0.70%
Over $1.5 billion.......................   0.625%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million .....................    0.35%
Over $250 million up to $500 million ...   0.325%
Over $500 million up to $1.5 billion ...    0.30%
Over $1.5 billion.......................    0.25%
less 50% of any amount reimbursed
   pursuant to the fund's expense
   limitation.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President, Chief Investment Officer and Portfolio Manager at TIM, is the Lead Equity Manager of the fund. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (fixed-income) Manager of the TA IDEX Transamerica Balanced Fund and the TA IDEX Transamerica Value Balanced Fund, and the Co-Manager of the TA IDEX Transamerica Flexible Income Fund. She also manages institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. 'TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX TRANSAMERICA VALUE BALANCED

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                   OBJECTIVE

The objective of TA IDEX Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CHESSPIECE ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing fund assets principally in:

     -    income-producing common and preferred stocks

     - debt obligations of U.S. issuers, some of which will be convertible into common stocks

     -    U.S. Treasury bonds, notes and bills

     -    money market funds

     -    covered call options & put options

In selecting stocks, TIM focuses on quality, liquid, large capitalization stocks, using a "bottom up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Index), a widely recognized unmanaged index of market performance.

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market investments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity; the longer the duration, the more vulnerable the value of a fixed-income is to fluctuations in interest rates

     - issues defaulting on their obligations to pay interest or return principal

-    OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

     - inaccurate market predictions which may result in losses instead of gains

     - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table. Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index (primary benchmark), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, the Lehman Brothers Aggregate Bond Index, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers Intermediate Government/Credit Bond Index (LBIGC Index), which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                 ONE YEAR   5 YEARS   10 YEARS
                                                                 --------   -------   --------
Return before taxes
Return after taxes on distributions(2)
Return after taxes on distributions and sale of fund shares(2)
Russell 1000 Value Index
Lehman Brothers Aggregate Bond Index LBIGC Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations. .

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.20%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million ..................   0.75%
Over $500 million up to $1 billion ..   0.65%
Over $1 billion .....................   0.60%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Up to $500 million ..................    0.35%
Over $500 million up to $1 billion ..   0.325%
Over $1 billion .....................    0.30%
less 50% of any amount reimbursed
   pursuant to the fund's expense
   limitation.

PORTFOLIO MANAGERS:

JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (fixed-income) Manager of the TA IDEX Transamerica Balanced Fund and the TA IDEX Transamerica Value Balanced Fund, and the Co-Manager of the TA IDEX Transamerica Flexible Income Fund. She also manages institutional separate accounts in the Balanced and Fixed-Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the growth discipline. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside. TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

-    INTERNATIONAL/GLOBAL FUNDS

TA IDEX ALLIANCEBERNSTEIN INTERNATIONAL VALUE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX AllianceBernstein International Value is long-term growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Alliance Capital Management, L.P. (Alliance), seeks to achieve this objective by investing primarily in equity securities of established companies selected from more than 40 industries and from more than 40 developed countries. Under normal market conditions, the fund will primarily invest in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. These countries currently include (without limitation) the developed nations in Europe and the Far East, Canada and Australia. The fund's investment policies emphasize investment in companies that are determined by Alliance's Bernstein unit ("Bernstein"), to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the fund. Bernstein's team of quantitative analysts builds valuation and risk models to seek a portfolio that is constructed to obtain an effective balance of risk and return.

In order to reduce the risk that an undervalued security will be purchased before an adverse event, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Consequently, currency and equity positions are evaluated separately. In addition, Bernstein may seek to hedge a currency exposure resulting from securities positions when it finds the currency exposure unattractive.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The fund also may:

     - Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     -    Invest up to 20% of its total assets in convertible securities;

     -    Invest up to 15% of its net assets in illiquid securities;

     - Invest up to 10% of its total assets in rights and warrants (including but not limited to participation notes);

     - Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     - Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     - Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     - Make secured loans of portfolio securities of up to one-third of its total assets; and

     -    Enter into repurchase agreements.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

     -    Tax considerations

-    SHORT SALES

A short sale is effected by selling a security that the fund does not own, or, if the fund does own such security, it is not to be delivered upon consummation of the sale. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.

-    REPURCHASE AGREEMENTS

Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    SECURITIES LENDING

The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate significant volatility in the value of their principal.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until December 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or 12b-1 distribution and service fee on Class I shares, which are currently being offered for sale only to certain asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.13%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I         $106      $331

(QUESTION MARK)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $200 million ....................   0.88%
Over $200 million up to $500 million ..   0.81%
Over $500 million .....................   0.77%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

Alliance Capital Management, L.P.
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $200 million ....................   0.45%
Over $200 million up to $500 million ..   0.36%
Over $500 million .....................   0.32%

PORTFOLIO MANAGERS:

Alliance uses the Bernstein team of fund managers to manage this fund. The team relies heavily on the fundamental analysis and research of Alliance's internal research staff. No one person is principally responsible for making recommendations for the fund's portfolio.

The following portfolio managers are those with the most significant responsibility for the day-to-day management of the fund:

HENRY S. D'AURIA, CFA is Senior Vice President, Chief Investment Officer for Emerging Markets Value Equities and Co-Chief Investment Officer for International Value Equities at AllianceBernstein. He was named co-Chief Investment Officer of International Value equities in 2003, adding to his responsibilities as Chief Investment Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria managed Bernstein's global research department from 1998 through 2002. Over the years, he has also served as director of research for Small Cap Value Equities and director of research for Emerging Markets Value Equities. Mr. D'Auria joined Bernstein in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry. Before going to Alliance, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College.

KEVIN F. SIMMS is Senior Vice President, Co-Chief Investment Officer of International Value Equities and Director of Research for Global and International Value Equities at Bernstein. He was named co-Chief Investment Officer for International Value Equities in 2003, which he has assumed in addition to his role as director of research for Global and International Value Equities, a position he has held since 2000. Between 1998 and 2000, Mr. Simms served as director of research for Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining Bernstein, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's investment advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations in December, 2005.

TA IDEX AMERICAN CENTURY INTERNATIONAL

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX American Century International is to seek capital growth.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

     -    equity securities of growing foreign companies

The portfolio managers look for stocks of companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the fund's portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

'WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify the fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the fund may invest a portion of its assets in equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts, as well as forward currency exchange contracts, notes, bonds and other debt securities of companies; and obligations of domestic or foreign governments and their agencies. Futures contracts, a type of derivative security, can help the fund's cash assets remain liquid by performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

     - inaccurate market predictions which may result in losses instead of gains

     - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR GRAPH)

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS A SHARES:
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                        SINCE
                                               ONE YEAR   5 YEARS   INCEPTION(2)
                                               --------   -------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale
   of fund shares(3)
MSCI-EAFE Index
   (reflects no deduction for fees, expenses,
   or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on February 1, 1997.

(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.32%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.32%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                     0.925%
Over $250 million up to $500 million    0.90%
Over $500 million up to $1 billion      0.85%
Over $1 billion                         0.80%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

SUB-ADVISER:

   American Century Global Investment Management, Inc.
   The Chrysler Center
   666 3rd Avenue, 23rd Floor
   New York, New York 10017

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Up to $250 million .....................    0.50%
Next $250 million ......................   0.475%
Next $500 million ......................    0.45%
Over $1 billion ........................    0.40%

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust.

PORTFOLIO MANAGERS:

ACGIM uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team since April 2002. He joined American Century in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. He has a bachelor's degree in economics from Brandeis University, an MA in economics form the University of Chicago and an MBA in finance from the University of Chicago.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining American Century in October 2004. Prior to joining American Century, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX EVERGREEN INTERNATIONAL SMALL CAP

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Evergreen International Small Cap is to seek capital growth.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Evergreen Investment Management Company, LLC (Evergreen), seeks to achieve this objective by investing principally in:

     - equity securities of small companies located in at least three countries, one of which may be the United States.

The fund normally invests at least 80% of its assets in equity securities, such as common stocks, convertible securities, preferred stocks, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) of small cap issuers located in at least three countries. The fund may also invest in debt securities (of any foreign governments and any international agency such as the World Bank), time deposits with foreign banks and may hold cash and cash equivalents. The fund may invest in securities of issuers located in certain foreign countries with developed markets as well as those with emerging markets. When investing in securities of issuers located in other countries with developed securities markets, the fund invests in equity securities of small-to medium-sized companies generally under $8.5 billion in market capitalization at the time of purchase that are in a relatively early stage of development. When investing in securities, the fund seeks to invest in equity securities of issuers that the portfolio manager believes are well managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The fund also seeks to identify and invest in countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth.

Although not principal investment strategies, the fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents.

The fund may engage in hedging and cross-hedging with respect to foreign currencies in both U.S. dollars and foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the fund's investments are denominated. Under normal conditions, this strategy is not expected to represent more than 25% of the assets of the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    SMALL- AND MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate.

These risks include:

     -    Declining real estate value

     -    Risks relating to general and local economic conditions

     -    Over-building

     -    Increased competition for assets in local and regional markets

     -    Increases in property taxes

     -    Increases in operating expenses or interest rates

     -    Change in neighborhood value or the appeal of properties to tenants

     -    Insufficient levels of occupancy

     -    Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

-    REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term capital growth and can tolerate risks associated in small-cap stock and foreign investing.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until November 8, 2004. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you busy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.32%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.32%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I                $        $         $          $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million   1.07%
Over $250 million.   1.00%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Evergreen Investment Management Company, LLC
   200 Berkeley Street
   Boston, Massachusetts 02116

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Up to $250 million .....................   0.52%
Over $250 million ......................   0.50%

PORTFOLIO MANAGER:

Francis Claro, CFA is Managing Director, Senior Portfolio Manager, Head of the International Small Cap Equity team and has primary day-to-day responsibility for managing the fund. Prior to joining EIMC, he served as an Investment Officer with Inter-American Investment Corporation, where he was responsible for making private equity and debt investments.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period             $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
                                                 ---
   Total Operations
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                   $
                                                 ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i)  Not annualized for periods of less than one year.

(j)  The fund commenced operations on November 8, 2004.

TA IDEX FEDERATED MARKET OPPORTUNITY

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Federated Market Opportunity is to provide moderate capital appreciation and high current income.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated) pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts (ADRs)), fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITS, securities of precious metal companies and derivative and hybrid instruments. This investment strategy is designed to enable the fund to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom up approach to security analysis but also secondarily considers top down analysis and sector allocation. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the fund's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the fund's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor or if Federated believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the fund's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The fund's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on a security, sector, or with regard to markets in general.

In addition to investing in equity and fixed-income securities, the fund may invest in the following in attempting to achieve its investment objective:

     - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),

     -    foreign forward currency contracts, convertible bonds,

     -    REITS, and

     - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The fund may also purchase shares of exchange-traded funds (ETFs) in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The fund may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the fund may use derivatives or hybrid instruments. First, the fund may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the fund based on the change in value of an underlying equity security. Second, the fund may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Finally, the fund may invest in derivatives contracts as part of its hedging strategies.

Hedging transactions are intended to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund's portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The fund's ability to hedge may be limited by the costs of the derivative contracts. The fund may attempt to lower the cost of hedging by entering in transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the fund.

Additionally, the fund may buy put options on stock indices or individual stocks (even if the stocks are not held by the fund) in an attempt to hedge against a decline in stock prices.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

-    COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the fund to leverage risks or carry liquidity risks.

-    LIQUIDITY RISKS

Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it maybe unable to sell the illiquid securities at an advantageous time or price.

-    LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation:

     - inaccurate market predictions which may result in losses instead of gains

     - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

-    INVESTMENT COMPANIES

To the extent that the fund invests in other investment companies such as ETFs, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

-    EXCHANGE TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

-    PORTFOLIO TURNOVER

The fund may engage in a significant number of short-term transactions, which may adversely affect the fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until December 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or 12b-1 distribution and service fee on Class I shares, which are currently being offered for sale only to certain asset allocation funds

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                %
Distribution and service (12b-1) fees         N/A
Other expenses                                 %
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES           %
EXPENSE REDUCTION(B)                           %
                                              ---
NET OPERATING EXPENSES                         %

(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.05%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
I                $        $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $30 million                    0.85%
Over $30 million up to $50 million   0.80%
Over $50 million                     0.70%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

Federated Equity Management Company of Pennsylvania
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $30 million                    0.50%
Over $30 million up to $50 million   0.35%
Over $50 million                     0.25%

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has been the fund's portfolio manager since inception. Mr. Lehman joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1986 to

1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's investment advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on December 6, 2005.

TA IDEX JPMORGAN INTERNATIONAL BOND

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX JPMorgan International Bond is to seek high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, J. P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds (debt securities with outstanding maturities of at least one year, under normal market conditions. A bond is deemed to be "high-quality" if it has a rating of AA- or higher from Standard & Poor's Corporation ("S&P") or Aa3 or higher from Moody's Investors Service, Inc. ("Moody's") (or is an unrated security determined to be of comparable quality by the sub-adviser)). In the case of split-rated securities, the sub-adviser will apply the higher of the ratings from S&P, Moody's and any other nationally recognized rating agency when assigning credit ratings to the fixed-income securities in the portfolio. If the credit quality of an investment declines after initial purchase, the portfolio may continue to hold the investment at the discretion of the sub-adviser. Under normal market conditions, the fund will primarily invest in non-dollar-denominated government and corporate debt securities of issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries.

JPMorgan determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models, including:

- Economic/Political Fundamentals. JPMorgan evaluates each country's economic climate and political discipline for controlling deficits and inflation.

- Expected Return. Using economic forecasts, JPMorgan projects the expected return for each country.

- Relative Value. By contrasting expected risks and returns for investments in each country, JPMorgan selects those countries expected to produce the best return at reasonable risk.

Generally, the fund will purchase only bonds denominated in foreign currencies. The fund generally limits its use of hedging strategies that may minimize the effect of currency fluctuations. However, the fund may hedge up to 25% of its total assets into U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies.

The fund also may invest in options, futures contracts, options on futures contracts, and swap agreements, provided that such investments are in keeping with the fund's investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(WARNING SIGN)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.

Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    LIQUIDITY RISKS

Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it maybe unable to sell the illiquid securities at an advantageous time or price.

-    OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

     - inaccurate market predictions which may result in losses instead of gains

     - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until December 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or 12b-1 distribution and service fee on Class I shares, which are currently being offered for sale only to certain asset allocation funds

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 0.75%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I           $        $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $100 million                     0.55%
Over $100 million up to $250 million   0.52%
Over $250 million up to $500 million   0.51%
Over $500 million up to $1 billion     0.50%
Over $1 billion                        0.47%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISOR:

J. P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $100 million                     0.20%
Over $100 million up to $250 million   0.17%
Over $250 million up to $500 million   0.16%
Over $500 million up to $1 billion     0.15%
Over $1 billion                        0.12%

PORTFOLIO MANAGER:

JULIAN LE BERON, CFA, is Portfolio Manager in the JPMorgan International Fixed-Income Group and has been a member of the team since October 2002. He joined JPMorgan in 1997 as a portfolio manager. He previously worked as a portfolio risk analyst in the Fleming Asset Management Fixed-Income department. He has a Bachelor of Science degree in management from the London School of Economics.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's investment advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations in December, 2005.

TA IDEX MARSICO INTERNATIONAL GROWTH

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Marsico International Growth is to seek long term growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Columbia Management Advisors (Columbia), has entered into an agreement with Marsico Capital Management, LLC (Marsico), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve the fund's objective by investing primarily (no less than 65% of its total assets) in:

- common stocks of foreign companies that are selected for their long-term growth potential.

The fund may invest in companies of any size throughout the world. The fund normally invests in issuers from at least three different countries, not including the United States, and generally maintains a core position of between 35 and 50 common stocks. The fund may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions. The fund may invest in common stocks of companies operating in emerging markets. International investing involves additional risks, including currency fluctuations and economic and political instability.

In selecting investments for the fund, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The fund's' core investments generally are comprised of well-known, established growth companies. However, the fund also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the fund to incur higher transaction cost (which may adversely affect the fund's' performance) and may increase taxable distributions for shareholders.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in securities prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    DEFAULT RISK

The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long term growth of capital and who can tolerate fluctuations inherent in international stock investing.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until November 8, 2004. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you busy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.31%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.31%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I           $        $         $          $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $300 million                1.06%
$300 million up to $400 million   1.01%
$400 million up to $1 billion     0.96%
Over $1 billion.                  0.91%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of _____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER

   Banc of America Capital Management, LLC
   101 S. Tryon Street
   Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $300 million .....................   0.50%
From $300 million to $400 million ......   0.45%
From $400 million to $1 billion ........   0.40%
Over $1 billion ........................   0.35%

PORTFOLIO MANAGER:

JAMES G. GENDELMAN is the portfolio manager of TA IDEX Marsico International Growth. Prior to joining Marsico Capital Management, LLC in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelors degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period              $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
      Total Operations
                                                  ---
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                    $
                                                  ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(k)  Not annualized for periods of less than one year.

(l)  The fund commenced operations on November 8, 2004.

TA IDEX MERCURY GLOBAL ALLOCATION

SUMMARY OF RISKS AND RETURNS

(BULLSEYE)

                                    OBJECTIVE

The objective of TA IDEX Mercury Global Allocation is to provide high total investment return. (CHESSPIECE ICON) PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), seeks to achieve this objective through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund will invest its assets in issuers: that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. There is no limit on the percentage of assets the fund can invest in a particular type of security. The fund generally seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located.

The fund uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the fund may emphasize either debt securities or equity securities. While the fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The fund may invest in both developed and emerging markets. Mercury tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Mercury will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting a market. In deciding between equity and debt investments, Mercury looks at a number of factors, including the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.

The fund may also, from time to time, identify certain real assets, such as real estate or precious metals, that Mercury believes will increase in value because of economic trends and cycles or political or other events. The fund may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts.

The fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, Mercury emphasizes stocks that it believes are undervalued. Mercury places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. The fund may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The fund can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank.

The fund may invest up to 35% of its total assets in "junk" bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Mercury considers to be of comparable quality. The fund will invest in these securities only when Mercury believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

The fund may use derivatives to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. while these instruments involve certain risks, the fund will not engage in certain strategies that are considered highly risky and speculative.

The fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities may make it easier for the fund to access other markets or hedge risks of other assets held by the fund these securities are subject to the risks related to the underlying index or other assets.

The fund may also lend its portfolio securities, may hold non-US dollar cash investments, and may invest uninvested cash balances in affiliated money market funds.

Under adverse or unstable market conditions, the fund may invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds may fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.

-    LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

-    DISTRESSED SECURITIES

The fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

-    HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.

-    PRECIOUS METAL RELATED SECURITIES

Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

     -    Declining real estate value

     -    Risks relating to general and local economic conditions

     -    Over-building

     -    Increased competition for assets in local and regional markets

     -    Increases in property taxes

     -    Increases in operating expenses or interest rates

     -    Change in neighborhood value or the appeal of properties to tenants

     -    Insufficient levels of occupancy

     -    Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    SECURITIES LENDING

The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.

-    SYNDICATED BANK LOANS

The fund may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, the fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, the fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to the fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and representation. In the absence of definitive regulatory guidance, the fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

- YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until December 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or 12b-1 distribution and service fee on Class I shares, which are currently being offered for sale only to certain asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses(a)                               %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.00%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I           $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $100 million   0.80%
Over $100 million    0.72%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

Fund Asset Management, LP, doing business as Mercury Advisors
800 Scudders Mill Road
Plainsboro, NJ 08536

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $100 million   0.44%
Over $100 million    0.32%

PORTFOLIO MANAGERS::

The fund is managed by members of a team of investment professionals who participate in the team's research process and stock selection. Dennis W. Stattman, Senior Portfolio Manager and Dan Chamby, Associate Portfolio Manager are jointly and primarily responsible for the day-to-day management of the fund.

DENNIS W. STATTMAN, CFA, has been a Managing Director of Merrill Lynch Investment Managers ("MLIM") since 1998 and Senior Portfolio Manager since 2002. Mercury Advisors is a dba name for Fund Asset Management, LP (FAM). Both FAM and Merrill Lynch Investment Managers are indirect, wholly owned subsidiaries of Merrill Lynch & Co. From 2000 to 2002 he was a Co-Senior Portfolio Manager on the MLIM Global Allocation team. He joined MLIM in 1989 as an Associate Portfolio Manager.

DAN CHAMBY has been a Director of MLIM since 2000 and Associate Portfolio Manager since 2003.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's investment advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations in December, 2005.

TA IDEX NEUBERGER BERMAN INTERNATIONAL

SUMMARY OF RISKS AND RETURNS

(BULLsEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Neuberger Berman International is long-term growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Neuberger Berman Management, Inc. (Neuberger), seeks to achieve this objective by investing the assets of the fund primarily in common stocks of foreign companies of any size, including companies that are economically tied to developed and emerging industrialized markets. Under normal market conditions, the fund will invest in a number of countries throughout the world and expects to be investing in more than three different foreign countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The fund also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The fund follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

Neuberger may seek to hedge a currency exposure resulting from securities positions when it finds the currency exposure unattractive. To the extent authorized by laws and regulations, the fund may also engage in borrowing and securities lending transactions and use derivatives.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds may fluctuate in price, the value of your investment in the fund will go up and down.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    SECURITIES LENDING

The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.

-    LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate significant volatility in the value of their principal.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until December 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                               FEES AND EXPENSES

There is no sales charge (load) or 12b-1 distribution and service fee on Class I shares, which are currently being offered for sale only to certain asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses(a)                               %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.25%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I           $         $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $100 million   1.00%
Over $100 million    0.95%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

Neuberger Berman Management, Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $100 million   0.50%
Over $100 million    0.45%

PORTFOLIO MANAGER:

BENJAMIN SEGAL, CFA, is a Vice President of Neuberger and Managing Director of Neuberger Berman, LLC. He joined Neuberger in 1999. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting. He is a graduate of The Wharton School of Business, MBA; the University of Pennsylvania, MA; and Jesus College, Cambridge University, England, BA.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's investment advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations in December, 2005.

TA IDEX OPPENHEIMER DEVELOPING MARKETS

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Oppenheimer Developing Markets is to aggressively seek capital appreciation.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, OppenheimerFunds, Inc. (Oppenheimer), seeks to achieve this objective by investing mainly in common stocks of issuers in emerging markets throughout the world.

     - Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries, and will diversify its investments across at least three different emerging market countries.

     - The fund can (but is not required to) invest up to 100% of its total assets in foreign securities.

     - The fund will emphasize investments in common stocks and other equity securities.

     - The fund will emphasize investments in growth companies, which can be in any market capitalization range.

In selecting securities for the fund, Oppenheimer looks primarily for foreign companies in developing markets with high growth potential. It uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the fund's portfolio, Oppenheimer currently seeks:

     - Companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to entry in their industry, such as high start-up costs.

     -    Companies with management that has a proven record.

     - Companies with newer or established businesses that are entering into a growth cycle.

     -    Companies with the potential to withstand high market volatility.

     - Companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the fund will consider the effect of worldwide trends on the growth of various business sectors, and look for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

Oppenheimer generally defines "emerging market" as countries outside the U.S. and most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that it believes are growing and gaining more stability and offer attractive long-term investment prospects. To determine if an issuer is economically tied to an emerging market, it considers a number of factors, such as where the issuer is organized, the principal trading market for its securities, the sources of its revenues and the location of its assets.

The fund looks for stocks of companies that have growth potential. Growth companies may be companies that are developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies include established companies that are entering a growth cycle, they can also include newer companies, whose securities pose greater risks of loss and can result in greater volatility in the fund's share prices.

To seek its investment objective, the fund can also use the investment techniques and strategies described below:

     - Other Equity Securities. While the fund mainly buys common stocks, it can also buy preferred stocks and securities convertible into common stock and can hold rights and warrants.

     - Hedging. The fund can buy and sell futures contracts, put and call options, and forward contracts. Some hedging strategies could hedge the fund's portfolio against price fluctuations. Other hedging strategies would tend to increase the fund's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund's foreign investments.

     - Portfolio Turnover. The fund's investment process may cause the fund to engage in active and frequent trading. Therefore, the fund may engage in short-term trading while trying to achieve its objective.

     - Debt/Fixed-Income Securities. The fund can invest in debt securities, including convertible securities, which can include securities of foreign companies and governments.

     - Illiquid and Restricted Securities. The fund will not invest more than 15% of its net assets in illiquid or restricted securities.

     - Derivatives. The fund can invest in a number of different derivative instruments to hedge investment risks or to seek increased returns.

The allocation of the fund's portfolio among different investments will vary over time based upon an evaluation of economic and market trends. The fund's portfolio might not always include all of the different types of investments described in this prospectus.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds may fluctuate in price, the value of your investment in the fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.

Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

     - inaccurate market predictions which may result in losses instead of gains

     - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    INTEREST RATE RISK

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Investors should note that short-term interest rates are still near historic lows.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    PORTFOLIO TURNOVER

The fund may engage in a significant number of short-term transactions, which may adversely affect the fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for aggressive investors who seek capital appreciation and who can tolerate significant volatility in the value of their principal.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until December 2005. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or 12b-1 distribution and service fee on Class I shares, which are currently being offered for sale only to certain asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses(a)                               %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.45%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I           $        $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc. (TFAI)
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $50 million                     1.20%
Over $50 million up to $200 million   1.15%
Over $200 million                     1.10%

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, NY 10281-1008

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $50 million                     0.70%
Over $50 million up to $200 million   0.65%
Over $200 million                     0.60%

PORTFOLIO MANAGER:

The fund's portfolio is managed by Mark Madden who is primarily responsible for the day-to-day management of the fund's investments.

MARK H. MADDEN joined Oppenheimer in August 2004 as a Vice President and Portfolio Manager of its Global Equity Team and is currently manager of the fund. Prior to joining OppenheimerFunds, Mr. Madden held the following positions at Pioneer Investment Management, Inc.: Managing Director of Global Emerging Markets Team at Pioneer Investment Management, Inc. from November 2000 through July 2004, Senior Vice President and

Portfolio Manager of International Equities from December 1998 through October 2000 and Vice President and Portfolio Manager of International Equities from February 1993 through November 1998. He is an officer of one portfolio in the OppenheimerFunds complex.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's investment advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because the fund commenced operations in December, 2005.

TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.

(CHESSPIECE ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's assets are allocated between two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion in the domestic portfolio.

Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances. For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

     -    have its principal securities trading markets outside the U.S.; or

     - derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

     -    have a significant portion of their assets outside the U.S.; or

     -    are linked to non-U.S. dollar currencies; or

     - are organized under the laws of, or with principal offices in, another country

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

WHAT IS A "BOTTOM UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

-    SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index (MSCIW Index), a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-year total return as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                 QUARTER ENDED   RETURN
                 -------------   ------
CLASS A SHARES:
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                               ONE YEAR   5 YEARS   10 YEARS
                                               --------   -------   --------
Return before taxes
Return after taxes on distributions(4)
Return after taxes on distributions and sale
   of fund shares(4)
MSCIW Index
   (reflects no deduction for fees, expenses,
   or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to June 1, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR SIGN ICON)

                               FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES ( expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES

Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations. .

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.20%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I           $        $         $          $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million   0.80%
Over $500 million    0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ___% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

   Templeton Investment Counsel, LLC
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

SUB-ADVISORY FEE:

The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the fund is as follows: 0.35% of the first $500 million of average daily net assets; 0.30% over $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages). Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at

Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

Great Companies has provided investment advisory services to various clients since 2000.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

-    SPECIALTY FUNDS

TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                   OBJECTIVE

The objective of the fund is long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESSPIECE ICON)

                       PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, ING Clarion Global Real Estate Securities, L.P. (Clarion), seeks to achieve its objective by investing principally in equity securities of real estate companies which include:

-    COMMON STOCKS

-    CONVERTIBLE SECURITIES

Under normal conditions, the fund will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the fund, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The fund's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process for constructing the fund's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the fund for a variety of reasons, such as to secure gains, limit losses, or redeploy fund investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of fund investments to achieve the fund's investment objective.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (REMIC) certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the fund does not directly invest in real estate.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(WARNING SIGN ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days.

-    REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

     -    Declining real estate value

     -    Risks relating to general and local economic conditions

     -    Over-building

     -    Increased competition for assets in local and regional markets

     -    Increases in property taxes

     -    Increases in operating expenses or interest rates

     -    Change in neighborhood value or the appeal of properties to tenants

     -    Insufficient levels of occupancy

     -    Inadequate rents to cover operating expenses

-    REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    PORTFOLIO TURNOVER

The fund may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

-    MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table.).

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire Real Estate Securities Index (DJ Wilshire RES Index), a widely recognized unmanaged index of market performance which measures the performance of publicly traded real estate securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS A SHARES:
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                SINCE
                                                                 ONE YEAR   INCEPTION(2)
                                                                 --------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
                                                                    ---          ---
DJ Wilshire RES Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 2003.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: On November 1, 2005, the fund changed its name from TA IDEX Clarion Real
     Estate Securities. Prior to that date, the sub-adviser used different investment strategies. The performance set forth prior to that date is attributable to those strategies.

(DOLLAR SIGN ICON)

                               FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.40%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                      0.80%
Over $250 million up to $500 million   0.775%
Over $500 million up to $1 billion      0.70%
Over $1 billion                         0.65%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of _____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   ING Clarion Real Estate Securities LP
   259 N. Radnor-Chester Road, Suite 205
   Radnor, Pennsylvania 19087Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million .....................    0.40%
Over $250 million up to $500 million ...   0.375%
Over $500 million up to $1 billion .....    0.35%
Over $1 billion, .......................    0.30%
less 50% of any amount reimbursed
   pursuant to the fund's expense
   limitation

PERFORMANCE MANAGERS

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA AND STEVEN D. BURTON, serve as co-managers of this fund.

T. RITSON FERGUSON is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

JOSEPH P. SMITH is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

STEVEN D. BURTON is a Senior Director of Clarion and is a member of the Investment Policy Committee, He shares responsibility for management of the fund. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX EVERGREEN HEALTH CARE

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Evergreen Health Care is to seek long-term capital appreciation.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Evergreen Investment Management Company, LLC (Evergreen), seeks to achieve this objective by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of "healthcare companies." A company is generally deemed to be a "healthcare company" if it develops, produces or distributes products or services related to the healthcare industry and derives a substantial portion (i.e., more than 50%) of its revenue from products and services in healthcare. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and healthcare information and service providers. The fund may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies to invest in, Evergreen looks for strong management, growing product lines, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both Evergreen's estimate of their fundamental investment value and their relative attractiveness compared to their business competitors. Evergreen generally does not take portfolio turnover into account in making investment decisions. This means that the fund could have a high portfolio turnover (100% or more) in any fiscal year.

The fund may invest in securities of both domestic and foreign issuers. There is no limit to the amount the fund may invest in foreign securities.

The fund may invest in futures and options, which are forms of derivatives. Such practices are used to hedge the fund's portfolio to protect against market decline, to maintain the fund's exposure to its market, to manage cash or attempt to increase income. In addition, the fund may also engage in short sales of securities to hedge the fund's portfolio, to protect against market decline, to adjust a portfolio's duration, to maintain the fund's exposure to its market, to manage cash or to attempt to increase income.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

-    HEALTHCARE SECTOR

To the extent the fund invests a significant portion of its assets in one or more economic sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the sectors or industries than if the fund always maintained wide diversity among the sectors and industries in which it invests.

Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A healthcare company's valuation can often be based largely on the potential or actual performance of a limited number of products. A healthcare company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts
(ADRs),Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

     -    Tax considerations

-    OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation:

     - inaccurate market predictions which may result in losses instead of gains

     - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    SHORT SALES

A short sale is effected by selling a security that the fund does not own, or, if the fund does own such security, it is not to be delivered upon consummation of the sale. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    PORTFOLIO TURNOVER

The fund may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in healthcare companies, and can accept the potential for above average price fluctuations. The fund should not represent an investor's complete investment program or be used for short term trading purposes.

(GRAPH ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of market performance which is composed of 500 widely held common stocks that measures the general performance of the market The table shows average annual total returns for Class I of shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES

                                   (BAR CHART)

CLASS I SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                               SINCE
                                                                 ONE YEAR   INCEPTION(2)
                                                                 --------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
                                                                    ---          ---
S&P 500 Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class I shares commenced operations on November 8, 2004.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2006, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005, [restated to reflect current contractual advisory fees and expenses limits.]

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 1.47%, (excluding any distribution and service (12b-1) fees). TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.47%.

A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information - Minimum Account Balance" of this prospectus.

EXAMPLE:

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I           $        $          $        $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $100 million...............................   0.87%
Over $100 million up to $250 million.............   0.85%
Over $250 million................................   0.80%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable. Note: The advisory fees for this fund were recently reduced.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Evergreen Investment Management Company, LLC
   200 Berkeley Street
   Boston, Massachusetts 02116-5034

SUB-ADVISORY FEE:

First $100 million...............................   0.42%
Over $100 million up to $250 million.............   0.40%
Over $250 million................................   0.35%

PORTFOLIO MANAGERS:

Liu-Er Chen, CFA, Senior Portfolio Manager and Head of Emerging Markets, has 10 years of investment experience. Prior to joining Evergreen, he received an MD from Anhui Medical University in 1985 and worked for several years in the pharmaceutical industry. He is supported by a team of health care industry analysts and a quantitative analyst.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period              $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
                                                  ---
      Total Operations
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                    $
                                                  ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(m)  Not annualized for periods of less than one year.

(n)  The fund commenced operations on November 8, 2004.

TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Great Companies -- Technology(SM) is long-term growth of capital.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve this objective by investing in:

- common stocks of companies that offer technology or related products and services, which include, for example, companies that develop, produce, or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

Great Companies generally invests at least 80% of the fund's assets in such stocks.

The fund seeks to invest in stocks of large, established, companies that rely extensively on technology in their product development or operations, and have benefited from technological progress in their operating history, with a particular focus on companies in the communication sector and related fields. Stocks for this fund are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" candidate by the sub-adviser, the sub-adviser will initially determine if a company meets certain of the following criteria: be highly regarded by management experts; strong corporate governance; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the fund.

To determine which "great company" in which the fund should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure and changes when interest rates move or when forecasts of future cash flows are revised.

'Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-    TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technological issues. The entire value of the fund may decrease if the technology industry declines. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

-    HEALTHCARE SECTOR

To the extent the fund invests a significant portion of its assets in one or more economic sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the sectors or industries than if the fund always maintained wide diversity among the sectors and industries in which it invests.

Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A healthcare company's valuation can often be based largely on the potential or actual performance of a limited number of products. A healthcare company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

-    NON DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

""-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table.). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the NASDAQ 100 Index (NASDAQ 100 Index), a widely recognized unmanaged index of market performance which tracks the 100 largest stocks listed on the NASDAQ Stock Market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-year total return as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                                             SINCE
                                                                 ONE YEAR   FIVE YEARS   INCEPTION(2)
                                                                 --------   ----------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
                                                                                ---          ---
DJ Wilshire RES Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on July 14, 2000.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and held shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations. [

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.18%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.18%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million   0.78%
Over $500 million    0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

SUB-ADVISER:

   Great Companies, L.L.C.
   635 Court Street, Suite 100
   Clearwater, Florida 33756

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million ....................   0.35%
Over $250 million up to $500 million ..   0.30%
Over $500 million .....................   0.25%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and CIO of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of the fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an Accounting Manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

-    BOND FUNDS

TA IDEX PIMCO REAL RETURN TIPS

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX PIMCO Real Return Tips is to seek maximum real return consistent with preservation of real capital and prudent investment management.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub adviser, Pacific Investment Management Company LLC (PIMCO), seeks to achieve this objective by investing principally in Treasury Inflation Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS".

PIMCO invests, under normal circumstances, at least 80% of the fund's assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI U) as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of December 31, 2002 was 5.8 years. Additional inflation protected investments may include inflation indexed bonds issued by agencies of the U.S. Government, government sponsored enterprises, non U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage related securities, including stripped mortgage related securities; and other fixed-income securities, including corporate bonds and notes, asset backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 200 of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund will normally hedge at least 750 of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS DURATION?

Duration is a weighted measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments.

Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.

This fund is non-diversified.

WHAT IS A NON DIVERSIFIED FUND?

A "non diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and its agencies.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    INTEREST RATE RISK

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short term and long term interest rates do not necessarily move in the same amount or the same direction. Short term securities tend to react to changes in short term interest rates, and long term securities tend to react to changes in long term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.

Inflation protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    instability and small markets

     -    different market trading days

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

-    HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    TAX CONSEQUENCES

Adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section title "Shareholder Information Distribution and Taxes TA IDEX Real Return TIPS" in Shareholder Information.

-    CPI U MEASUREMENT RISK

The CPI U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI U will accurately measure the real rate of inflation in the prices of goods services.

-    CREDIT RISK

The fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

-    ISSUER RISK

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

-    LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

-    MORTGAGE RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(GRAPH ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Global Real U.S. TIPS Index (LBGR U.S, TIPS Index), a widely recognized unmanaged index of market performance which is comprised of U.S. Treasury Inflation Linked Index securities. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR (%)

[INSERT BAR CHART]

CLASS A SHARES   QUARTER ENDED   RETURN
--------------   -------------   ------
Best Quarter:                       %
Worst Quarter:                      %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05 (1)

                                                                                SINCE
                                                                 ONE YEAR   INCEPTION(2)
                                                                 --------   ------------
Return before taxes                                                  %            %
Return after taxes on distributions(3)                               %            %
Return after taxes on distributions and sale of fund shares(3)       %            %
                                                                  ---          ---
LBGR U.S. TIPS Index (reflects no deduction for fees,                %            %
   expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After tax returns are presented for only one class and returns for other classes will vary.

(2)  Class I commenced operations on November 8, 2004.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2005.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.30%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average Daily Net Assets

First $250 million                     0.70%
Over $250 million up to $750 million   0.65%
Over $750 million                      0.60%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ___% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Pacific Investment Management Co LLC
   840 Newport Center Drive
   Newport Beach, California 92550

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average daily net assets ...   0.25%

PORTFOLIO MANAGER:

JOHN B. BRYNJOLFSSON, Managing Director of PIMCO, leads the investment team that manages this fund. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed-income accounts for various institutional clients an funds since that time. Mr. Brynjolfsson received his M.B.A from the MIT Sloan School of Management.

PIMCO has provided investment advisory services since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period             $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
      Total Operations
                                                 ---
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                   $
                                                 ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(o)  Not annualized for periods of less than one year.

(p)  The fund commenced operations on November 8, 2004.

TA IDEX PIMCO TOTAL RETURN

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX PIMCO Total Return is to seek maximum total return consistent with preservation of capital and prudent investment management.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Pacific Investment Management Company LLC (PIMCO), seeks to achieve this objective by investing principally in:

-    FIXED-INCOME SECURITIES

PIMCO invests, under normal circumstances, at least 65% of the fund's assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this fund normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. For a discussion of fixed-income securities, please see the section entitled "Explanation of Strategies and Risks."

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the fund's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

'-   FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    HEDGING

The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

-    LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

-    HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers

Aggregate Bond Index (LBABI Index), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-By-Year Total Return as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                      SINCE
                                                       ONE YEAR   INCEPTION(2)
                                                       --------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund
   shares(3)
LBABI Index

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                  %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations. [

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.30%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.30%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                     0.70%
Over $250 million up to $750 million   0.65%
Over $750 million                      0.60%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ___% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Pacific Investment Management Co LLC
   840 Newport Center Drive
   Newport Beach, California 92550

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average daily net assets ...............................................   0.25%

PORTFOLIO MANAGERS:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

PASI HAMALAINEN is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed-Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has twelve years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

WILLIAM H. GROSS, CFA, Managing Director and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing principally in:

-    CONVERTIBLE SECURITIES

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

The fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principle value caused by changes in interest rates.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Index (MLAUSC Index), a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable Class A sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-Year Total Return as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

CLASS A SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(1)

                                                                              SINCE
                                                                 ONE YEAR   INCEPTION(2)
                                                                 --------   ------------
Return before taxes
Return after taxes on distributions(3)
Return after taxes on distributions and sale of fund shares(3)
                                                                   ---          ---
MLAUSC Index
   (reflects no deduction for fees, expenses, or taxes)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.

(2)  Class A commenced operations on March 1, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                          CLASS I SHARES
                                          --------------
Management fees                                 %
Distribution and service (12b-1) fees         N/A
Other expenses
                                              ---
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                              ---
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.35%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million   0.75%
Over $250 million    0.70%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average daily net assets, less 50% of any amount reimbursed
   pursuant to the fund's expense limitation.                  0.35%

PORTFOLIO MANAGER:

KIRK J. KIM (Lead Portfolio Manager) is Vice President and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor, he worked as a Securities analyst for The Franklin Templeton Group. He joined TIM's predecessor in 1997. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

TA IDEX TRANSAMERICA FLEXIBLE INCOME

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally in:

-    FIXED-INCOME DEBT SECURITIES AND CASH OR CASH EQUIVALENTS

The fund will generally invest at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. With respect to these investments:

1. At least 50% of the value of the fund's assets will be invested in (a) straight debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa*) or Standard & Poor's Corporation (AAA, AA, A or BBB*); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime 1 or Prime 2 by NCO/Moody's Commercial Paper Division, Moody's Investors Service, Inc., or A 1 or A 2 by Standard & Poor's Corporation; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

2. Up to 50% of the value of the fund's total assets may be invested in other straight debt securities which are not rated by Moody's or Standard & Poor's or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 200 of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 200 limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

SHORT TERM TRADING The fund will use short term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short term trading will be used by the fund primarily in two situations:

(a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

(b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short term trading techniques will be used principally in connection with higher quality, non convertible debt securities, which are often better suited for short term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short term trading.

The fund manager may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

'(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

-    ACTIVE TRADING

The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short term capital gains, both of which may negatively impact the fund's performance.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

-    PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high yield/high risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(GRAPH ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit index (LBGC), a widely recognized unmanaged index of market performance which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten year. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR (%)

[INSERT BAR CHART]

                  QUARTER ENDED   RETURN
                  -------------   ------
CLASS I SHARES:
Best Quarter:                        %
Worst Quarter:                       %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05 (1)

                                                                                SINCE
                                                                 ONE YEAR   INCEPTION(2)
                                                                 --------   ------------
Return before taxes                                                  %            %
Return after taxes on distributions(3)                               %            %
Return after taxes on distributions and sale of fund shares(3)       %            %
                                                                  ---          ---
LBGC (reflects no deduction for fees, expenses, or taxes)            %            %

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After tax returns are presented for only one class and returns for other classes will vary.

(2)  Class I commenced operations on November 8, 2004.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/05.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 1.50%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
I                $         $         $         $

(Question Mark Icon)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $100 million                      0.80%
Over $100 million up to $250 million   0.775%
Over $250 million                      0.675%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ___% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million ..............   0.30%
Over $250 million ...............   0.25%
less 50% of any amount reimbursed
   pursuant to the fund's expense
   limitation.

PORTFOLIO MANAGER:

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez is the Lead Manager of the TA IDEX Transamerica Flexible Income Fund. He also manages institutional accounts in the Fixed Income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez is a CFA Level III candidate.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager's, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period             $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
      Total Operations                           ---
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                   $
Total Return(a)                                  ===
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
Net Investment Income (Loss) to Average
   Net Assets(b)
Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(q)  Not annualized for periods of less than one year.

(r)  The fund commenced operations on November 8, 2004.

TA IDEX TRANSAMERICA HIGH-YIELD BOND

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica High-Yield Bond is to seek a high level of current income with commensurate risk by investing in high-yield debt securities.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub adviser, AEGON USA Investment Management, LLC (AUIM), seeks to achieve this objective by principally investing at least 80% of fund assets in a diversified portfolio of:

     -    High-yield/high risk bonds (commonly known as "junk bonds")

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. However, the fund will not invest more than 10% of its assets in securities within the CCC rated category or below (when a security is rated by several rating agencies, it will be considered "CCC" or below if half or more of these rating agencies so rate the security) or, if unrated, determined by AUIM to be of the comparable quality. If rated securities held by the fund are downgraded, AUIM will consider whether to continue to hold these securities.

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top down/bottom up" approach in managing the fund's assets. The "top down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed income bond prices which include: economic indicators; technical indicators that are specific to the high yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top down" and "bottom up" strategies. An industry may look attractive in one area, but not the other. They can then review the results of their analysis and decide whether or not to proceed with a transaction.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

WHAT IS "BOTTOM UP" ANALYSIS?

When a sub adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "TOP DOWN" APPROACH?

When using a "top down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

(WARNING SIGN ICON) PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(GRAPH ICON)

                                PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Cash Pay Index (Merrill Lynch), a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 OF EACH YEAR (%)

[INSERT BAR CHART]

CLASS I SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:                        %
Worst Quarter:                       %

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05 (1)

                                                            SINCE
                                             ONE YEAR   INCEPTION(2)
                                             --------   ------------
Return before taxes                              %            %
Return after taxes on distributions(3)           %            %
Return after taxes on distributions and
   sale of fund shares(3)                        %            %
                                              ---          ---
Merrill Lynch Index (reflects no deduction
   for fees, expenses, or taxes)                 %            %

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After tax returns are presented for only one class and returns for other classes will vary.

(2)  Class I commenced operations on November 8, 2004.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended 10/31/05.

(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Fund Advisors, Inc. (TFAI) through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses (excluding any distribution and service (12b-1) fee) exceed 1.24%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I           $        $         $          $

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Average Daily Net Assets
First $400 million                      0.59%
Over $400 million up to $750 million   0.575%
Over $750 million                       0.55%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ___% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   AEGON USA Investment Management, LLC
   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Up to $400 million .....................   0.28%
Over $400 million up to $750 million ...   0.25%
Over $750 million ......................   0.20%

PORTFOLIO MANAGERS:

DAVID R. HALFPAP, CFA, has served as manager of this fund since its inception. He has been employed by AUIM since 1975 and has been Senior Vice President since September 11, 1995.

BRADLEY J. BEMAN, CFA, became a co-manager of this fund in August 1998. He joined AUIM in 1988 after working in various capacities with AEGON USA, Inc. and Life Investors Insurance Company of America. Mr. Beman has been Senior Vice President of AUIM since March 1, 2002. Prior to that date, he was Vice President since October 1, 1997.

AUIM has provided investment advisory services to various clients since 1989.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period              $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
      Total Operations
                                                  ---
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                    $
                                                  ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(s)  Not annualized for periods of less than one year.

(t)  The fund commenced operations on November 8, 2004.

TA IDEX TRANSAMERICA SHORT-TERM BOND

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                   OBJECTIVE

The objective of TA IDEX Transamerica Short-Term Bond is to seek a high level of income consistent with minimal fluctuation in principal value and liquidity.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in a diversified portfolio as follows:

     - short-term and intermediate-term investment-grade corporate obligations

     - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

     -    mortgage-backed securities.

TIM may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids. Normally, the fund will invest at least 80% of its net assets in bonds.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(WARNING SIGN ICON)

                                PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal

-    MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. The fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

-    INTEREST RATES

The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

-    DEFAULT RISK

The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

-    FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

Investors who seek a low-cost, broadly-diversified, fixed-income investment to balance the risks of a portfolio containing stocks.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until November 8, 2004. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR ICON)

                               FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                 %
Distribution and service (12b-1) fees        N/A
Other expenses                                  %
                                             ---
TOTAL ANNUAL FUND OPERATING EXPENSES            %
EXPENSE REDUCTION(B)                            %
                                             ---
NET OPERATING EXPENSES                          %

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.85%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.85%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I           $        $         $          $

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                      0.65%
Over $250 million up to $500 million    0.60%
Over $500 million up to $1 billion     0.575%
In excess of $1 billion                 0.55%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ___% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

Up to $250 million .....................    0.25%
Over $250 million up to $500 million ...    0.20%
From $500 million up to $1 billion......   0.175%
Over $1 billion.........................    0.15%

PORTFOLIO MANAGERS:

HEIDI V. HU, CFA, is Senior Vice President and Head of Fixed Income Investments at TIM. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

PETER O. LOPEZ is Vice President and Director of Research, Fixed Income at TIM. He also manages institutional separate accounts in the fixed income discipline. Prior to joining TIM, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Fixed-Income Analyst for TIS from 1997 - 2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 10 years of experience in fixed income analysis and is a CFA Level III candidate.

TIM, through its affiliates, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period              $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
      Total Operations
                                                  ---
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                    $
                                                  ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(u)  Not annualized for periods of less than one year.

(v)  The fund commenced operations on November 8, 2004.

TA IDEX VAN KAMPEN EMERGING MARKETS DEBT

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Van Kampen Emerging Markets Debt is to seek high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this fund) under the name Van Kampen.

Van Kampen seeks to achieve the fund's objective by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, Van Kampen seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

The sub-adviser's global allocation team analyzes the global economic environment and its impact on emerging markets. The sub-adviser focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors, such as political risk, leadership, social stability and commitment to reform.

In selecting securities, the sub-adviser first examines yield curves with respect to a country and then considers instrument-specific criteria, including
(i) spread duration; (ii) real interest rates; and (iii) liquidity. The fund's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the fund from overvalued currencies or to take advantage of undervalued currencies. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. An issuer is located in an emerging market country if:

     - its principal securities trading market is in an emerging market country;

     - alone or on a consolidated basis, it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets; or

     - it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

THIS FUND IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests in a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a widely diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in one issuer.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-    FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors, risks include, without limitation:

     -    fluctuation in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rate rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

-    FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

     -    changes in currency values

     -    currency speculation

     -    currency trading costs

     -    different accounting and reporting practices

     -    less information available to the public

     -    less (or different) regulation of securities markets

     -    more complex business negotiations

     -    less liquidity

     -    more fluctuations in prices

     -    delays in settling foreign securities transactions

     -    higher costs for holding shares (custodial fees)

     -    higher transaction costs

     -    vulnerability to seizure and taxes

     -    political instability and small markets

     -    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    CURRENCY RISK

When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

-    DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

-    NON-DIVERSIFICATION RISK

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

This fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed-income securities in emerging markets.

(GRAPH ICON)

                                PAST PERFORMANCE

No performance is shown for the fund as it did not start operations until November 8, 2004. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There is no sales charge (load) or other transaction fees as Class I shares for this fund are for investment by strategic asset allocation funds only.

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                                %
Distribution and service (12b-1) fees       N/A
Other expenses                                 %
                                            ---
TOTAL ANNUAL FUND OPERATING EXPENSES           %
EXPENSE REDUCTION(B)                           %
                                            ---
NET OPERATING EXPENSES                         %

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations. [

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.15%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I           $        $         $          $

(QUESTION MARK ICON)

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc.
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million                     0.95%
Over $250 million up to $500 million   0.90%
In excess of $500 million              0.80%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISOR:

   Morgan Stanley Investment Management Inc.
   1221 Avenue of the Americas
   New York, New York 10020

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

First $250 million .......................   0.45%
From $250 million to $500 million ........   0.40%
Over $500 million.........................   0.35%

PORTFOLIO MANAGERS:

The fund is managed by the Van Kampen's Emerging Market Debt team. Current members of the team include ABIGAIL L. MCKENNA (Managing Director), ERIC J. BAURMEISTER (Executive Director), and FEDERICO KAUNE (Executive Director).

ABIGAIL L. MCKENNA, who is the Emerging Markets Debt team's lead portfolio manager, has worked for Van Kampen since 1996 and has been managing the fund since its inception in November 2004.

ERIC J. BAURMEISTER has worked for Van Kampen since 1997 and has been managing the fund since its inception in November 2004.

FEDERICO L. KAUNE has worked for Van Kampen since 2002 and has been managing the fund since its inception in November 2004.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's semi-annual report for the period ending April 30, 2006.

FINANCIAL HIGHLIGHTS:

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request.

FOR PERIOD ENDED:

                                             OCTOBER 31,
                                               2005(F)
                                             -----------
Net Asset Value, Beginning of Period             $
Investment Operations:
   Net Investment Income (Loss)
   Net Realized and Unrealized Gain (Loss)
                                                 ---
      Total Operations
Distributions:
   From Net Investment Income
   From Net Realized Gains
      Total Distributions
Net Asset Value, End of Period                   $
                                                 ===
Total Return(a)
Net Assets, End of Period (000's)
Ratio/Supplemental Data:
   Ratio of Expenses to Average Net
      Assets(b)
      Net(c)
      Total(d)
   Net Investment Income (Loss) to Average
      Net Assets(b)
   Portfolio Turnover Rate(e)

(a) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(b)  Annualized.

(c) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(d) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(w)  Not annualized for periods of less than one year.

(x)  The fund commenced operations on November 8, 2004.

-    MONEY MARKET FUND

TA IDEX TRANSAMERICA MONEY MARKET

SUMMARY OF RISKS AND RETURNS

(BULLSEYE ICON)

                                    OBJECTIVE

The objective of TA IDEX Transamerica Money Market is to seek maximum current income from money market securities with liquidity and preservation of principal.

(CHESSPIECE ICON)

                        PRINCIPAL STRATEGIES AND POLICIES

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:

     - short-term corporate obligations, including commercial paper, notes and bonds

     - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

     - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

     - repurchase agreements involving any of the securities mentioned above TIM also seeks to maintain a stable net asset value of $1.00 per share by:

TIM also seeks to maintain a stable net asset value of $1,00 per share by:

     -    investing in securities which present minimal credit risk; and

     - maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(WARNING SIGN ICON)

                                 PRINCIPAL RISKS

This fund is subject to the following principal investment risks:

-    INTEREST RATES

The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

-    DEFAULT RISK

The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

-    FOREIGN SECURITIES

To the extent the fund invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

-    MARKET RISK

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

An investment in the fund is not insured or guaranteed by the federal deposit insurance corporation or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

-    YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

""

-    DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericaidexfunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

-    INVESTOR PROFILE

Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

(GRAPH ICON)

                                PAST PERFORMANCE

The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). Performance information for Class I shares will be included after the share class has been in operation for one complete calendar year.

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's average annual total returns and its performance since inception. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES

                                   (BAR CHART)

                                 7 Day Yield(2)
                           (as of September 30, 2005)
                                 Class A = 2.91%

CLASS A SHARES:   QUARTER ENDED   RETURN
---------------   -------------   ------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05(3)

                                        SINCE
                      ONE YEAR        INCEPTION(3)
                      --------        ------------
Return before taxes

(1)  Call Customer Service (1-888-233-4339) for the current 7 day yield.

(2)  Actual returns may depend on the investor's individual tax situation.

(3)  Class A commenced operations on March 1, 2002.

(DOLLAR SIGN ICON)

                                FEES AND EXPENSES

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)

                                        CLASS I SHARES
                                        --------------
Management fees                              0.40%
Distribution and service (12b-1) fees         N/A
Other expenses
                                             ----
TOTAL ANNUAL FUND OPERATING EXPENSES
EXPENSE REDUCTION(B)
                                             ----
NET OPERATING EXPENSES

(a) Annual fund operating expenses are estimates based on the fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limitations. .

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses (excluding any distribution and service (12b-1) fee) exceed 0.48%. TFAI is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------   ------   -------   -------   --------
     I

(QUESTION MARK ICON)

                             ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Fund Advisors, Inc. (TFAI)
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

ADVISORY FEE:

TFAI receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

0.40%

For the fiscal year ended October 31, 2005, the fund paid an advisory fee of ____% of the fund's average daily net assets, after reimbursement and/or fee waivers, if applicable.

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

SUB-ADVISER:

   Transamerica Investment Management, LLC
   1150 South Olive Street, Suite 2700
   Los Angeles, California 90015

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI at the indicated annual rate (expressed as a specified percentage of the fund's average daily net assets):

0.15%

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the fund's advisory arrangements will be available in TA IDEX's annual report for the fiscal year ending October 31, 2006.

FINANCIAL HIGHLIGHTS:

Financial Highlights for this fund are not included in this prospectus because Class I shares commenced operations on November 15, 2005.

SECTION B -- SHAREHOLDER INFORMATION

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

TA IDEX's Board of Trustees is responsible for managing the business affairs of TA IDEX. The Board oversees the operation of TA IDEX by its officers. It also reviews the management of each fund's assets by TFAI and investment sub-advisers. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each fund's sub-adviser. The investment adviser also monitors the sub-adviser's buying and selling of portfolio securities and administration of the funds. For these services, TFAI is paid an investment advisory fee. This fee is calculated on the average daily net assets of each fund, and is paid at the rate previously shown in this prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (TIM) are affiliates of TFAI and TA IDEX.

TFAI and/or its affiliates may pay, out of its own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC- 23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)  materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

CLASS I SHARES

PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Funds in this prospectus are currently offered for investment only to the strategic asset allocation portfolios of TA IDEX asset allocation funds: TA IDEX Asset Allocation - Conservative Portfolio; TA IDEX Asset Allocation - Growth Portfolio; TA IDEX Asset Allocation - Moderate Growth Portfolio; TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX International Multi-Manager, and the strategic asset allocation portfolios of AEGON/ Transamerica Series Trust (ATST): ATST Asset Allocation - Conservative Portfolio; ATST Asset Allocation - Growth Portfolio; ATST Asset Allocation - Moderate Growth Portfolio and ATST Asset Allocation - Moderate Portfolio. Shares of the Funds may be made available to other investors in the future.

FEATURES AND POLICIES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the asset allocation funds mentioned above that invest in Class I shares of the funds and corresponding orders for the Class I shares of the funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which they reasonably determine to be in connection with market timing or excessive trading.

However, because the shares of the funds are sold only to certain asset allocation funds, the funds' policies and procedures to discourage market timing or excessive trading are enforced by the asset allocation funds rather than the funds. Additional information about such policies and procedures are available in the prospectus of the asset allocation funds. Furthermore, reallocations in the funds by an asset allocation fund in furtherance of a portfolio's investment objective are not considered to be market timing or excessive trading.


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ASSET ALLOCATION FUNDS

The TA IDEX and ATST asset allocation funds discussed above that invest in the TA IDEX funds may own a significant portion of the shares of a TA IDEX fund. Transactions by the asset allocation funds may be disruptive to an underlying TA IDEX fund.

INVESTMENT POLICY CHANGES

TA IDEX American Century Large Company Value, TA IDEX Transamerica Equity, TA IDEX Mercury Large Cap Value, TA IDEX UBS Large Cap Value, TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX T. Rowe Price Small Cap, TA IDEX Van Kampen Small Company Growth, TA IDEX Evergreen International Small Cap, TA IDEX International Bond, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Great Companies - Technology(SM), TA IDEX PIMCO Real Return TIPS, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica High Yield Bond, TA IDEX Transamerica Short-Term Bond, and TA IDEX Van Kampen Emerging Market Debt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain investments as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the funds may be changed at any time by TA IDEX's Board of Trustees without shareholder approval.

To the extent authorized by law, TA IDEX and the each of the funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

DISTRIBUTION OF SHARES

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation (AFSG), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears expenses of offering these shares to the public.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, TIM and AFSG), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the asset allocation funds that invest in the funds or render investor services to asset allocation fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the asset allocation funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, do not result in increased expenses, are not reflected in the fees and expenses section of this prospectus and are described in more detail in the prospectus of the asset allocation funds.

DISTRIBUTIONS AND TAXES

The funds intend to elect and qualify as a regulated investment company ("RIC") under the Internal Revenue Code. As a regulated investment company, a fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTIONS IN GENERAL

The funds will distribute all or substantially all of their net investment income and net capital gains to their shareholders each year. Although the funds will not have to pay income tax on amounts they distribute to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the funds declare a dividend in October, November, or December but pay it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the funds, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a fund are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The funds will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of the funds before they make a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

TAXES ON THE SALE OF SHARES

If shares of a fund are sold for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

If more than 50% of the value of the total assets of a fund consists of stock or securities of foreign corporations at the close of a taxable year, the fund may elect to treat certain foreign taxes paid by them as paid by their shareholders. If a fund makes this election, the amount of the foreign taxes paid by the fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and its shareholders will be entitled either (a) to credit their proportionate amounts of the foreign taxes paid by the fund against their federal income tax liabilities, or (b) to deduct their proportionate amounts from their federal taxable income under certain circumstances.


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

WITHHOLDING TAXES

As with all mutual funds, the funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, a valid W-8BEN form and documentary evidence is required if you are not a U.S. citizen or U.S. resident alien.


OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investment made in shares of the TA IDEX funds. More information is provided in the SAI of the funds. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the funds.

FINANCIAL HIGHLIGHTS:

FINANCIAL HIGHLIGHTS ARE INCLUDED IN THIS PROSPECTUS SOLELY FOR THOSE FUNDS THAT OFFERED CLASS I SHARES PRIOR TO OCTOBER 31, 2005.


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                                   APPENDIX A

                       EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION. The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. All the funds (except Clarion Global Real Estate Securities, TA IDEX Salomon All Cap, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), TA IDEX Evergreen Health Care, TA IDEX J. P. MorgaN International Bond, TA IDEX PIMCO Real Return Tips and TA IDEX Van Kampen Emerging Markets Debt) qualify as diversified funds under the 1940 Act.

INVESTING IN COMMON STOCKS. While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments in the fund will go up and down.

INVESTING IN PREFERRED STOCKS. Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in bonds," below.)

INVESTING IN CONVERTIBLES. Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

     - CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

     - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

     - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

     - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

     - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

     - - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES. Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

     - CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares
          (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

     - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

     - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

     - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public. - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

     - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

     - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

     - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

     - HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

     - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

     - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

     - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

     - HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

     - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES. Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and sway agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

     - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

     - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

     - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

     - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS. Some funds invest in "Fixed-Income Instruments," which as used in the relative fund's prospectus include, among others:

     - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

     - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

     -    mortgage-backed and other asset-backed securities;

     -    inflation-indexed bonds issued both by governments and corporations;

     - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

     -    delayed funding loans and revolving credit facilities;

     - bank certificates of deposit, fixed time deposits and bankers' acceptances;

     -    repurchase agreements and reverse repurchase agreements;

     - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

     - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

     -    fluctuations in market value

     - changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

     - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

     - issuers defaulting on their obligations to pay interest or return principal.

Some funds may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are securities that require the Issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN PRECIOUS METAL RELATED SECURITIES

Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A fund's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

     -    declining real estate value

     -    risks relating to general and local economic conditions

     -    over-building

     -    increased competition for assets in local and regional markets

     -    increases in property taxes

     -    increases in operating expenses or interest rates

     -    change in neighborhood value or the appeal of properties to tenants

     -    insufficient levels of occupancy

     -    inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that an underlying fund of an asset allocation fund invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading
market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain funds may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

INVESTING IN SPECIAL SITUATIONS. Certain funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

     -    a new product or process

     -    a management change

     -    a technological breakthrough

     -    an extraordinary corporate event

     - a temporary imbalance in the supply of, and demand for, the securities of an Issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

TAX EFFICIENT MANAGEMENT. Certain sub-advisers strive to manage certain of the fund in a tax efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, sub-advisers generally seek to follow the following strategies:

(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the manager looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee a fund's attempt to manage the portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER. A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

RESERVE INVESTMENT FUNDS. TA IDEX T. Rowe Price Small Cap, and TA IDEX T. Rowe Price Tax-Efficient Growth may invest in money market instruments directly or indirectly through investment in an internally managed money market fund, the T. Rowe Price Reserve Investment Funds, Inc. (Reserve Fund). The T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, each a series of the Reserve Fund, are advised by T. Rowe Price and charge no advisory fees to the investment manager, but other fees may be incurred which may result in a duplication of fees.

IPOS. IPOs are subject to specific risks which include:

     -    high volatility;

     -    no track record for consideration;

     -    securities may be illiquid;

     -    earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK. Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES. A fund may sell securities "short against the box." A short sale is the sale of a security that the fund does not own or, if a fund does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES. A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                                   APPENDIX B

                                  BOND RATINGS

BRIEF EXPLANATION OF RATING CATEGORIES

                                  BOND RATING   EXPLANATION
                                  -----------   -----------
Standard & Poor's Corporation     AAA           Highest rating; extremely strong capacity to pay
                                                principal and interest.

                                  AA            High quality; very strong capacity to pay principal and
                                                interest.

                                  A             Strong capacity to pay principal and interest; somewhat
                                                more susceptible to the adverse effects of changing
                                                circumstances and economic conditions.

                                  BBB           Adequate capacity to pay principal and interest; normally
                                                exhibit adequate protection parameters, but adverse
                                                economic conditions or changing circumstances more likely
                                                to lead to a weakened capacity to pay principal and
                                                interest than for higher rated bonds.

                                  BB, B, and    Predominantly speculative with respect to the issuer's
                                  CC, CC, C     capacity to meet required interest and principal
                                                payments. BB -- lowest degree of speculation; C -- the
                                                highest degree of speculation. Quality and protective
                                                characteristics outweighed by large uncertainties or
                                                major risk exposure to adverse conditions

                                  D             In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.   Aaa           Highest quality, smallest degree of investment risk.

                                  Aa            High quality; together with Aaa bonds, they compose the
                                                high-grade bond group.

                                  A             Upper-medium grade obligations; many favorable investment
                                                attributes.

                                  Baa           Medium-grade obligations; neither highly protected nor
                                                poorly secured. Interest and principal appear adequate
                                                for the present but certain protective elements may be
                                                lacking or may be unreliable over any great length of
                                                time.

                                  Ba            More uncertain, with speculative elements. Protection of
                                                interest and principal payments not well safeguarded
                                                during good and bad times.

                                  B             Lack characteristics of desirable investment; potentially
                                                low assurance of timely interest and principal payments
                                                or maintenance of other contract terms over time.

                                  Caa           Poor standing, may be in default; elements of danger with
                                                respect to principal or interest payments.

                                  Ca            Speculative in a high degree; could be in default or have
                                                other marked short-comings.

                                  C             Lowest-rated; extremely poor prospects of ever attaining
                                                investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

 Both the investment returns and principal value of mutual funds will fluctuate over time so that shares,
       when redeemed, may be worth more or less than their original cost.

                         Transamerica IDEX Mutual Funds
                            www.transamericaidex.com
                   P. O. Box 9012 -- Clearwater, FL 33758-9012
        Customer Service: 1-888-233-4339 -- Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD

       Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2006 which is incorporated by reference and is legally considered a part of this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about these funds, call or write to Transamerica IDEX Mutual Funds at the phone number or address above or visit the funds' website at the internet address above. In the October 31, 2006 Transamerica IDEX annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556

                         TRANSAMERICA IDEX MUTUAL FUNDS

                  TA IDEX ALLIANCEBERNSTEIN INTERNATIONAL VALUE

                     TA IDEX AMERICAN CENTURY INTERNATIONAL

                  TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

                TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

                   TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO

              TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

                  TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

                  TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES

                          TA IDEX EVERGREEN HEALTH CARE

                    TA IDEX EVERGREEN INTERNATIONAL SMALL CAP

                      TA IDEX FEDERATED MARKET OPPORTUNITY

                       TA IDEX GREAT COMPANIES - AMERICA(SM)

                     TA IDEX GREAT COMPANIES - TECHNOLOGY(SM)

                       TA IDEX INTERNATIONAL MULTI-MANAGER

                              TA IDEX JANUS GROWTH

                             TA IDEX JENNISON GROWTH

                     TA IDEX J.P. MORGAN INTERNATIONAL BOND

                        TA IDEX J.P. MORGAN MID CAP VALUE

                             TA IDEX MARSICO GROWTH

                      TA IDEX MARSICO INTERNATIONAL GROWTH

                        TA IDEX MERCURY GLOBAL ALLOCATION

                         TA IDEX MERCURY LARGE CAP VALUE

                     TA IDEX NEUBERGER BERMAN INTERNATIONAL

                     TA IDEX OPPENHEIMER DEVELOPING MARKETS

                         TA IDEX PIMCO REAL RETURN TIPS

                           TA IDEX PIMCO TOTAL RETURN

                        TA IDEX PROTECTED PRINCIPAL STOCK

                             TA IDEX SALOMON ALL CAP

                         TA IDEX SALOMON INVESTORS VALUE

                         TA IDEX T. ROWE PRICE SMALL CAP

                   TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

                    TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

                          TA IDEX TRANSAMERICA BALANCED

                      TA IDEX TRANSAMERICA HIGH-YIELD BOND

                   TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

                           TA IDEX TRANSAMERICA EQUITY

                      TA IDEX TRANSAMERICA FLEXIBLE INCOME

                    TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

                        TA IDEX TRANSAMERICA MONEY MARKET

                      TA IDEX TRANSAMERICA SHORT-TERM BOND

                    TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

                       TA IDEX TRANSAMERICA VALUE BALANCED

                           TA IDEX UBS LARGE CAP VALUE

                    TA IDEX VAN KAMPEN EMERGING MARKETS DEBT

                        TA IDEX VAN KAMPEN MID-CAP GROWTH

                     TA IDEX VAN KAMPEN SMALL COMPANY GROWTH

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2006

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

The funds listed above are series of Transamerica IDEX Mutual Funds ("Transamerica IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Great Companies -- America(SM), TA IDEX Great Companies -- Technology(SM), TA IDEX J.P. Morgan International Bond, TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap and TA IDEX Van Kampen Emerging Markets Debt are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated March 1, 2006, as it may further be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders including the financial statements therein, are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES....................................................      1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES..........................      1
OTHER POLICIES AND PRACTICES OF THE FUNDS ...............................      4
OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS .......................      4
FOREIGN INVESTMENTS .....................................................     10
OTHER INVESTMENT COMPANIES ..............................................     11
EXCHANGE-TRADED FUNDS ("ETF")............................................     12
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES .........     12
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES .....................     12
MORTGAGE-RELATED SECURITIES .............................................     13
INCOME PRODUCING SECURITIES .............................................     14
LENDING OF FUND SECURITIES ..............................................     15
JOINT TRADING ACCOUNTS ..................................................     15
ILLIQUID AND RESTRICTED/144A SECURITIES .................................     15
MUNICIPAL OBLIGATIONS ...................................................     16
LOANS ...................................................................     16
EQUITY EQUIVALENTS ......................................................     17
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS ............................     17
PASS-THROUGH SECURITIES .................................................     18
HIGH-YIELD/HIGH-RISK BONDS ..............................................     18
WARRANTS AND RIGHTS .....................................................     18
U.S. GOVERNMENT SECURITIES ..............................................     18
TEMPORARY DEFENSIVE POSITION ............................................     19
OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST ..........................     19
PORTFOLIO TURNOVER RATE .................................................     20
DISCLOSURE OF PORTFOLIO HOLDINGS ........................................     20
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     21
DISTRIBUTOR .............................................................     28
ADMINISTRATIVE SERVICES .................................................     29
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ..........................     30
FUND TRANSACTIONS AND BROKERAGE .........................................     31
TRUSTEES AND OFFICERS ...................................................     35
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES..............     41
DEALER REALLOWANCES .....................................................     42
DISTRIBUTION PLANS ......................................................     43
DISTRIBUTION FEES .......................................................     44
NET ASSET VALUE DETERMINATION ...........................................     49
DIVIDENDS AND OTHER DISTRIBUTIONS .......................................     52
SHAREHOLDER ACCOUNTS ....................................................     52
PURCHASE OF SHARES ......................................................     52
RETIREMENT PLANS ........................................................     53
REDEMPTION OF SHARES ....................................................     53
TAXES ...................................................................     54
PRINCIPAL SHAREHOLDERS ..................................................     57
MISCELLANEOUS ...........................................................     61
PERFORMANCE INFORMATION .................................................     62
FINANCIAL STATEMENTS ....................................................     64
Appendix A ..............................................................    A-1

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of Transamerica IDEX, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Each fund has adopted the following fundamental restrictions:

1. DIVERSIFICATION

Each fund shall be a "diversified company" as that term is defined in the 1940 Act (except TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Great Companies - Americasm, TA IDEX Great Companies - Technologysm, TA IDEX J.P. Morgan International Bond, TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap and TA IDEX Van Kampen Emerging Markets Debt) and as interpreted or modified by regulatory authority having jurisdiction, from time to time. TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Great Companies -- Americasm, TA IDEX Great Companies - Technologysm, TA IDEX J.P. Morgan International Bond, TA IDEX PIMCO Real Return TIPS, TA IDEX Salomon All Cap and TA IDEX Van Kampen Emerging Markets Debt shall each be a "non-diversified company" as that term is defined in the 1940 Act.

2. BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. SENIOR SECURITIES

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. UNDERWRITING SECURITIES

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. REAL ESTATE

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. MAKING LOANS

Each fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. CONCENTRATION OF INVESTMENTS

Each fund may not "concentrate" its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

The TA IDEX Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry. TA IDEX Evergreen Health Care may concentrate in the health sciences industry.

8. COMMODITIES

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL RESTRICTIONS

Furthermore, certain funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval.

(A) EXERCISING CONTROL OR MANAGEMENT

A fund may not invest in companies for the purposes of exercising control or management.

(B) PURCHASING SECURITIES ON MARGIN

TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Evergreen International Small Cap, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Marsico International Growth, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Protected Principal Stock, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Value Balanced, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

TA IDEX Mercury Large Cap Value may not purchase securities on margin, except
(i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

(C) ILLIQUID SECURITIES

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, except that TA IDEX Transamerica High-Yield and TA IDEX Transamerica Money Market may not invest in more than 10% of its net assets in illiquid securities.

(D)  SHORT SALES

TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Evergreen Health Care, TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Mercury Large Cap Value, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Protected Principal Stock, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Value Balanced, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth may not sell securities short, except short sales "against the box". A short sale against the box of a stock is where the seller actually owns the stock, but does not want to close out the position.

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced and TA IDEX Transamerica Flexible Income may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E) OIL, GAS OR MINERAL DEPOSITS

TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Short-Term Bond, TA IDEX Transamerica Value Balanced and TA IDEX Van Kampen Small Company Growth may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

TA IDEX Evergreen Health Care may not invest in interests in oil, gas or other mineral development or exploration programs, as a result thereof more than 5% of the value of the total assets of a fund would be invested in such programs.

(F) MORTGAGE OR PLEDGE SECURITIES

TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Marsico International Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Value Balanced may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

TA IDEX Evergreen Health Care, TA IDEX Protected Principal Stock, TA IDEX Transamerica High-Yield Bond, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX Transamerica Small/Mid Cap Value may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

TA IDEX Transamerica Convertible Securities and TA IDEX Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) INVESTMENT IN OTHER INVESTMENT COMPANIES

TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Growth Opportunities may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may purchase securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds. TA IDEX J.P. Morgan Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

TA IDEX AllianceBernstein International Value, TA IDEX Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX J.P. Morgan International Bond, TA IDEX Federated Market Opportunity, TA IDEX Mercury Global Allocation and TA IDEX Van Kampen Mid-Cap Growth may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(H) FUTURES CONTRACTS

TA IDEX Transamerica Short-Term Bond may enter into futures contracts and write and buy put and call options relating to futures contracts.

TA IDEX American Century International and TA IDEX Van Kampen Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The funds may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

TA IDEX Clarion Global Real Estate Securities, TA IDEX Janus Growth, TA IDEX Jennison Growth, TA IDEX Salomon Investors Value, TA IDEX Templeton Great Companies Global, TA IDEX Transamerica Balanced and TA IDEX Transamerica Flexible Income may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

TA IDEX Marsico International Growth May not enter into any futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

TA IDEX Evergreen Health Care, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

TA IDEX Transamerica High-Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

(I) "JOINT AND SEVERAL" BASIS

TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM) may not participate on a "joint" or "joint and several" basis in any trading accounts in securities.

(J) FOREIGN ISSUERS

TA IDEX Jennison Growth, TA IDEX Salomon Investors Value and TA IDEX Transamerica High-Yield Bond may not invest more than 25% of their net assets at the time of purchase in the securities of foreign issuers and obligors.

(K) WARRANTS

TA IDEX Evergreen Health Care may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

(L) PUT, CALL, STRADDLE OR SPREAD OPTIONS

TA IDEX Transamerica High-Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(M) REAL ESTATE LIMITED PARTNERSHIP

TA IDEX Transamerica High-Yield Bond may not invest in real estate limited partnerships.

(N) ADDITIONAL AND TEMPORARY BORROWINGS

TA IDEX American Century International and TA IDEX American Century Large Company Value may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

TA IDEX Evergreen Health Care, TA IDEX Marsico Growth, TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

(O) BANK TIME DEPOSITS

TA IDEX Transamerica High-Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days.

(P) OFFICERS OWNERSHIP

TA IDEX Transamerica High-Yield Bond may not purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than TA IDEX Transamerica High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. TA IDEX Transamerica High-Yield Bond, TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission Merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as a regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Associates on behalf of the funds and their, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund's obligations in a segregated account throughout the duration of the contract.

A fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

TOTAL RATE OF RETURN SWAPS. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES (TA IDEX PIMCO TOTAL RETURN AND TA IDEX PIMCO REAL RETURN TIPS). TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. Certain funds may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights in may have against the registrar or issuer of the securities in the event of loss of share registration. While the fund intends to invest directly in Russian companies that use an independent registrar, there can be assurance that such investments will not result in a loss to a fund.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

RISK FACTORS. Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal,

FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Certain funds may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMBS"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

Certain funds focus their investments in income-producing securities.

Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the funds must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

JOINT TRADING ACCOUNTS

TA IDEX Janus Growth and other clients of Janus Capital Management, LLC ("Janus") and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

Transamerica IDEX's Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

A fund may invest in certain commercial loans, generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS

Certain funds may invest a portion of their assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

Certain funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, are direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES (TA IDEX T. ROWE PRICE SMALL CAP AND TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While these funds do not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. Government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of "Loans" in this SAI.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. TA IDEX Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds' portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund's completed purchases and sales may only be made available after the public disclosure of a fund's portfolio holdings.

The funds (except the Asset Allocation funds) publish all portfolio holdings on a quarterly basis on their website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information generally remains online for 6 months or as otherwise consistent with applicable regulations. Additionally, the Asset Allocation funds post all portfolio holdings on their website within two weeks after the end of each month. The information will remain online for up to four months, consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into an Advisory Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Fund Advisors, Inc. ("TFAI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises each respective fund's investments and conducts its investment program. TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to the funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. Great Companies, L.L.C., AEGON USA Investment Management, LLC, and Transamerica Investment Management, LLC, are affiliates of TFAI and Transamerica IDEX.

INVESTMENT ADVISER COMPENSATION

TFAI receives compensation calculated daily and paid monthly from the funds at the indicated annual rates indicated below (expressed as a specified percentage of the fund's average daily net assets). The table below lists those percentages by fund.

FUND                                                PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                                --------------------------------------
TA IDEX AllianceBernstein International Value       0.88% of the first $200 million
                                                    0.81% over $200 million up to $500 million
                                                    0.77% in excess of $500 million

TA IDEX American Century International*             0.925% of the first $250 million
                                                    0.90% over $250 million up to $500 million
                                                    0.85% over $500 million up to $1 billion
                                                    0.80% in excess of $1 billion

TA IDEX American Century Large Company Value**      0.85% of the first $250 million
                                                    0.80% over $250 million up to $500 million
                                                    0.775% over $500 million up to $750 million
                                                    0.70% in excess of $750 million

TA IDEX Asset Allocation - Conservative Portfolio   0.10%
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth
   Portfolio
TA IDEX Asset Allocation - Moderate Portfolio

TA IDEX Clarion Global Real Estate Securities       0.80% of the first $250 million
                                                    0.775% over $250 million up to $500 million
                                                    0.70% over $500 million up to $1 billion
                                                    0.65% in excess of $1 billion

TA IDEX Evergreen Health Care                       0.87% of the first $100 million
                                                    0.85% over $100 million up to $250 million
                                                    0.80% of assets in excess of $250 million

TA IDEX Evergreen International Small Cap           1.07% of the first $250 million
                                                    1.00% in excess of $250 million

TA IDEX Federated Market Opportunity                0.85% of the first $30 million
                                                    0.80% over $30 million up to $50 million
                                                    0.70% in excess of $50 million

TA IDEX Great Companies-- America(SM)               0.75% of the first $500 million
                                                    0.70% over $500 million up to $1 billion

                                                    0.65% in excess of $1 billion

TA IDEX Great Companies -- Technology(SM)           0.78% of the first $500 million
                                                    0.70% in excess of $500 million

TA IDEX International Multi-Manager Fund            10%

TA IDEX Janus Growth                                0.80% of the first $250 million
                                                    0.77% over $250 million up to $750 million
                                                    0.75% over $750 million up to $1.5 billion
                                                    0.70% over $1.5 billion up to $3 billion
                                                    0.675% in excess of $3 billion

TA IDEX Jennison Growth                             0.80% of the first $250 million
                                                    0.775% over $250 million up to $500 million
                                                    0.70% over $500 million up to $1 billion
                                                    0.675% over $1 billion up to $1.5 billion
                                                    0.65% in excess of $1.5 billion

TA IDEX J.P. Morgan International Bond              0.55% of the first $100 million
                                                    0.52% over $100 million up to $250 million
                                                    0.51% over $250 million up to $500 million
                                                    0.50% over $500 million up to $1 billion
                                                    0.47% in excess of over $1 billion

TA IDEX J.P. Morgan Mid Cap Value                   0.85% of the first $100 million
                                                    0.80% in excess of $100 million

TA IDEX Marsico Growth                              0.80% of the first $500 million
                                                    0.70% in excess of $500 million

TA IDEX Marsico International Growth                1.06% of the first $300 million
                                                    1.01% from $300 million to $400 million
                                                    0.96% from $400 million to $1 billion
                                                    0.91% in excess of $1 billion

TA IDEX Mercury Global Allocation                   0.80% of the first $100 million
                                                    0.72% in excess of $100 million

TA IDEX Mercury Large Cap Value                     0.80% of the first $250 million
                                                    0.775% over $250 million up to $750 million
                                                    0.75% in excess of $750 million

TA IDEX Neuberger Berman International              1.00% of the first $100 million
                                                    0.95% in excess of $100 million

TA IDEX Oppenheimer Developing Markets              1.20% of the first $50 million
                                                    1.15% over $50 million up to $200 million
                                                    1.10% in excess of $200 million

TA IDEX PIMCO Real Return TIPS                      0.70% of the first $250 million

                                                    0.65% over $250 million up to $750 million
                                                    0.60% in excess of $750 million

TA IDEX PIMCO Total Return                          0.70% of the first $250 million
                                                    0.65% over $250 million up to $750 million
                                                    0.60% in excess of $750 million

TA IDEX Protected Principal Stock                   1.30% of the first $100
                                                    1.25% in excess of $100 million

TA IDEX Salomon All Cap                             0.80% of the first $500 million
                                                    0.70% in excess of $500 million

TA IDEX Salomon Investors Value                     0.80% of the first $500 million
                                                    0.70% in excess of $500 million

TA IDEX T. Rowe Price Small Cap                     0.75% of the first $500 million
                                                    0.70% in excess of $500 million

TA IDEX T. Rowe Price Tax-Efficient Growth          0.75% of the first $500 million
                                                    0.65% in excess of $500 million

TA IDEX Templeton Great Companies Global            0.80% of the first $500 million
                                                    0.70% in excess of $500 million

TA IDEX Transamerica Balanced                       0.80% of the first $250 million
                                                    0.75% over $250 million up to $500 million
                                                    0.70% over $500 million up to $1.5 billion
                                                    0.625% in excess of $1.5 billion

TA IDEX Transamerica High-Yield Bond                0.59% of the first $400 million
                                                    0.575% over $400 million up to $750 million
                                                    0.55% in excess of $750 million

TA IDEX Transamerica Convertible Securities         0.75% of the first $250 million
                                                    0.70% in excess of $250 million

TA IDEX Transamerica Equity                         0.75% of the first $500 million
                                                    0.70% in excess of $500 million

TA IDEX Transamerica Flexible Income                0.80% of the first $100 million
                                                    0.775% over $100 million up to $250 million
                                                    0.675% in excess of $250 million

TA IDEX Transamerica Growth Opportunities           0.80% of the first $250 million
                                                    0.75% over $250 million up to $500 million
                                                    0.70% in excess of $500 million

TA IDEX Transamerica Money Market                   0.40%

TA IDEX Transamerica Short-Term Bond                0.65% of the first $250 million
                                                    0.60% from $250 million to $500 million
                                                    0.575% from $500 million to $1 billion
                                                    0.55% in excess of $1 billion

TA IDEX Transamerica Small/Mid Cap Value            0.80% of the first $500 million
                                                    0.75% in excess of $500 million

TA IDEX Transamerica Value Balanced                 0.75% of the first $500 million
                                                    0.65% over $500 million up to $1 billion
                                                    0.60% in excess of $1 billion

TA IDEX UBS Large Cap Value                         0.82% of the first $200 million
                                                    0.76% over $200 million up to $400 million
                                                    0.74% over $400 million up to $750 million
                                                    0.71% over $750 million up to $1 billion
                                                    0.67% over $1 billion up to $1.5 billion
                                                    0.62% in excess of $1.5 billion

TA IDEX Van Kampen Emerging Markets Debt            0.95% of the first $250 million
                                                    0.90% from $250 million to $500 million
                                                    0.80% in excess of $500 million

TA IDEX Van Kampen Mid-Cap Growth                   0.80%

TA IDEX Van Kampen Small Company Growth             0.95% of the first $500 million
                                                    0.85% in excess of $500 million

* USE COMBINED AVERAGE DAILY NET ASSETS FOR TA IDEX AMERICAN CENTURY INTERNATIONAL AND ATST AMERICAN CENTURY INTERNATIONAL.

** USE COMBINED AVERAGE DAILY NET ASSETS FOR TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE AND ATST AMERICAN CENTURY LARGE COMPANY VALUE.

ADVISORY AGREEMENT

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers; and (iii) be responsible for the administration of each fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TFAI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TFAI in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TFAI), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE LIMITATION

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). For certain funds, Transamerica IDEX, on behalf of such funds, may at a later date reimburse TFAI for operating expenses previously paid on behalf of such funds during the previous 36 months, but only if, after such reimbursement, the funds' expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement. The funds currently included in the agreement are listed as follows:

TA IDEX AllianceBernstein International Value
TA IDEX American Century International
TA IDEX American Century Large Company Value
TA IDEX Asset Allocation - Conservative Portfolio
TA IDEX Asset Allocation - Growth Portfolio
TA IDEX Asset Allocation - Moderate Growth Portfolio
TA IDEX Asset Allocation - Moderate Portfolio
TA IDEX Clarion Global Real Estate Securities
TA IDEX Evergreen Health Care
TA IDEX Evergreen International Small Cap
TA IDEX Federated Market Opportunity
TA IDEX Great Companies - America(SM)
TA IDEX Great Companies - Technology(SM)
TA IDEX International Multi-Manager Fund
TA IDEX Janus Growth
TA IDEX Jennison Growth
TA IDEX J.P. Morgan International Bond
TA IDEX J.P. Morgan Mid Cap Value
TA IDEX Marsico Growth
TA IDEX Marsico International Growth
TA IDEX Mercury Global Allocation
TA IDEX Mercury Large Cap Value
TA IDEX Neuberger Berman International
TA IDEX Oppenheimer Developing Markets
TA IDEX PIMCO Real Return TIPS
TA IDEX PIMCO Total Return
TA IDEX Protected Principal Stock
TA IDEX Salomon All Cap
TA IDEX Salomon Investors Value
TA IDEX T. Rowe Price Small Cap
TA IDEX T. Rowe Price Tax-Efficient Growth
TA IDEX Templeton Great Companies Global
TA IDEX Transamerica Balanced
TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Equity
TA IDEX Transamerica Flexible Income
TA IDEX Transamerica Growth Opportunities
TA IDEX Transamerica High Yield Bond
TA IDEX Transamerica Money Market
TA IDEX Transamerica Short-Term Bond
TA IDEX Transamerica Small/Mid Cap Value
TA IDEX Transamerica Value Balanced
TA IDEX UBS Large Cap Value
TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Mid-Cap Growth
TA IDEX Van Kampen Small Company Growth

The applicable expense caps for each of the funds are listed in the following table.

                                                       EXPENSE
FUND                                                     CAP
----                                                   -------
TA IDEX AllianceBernstein International Value           1.13%
TA IDEX American Century International                  1.32%
TA IDEX American Century Large Company Value            1.45%
TA IDEX Asset Allocation - Conservative Portfolio       0.45%
TA IDEX Asset Allocation - Growth Portfolio             0.45%
TA IDEX Asset Allocation - Moderate Growth Portfolio    0.45%
TA IDEX Asset Allocation - Moderate Portfolio           0.45%
TA IDEX Clarion Global Real Estate Securities           1.40%
TA IDEX Evergreen Health Care                           1.47%
TA IDEX Evergreen International Small Cap               1.32%
TA IDEX Federated Market Opportunity                    1.05%
TA IDEX Great Companies -- America(SM)                  1.15%
TA IDEX Great Companies -- Technology(SM)               1.18%
TA IDEX International Multi-Manager Fund
TA IDEX Janus Growth                                    1.30%
TA IDEX Jennison Growth                                 1.40%
TA IDEX J.P. Morgan International Bond                  0.75%
TA IDEX J.P. Morgan Mid Cap Value                       1.05%
TA IDEX Marsico Growth                                  1.40%
TA IDEX Marsico International Growth                    1.31%
TA IDEX Mercury Global Allocation                       1.00%
TA IDEX Mercury Large Cap Value                         1.00%
TA IDEX Neuberger Berman International                  1.25%
TA IDEX Oppenheimer Developing Markets                  1.45%
TA IDEX PIMCO Real Return TIPS                          1.30%
TA IDEX PIMCO Total Return                              1.30%
TA IDEX Protected Principal Stock                       1.90%
TA IDEX Salomon All Cap                                 1.20%

                                                       EXPENSE
FUND                                                     CAP
----                                                   -------
TA IDEX Salomon Investors Value                         1.20%
TA IDEX T. Rowe Price Small Cap                         1.35%
TA IDEX T. Rowe Price Tax-Efficient Growth              1.35%
TA IDEX Templeton Great Companies Global                1.20%
TA IDEX Transamerica Balanced                           1.45%
TA IDEX Transamerica Convertible Securities             1.35%
TA IDEX Transamerica Equity                             1.17%
TA IDEX Transamerica Flexible Income                    1.50%
TA IDEX Transamerica Growth Opportunities               1.40%
TA IDEX Transamerica High-Yield Bond                    1.24%
TA IDEX Transamerica Money Market                       0.48%
TA IDEX Transamerica Short-Term Bond                    0.85%
TA IDEX Transamerica Small/Mid Cap Value                1.40%
TA IDEX UBS Large Cap Value                             1.02%
TA IDEX Transamerica Value Balanced                     1.20%
TA IDEX Van Kampen Emerging Markets Debt                1.15%
TA IDEX Van Kampen Mid-Cap Growth                       1.00%
TA IDEX Van Kampen Small Company Growth                 1.15%

                                                       ADVISORY FEE AFTER REIMBURSEMENT   ADVISORY FEE REIMBURSEMENTS
                                                                  OCTOBER 31,                     OCTOBER 31,
                                                       --------------------------------   ---------------------------
                        FUND                           2005       2004          2003       2005     2004       2003
                        ----                           ----   -----------   -----------    ----   --------   --------
TA IDEX AllianceBernstein International Value(1)       $N/A   $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX American Century International                 $      $ 2,036,093   $   310,246    $      $  3,005   $472,761
TA IDEX American Century Large Company Value           $      $   682,635   $    57,108    $      $     --   $206,578
TA IDEX Asset Allocation - Conservative Portfolio      $      $   327,487   $   136,484    $      $          $     --
TA IDEX Asset Allocation - Growth Portfolio            $      $   522,110   $  (55,645)    $      $     --   $160,784
TA IDEX Asset Allocation - Moderate Growth Portfolio   $      $ 1,053,807   $   265,108    $      $     --   $     --
TA IDEX Asset Allocation - Moderate Portfolio          $      $   835,347   $   280,316    $      $     --   $     --
TA IDEX Clarion Global Real Estate Securities          $      $   832,476   $   216,103    $      $     --   $  2,602
TA IDEX Evergreen Health Care(2)                       $      $             $              $      $          $
TA IDEX Evergreen International Small Cap(3)           $      $       N/A   $       N/A    $      $    N/A   $    N/A
TA IDEX Federated Market Opportunity(1)                $N/A   $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX Great Companies -- America(SM)                 $      $ 1,107,766   $   959,239    $      $  9,000   $147,541
TA IDEX Great Companies -- Technology(SM)              $      $   943,831   $   179,708    $      $  6,423   $138,268
TA IDEX International Multi-Manager Fund(4)            $N/A   $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX Janus Growth                                   $      $10,965,287   $10,670,954    $      $    389   $     --
TA IDEX Jennison Growth                                $      $   657,176   $   455,854    $      $     --   $103,823
TA IDEX J.P. Morgan International Bond(1)              $N/A   $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX J.P. Morgan Mid Cap Value(5)                   $      $       N/A   $       N/A    $      $    N/A   $    N/A
TA IDEX Marsico Growth                                 $      $   524,068   $   361,461    $      $     --   $ 26,748
TA IDEX Marsico International Growth(3)                $      $       N/A   $       N/A    $      $    N/A   $    N/A
TA IDEX Mercury Global Allocation(1)                   $N/A   $       N/A   $       N/A    $      $    N/A   $    N/A

TA IDEX Mercury Large Cap Value(5)                     $      $       N/A   $       N/A    $      $    N/A   $    N/A
TA IDEX Neuberger Berman International(1)              $N/A   $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX Oppenheimer Developing Markets(1)              $N/A   $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX PIMCO Real Return TIPS                         $      $ 1,698,724   $    54,432    $      $     --   $ 63,384
TA IDEX PIMCO Total Return                             $      $   790,940   $   742,841    $      $     --   $     --
TA IDEX Protected Principal Stock                      $      $   809,258   $   868,445    $      $  8,511   $  8,511
TA IDEX Salomon All Cap                                $      $ 5,002,344   $ 2,258,747    $      $     --   $295,977
TA IDEX Salomon Investors Value                        $      $ 3,077,532   $ 1,121,694    $      $  3,284   $     --
TA IDEX T. Rowe Price Small Cap                        $      $ 1,129,757   $   282,683    $      $     --   $ 85,347
TA IDEX T. Rowe Price Tax-Efficient Growth             $      $   214,235   $   238,582    $      $ 21,000   $ 59,810
TA IDEX Templeton Great Companies Global               $      $ 3,609,000   $    76,225    $      $     --   $126,966
TA IDEX Transamerica Balanced                          $      $ 2,988,883   $ 3,688,769    $      $     --   $     --
TA IDEX Transamerica High-Yield Bond                   $      $ 2,144,295   $ 1,081,893    $      $     --   $     --
TA IDEX Transamerica Convertible Securities            $      $ 1,475,024   $   607,328    $      $     --   $     --
TA IDEX Transamerica Equity                            $      $   917,983   $   424,229    $      $149,198   $     --
TA IDEX Transamerica Flexible Income                   $      $ 1,325,355   $ 1,641,352    $      $     --   $     --
TA IDEX Transamerica Growth Opportunities              $      $ 2,106,084   $   405,924    $      $173,444   $550,288
TA IDEX Transamerica Money Market                      $      $    64,000   $    18,815    $      $693,000   $869,435
TA IDEX Transamerica Short-Term Bond(3)                $      $       N/A   $       N/A    $      $    N/A   $    N/A
TA IDEX Transamerica Small/Mid Cap Value               $      $ 2,688,009   $ 1,000,665    $      $     --   $     --
TA IDEX Transamerica Value Balanced                    $      $   369,000   $    28,006    $      $ 49,000   $195,436
TA IDEX UBS Large Cap Value(3)                         $      $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX Van Kampen Emerging Markets Debt(3)            $      $       N/A   $       N/A    $      $    N/A   $    N/A
TA IDEX Van Kampen Mid-Cap Growth(4)                   $N/A   $       N/A   $       N/A    $N/A   $    N/A   $    N/A
TA IDEX Van Kampen Small Company Growth(3)             $      $       N/A   $       N/A    $      $    N/A   $    N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on [INSERT DATE HERE] and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Health Sciences. The fund changed its name on [INSERT DATE HERE].

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on [INSERT DATE HERE] and as such there is no historical information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

----------
THE INVESTMENT ADVISER'S GUARANTEE (FOR TA IDEX PROTECTED PRINCIPAL STOCK ONLY.)

As part of TFAI's guaranteed investment strategy, TFAI will provide a guarantee to shareholders of TA IDEX Protected Principal Stock as described in that fund's prospectus. The Guarantee to a shareholder who invests in TA IDEX Protected Principal Stock is that the shareholder will be entitled to receive a Guaranteed Amount five years after the Investment Date, which amount will be no less than the value of that shareholder's account on said Investment Date, less extraordinary charges (such as litigation expenses and other expenses not incurred in the ordinary course of the fund's business), provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares.

As a swap of the guarantee risk, TFAI may enter into agreements with affiliated and unaffiliated counterparties, subject to approval by the Board of Trustees. Such agreements will obligate the counterparties to make payments to TFAI of any amounts that TFAI is obligated to pay to shareholders, pursuant to the Guarantee. TFAI has undertaken not to terminate the Investment Advisory Agreement with the fund so long as there are shareholders with amounts subject to the Guarantee remaining in the fund.

In the unlikely event that TA IDEX Protected Principal Stock, its Board of Trustees, or its shareholders were to terminate TFAI's Investment Advisory Agreement with the fund, TFAI will remain obligated to make payments under the Guarantee to any fund shareholder with amounts subject to the Guarantee until the fund liquidates or retains a new investment adviser that agrees to assume responsibility for the Guarantee. If the new investment adviser not only agrees to assume responsibility for the Guarantee but also agrees to compensate Peoples Benefit Life Insurance Company ("PBL") accordingly, PBL has agreed that TFAI is permitted to assign that swap agreement to the new adviser. In that event, PBL would then make payments to the new adviser in the same manner that PBL is obligated to make payments to TFAI. It is not expected that a change to a new investment adviser would result in any increase in investment advisory fees. If, however, an increase were to be proposed, that fee increase would, of course, be submitted to fund shareholders for prior approval.

SUB-ADVISERS

AEGON USA Investment Management, LLC ("AUIM"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to TA IDEX Transamerica High-Yield Bond pursuant to a sub-advisory agreement with TFAI.

Alliance Capital Management, L.P. ("Alliance"), located at 1345 Avenue of the Americas, New York, NY 10105, serves as sub-adviser to TA IDEX AllianceBernstein International Value pursuant to a sub-advisory agreement with TFAI.

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to TA IDEX American Century Large Company Value pursuant to a sub-advisory agreement with TFAI.

American Century Global Investment Management, Inc. ("ACGIM"), The Chrysler Center, 666 3rd Avenue, 23rd Floor, New York, NY 10017, serves as sub-adviser to TA IDEX American Century International pursuant to a sub-advisory agreement with TFAI.

Columbia Management Advisors, LLC (formerly, Banc of America Capital Management,
LLC), 101 S. Tryon Street, Charlotte, NC 28255, serves as sub-adviser to TA IDEX Marsico Growth and TA IDEX Marsico International Growth pursuant to a sub-advisory agreement with TFAI. BACAP has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, CO 80202, wherein Marsico will provide portfolio management.

Evergreen Investment Management Company, LLC ("Evergreen"), 200 Berkeley Street, Boston, MA 02116, serves as sub-adviser to TA IDEX Evergreen Health Care and TA IDEX Evergreen International Small Cap pursuant to a sub-advisory agreement with ATFA.

Federated Equity Management Company of Pennsylvania ("Federated"), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, serves as sub-adviser to TA IDEX Federated Market Opportunity pursuant to a sub-advisory agreement with TFAI.

Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to TA IDEX Mercury Global Allocation and TA IDEX Mercury Large Cap Value pursuant to a sub-advisory agreement with TFAI

Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, OH 45209, serves as sub-adviser to TA IDEX Protected Principal Stock pursuant to a sub-advisory agreement with TFAI. The sub-adviser may also serve as a sub-adviser to certain portfolios of AEGON/Transamerica Series Trust, a registered investment company.

Great Companies, LLC ("Great Companies"), 635 Court Street, Suite 100, Clearwater, FL 33756, serves as sub-adviser to TA IDEX Great Companies -- America(SM) and TA IDEX Great Companies -- Technology(SM), and co-sub-adviser to TA IDEX Templeton Great Companies Global, pursuant to a sub-advisory agreement with TFAI.

ING Clarion Real Estate Securities LP ("Clarion"), 259 N. Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser to TA IDEX Clarion Global Real Estate Securities pursuant to a sub-advisory agreement with TFAI.

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, CO 80206-4805, serves as sub-adviser to TA IDEX Janus Growth pursuant to a sub-advisory agreement with TFAI. Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to TA IDEX Jennison Growth pursuant to a sub-advisory agreement with TFAI.

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to TA IDEX J.P. Morgan International Bond and TA IDEX J.P. Morgan Mid Cap Value pursuant to a sub-advisory agreement with TFAI.

Morgan Stanley Investment Management Inc., doing business as Van Kampen ("Van Kampen"), 1221 Avenue of the Americas, New York, NY 10020, serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Mid-Cap Growth and TA IDEX Van Kampen Small Company Growth pursuant to a sub-advisory agreement with ATFA.

Neuberger Berman Management, Inc. ("Neuberger Berman"), located at 605 Third Avenue, 2nd floor, New York, NY 10158-0180, serves as sub-adviser to TA IDEX Neuberger Berman International pursuant to a sub-advisory agreement with TFAI.

OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th floor, New York, NY 10281-1008, serves as sub-adviser to TA IDEX Oppenheimer Developing Markets pursuant to a subadvisory agreement with TFAI.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS pursuant to sub-advisory agreements with TFAI.

Salomon Brothers Asset Management Inc. ("SaBAM"), 399 Park Avenue, New York, NY 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value pursuant to a sub-advisory agreement with TFAI.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth pursuant to a sub-advisory agreement with TFAI.

Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global pursuant to a sub-advisory agreement with TFAI.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Balanced, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Equity, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica Money Market, TA IDEX Transamerica Short-Term Bond and TA IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with TFAI.

UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to TA IDEX UBS Large Cap Value pursuant to a sub-advisory agreement with ATFA.

The sub-advisers also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

               Fund                    Sub-Adviser                             Sub-Advisory Fee
               ----                    -----------                             ----------------
TA IDEX AllianceBernstein               Alliance        0.45% of assets up to $200 million of average daily net
International Value                                     assets; 0.36% of next $300 million of average daily net
                                                        assets; 0.32% of average daily net assets in excess of $500 million.

TA IDEX American Century                  ACGIM         0.50% of assets up to $250 million of average daily net
International*                                          assets; 0.475% of next $250 million of average daily net
                                                        assets; 0.45% of next $500 million of average daily net
                                                        assets; and 0.40% of average daily net assets in excess of $1 billion.

               Fund                    Sub-Adviser                             Sub-Advisory Fee
               ----                    -----------                             ----------------
TA IDEX American Century Large      American Century    0.45% of assets up to $250 million of average daily net
Company Value**                                         assets; 0.40% of next $250 million of average daily net
                                                        assets; 0.35% of next $250 million of average daily net
                                                        assets; and 0.30% of average daily net assets in excess of
                                                        $750 million.

TA IDEX Asset Allocation -             Morningstar      0.10% of the fund's average daily net assets.
Conservative Portfolio

TA IDEX Asset Allocation -             Morningstar      0.10% of the fund's average daily net assets.
Growth Portfolio

TA IDEX Asset Allocation -             Morningstar      0.10% of the fund's average daily net assets.
Moderate Growth Portfolio

TA IDEX Asset Allocation -             Morningstar      0.10% of the fund's average daily net assets.
Moderate Portfolio

TA IDEX Clarion Global Real               Clarion       0.40% of the first $250 million of average daily net assets;
Estate Securities                                       0.375% of average daily net assets up to $500 million; 0.35%
                                                        of average daily net assets up to $1 billion; and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense
                                                        limitation.

TA IDEX Evergreen Health Care            Evergreen      0.42% of the first $100 million of average daily net assets;
                                                        0.40% of average daily net assets over $100 million up to
                                                        $250 million; and 0.35% of average daily net assets in excess of $250 million

TA IDEX Evergreen International          Evergreen      0.52% of the first $250 million of average daily net assets;
Small Cap                                               0.50% of average daily net assets in excess of $250 million.

TA IDEX Federated Market                 Federated      0.50% of assets up to $30 million of average daily net assets;
Opportunity                                             0.35% of next $20 million of average daily net assets; 0.25%
                                                        of average daily net assets in excess of $50 million.

TA IDEX Great Companies --            Great Companies   0.30% of the first $500 million of average daily net assets;
America(SM)                                             0.25% of average daily net assets in excess of $500 million.

TA IDEX Great Companies --            Great Companies   0.35% of the first $250 million of average daily net assets;
Technology(SM)                                          0.30% of next $250 million of average daily net assets;

               Fund                    Sub-Adviser                             Sub-Advisory Fee
               ----                    -----------                             ----------------
                                                        and 0.25% of average daily net assets in excess of $500 million.

TA IDEX International                                   0.10%
Multi-Manager Fund

TA IDEX Janus Growth***                   Janus         0.40% of the first $250 million of average daily net assets;
                                                        0.35% of next $500 million of average daily net assets; 0.30%
                                                        of next $750 million of average daily net assets; 0.25% of next $1.5 billion of average daily net assets; and 0.225% of average daily net assets in excess of $3 billion, less 50% of any amount reimbursed pursuant to the fund's expense
                                                        limitation agreement.

TA IDEX Jennison Growth                  Jennison       0.40% of the first $250 million of average daily net assets; 0.35%
                                                        over $250 million up to $500 million of average daily net assets; 0.30%
                                                        of average daily net assets over $500 million up to $1
                                                        billion; 0.25% of average daily net assets over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

TA IDEX J.P. Morgan                    J.P. Morgan      0.20% of assets up to $100 million of average daily net
International Bond                                      assets; 0.17% of next $150 million of average daily net
                                                        assets; 0.16% of next $250 million of average daily net
                                                        assets; 0.15% of next $500 million of average daily net
                                                        assets; 0.12% of average daily net assets in excess of $1
                                                        billion.

TA IDEX J.P. Morgan Mid Cap Value      J.P. Morgan      0.40% of the average daily net assets.

TA IDEX Marsico Growth                    BACAP         0.40% of the first $250 million of average daily net assets;
                                                        0.375% of the next $250 million of average daily net assets;
                                                        0.35% of the next $500 million of average daily net assets;
                                                        and 0.30% of average daily net assets in excess of $1 billion.

TA IDEX Marsico International             BACAP         0.50% of the first $300 million of average daily net assets;
Growth                                                  0.45% of the next $100 million of average daily net assets;
                                                        0.40% of the next $600 million of average daily net assets;
                                                        and 0.35% of average daily net assets in excess of $1 billion.

TA IDEX Mercury Global Allocation     Merrill Lynch     0.44% of assets up to $100 million of average daily net
                                                        assets; 0.32% of average daily net assets in excess of $100 million.

TA IDEX Mercury Large Cap Value       Merrill Lynch     0.35% of the first $250 million of average daily net
                                                        assets; 0.325% of the next $500 million of average daily net assets; and 0.30% of average daily net assets in excess of
                                                        $750 million

TA IDEX Neuberger Berman             Neuberger Berman   0.50% of assets up to $100 million of average daily net
International                                           assets; 0.45% of average daily net assets in excess of $100 million.

TA IDEX Oppenheimer Developing         Oppenheimer      0.70% of assets up to $50 million of average daily net assets;
Markets                                                 0.65% of next $150 million of average daily net assets; 0.60%
                                                        of average daily net assets in excess of $200 million.

               Fund                    Sub-Adviser                             Sub-Advisory Fee
               ----                    -----------                             ----------------
TA IDEX PIMCO Real Return TIPS            PIMCO         0.25% of average daily net assets.

TA IDEX PIMCO Total Return                PIMCO         0.25% of average daily net assets.

TA IDEX Protected Principal Stock        Gateway        0.40% of the first $100 million of average daily net assets;
                                                        0.375% of average daily net assets in excess of $100 million, less 50% of excess expenses

TA IDEX Salomon All Cap****               SaBAM         0.30% of the first $20 million of average daily net assets;
                                                        0.50% of the next $80 million of average daily net assets; and
                                                        0.40% of average daily net assets over $100 million.

                Fund                     Sub-Adviser                                  Sub-Advisory Fee
                ----                     -----------                                  ----------------
TA IDEX Salomon Investors Value            SaBAM         0.35% of average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX T. Rowe Price Small Cap         T. Rowe Price    0.35% of average daily net assets (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA IDEX T.
                                                         Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth, ATST T.
                                                         Rowe Price Equity Income, ATST T. Rowe Price Growth Stock and ATST T. Rowe
                                                         Price Small Cap as follows: assets between $750 million and $1.5 billion:
                                                         5% fee reduction; assets between $1.5 billion and $3 billion: 7.5% fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)

TA IDEX T. Rowe Price Tax-Efficient     T. Rowe Price    0.45% of the first $100 million of the fund's average daily net assets;
Growth                                                   0.40% of the next $100 million up to $250 million; and 0.35% of average daily net assets in excess of $250 million (T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of TA
                                                         IDEX T. Rowe Price Small Cap, TA IDEX T. Rowe Price Tax-Efficient Growth,
                                                         ATST T. Rowe Price Equity Income, ATST T. Rowe Price Growth Stock and ATST
                                                         T. Rowe Price Small Cap as follows: assets between $750 million and $1.5 billion: 5% fee reduction; assets between $1.5 billion and $3 billion: 7.5%
                                                         fee reduction; assets above $3 billion: 10.0% fee reduction. The reduction in fees is split evenly between shareholders and TFAI.)

TA IDEX Templeton Great Companies     Great Companies/   0.35% of the first $500 million of average daily net assets; 0.30% of
Global                                    Templeton      average daily next assets in excess of $500 million of average daily net assets. Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages).
                                                         Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

TA IDEX Transamerica Balanced                TIM         0.35% of the first $250 million of average daily net assets; 0.325% of the next $250 million up to $500 million of average daily net assets; 0.30%
                                                         over $500 million up to $1.5 billion; 0.25% of average daily net assets in excess of $1.5 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica High-Yield             AUIM         0.28% of average daily net assets up to $400 million; 0.25% in excess of
Bond                                                     $400 million up to $750 million; and 0.20% in excess of $750 million.

                Fund                     Sub-Adviser                                  Sub-Advisory Fee
                ----                     -----------                                  ----------------
TA IDEX Transamerica Convertible             TIM         0.35% of average daily net assets, less 50% of any amount reimbursed
Securities                                               pursuant to the fund's expense limitation.

TA IDEX Transamerica Equity                  TIM         0.35% of the first $500 million of average daily net assets; 0.30% of the fund's average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Flexible                TIM         0.30% of the first $250 million of average daily net assets; 0.25% of the
Income                                                   fund's average daily net assets in excess of $250 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Growth                  TIM         0.40% of average daily net assets up to $100 million; and 0.35% of average
Opportunities                                            daily net assets in excess of $100 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Money Market            TIM         0.15% of average daily net assets.

TA IDEX Transamerica Short-Term              TIM         0.25% of the first $250 million of average daily net assets; 0.20% of the
Bond                                                     next $250 million of average daily net assets; 0.175% of the next $500 million of average daily net assets; 0nd 0.15% of average daily net assets in excess of $1 billion.

TA IDEX Transamerica Small/Mid Cap           TIM         0.375% of the first $500 million of average daily net assets and 0.325% of
Value                                                    average daily net assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX Transamerica Value Balanced          TIM         0.35% of average daily net assets up to $500 million; 0.325% of assets in excess of $500 million up to $1 billion; and 0.30% of assets in excess of
                                                         $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TA IDEX UBS Large Cap Value                  UBS         0.35% of the first $200 million of average daily net assets; 0.32% of the next $200 million of average daily net assets; 0.30% of the next $350 million of average daily net assets; 0.27% of the next $250 million of average daily net assets; 0.25% over $1 billion up to $1.5 billion; and
                                                         0.20% in excess of $1.5 billion.

TA IDEX Van Kampen Emerging Markets      Van Kampen      0.45% of the first $250 million of average daily net assets; 0.40% of the
Debt                                                     next $250 million of average daily net assets; and 0.35% of average daily net assets over $500 million.

TA IDEX Van Kampen Mid-Cap Growth        Van Kampen      0.40%

TA IDEX Van Kampen Small                 Van Kampen      0.45% of the first $500 million of average daily net assets; and 0.40% of
Company Growth                                           average daily net assets over $500 million.

* Use combined average daily net assets for TA IDEX American Century International and ATST American Century International.

** Use combined average daily net assets for TA IDEX American Century Large Company Value and ATST American Century Large Company Value.

*** Notwithstanding anything in the Sub-Advisory Agreements to the contrary, Janus hereby waives the compensation due it under the Sub-Advisory Agreements to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the TA IDEX Janus Growth and ATST Janus Growth.

Combined Asset Levels                           Percentage Fee Waiver
---------------------                           ---------------------
Assets between $1.5 billion and $3.0 billion:   5% Fee Reduction
Assets between $3.0 billion and $5.0 billion    7.5% Fee Reduction
Assets above $5 billion                         10.0% Fee Reduction

The calculation of the effective fee will be as follows:

                     Total Sub-Advisory Fee
                     ---------------------- = Effective Fee
                      Average Daily Balance

The Discount Calculation will be:

Effective Fee x $1.5 billion x 5% +
Effective Fee x $3.0 billion x 7.5%
Effective Fee x Current Average Daily Balance - $5 billion x 10%
----------------------------------------------------------------
= Total Fee Discount to be applied to Original Sub-Advisory Fee

**** Use combined average daily net assets for TA IDEX Salomon All Cap and ATST
     Salomon All Cap.

                             SUB-ADVISORY FEES PAID
                            (NET OF FEES REIMBURSED)

                                                             OCTOBER 31
                                                   ------------------------------
FUND                                               2005      2004         2003
----                                               ----   ----------   ----------
TA IDEX AllianceBernstein International Value(1)   $      $      N/A   $      N/A
TA IDEX American Century International             $      $1,197,799   $  244,128
TA IDEX American Century Large Company Value       $      $  570,802   $   70,665
TA IDEX Clarion Global Real Estate Securities      $      $  463,070   $  108,002
TA IDEX Evergreen Health Care(2)                   $N/A   $      N/A   $      N/A
TA IDEX Evergreen International Small Cap(3)       $N/A   $      N/A   $      N/A
TA IDEX Federated Market Opportunity(1)            $      $      N/A   $      N/A
TA IDEX Great Companies -- America(SM)             $      $  561,548   $  553,390
TA IDEX Great Companies -- Technology(SM)          $      $  472,258   $  156,417
TA IDEX International Multi-Manager Fund(4)        $N/A   $      N/A   $      N/A
TA IDEX Janus Growth                               $      $5,503,113   $5,232,669
TA IDEX Jennison Growth                            $      $  357,802   $  279,838
TA IDEX J.P. Morgan International Bond(1)          $      $      N/A   $      N/A
TA IDEX J.P. Morgan Mid Cap Value(5)               $      $      N/A   $      N/A
TA IDEX Marsico Growth                             $      $  279,454   $  180,621
TA IDEX Marsico International Growth(3)            $N/A   $      N/A   $      N/A
TA IDEX Mercury Global Allocation(1)               $      $      N/A   $      N/A
TA IDEX Mercury Large Cap Value(5)                 $      $      N/A   $      N/A
TA IDEX Neuberger Berman International(1)          $      $      N/A   $      N/A
TA IDEX Oppenheimer Developing Markets(1)          $      $      N/A   $      N/A
TA IDEX PIMCO Real Return TIPS                     $      $  789,191   $   37,598
TA IDEX PIMCO Total Return                         $      $  299,015   $  250,346
TA IDEX Protected Principal Stock                  $      $  242,883   $  265,380
TA IDEX Salomon All Cap                            $      $2,589,029   $1,304,258
TA IDEX Salomon Investors Value                    $      $1,446,080   $  487,218

TA IDEX T. Rowe Price Small Cap                    $      $  481,110   $  134,783
TA IDEX T. Rowe Price Tax-Efficient Growth         $      $  141,195   $  179,035
TA IDEX Templeton Great Companies Global           $      $1,911,464   $  104,166
TA IDEX Transamerica Balanced                      $      $1,489,763   $1,829,006
TA IDEX Transamerica High-Yield Bond               $      $1,065,834   $  539,081
TA IDEX Transamerica Convertible Securities        $      $  684,516   $  283,457
TA IDEX Transamerica Equity                        $      $  620,718   $  211,792
TA IDEX Transamerica Flexible Income               $      $  567,577   $  828,099
TA IDEX Transamerica Growth Opportunities          $      $1,295,668   $  258,320
TA IDEX Transamerica Money Market                  $      $  190,509   $  (76,127)
TA IDEX Transamerica Short-Term Bond(3)            $N/A   $      N/A   $      N/A
TA IDEX Transamerica Small/Mid Cap Value           $      $1,335,128   $  555,925
TA IDEX Transamerica Value Balanced                $      $  288,334   $    6,702
TA IDEX UBS Large Cap Value(3)                     $N/A   $      N/A   $      N/A
TA IDEX Van Kampen Emerging Markets Debt(3)        $N/A   $      N/A   $      N/A
TA IDEX Van Kampen Mid-Cap Growth(4)               $N/A   $      N/A   $      N/A
TA IDEX Van Kampen Small Company Growth(3)         $N/A   $      N/A   $      N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Health Sciences. The fund changed its name on [INSERT DATE HERE].

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005 and as such there is no historical fee information for the fiscal years ended October 31, 2004 and October 31, 2003.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

INFORMATION ABOUT EACH FUND'S PORTFOLIO MANAGERS

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager's management of the fund's investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix C of this SAI.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar Associates") located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX International Multi-Manager while consulting with the TFAI Investment Committee. For the fiscal years ended October 31, 2005, 2004 and 2003, TFAI paid Morningstar Associates the following amounts: $______________, $1,416,197 and $365,269, respectively (TA IDEX
International Multi-Manager commenced operations after October 31, 2005). TFAI compensates Morningstar Associates 0.10% of the average daily net assets of each portfolio.

                                   DISTRIBUTOR

Effective March 1, 2001, Transamerica IDEX entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. (Prior to this date, InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, FL 33716, served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in each fund's prospectus.

                             UNDERWRITING COMMISSION

                                                          COMMISSIONS RECEIVED           COMMISSIONS RETAINED
                                                          FOR THE PERIOD ENDED           FOR THE PERIOD ENDED
                                                              OCTOBER 31                      OCTOBER 31
                                                   -------------------------------   ----------------------------
FUND                                               2005       2004        2003       2005      2004        2003
----                                               ----   -----------   ----------   ----   ----------   --------
TA IDEX AllianceBernstein International Value(1)   $      $       N/A   $      N/A   $      $      N/A   $    N/A
TA IDEX American Century International             $      $   211,113   $   47,000   $      $    9,469   $  1,405
TA IDEX American Century Large Company Value       $      $   244,787   $   42,777   $      $    8,225   $  2,581
TA IDEX Asset Allocation - Conservative
   Portfolio                                       $      $ 9,208,131   $1,175,635   $      $  459,260   $155,402
TA IDEX Asset Allocation - Moderate Growth
   Portfolio                                       $      $23,921,190   $3,078,179   $      $  868,465   $432,717
TA IDEX Asset Allocation - Moderate Portfolio      $      $26,583,844   $2,729,843   $      $1,083,796   $360,920
TA IDEX Asset Allocation -Growth Portfolio         $      $44,889,907   $1,263,680   $      $1,945,740   $165,440
TA IDEX Clarion Global Real Estate Securities      $      $   220,787   $   27,770   $      $    9,203   $  4,058
TA IDEX Evergreen Health Care(2)                   $      $             $            $      $            $
TA IDEX Evergreen International Small Cap(3)       $N/A   $       N/A   $      N/A   $N/A   $      N/A   $    N/A
TA IDEX Federated Market Opportunity(1)            $      $       N/A   $      N/A   $      $      N/A   $    N/A
TA IDEX Great Companies-- America(SM)              $      $   778,023   $  270,384   $      $   35,478   $ 34,970
TA IDEX Great Companies-- Technology(SM)           $      $   137,159   $   39,665   $      $    6,027   $  5,278
TA IDEX International Multi-Manager Fund(4)        $      $             $            $      $            $
TA IDEX Janus Growth                               $      $ 1,518,782   $1,125,486   $      $  114,409   $125,912
TA IDEX Jennison Growth                            $      $   198,730   $   70,022   $      $    6,957   $  5,324
TA IDEX J.P. Morgan International Bond(1)          $      $       N/A   $      N/A   $      $      N/A   $    N/A
TA IDEX J.P. Morgan Mid Cap Value(5)               $      $             $      N/A   $      $            $    N/A
TA IDEX Marsico Growth                             $      $   364,146   $   64,311   $      $   10,765   $  8,441
TA IDEX Marsico International Growth(3)            $N/A   $       N/A   $      N/A   $N/A   $      N/A   $    N/A

                                                          COMMISSIONS RECEIVED           COMMISSIONS RETAINED
                                                          FOR THE PERIOD ENDED           FOR THE PERIOD ENDED
                                                              OCTOBER 31                      OCTOBER 31
                                                   -------------------------------   ----------------------------
FUND                                               2005       2004        2003       2005      2004        2003
----                                               ----   -----------   ----------   ----   ----------   --------
TA IDEX Mercury Global Allocation(1)               $      $       N/A   $      N/A   $      $      N/A   $    N/A
TA IDEX Mercury Large Cap Value(5)                 $      $             $      N/A   $      $            $    N/A
TA IDEX Neuberger Berman International(1)          $      $       N/A   $      N/A   $      $      N/A   $    N/A
TA IDEX Oppenheimer Developing Markets(1)          $      $       N/A   $      N/A   $      $      N/A   $    N/A
TA IDEX PIMCO Real Return TIPS                     $      $   404,692   $   12,182   $      $   19,410   $  2,060
TA IDEX PIMCO Total Return                         $      $   248,014   $  247,636   $      $   13,171   $ 26,821
TA IDEX Protected Principal Stock                  $      $         -   $        -   $      $        -   $      -
TA IDEX Salomon All Cap                            $      $ 1,431,014   $  259,938   $      $   48,341   $ 25,176
TA IDEX Salomon Investors Value                    $      $   181,432   $   55,240   $      $    7,742   $  2,718
TA IDEX T. Rowe Price Small Cap                    $      $   204,615   $   54,701   $      $    7,145   $  3,148
TA IDEX T. Rowe Price Tax-Efficient Growth         $      $   162,041   $   41,961   $      $    6,756   $  4,806
TA IDEX Templeton Great Companies Global           $      $   442,256   $   22,327   $      $   22,374   $  3,273
TA IDEX Transamerica Balanced                      $      $   618,806   $  348,953   $      $   23,915   $ 37,187
TA IDEX Transamerica High-Yield Bond               $      $   626,505   $  286,578   $      $   15,769   $  8,824
TA IDEX Transamerica Convertible Securities        $      $   191,582   $   34,730   $      $    4,817   $  5,126
TA IDEX Transamerica Equity                        $      $   386,988   $   27,797   $      $   13,428   $  4,103
TA IDEX Transamerica Flexible Income               $      $   338,553   $  305,116   $      $   10,622   $ 30,950
TA IDEX Transamerica Growth Opportunities          $      $   551,401   $   76,803   $      $   27,436   $  8,609
TA IDEX Transamerica Money Market                  $      $   484,309   $   22,095   $      $        -   $ (2,505)
TA IDEX Transamerica Short-Term Bond(3)            $N/A   $       N/A   $      N/A   $N/A   $      N/A   $    N/A
TA IDEX Transamerica Small/Mid Cap Value           $      $   717,768   $  125,363   $      $   30,690   $ 10,542
TA IDEX Transamerica Value Balanced                $      $   210,615   $   55,214   $      $   10,752   $  5,380
TA IDEX UBS Large Cap Value(3)                     $N/A   $       N/A   $      N/A   $N/A   $      N/A   $    N/A
TA IDEX Van Kampen Emerging Markets Debt(3)        $N/A   $       N/A   $      N/A   $N/A   $      N/A   $    N/A
TA IDEX Van Kampen Mid-Cap Growth(4)               $N/A   $       N/A   $      N/A   $N/A   $      N/A   $    N/A
TA IDEX Van Kampen Small Company Growth(3)         $N/A   $       N/A   $      N/A   $N/A   $      N/A   $    N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Health Sciences. The fund changed its name on [INSERT DATE HERE].

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

For the Period Ended October 31, 2005:

                                          NET UNDERWRITING   COMPENSATION ON
                                            DISCOUNTS AND     REDEMPTIONS &     BROKERAGE        OTHER
                                             COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                                          ----------------   ---------------   -----------   ------------
TA IDEX AllianceBernstein
International Value(1)                           N/A                N/A             N/A           N/A
TA IDEX American Century International          $                  $               $             $
TA IDEX American Century Large Company
Value                                           $                  $               $             $
TA IDEX Asset Allocation-Conservative
Portfolio                                       $                  $               $             $
TA IDEX Asset Allocation-Growth
Portfolio                                       $                  $               $             $
TA IDEX Asset Allocation-Moderate
Growth Portfolio                                $                  $               $             $
TA IDEX Asset Allocation-Moderate
Portfolio                                       $                  $               $             $
TA IDEX Clarion Global Real Estate
Securities                                      $                  $               $             $
TA IDEX Evergreen Health Care(2)                 N/A                N/A             N/A           N/A
TA IDEX Evergreen International Small
Cap(3)                                          $                  $               $             $
TA IDEX Federated Market Opportunity(1)          N/A                N/A             N/A           N/A
TA IDEX Great Companies - America(SM)           $                  $               $             $
TA IDEX Great Companies - Technology(SM)        $                  $               $             $
TA IDEX International Multi-Manager
Fund(4)                                          N/A                N/A             N/A           N/A
TA IDEX Janus Growth                            $                  $               $             $
TA IDEX Jennison Growth                         $                  $               $             $
TA IDEX J.P. Morgan International
Bond(1)                                          N/A                N/A             N/A           N/A
TA IDEX J.P. Morgan Mid Cap Value(5)            $                  $               $             $
TA IDEX Marsico Growth                          $                  $               $             $
TA IDEX Marsico International Growth(3)         $                  $               $             $
TA IDEX Mercury Global Allocation(1)             N/A                N/A             N/A           N/A
TA IDEX Mercury Large Cap Value(5)              $                  $               $             $
TA IDEX Neuberger Berman
International(1)                                 N/A                N/A             N/A           N/A
TA IDEX Oppenheimer Developing
Markets(1)                                       N/A                N/A             N/A           N/A
TA IDEX PIMCO Real Return TIPS                  $                  $               $             $

                                          NET UNDERWRITING   COMPENSATION ON
                                            DISCOUNTS AND     REDEMPTIONS &     BROKERAGE        OTHER
                                             COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                                          ----------------   ---------------   -----------   ------------
TA IDEX PIMCO Total Return                      $                  $               $             $
TA IDEX Protected Principal Stock               $                  $               $             $
TA IDEX Salomon All Cap                         $                  $               $             $
TA IDEX Salomon Investors Value                 $                  $               $             $
TA IDEX T. Rowe Price Small Cap                 $                  $               $             $
TA IDEX T. Rowe Price Tax-Efficient
Growth                                          $                  $               $             $
TA IDEX Templeton Great Companies
Global                                          $                  $               $             $
TA IDEX Transamerica Balanced                   $                  $               $             $
TA IDEX Transamerica High-Yield Bond            $                  $               $             $
TA IDEX Transamerica Convertible
Securities                                      $                  $               $             $
TA IDEX Transamerica Equity                     $                  $               $             $
TA IDEX Transamerica Flexible Income            $                  $               $             $
TA IDEX Transamerica Growth
Opportunities                                   $                  $               $             $
TA IDEX Transamerica Money Market               $                  $               $             $
TA IDEX Transamerica Short-Term Bond(3)         $                  $               $             $
TA IDEX Transamerica Small/Mid Cap
Value                                           $                  $               $             $
TA IDEX Transamerica Value Balanced             $                  $               $             $
TA IDEX UBS Large Cap Value(3)                  $                  $               $             $
TA IDEX Van Kampen Emerging Markets
Debt(3)                                         $                  $               $             $
TA IDEX Van Kampen Mid-Cap Growth(4)             N/A                N/A             N/A           N/A
TA IDEX Van Kampen Small Company
Growth(3)                                       $                  $               $             $

----------
(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Health Sciences. The fund changed its name on [INSERT DATE HERE].

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica IDEX related to such functions. On January 1, 2005, certain funds entered into an agreement wherein those funds would pay 0.02% of their daily net assets for such administrative services. From July 1, 2002 to December 31, 2004 the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 multiplied by the weighted average number of funds.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The funds paid the following administrative expenses for the fiscal years ended October 31, 2005, 2004, and 2003.

                               ADMINISTRATIVE FEES

FUND                                                     2005      2004       2003
----                                                   -------   --------   -------
TA IDEX AllianceBernstein International Value(1)           N/A        N/A       N/A
TA IDEX American Century International                 $         $ 35,436   $35,430
TA IDEX American Century Large Company Value           $         $ 16,988   $31,300
TA IDEX Asset Allocation - Conservative Portfolio      $         $ 50,244   $37,115
TA IDEX Asset Allocation - Growth Portfolio            $         $ 77,938   $37,415
TA IDEX Asset Allocation - Moderate Growth Portfolio   $         $148,272   $37,475
TA IDEX Asset Allocation - Moderate Portfolio          $         $117,483   $38,095
TA IDEX Clarion Global Real Estate Securities          $         $ 20,100   $22,300
TA IDEX Evergreen Health Care(2)                       $   N/A   $    N/A   $   N/A
TA IDEX Evergreen International Small Cap(3)           $   N/A   $    N/A   $   N/A
TA IDEX Federated Market Opportunity(1)                    N/A        N/A       N/A
TA IDEX Great Companies-- America(SM)                  $         $ 23,884   $30,850
TA IDEX Great Companies-- Technology(SM)               $         $ 21,693   $28,450
TA IDEX International Multi-Manager Fund(4)            $   N/A   $    N/A   $   N/A
TA IDEX Janus Growth                                   $         $160,197   $32,500
TA IDEX Jennison Growth                                $         $ 16,818   $30,600
TA IDEX J.P. Morgan International Bond(1)                  N/A        N/A       N/A
TA IDEX J.P. Morgan Mid Cap Value(5)                   $         $    N/A   $   N/A
TA IDEX Marsico Growth                                 $         $ 14,590   $32,500
TA IDEX Marsico International Growth(3)                $   N/A   $    N/A   $   N/A
TA IDEX Mercury Global Allocation(1)                       N/A        N/A       N/A
TA IDEX Mercury Large Cap Value(5)                     $         $    N/A   $   N/A
TA IDEX Neuberger Berman International(1)                  N/A        N/A       N/A
TA IDEX Oppenheimer Developing Markets(1)                  N/A        N/A       N/A
TA IDEX PIMCO Real Return TIPS                         $         $ 42,159   $28,115
TA IDEX PIMCO Total Return                             $         $ 21,719   $36,055
TA IDEX Protected Principal Stock                      $         $ 15,273   $37,575
TA IDEX Salomon All Cap                                $         $ 89,314   $31,300
TA IDEX Salomon Investors Value                        $         $ 56,971   $31,800
TA IDEX T. Rowe Price Small Cap                        $         $ 24,489   $32,080
TA IDEX T. Rowe Price Tax-Efficient Growth             $         $ 11,553   $36,250
TA IDEX Templeton Great Companies Global               $         $ 57,283   $33,648
TA IDEX Transamerica Balanced                          $         $ 47,495   $39,850
TA IDEX Transamerica High-Yield Bond                   $         $ 53,757   $31,800
TA IDEX Transamerica Convertible Securities            $         $ 31,106   $32,375
TA IDEX Transamerica Equity                            $         $ 25,137   $36,365
TA IDEX Transamerica Flexible Income                   $         $ 26,301   $30,300
TA IDEX Transamerica Growth Opportunities              $         $ 43,641   $35,705
TA IDEX Transamerica Money Market                      $         $ 31,245   $31,275

TA IDEX Transamerica Short-Term Bond(3)                $   N/A   $    N/A   $   N/A
TA IDEX Transamerica Small/Mid Cap Value               $         $ 49,592   $33,300
TA IDEX Transamerica Value Balanced                    $15,212   $ 38,185   $ 8,833
TA IDEX UBS Large Cap Value(3)                         $   N/A   $    N/A   $   N/A
TA IDEX Van Kampen Emerging Markets Debt(3)            $   N/A   $    N/A   $   N/A
TA IDEX Van Kampen Mid-Cap Growth(4)                   $   N/A   $    N/A   $   N/A
TA IDEX Van Kampen Small Company Growth(3)             $   N/A   $    N/A   $   N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Health Sciences. The fund changed its name on [INSERT DATE HERE].

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, MA 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, Florida 33716, is the transfer agent for each fund, withholding agent and dividend disbursing agent. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect wholly-owned subsidiaries of AEGON N.V. and thus TFS is an affiliate of TFAI. Each fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for TFS. Each fund may use another affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2005, 2004 and 2003.

                              TRANSFER AGENCY FEES

                                                       FEES AND EXPENSES NET OF BROKERAGE
                                                          CREDITS FOR THE PERIOD ENDED
                                                                  OCTOBER 31
                                                       ----------------------------------
FUND                                                     2005        2004         2003
----                                                   --------   ----------   ----------
TA IDEX AllianceBernstein International Value(1)          N/A            N/A          N/A
TA IDEX American Century International                   $        $  207,738   $  281,663
TA IDEX American Century Large Company Value             $        $  118,857   $  176,820
TA IDEX Asset Allocation - Conservative Portfolio        $        $  261,305   $  191,895
TA IDEX Asset Allocation - Growth Portfolio              $        $  772,677   $  278,025
TA IDEX Asset Allocation - Moderate Growth Portfolio     $        $1,310,961   $  590,435
TA IDEX Asset Allocation - Moderate Portfolio            $        $  839,210   $  452,160
TA IDEX Clarion Global Real Estate Securities            $        $   19,755   $   33,500
TA IDEX Evergreen Health Care(2)                         $N/A     $      N/A   $      N/A
TA IDEX Evergreen International Small Cap(3)             $N/A     $      N/A   $      N/A
TA IDEX Federated Market Opportunity(1)                  $N/A     $      N/A   $      N/A
TA IDEX Great Companies-- America(SM)                    $        $  385,899   $  466,206
TA IDEX Great Companies-- Technology(SM)                 $        $  109,286   $  143,316
TA IDEX International Multi-Manager Fund(4)              $N/A     $      N/A   $      N/A
TA IDEX Janus Growth                                     $        $4,054,492   $4,628,337
TA IDEX Jennison Growth                                  $        $  238,433   $  315,824

                                              FEES AND EXPENSES NET OF BROKERAGE
                                                 CREDITS FOR THE PERIOD ENDED
                                                         OCTOBER 31
                                              ----------------------------------
FUND                                            2005        2004         2003
----                                          --------   ----------   ----------
TA IDEX J.P. Morgan International Bond(1)     $    N/A   $      N/A   $      N/A
TA IDEX J.P. Morgan Mid Cap Value(5)          $          $      N/A   $      N/A
TA IDEX Marsico Growth                        $          $  125,758   $  146,115
TA IDEX Marsico International Growth(3)       $    N/A   $      N/A   $      N/A
TA IDEX Mercury Global Allocation(1)          $    N/A   $      N/A   $      N/A
TA IDEX Mercury Large Cap Value(5)            $          $      N/A   $      N/A
TA IDEX Neuberger Berman International(1)     $    N/A   $      N/A   $      N/A
TA IDEX Oppenheimer Developing Markets(1)     $    N/A   $      N/A   $      N/A
TA IDEX PIMCO Real Return TIPS                $          $   13,469   $   33,930
TA IDEX PIMCO Total Return                    $          $  108,381   $  172,960
TA IDEX Protected Principal Stock             $          $   38,464   $  113,575
TA IDEX Salomon All Cap                       $          $  864,861   $1,159,079
TA IDEX Salomon Investors Value               $          $  133,664   $  181,175
TA IDEX T. Rowe Price Small Cap               $          $  135,077   $  167,395
TA IDEX T. Rowe Price Tax-Efficient Growth    $          $   94,638   $  127,160
TA IDEX Templeton Great Companies Global      $          $1,471,960   $2,216,789
TA IDEX Transamerica Balanced                 $          $  783,812   $1,130,216
TA IDEX Transamerica High-Yield Bond          $          $  188,665   $  250,467
TA IDEX Transamerica Convertible Securities   $          $   21,419   $   31,230
TA IDEX Transamerica Equity                   $          $  455,369   $   60,715
TA IDEX Transamerica Flexible Income          $          $  224,543   $  355,847
TA IDEX Transamerica Growth Opportunities     $          $1,047,061   $  905,240
TA IDEX Transamerica Money Market             $          $  605,240   $  708,310
TA IDEX Transamerica Short-Term Bond(3)       $          $            $
TA IDEX Transamerica Small/Mid Cap Value      $          $  254,598   $  312,415
TA IDEX Transamerica Value Balanced           $195,426   $  151,830   $  195,590
TA IDEX UBS Large Cap Value(3)                $    N/A   $      N/A   $      N/A
TA IDEX Van Kampen Emerging Markets Debt(3)   $    N/A   $      N/A   $      N/A
TA IDEX Van Kampen Mid-Cap Growth(4)          $    N/A   $      N/A   $      N/A
TA IDEX Van Kampen Small Company Growth(3)    $    N/A   $      N/A   $      N/A

----------
(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Health Sciences. The fund changed its name on [INSERT DATE HERE].

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund and TA IDEX Van Kampen Mid-Cap Growth commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

     The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

     The nature of the security being traded;

     The size and type of the transaction;

     The nature and character of the markets for the security to be purchased or sold;

     The desired timing of the trade;

     The activity existing and expected in the market for the particular security;

     The quality of the execution, clearance and settlement services;

     Financial stability;

     The existence of actual or apparent operational problems of any broker or dealer; and

     Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a

Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used promoting or selling fund shares or otherwise related to the distribution of fund shares.

                              BROKERAGE COMMISSIONS

                                                                                   TA IDEX       TA IDEX         TA IDEX
  BROKERAGE COMMISSIONS          TA IDEX           TA IDEX         TA IDEX          ASSET         ASSET           ASSET
           PAID             ALLIANCEBERNSTEIN      AMERICAN        AMERICAN     ALLOCATION -   ALLOCATION     ALLOCATION -
  (INCLUDING AFFILIATED       INTERNATIONAL        CENTURY      CENTURY LARGE   CONSERVATIVE    - GROWTH        MODERATE
        BROKERAGE)               VALUE(1)       INTERNATIONAL   COMPANY VALUE     PORTFOLIO     PORTFOLIO   GROWTH PORTFOLIO
-------------------------   -----------------   -------------   -------------   ------------   ----------   ----------------
October 31, 2005                   $N/A           $                $                $N/A          $N/A            $N/A
October 31, 2004                   $N/A           $1,020,329       $97,047          $N/A          $N/A            $N/A
October 31, 2003                   $N/A           $  537,878       $94,692          $N/A          $N/A            $N/A
AFFILIATED BROKERAGE PAID
October 31, 2005                   $N/A           $                $                $N/A          $N/A            $N/A
October 31, 2004                   $N/A           $        0       $     0          $N/A          $N/A            $N/A
October 31, 2003                   $N/A           $   17,311       $     2          $N/A          $N/A            $N/A

  BROKERAGE COMMISSIONS           TA IDEX            TA IDEX       TA IDEX       TA IDEX          TA IDEX        TA IDEX
           PAID             ASSET ALLOCATION -   CLARION GLOBAL   EVERGREEN     EVERGREEN        FEDERATED        GREAT
  (INCLUDING AFFILIATED          MODERATE          REAL ESTATE      HEALTH    INTERNATIONAL       MARKET       COMPANIES -
        BROKERAGE)               PORTFOLIO         SECURITIES      CARE(2)     SMALL CAP(3)   OPPORTUNITY(1)   AMERICA(SM)
-------------------------   ------------------   --------------   ---------   -------------   --------------   -----------
October 31, 2005                   $N/A             $                 $            $N/A            $N/A          $
October 31, 2004                   $N/A             $263,317          $            $N/A            $N/A          $ 65,027
October 31, 2003                   $N/A             $194,883          $            $N/A            $N/A          $165,530
AFFILIATED BROKERAGE PAID
October 31, 2005                   $N/A             $                 $            $N/A            $N/A          $
October 31, 2004                   $N/A             $      0          $            $N/A            $N/A          $      0
October 31, 2003                   $N/A             $      0          $            $N/A            $N/A          $      0

  BROKERAGE COMMISSIONS         TA IDEX         TA IDEX                                          TA IDEX        TA IDEX
           PAID                  GREAT       INTERNATIONAL                                     J.P. MORGAN    J.P. MORGAN
  (INCLUDING AFFILIATED       COMPANIES -    MULTI-MANAGER      TA IDEX         TA IDEX       INTERNATIONAL     MID CAP
        BROKERAGE)          TECHNOLOGY(SM)      FUND(4)      JANUS GROWTH   JENNISON GROWTH      BOND(1)        VALUE(5)
-------------------------   --------------   -------------   ------------   ---------------   -------------   -----------
October 31, 2005               $                  $N/A        $                 $                  $N/A           $
October 31, 2004               $131,753           $N/A        $1,387,343        $215,796           $N/A           $N/A
October 31, 2003               $104,653           $N/A        $1,648,358        $378,404           $N/A           $N/A
AFFILIATED BROKERAGE PAID
October 31, 2005               $                  $N/A        $                 $                  $N/A           $
October 31, 2004               $      0           $N/A        $        0        $      0           $N/A           $N/A
October 31, 2003               $      0           $N/A        $        0        $    235           $N/A           $N/A

  Brokerage Commissions                         TA IDEX                                                            TA IDEX
           Paid                                 Marsico          TA IDEX         TA IDEX           TA IDEX       Oppenheimer
  (including Affiliated         TA IDEX      International   Mercury Global   Mercury Large   Neuberger Berman    Developing
        Brokerage)          Marsico Growth     Growth(3)      Allocation(1)    Cap Value(5)   International(1)    Markets(1)
-------------------------   --------------   -------------   --------------   -------------   ----------------   -----------
October 31, 2005               $                  $N/A            $N/A             $                $N/A             $N/A
October 31, 2004               $137,057           $N/A            $N/A             $N/A             $N/A             $N/A
October 31, 2003               $173,100           $N/A            4N/A             $N/A             $N/A             $N/A
AFFILIATED BROKERAGE PAID
October 31, 2005               $                  $N/A            $N/A             $                $N/A             $N/A
October 31, 2004               $      0           $N/A            $N/A             $N/A             $N/A             $N/A
October 31, 2003               $    247           $N/A            $N/A             $N/A             $N/A             $N/A

  BROKERAGE COMMISSIONS                                  TA IDEX
           PAID               TA IDEX       TA IDEX     PROTECTED                         TA IDEX          TA IDEX
  (INCLUDING AFFILIATED      PIMCO REAL   PIMCO TOTAL   PRINCIPAL       TA IDEX           SALOMON       T. ROWE PRICE
        BROKERAGE)          RETURN TIPS      RETURN       STOCK     SALOMON ALL CAP   INVESTORS VALUE     SMALL CAP
-------------------------   -----------   -----------   ---------   ---------------   ---------------   -------------
October 31, 2005               $              $          $             $                  $                $
October 31, 2004               $1,286         $118       $50,203       $1,060,995         $655,297         $146,535
October 31, 2003               $   64         $525       $     0       $  661,448         $368,613         $ 97,569
AFFILIATED BROKERAGE PAID
October 31, 2005               $              $          $             $                  $                $
October 31, 2004               $    0         $  0       $70,856       $        0         $      0         $      0
October 31, 2003               $    0         $  0       $     0       $   10,100         $ 20,550         $      0

                                              TA IDEX
  BROKERAGE COMMISSIONS        TA IDEX       TEMPLETON                                       TA IDEX
           PAID             T. ROWE PRICE      GREAT        TA IDEX         TA IDEX       TRANSAMERICA      TA IDEX
  (INCLUDING AFFILIATED     TAX-EFFICIENT    COMPANIES   TRANSAMERICA     TRANSAMERICA     CONVERTIBLE   TRANSAMERICA
        BROKERAGE)              GROWTH        GLOBAL       BALANCED     HIGH-YIELD BOND    SECURITIES       EQUITY
-------------------------   -------------   ----------   ------------   ---------------   ------------   ------------
October 31, 2005               $            $              $                                 $             $
October 31, 2004               $ 2,434      $1,067,791     $318,998             0            $54,792       $222,593
October 31, 2003               $26,905      $   64,702     $326,630           410            $60,148       $126,623
AFFILIATED BROKERAGE PAID
October 31, 2005               $            $              $                                 $             $
October 31, 2004               $     0      $        0     $      0             0            $     0       $      0
October 31, 2003               $     0      $        0     $      0             0            $     0       $      0

  BROKERAGE COMMISSIONS                          TA IDEX                        TA IDEX        TA IDEX         TA IDEX
           PAID                 TA IDEX        TRANSAMERICA      TA IDEX     TRANSAMERICA    TRANSAMERICA   TRANSAMERICA
  (INCLUDING AFFILIATED       TRANSAMERICA        GROWTH      TRANSAMERICA    SHORT-TERM    SMALL/MID CAP       VALUE
        BROKERAGE)          FLEXIBLE INCOME   OPPORTUNITIES   MONEY MARKET      BOND(3)         VALUE         BALANCED
-------------------------   ---------------   -------------   ------------   ------------   -------------   ------------
October 31, 2005                 $               $                $N/A           $N/A         $                $
October 31, 2004                 $  480          $479,466         $N/A           $N/A         $1,302,881       $62,524
October 31, 2003                 $1,153          $393,042         $N/A           $N/A         $  822,570       $20,519
AFFILIATED BROKERAGE PAID
October 31, 2005                 $               $                $N/A           $N/A         $                $
October 31, 2004                 $    0          $      0         $N/A           $N/A         $        0       $     0
October 31, 2003                 $    0          $      0         $N/A           $N/A         $        0       $     0

  BROKERAGE COMMISSIONS                         TA IDEX         TA IDEX       TA IDEX
           PAID                TA IDEX         VAN KAMPEN     VAN KAMPEN     VAN KAMPEN
  (INCLUDING AFFILIATED     UBS LARGE CAP       EMERGING        MID-CAP    SMALL COMPANY
        BROKERAGE)             VALUE(3)     MARKETS DEBT(3)    GROWTH(4)     GROWTH(3)
-------------------------   -------------   ---------------   ----------   -------------
October 31, 2005                 $N/A             $N/A           $N/A           $N/A
October 31, 2004                 $N/A             $N/A           $N/A           $N/A
October 31, 2003                 $N/A             $N/A           $N/A           $N/A
AFFILIATED BROKERAGE PAID
October 31, 2005                 $N/A             $N/A           $N/A           $N/A
October 31, 2004                 $N/A             $N/A           $N/A           $N/A
October 31, 2003                 $N/A             $N/A           $N/A           $N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on December 6, 2005, and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund commenced operations on March 1, 2006 and TA IDEX Van Kampen Mid-Cap Growth commenced operations on January 3, 2006, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2005.

TA IDEX ALLIANCEBERNSTEIN   TA IDEX AMERICAN CENTURY   TA IDEX AMERICAN CENTURY LARGE   TA IDEX ASSET ALLOCATION -
  INTERNATIONAL VALUE(1)          INTERNATIONAL                 COMPANY VALUE             CONSERVATIVE PORTFOLIO
-------------------------   ------------------------   ------------------------------   --------------------------
           N/A                          $                             $                              $

TA IDEX ASSET ALLOCATION -   TA IDEX ASSET ALLOCATION -   TA IDEX ASSET ALLOCATION -   TA IDEX CLARION GLOBAL REAL
     GROWTH PORTFOLIO         MODERATE GROWTH PORTFOLIO       MODERATE PORTFOLIO            ESTATE SECURITIES
--------------------------   --------------------------   --------------------------   ---------------------------
             $                            $                            $                            $

TA IDEX EVERGREEN HEALTH   TA IDEX EVERGREEN INTERNATIONAL   TA IDEX FEDERATED MARKET    TA IDEX GREAT COMPANIES -
        CARE(2)                      SMALL CAP(3)                 OPPORTUNITY(1)                AMERICA(SM)
------------------------   -------------------------------   ------------------------   --------------------------
            $                            N/A                            N/A                          $

TA IDEX GREAT COMPANIES -   TA IDEX INTERNATIONAL MULTI-MANAGER
      TECHNOLOGY(SM)                      FUND(4)                 TA IDEX JANUS GROWTH   TA IDEX JENNISON GROWTH
-------------------------   -----------------------------------   --------------------   -----------------------
            $                               N/A                             $                       $

TA IDEX J.P. MORGAN INTERNATIONAL   TA IDEX J.P. MORGAN MID CAP                            TA IDEX MARSICO INTERNATIONAL
             BOND(1)                          VALUE(5)            TA IDEX MARSICO GROWTH             GROWTH(3)
---------------------------------   ---------------------------   ----------------------   -----------------------------
               N/A                               $                           $                          N/A

TA IDEX MERCURY GLOBAL   TA IDEX MERCURY LARGE CAP   TA IDEX NEUBERGER BERMAN   TA IDEX OPPENHEIMER DEVELOPING
     ALLOCATION(1)                VALUE(5)               INTERNATIONAL(1)                 MARKETS(1)
----------------------   -------------------------   ------------------------   ------------------------------
          N/A                        $                          N/A                           N/A

TA IDEX PIMCO REAL RETURN TIPS   TA IDEX PIMCO TOTAL RETURN   TA IDEX PROTECTED PRINCIPAL STOCK   TA IDEX SALOMON ALL CAP
------------------------------   --------------------------   ---------------------------------   -----------------------
               $                              $                               $                              $

                                                                    TA IDEX T. ROWE PRICE   TA IDEX TEMPLETON GREAT COMPANIES
TA IDEX SALOMON INVESTORS VALUE   TA IDEX T. ROWE PRICE SMALL CAP    TAX-EFFICIENT GROWTH                 GLOBAL
-------------------------------   -------------------------------   ---------------------   ---------------------------------
               $                                 $                            $                             $

                                TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA CONVERTIBLE
TA IDEX TRANSAMERICA BALANCED      HIGH-YIELD BOND                SECURITIES              TA IDEX TRANSAMERICA EQUITY
-----------------------------   --------------------   --------------------------------   ---------------------------
              $                           $                            $                               $

TA IDEX TRANSAMERICA FLEXIBLE   TA IDEX TRANSAMERICA GROWTH   TA IDEX TRANSAMERICA MONEY   TA IDEX TRANSAMERICA
            INCOME                     OPPORTUNITIES                    MARKET              SHORT-TERM BOND(3)
-----------------------------   ---------------------------   --------------------------   --------------------
              $                              $                             $                        N/A

                                                                                 TA IDEX
TA IDEX TRANSAMERICA   TA IDEX TRANSAMERICA           TA IDEX          VAN KAMPEN EMERGING MARKETS
 SMALL/MID CAP VALUE      VALUE BALANCED      UBS LARGE CAP VALUE(3)             DEBT(3)
--------------------   --------------------   ----------------------   ---------------------------
          $                      $                      N/A                        N/A

          TA IDEX                           TA IDEX
VAN KAMPEN MID-CAP GROWTH(4)   VAN KAMPEN SMALL COMPANY GROWTH(3)
----------------------------   ----------------------------------
             N/A                               N/A

(1) TA IDEX AllianceBernstein International Value, TA IDEX Federated Market Opportunity, TA IDEX J.P. Morgan International Bond, TA IDEX Mercury Global Allocation, TA IDEX Neuberger Berman International and TA IDEX Oppenheimer Developing Markets commenced operations on [INSERT DATE HERE], and as such there is no historical fee information.

(2) TA IDEX Evergreen Health Care previously operated as TA IDEX T. Rowe Price Health Sciences. The fund changed its name on March 1, 2006.

(3) TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt and TA IDEX Van Kampen Small Company Growth commenced operations on November 8, 2004, and as such there is no historical fee information.

(4) TA IDEX International Multi-Manager Fund commenced operations on March 1, 2006 and TA IDEX Van Kampen Mid-Cap Growth commenced operations on January 3, 2006, and as such there is no historical fee information.

(5) TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value commenced operations on March 1, 2005, and as such there is no historical fee information for fiscal years ended October 31, 2004 and October 31, 2003.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust ("ATST"), and Transamerica Income Shares, Inc. ("TIS"), and consists of 88 funds/portfolios as of the date of this SAI.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, is replaced or his or her term as a Trustee is terminated in accordance with Transamerica IDEX's Declaration of Trust. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                             TERM OF OFFICE                                       NUMBER OF FUNDS
                                              AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING           IN              OTHER
NAME, ADDRESS AND AGE             POSITION    TIME SERVED*              PAST 5 YEARS              COMPLEX OVERSEEN  DIRECTORSHIPS
---------------------             ---------  --------------  -----------------------------------  ----------------  -------------
INTERESTED TRUSTEES****

Thomas P. O'Neill                 Trustee    2003 - present  President, AEGON Financial Services         88              N/A
AEGON USA, Inc.                                              Group, Inc., Financial Institution
1111 North Charles Street                                    Division; Trustee,
Baltimore, MD 21201-5574                                     AEGON/Transamerica Series Trust
(DOB 3/11/58)                                                (ATST); Director, Transamerica
                                                             Income Shares, Inc. (TIS)
                                                             (2003-present) and Transamerica
                                                             Index Funds, Inc. (TIF)
                                                             (2002-2004); Director, National
                                                             Aquarium of Baltimore

Brian C. Scott                    Trustee,   Trustee         Trustee (2003 -- present), President &      87              N/A
Transamerica Fund Advisors, Inc.  President  2003            CEO (2002 -- present), ATST; Director,
4333 Edgewood Rd. NE              & CEO      -present;       TIS (2002 -- 2005); President &
Cedar Rapids, IA 52499                       President,      Director, TIF (2002 -2004); Manager,
(DOB 9/29/43)                                CEO             Transamerica Investment Management
                                             2002-present    (2002-2005); Director (2002 --
                                                             present), CEO & President (2001 --
                                                             present), Transamerica Fund Advisors,
                                                             Inc. (TFAI) & Transamerica Fund
                                                             Services, Inc. (TFS); CEO,
                                                             Transamerica Investors, Inc. (TII)
                                                             (2003 -- present); Director, President
                                                             & CEO, Endeavor Management Co.
                                                             (2001-2002)

INDEPENDENT TRUSTEES

Peter R. Brown                    Chairman,  1986            Chairman & Trustee, ATST (1986 --           88              N/A
8323 40th Place North             Trustee    -present        present); Chairman (2003 -- present) &
St. Petersburg, FL 33709                                     Director (2002 -- present), TIS;
(DOB 5/10/28)                                                Chairman & Director, TIF (2002 --
                                                             2004); Chairman of the Board, Peter
                                                             Brown Construction Company (1963 --
                                                             2000); Rear Admiral (Ret.) U.S. Navy
                                                             Reserve, Civil Engineer Corps.

Charles C. Harris                 Trustee    1994 -          Trustee, ATST (1986 -- present);            88              N/A
2840 West Bay Drive, #215                    present         Director, TIS (2002 -- present)
Belleair Bluffs, FL 33770
(DOB 7/15/30)

Russell A. Kimball, Jr.           Trustee    2002 -        Trustee, ATST (1986 -- present);              88              N/A
1160 Gulf Boulevard                          present       Director, TIS (2002 -- present);
Clearwater Beach, FL 34630                                 General Manager, Sheraton Sand Key
(DOB 8/17/44)                                              Resort (1975 -- present)

William W. Short, Jr.             Trustee    1986 -        Trustee, ATST (2000 -- present);              88              N/A
7882 Lantana Creek Road                      present       Director, TIS (2002 -- present);
Largo, FL 33777                                            Retired CEO and Chairman of the Board,
(DOB 2/25/36)                                              Shorts, Inc.

Daniel Calabria                   Trustee    1996 -        Trustee, ATST (2001 -- present);              88              N/A
7068 S. Shore Drive S.                       present       Director, TIS (2002 -- present);
South Pasadena, FL 33707                                   Trustee (1993-2004) & President
(DOB 3/05/36)                                              (1993-1995), Florida Tax Free Funds

Robert L. Anderson, Ph.D.         Trustee    2002 -        Trustee, ATST (2001 -- present);              46              N/A
3301 Bayshore Blvd., #1408                   present       Director, TIS (2002 -- present);
Tampa, FL 33629                                            Director, Central Vermont Public
(DOB 10/30/40)                                             Service Co. (Audit Committee);
                                                           Director, Western Electricity
                                                           Coordinating Council (Chairman, Human
                                                           Resources and Compensation Committee);
                                                           Senior Vice President (1996-2000),
                                                           Vice President (1990-1996), Director
                                                           of Customer Service & Marketing
                                                           (1987-1990), Florida Power Corporation

Janice B. Case                    Trustee    1985          Retired Director, Regional Marketing            88         Central
205 Palm Island NW                           -present      of Marietta Corporation & Director of                      Vermont Public
Clearwater, FL 33767                                       Strategic Planning, Martin Marietta                        Service Co.
(DOB 9/27/52)                                              Baltimore Aerospace

Jack E. Zimmerman                 Trustee    2002          Trustee, ATST (2001 -- present);                46             N/A
6778 Rosezita Lane                           -present      Director, TIS (2002 -- present); Owner
Dayton, OH 45459                                           & President, Prestige Automotive Group
(DOB 2/3/28)                                               (2001 -- 2005)

Leo J. Hill                       Trustee    2005 --       Trustee, ATST (2004 -- present);                88             N/A
7922 Bayou Club Boulevard                    present       Director, TIS (2004 -- present);
Largo, FL 33777                                            Executive Vice President, Chief
(DOB 3/27/56)                                              Financial Officer, Chief Compliance
                                                           Officer, William R. Hough & Co. (1979
                                                           -- 2004); Treasurer, The Hough Group
                                                           of Funds (1993 -- 2004)

John W. Waechter                  Trustee    2005 --       Dean, Professor, College of Business,           88             N/A
3913 Bayview Circle                          present       University of South Florida (1995 --
Gulfport, FL 33707                                         present)
(DOB 2/25/52)

OFFICERS

                                                       TERM OF
                                                      OFFICE AND
                                                      LENGTH OF
                                                         TIME                         PRINCIPAL OCCUPATION(S) OR
NAME, ADDRESS*** AND AGE           POSITION           SERVED****                    EMPLOYMENT DURING PAST 5 YEARS
------------------------           --------           ----------                    ------------------------------
John K. Carter             Senior Vice                1999 -       Sr. Vice President, General Counsel, Secretary & Chief
(DOB 4/24/61)              President, General         present      Compliance Officer, ATST & TIS (1999-present); Director, Sr.
                           Counsel, Secretary &                    Vice President, General Counsel, & Secretary, TFAI & TFS
                           Chief Compliance Officer                (2001-present); Chief Compliance Officer, TFAI (2004-present);
                                                                   Vice President, AFSG Securities Corporation (AFSG)
                                                                   (2001-present); Vice President, Secretary & Chief Compliance
                                                                   Officer, TII; Vice President, Transamerica Investment Services,
                                                                   Inc. (TISI) (2003-2005) & TIM (2001-2004)

Glenn E. Brightman         Vice President &           November     Vice President and Principal Financial Officer, ATST and TIS
(DOB 12/01/72)             Principal Financial        2005 -       (November 2005 - present); Vice President and Interim Principal
                           Officer                    present      Financial Officer, TII (May 2005 - present); Vice President and
                                                                   Interim Principal Financial Officer, ATST & TIS (May 2005 -
                                                                   November 2005); Manager - Mutual Fund Accounting, The Vanguard
                                                                   Group, Inc. (1996-2005)

* Each Trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

**   May be deemed an "interested person" (as that term is defined in the 1940
     Act) of TA IDEX because of his employment with TFAI or an affiliate of TFAI.

*** The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of Transamerica IDEX, except for the Chief Compliance Officer, receives any compensation from Transamerica IDEX.

**** Elected and serves at the pleasure of the Board of Trustees of Transamerica
     IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to each fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit, Nominating, Valuation Oversight, Governance, Contract Review, Compensation, Marketing Oversight and Proxy Voting Committees. Each committee is composed of members who are Independent Trustees.

                                                                                                           NUMBER OF
                                                                                                            MEETINGS
                                                                                                          HELD DURING
                                                                                                          LAST FISCAL
                                                                                                              YEAR
   COMMITTEE                             FUNCTIONS                                    MEMBERS             10/31/2005
   ---------                             ---------                                    -------             -----------
AUDIT             The Audit Committee reviews the financial reporting       John Waechter, Chairman;
                  process, the system of internal control, the audit        Janice Case; Charles
                  process, and the Transamerica IDEX process for            Harris; Daniel Calabria;
                  monitoring compliance with investment restrictions and    Leo Hill; Peter Brown and
                  applicable laws and the Transamerica IDEX Code of         William Short, Jr.
                  Ethics.

NOMINATING        The Nominating Committee operates under a written         Peter Brown, Chairman;
                  charter. The Nominating Committee nominates and           Daniel Calabria; Charles
                  evaluates Independent Trustee candidates. The             Harris, Russ Kimball and
                  Nominating Committee meets periodically, as               William Short, Jr.
                  necessary, and met twice during Transamerica IDEX's
                  most recently completed fiscal year. While the
                  Nominating Committee is solely responsible for the
                  selection and nomination of potential candidates to
                  serve on the Board, the Nominating Committee may
                  consider nominations from shareholders of the funds.

                                                                                                           NUMBER OF
                                                                                                            MEETINGS
                                                                                                          HELD DURING
                                                                                                          LAST FISCAL
                                                                                                              YEAR
   COMMITTEE                             FUNCTIONS                                    MEMBERS             10/31/2005
   ---------                             ---------                                    -------             -----------
                  Shareholders may submit for the Nominating
                  Committee's consideration, recommendations regarding
                  potential nominees for service on the Board. Each
                  eligible shareholder or shareholder group may submit
                  no more than one nominee each calendar year.

                  In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in Transamerica IDEX's organizational documents, including qualification as a possible
                  Independent Director/Trustee if the nominee is to serve in that capacity; the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group;
                  neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group; the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section
                  2(a)(19) of the 1940 Act); and a shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

                  In addition, in order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a fund's (or a series thereof) securities that are eligible to vote both at the time of

                                                                                                           NUMBER OF
                                                                                                            MEETINGS
                                                                                                          HELD DURING
                                                                                                          LAST FISCAL
                                                                                                              YEAR
   COMMITTEE                             FUNCTIONS                                    MEMBERS             10/31/2005
   ---------                             ---------                                    -------             -----------
                  submission of the nominee and at the time of the
                  Board member election (each of the securities used
                  for purposes of calculating this ownership must have
                  been held continuously for at least two years as of
                  the date of the nomination); in addition, such
                  securities must continue to be held through the date
                  of the meeting and the nominating shareholder or
                  shareholder group must also bear the economic risk of
                  the investment; and the nominating shareholder or
                  shareholder group must also submit a certification
                  which provides the number of shares which the person
                  or group has (a) sole power to vote or direct the
                  vote, (b) shared power to vote or direct the vote,
                  (c) sole power to dispose or direct the disposition
                  of such shares, and (d) shared power to dispose or
                  direct the disposition of such shares (in addition
                  the certification shall provide that the shares have
                  been held continuously for at least two years).

                  In assessing the qualifications of a potential candidate for membership on the Board, the Nominating
                  Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

COMPENSATION      Reviews compensation arrangements for each Trustee.       Janice Case and Charles          [_____]
                                                                            Harris, Co-Chairs;  Peter
                                                                            Brown; Daniel Calabria;
                                                                            Russell Kimball; Leo Hill;
                                                                            William Short, Jr.; John
                                                                            Waechter and Jack Zimmerman

VALUATION         Oversees the process by which the funds calculate their   Leo Hill, Chairman;              [_____]
OVERSIGHT         net asset value to verify consistency with the funds'     Charles Harris and William
                  valuation policies and procedures, industry guidance,     Short, Jr.
                  interpretative positions issued by the SEC and its
                  staff, and industry best practices.

PROXY VOTING      Provides the Fund's consent to vote in matters where      Russ Kimball, Chairman;          [_____]
                  the Adviser or Sub-Adviser seeks such consent because     William Short, Jr. and Leo
                  of a conflict of interest that arises in connection       Hill
                  with a particular vote, or for other reasons.  The
                  Proxy Voting Committee also may review the Adviser's
                  and each Sub-Adviser's proxy voting policies and
                  procedures in lieu of submission of the policies and
                  procedures to the entire Board for approval.

GOVERNANCE        Provides oversight responsibilities and monitors          Daniel Calabria, Chairman;        [_____]
                  certain issues, in consultation with the CCO and          William Short, Jr. and Leo
                  independent trustees' counsel, that affect the duties     Hill
                  of independent members of the Board.

CONTRACT REVIEW   Reviews contracts between or among the funds and their    Russell Kimball, Jr.,             [_____]
                  service providers. Oversight responsibilities for the     Chairman; Daniel Calabria

                  process of evaluating new contracts, reviewing existing   Jack Zimmerman and Janice
                  contracts on a periodic basis and making                  Case
                  recommendations to the Board with respect to any
                  contracts affecting the funds.
MARKETING         Oversees the marketing efforts on behalf of the Funds.    Robert Anderson, Chairman
OVERSIGHT                                                                          and Janice Case

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of Transamerica IDEX, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2005:

                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                              DOLLAR RANGE OF EQUITY   REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
 NAME OF TRUSTEE              SECURITIES IN THE FUND             IN FAMILY OF INVESTMENT COMPANIES
----------------              ----------------------   ----------------------------------------------------
Robert L. Anderson(1)
Peter R. Brown(2)
Daniel Calabria(2)
Janice B. Case
Charles C. Harris(2)
Leo J. Hill(2)
Russell A. Kimball, Jr. (2)
Thomas P. O'Neill*
Brian C. Scott*
William W. Short, Jr.
Jack E. Zimmerman
John W. Waechter

* Interested Trustees as defined in the 1940 Act due to employment with a TFAI affiliate.

(1)  Mr. Anderson did not become a Trustee until September 2005.

(2) A portion of the dollar range of equity securities in the Fund for this Trustee consists of allocations made under the fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2005 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, sub-advisers or Distributor of the fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                          NAME OF OWNERS AND RELATIONSHIPS             TITLE OF      VALUE OF
NAME OF TRUSTEE                      TO TRUSTEE              COMPANY     CLASS      SECURITIES    PERCENT OF CLASS
----------------          --------------------------------   -------   --------   -------------   ----------------
Peter R. Brown
Charles C. Harris         Mary A. Harris, Spouse
Russell A. Kimball, Jr.   Martha A. Kimball, Spouse
William W. Short, Jr.     Joyce J. Short, Spouse
Robert L. Anderson        N/A
Daniel Calabria           N/A
Janice B. Case            N/A
Leo J. Hill               N/A
Jack E. Zimmerman         Patricia A. Zimmerman, Spouse
John W. Waechter          N/A

Disinterested Trustees receive a total annual retainer fee of $64,000 from the TA IDEX funds, of which the funds pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the fund. The Chairman of the Board also receives an additional retainer of $40,000 per year. Each Audit Committee member receives an additional retainer of $6,000, except the audit committee financial expert, whose additional retainer amounts to $10,000. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the fund. Under the Plan, compensation may be deferred that would otherwise be payable by Transamerica IDEX and/or ATST to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any material impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the funds for the fiscal year ended October 31, 2005.

                               COMPENSATION TABLE

                                     AGGREGATE
                                 COMPENSATION FROM      PENSION OR RETIREMENT
                                 TRANSAMERICA IDEX   BENEFITS ACCRUED AS PART OF    TOTAL COMPENSATION PAID TO
NAME OF PERSON, POSITION          MUTUAL FUNDS(1)          FUND EXPENSES           TRUSTEES FROM FUND COMPLEX(2)
------------------------         -----------------   ---------------------------   -----------------------------
Robert L. Anderson, Trustee(3)         $--                       $--                             $--
Peter R. Brown, Trustee                $                         $--                             $
Daniel Calabria, Trustee               $                         $                               $
Janice Case, Trustee                   $                         $--                             $
Charles C. Harris, Trustee             $                         $                               $
Leo Hill, Trustee                      $                         $                               $
Russell Kimball, Trustee               $                         $                               $
William W. Short, Jr., Trustee         $                         $--                             $
Jack E. Zimmerman, Trustee             $                         $--                             $
John W. Waechter(4)                    $--                       $--                             $--
                                       ---                       ---                             ---
   Total:                              $                         $                               $
                                       ===                       ===                             ===

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2005 were as follows: Peter R. Brown, $[____]; Daniel Calabria, $[____]; William W. Short, Jr., $[____]; Charles C. Harris, $[____]; Russell A. Kimball, Jr., $[____]; Janice B. Case, $[____]; Leo J. Hill, $[____]; Jack E. Zimmerman, $[____], Robert L. Anderson, $[____], and John W. Waechter, $[____].

(2)  The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.

(3)  Mr. Anderson did not become a Trustee until September 2005.

(4)  Mr. Waechter did not become a Trustee until February 25, 2005.

The Board of Trustees adopted a policy whereby any Disinterested Trustee of the funds, who held office on September 1, 1990, and had served at least five years as a Trustee may have, subject to certain limitations, elected upon his resignation to serve as a Trustee Emeritus for a period of five years with fifteen years of service, three years with ten years of service and two years with five years of service. A Trustee Emeritus has no authority, power or responsibility with respect to any matter of the funds. While serving as such, a Trustee Emeritus is entitled to receive from the funds an annual fee equal to the retainer as paid to the Independent Trustees/Director of each fund that such Trustee/Director Emeritus has served, plus reimbursement of expenses incurred for attendance at Board meetings. A Trustee Emeritus that served as Chairperson of the Board of a fund will also receive 50% of the additional retainer that is designated for the position of Chairperson.

During the fiscal year ended October 31, 2005, the TA IDEX funds paid $_____ in Trustees' fees and expenses and $____ in Trustee Emeritus fees or expenses. As of December 31, 2005, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the TA IDEX funds.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the funds has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the funds ("Secretary"), as follows:

                                Board of Trustees
                                Transamerica IDEX Mutual Funds
                                c/o Secretary
                                570 Carillon Parkway
                                St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder; (ii) identify the fund to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. With respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or
(ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a fund; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                               DEALER REALLOWANCES

CLASS A, CLASS B, CLASS C AND CLASS M SHARES ONLY (NOT APPLICABLE TO CLASS I OR CLASS R SHARES).

Transamerica IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, AFSG may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

                        CLASS A SHARE DEALER REALLOWANCES

         (all funds except TA IDEX Transamerica Flexible Income, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Convertible
                Securities and TA IDEX Transamerica Money Market

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
Under $50 Thousand                               4.75%
   $50 Thousand to under $100 Thousand           4.00%
   $100 Thousand to under $250 Thousand          2.75%
   $250 Thousand to under $500 Thousand          2.25%
   $500 Thousand to under $1 Million             1.75%
For purchases of $1 Million and above:
   $1 Million to under $5 Million                1.00%
   $5 Million to under $50 Million          Plus 0.50%
   $50 Million and above                    Plus 0.25%

                        CLASS A SHARE DEALER REALLOWANCES

                 (TA IDEX Transamerica Flexible Income, TA IDEX
  Transamerica High-Yield Bond and TA IDEX Transamerica Convertible Securities

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
Under $50 Thousand                             4.00%
   $50 Thousand to under $100 Thousand         3.25%
   $100 Thousand to under $250 Thousand        2.75%
   $250 Thousand to under $500 Thousand        1.75%
   $500 Thousand to under $1 Million           1.00%
For purchases of $1 Million and above:
   $1 Million to under $5 Million              0.50%
   $5 Million and above                   Plus 0.25%

                        CLASS B SHARE DEALER REALLOWANCES

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
All purchases                                  4.00%*

                        CLASS C SHARE DEALER REALLOWANCES

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
All purchases                                  1.00%**(a)

                        CLASS M SHARE DEALER REALLOWANCES
                       (TA IDEX Protected Principal Stock)

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
All purchases                                  [ ]%**

                        CLASS T SHARE DEALER REALLOWANCES
                             (TA IDEX Janus Growth)

                                            REALLOWANCE TO
                                            DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
------------------                        -----------------
Under $10,000                                   7.00%
$10,000 to under $25,000                        6.25%
$25,000 to under $50,000                        5.50%
$50,000 to under $75,000                        5.00%
$75,000 to under $100,000                       4.25%
$100,000 to under $250,000                      3.75%
$250,000 to under $500,000                      2.50%
$500,000 to under $1,000,000                    1.00%
$1,000,000 and over                             1.00%

* From time to time, AFSG may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, AFSG will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, AFSG may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

Please note that Class A, B and C shares of the following funds are no longer offered for sale: TA IDEX American Century International; TA IDEX American Century Large Company Value; TA IDEX Clarion Global Real Estate Securities; TA IDEX Jennison Growth; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Evergreen Health Care; TA IDEX T. Rowe Price Small Cap; and TA IDEX T. Rowe Price Tax Efficient Growth.

                               DISTRIBUTION PLANS

CLASS A, CLASS B, CLASS C, CLASS M AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C, Class M and Class R shares of the fund. This Plan is structured as a Compensation Plan. CLASS T SHARES OF TA IDEX JANUS GROWTH ARE NOT SUBJECT TO DISTRIBUTION AND SERVICE FEES.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the funds under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares. Under the Plans for Class B shares (the "Class B Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares. Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares. Effective on or about the close of business on February 28, 2006, the following funds will cease accepting new investments by existing shareholders (other than reinvestment of dividends and distributions) and will cease the payment by each class of shares of the funds of Rule 12b-1 fees: TA IDEX American Century International; TA IDEX American Century Large Company Value; TA IDEX Clarion Global Real Estate Securities; TA IDEX Evergreen Health Care; TA IDEX Jennison Growth; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Small Cap; and TA IDEX T. Rowe Price Tax Efficient Growth.

Under the Plans for Class R shares (the "Class R Plans"), effective [_____], a fund may pay AFSG an annual distribution fee of up to 0.50% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class R shares.

Under the Plans for Class M shares (TA IDEX Protected Principal Stock only) (the "Class M Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.

AFSG may use the fees payable under the Class A, Class B, Class C, Class M and Class R Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C, Class R or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, AFSG also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

     Compensation to employees of AFSG;

     Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

     In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

     The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

     The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C or Class M shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

CLASS A, CLASS B, CLASS C, CLASS M AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES, WHICH DO NOT INCUR DISTRIBUTION FEES).

Total distribution expenses incurred by AFSG for the costs of promotion and distribution with respect to Class A, B, C and M shares for the funds for the fiscal year ended October 31, 2005 were as follows (please note that as the Class R Plans were not offered until after October 31, 2005, there is no expense information provided for those shares):

                          TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE
                          --------------------------------------------
                                   CLASS A   CLASS B   CLASS C
                                   -------   -------   -------
Compensation to dealers              $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                     ---       ---       ---
TOTAL                                $         $         $

                          TA IDEX AMERICAN CENTURY INTERNATIONAL
                          --------------------------------------
                                CLASS A   CLASS B   CLASS C
                                -------   -------   -------
Compensation to dealers           $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                  ---       ---       ---
TOTAL                             $         $         $

                          TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                          -------------------------------------------------
                                     CLASS A   CLASS B   CLASS C
                                     -------   -------   -------
Compensation to dealers                $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                       ---       ---       ---
TOTAL                                  $         $         $

                          TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO
                          -------------------------------------------
                                   CLASS A   CLASS B   CLASS C
                                   -------   -------   -------
Compensation to dealers              $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                     ---       ---       ---
TOTAL                                $         $         $

                          TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO
                          ---------------------------------------------
                                   CLASS A   CLASS B   CLASS C
                                   -------   -------   -------
Compensation to dealers              $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                     ---       ---       ---
TOTAL                                $         $         $

                          TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
                          ----------------------------------------------------
                                       CLASS A   CLASS B   CLASS C
                                       -------   -------   -------
Compensation to dealers                  $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                         ---       ---       ---
TOTAL                                    $         $         $

                          TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES
                          ---------------------------------------------
                                   CLASS A   CLASS B   CLASS C
                                   -------   -------   -------
Compensation to dealers              $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                     ---       ---       ---
TOTAL                                $         $         $

                          TA IDEX EVERGREEN HEALTH CARE
                          -----------------------------
                           CLASS A   CLASS B   CLASS C
                           -------   -------   -------
Compensation to dealers      $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                             ---       ---       ---
TOTAL                        $         $         $

                          TA IDEX GREAT COMPANIES -- AMERICA(SM)
                          --------------------------------------
                                CLASS A   CLASS B   CLASS C
                                -------   -------   -------

Compensation to dealers           $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                  ---       ---       ---
TOTAL                             $         $         $

                          TA IDEX TEMPLETON GREAT COMPANIES GLOBAL
                          ----------------------------------------
                                 CLASS A   CLASS B   CLASS C
                                 -------   -------   -------
Compensation to dealers            $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                   ---       ---       ---
TOTAL                              $         $         $

                          TA IDEX GREAT COMPANIES -- TECHNOLOGY(SM)
                          -----------------------------------------
                                 CLASS A   CLASS B   CLASS C
                                 -------   -------   -------
Compensation to dealers            $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                   ---       ---       ---
TOTAL                              $         $         $

                          TA IDEX TRANSAMERICA SMALL/MID CAP VALUE
                          ----------------------------------------
                                CLASS A   CLASS B   CLASS C
                                -------   -------   -------
Compensation to dealers           $         $         $
Compensation to sales
   personnel
Printing and
Postage
Promotional Expenses
Travel
Office and other
   expenses
                                  ---       ---       ---
TOTAL                             $         $         $

                          TA IDEX INTERNATIONAL MULTI-MANAGER FUND
                          ----------------------------------------
                                 CLASS A   CLASS B   CLASS C
                                 -------   -------   -------
Compensation to
   dealers                         $         $         $
Compensation to sales
   personnel
Printing and Postage
Promotional Expenses
Travel
Office and other
   expenses
                                   ---       ---       ---
TOTAL                              $         $         $

                                  TA IDEX TRANSAMERICA BALANCED
                                  -----------------------------
                                   CLASS A   CLASS B   CLASS C
                                   -------   -------   -------
Compensation to dealers              $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                     ---       ---       ---
TOTAL                                $         $         $

                                  TA IDEX TRANSAMERICA FLEXIBLE INCOME
                                  ------------------------------------
                                       CLASS A   CLASS B   CLASS C
                                       -------   -------   -------
Compensation to dealers                  $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses                ---       ---       ---
TOTAL                                    $         $         $

                                     TA IDEX JANUS GROWTH*
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers             $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                    ---       ---       ---
TOTAL                               $         $         $

                                    TA IDEX SALOMON ALL CAP
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers             $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                    ---       ---       ---
TOTAL                               $         $         $

                                  TA IDEX PIMCO REAL RETURN TIPS
                                  ------------------------------
                                    CLASS A   CLASS B   CLASS C
                                    -------   -------   -------
Compensation to dealers               $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                      ---       ---       ---
TOTAL                                 $         $         $

                                    TA IDEX JENNISON GROWTH
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers             $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                    ---       ---       ---
TOTAL                               $         $         $

                                     TA IDEX MARSICO GROWTH
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers             $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                    ---       ---       ---
TOTAL                               $         $         $

                                   TA IDEX PIMCO TOTAL RETURN
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers             $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                    ---       ---       ---
TOTAL                               $         $         $

                                  TA IDEX SALOMON INVESTORS VALUE
                                  -------------------------------
                                    CLASS A   CLASS B   CLASS C
                                    -------   -------   -------
Compensation to dealers               $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                      ---       ---       ---
TOTAL                                 $         $         $

                                    TA IDEX PROTECTED PRINCIPAL STOCK
                                  -------------------------------------
                                  CLASS A   CLASS B   CLASS C   CLASS M
                                  -------   -------   -------   -------
Compensation to dealers             $         $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                    ---       ---       ---       ---
TOTAL                               $         $         $         $
                                    ===       ===       ===       ===

                                  TA IDEX T. ROWE PRICE SMALL CAP
                                  -------------------------------
                                    CLASS A   CLASS B   CLASS C
                                    -------   -------   -------
Compensation to dealers               $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                      ---       ---       ---
TOTAL                                 $         $         $

                                  TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
                                  ------------------------------------------
                                          CLASS A   CLASS B   CLASS C
                                          -------   -------   -------
Compensation to dealers                     $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                            ---       ---       ---
TOTAL                                       $         $         $

                                  TA IDEX TRANSAMERICA HIGH-YIELD BOND
                                  ------------------------------------
                                       CLASS A   CLASS B   CLASS C
                                       -------   -------   -------
Compensation to dealers                  $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                         ---       ---       ---
TOTAL                                    $         $         $

                                  TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES
                                  -------------------------------------------
                                          CLASS A   CLASS B   CLASS C
                                          -------   -------   -------
Compensation to dealers                     $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                            ---       ---       ---
TOTAL                                       $         $         $

                                  TA IDEX TRANSAMERICA EQUITY
                                  ---------------------------
                                  CLASS A   CLASS B   CLASS C
                                  -------   -------   -------
Compensation to dealers             $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                    ---       ---       ---
TOTAL                               $         $         $

                                  TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES
                                  -----------------------------------------
                                         CLASS A   CLASS B   CLASS C
                                         -------   -------   -------
Compensation to dealers                    $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                           ---       ---       ---
TOTAL                                      $         $         $

                                  TA IDEX TRANSAMERICA MONEY MARKET
                                  ---------------------------------
                                     CLASS A   CLASS B   CLASS C
                                     -------   -------   -------
Compensation to dealers                $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                       ---       ---       ---
TOTAL                                  $         $         $

                                  TA IDEX TRANSAMERICA VALUE BALANCED
                                  -----------------------------------
                                      CLASS A   CLASS B   CLASS C
                                      -------   -------   -------
Compensation to dealers                 $         $         $
Compensation to sales personnel
Printing and Postage
Promotional Expenses
Travel
Office and other expenses
                                        ---       ---       ---
TOTAL                                   $         $         $

* Class T shares of TA IDEX Janus Growth are not subject to annual distribution and service fees.

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received

Orders for shares of the TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX International Multi-Manager ("TA IDEX Asset Allocation funds") and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares on the TA IDEX Asset Allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding shares of the TA IDEX underlying funds on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

                 OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

      CLASS A, CLASS B, CLASS C AND CLASS M SHARES ONLY (NOT APPLICABLE TO
                                CLASS I SHARES).

                                                          NAV      MAX SALES   AMOUNT OF   OFFERING PRICE
                                                       PER SHARE     CHARGE    SALES CHG      PER SHARE
                                                       ---------   ---------   ---------   --------------
TA IDEX American Century International
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX American Century Large Company Value
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX Asset Allocation-Conservative Portfolio
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $

Class C*                                                 $           0.00%        $--           $

TA IDEX Asset Allocation - Growth Portfolio
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Asset Allocation - Moderate Growth Portfolio
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Asset Allocation - Moderate Portfolio
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Clarion Global Real Estate Securities
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX Evergreen Health Care
Class A                                                  $                        $             $
Class B                                                  $                        $             $
Class C*                                                 $                        $             $

TA IDEX Great Companies-America(SM)
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Great Companies - Technology(SM)
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX International Multi-Manager Fund
Class A                                                  $                        $             $
Class B                                                  $                        $             $
Class C*                                                 $                        $             $

TA IDEX Janus Growth
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $
Class T                                                  $           8.50%        $             $

TA IDEX Jennison Growth
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX Marsico Growth

Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX PIMCO Real Return TIPS
Class A                                                  $           4.75%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX PIMCO Total Return
Class A                                                  $           4.75%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX Protected Principal Stock
Class A                                                  $           5.50%        $
Class B                                                  $           0.00%        $
Class C*                                                 $           0.00%        $
Class M                                                  $           1.00%        $

TA IDEX Salomon All Cap
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Salomon Investors Value
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX T. Rowe Price Small Cap
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX T. Rowe Price Tax-Efficient Growth
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $             $
Class C*                                                 $           0.00%        $             $

TA IDEX Templeton Great Companies Global
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Transamerica Balanced
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $   5       0.00%        $--           $

TA IDEX Transamerica High-Yield Bond
Class A                                                  $           4.75%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Transamerica Convertible Securities
Class A                                                  $           4.75%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Transamerica Equity
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Transamerica Flexible Income
Class A                                                  $           4.75%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Transamerica Growth Opportunities
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Transamerica Money Market
Class A                                                  $1.00       0.00%        $--           $1.00
Class B                                                  $1.00       0.00%        $--           $1.00
Class C*                                                 $1.00       0.00%        $--           $1.00

TA IDEX Transamerica Small/Mid Cap Value
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

TA IDEX Transamerica Value Balanced
Class A                                                  $           5.50%        $             $
Class B                                                  $           0.00%        $--           $
Class C*                                                 $           0.00%        $--           $

* All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except for TA IDEX Protected Principal Stock.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

CLASS A, CLASS B, CLASS C AND CLASS M SHARES.

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares (also Class M shares) of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of TA IDEX Janus Growth), as a result of higher distribution and service fees applicable to the Class B, Class C and Class M shares.

CLASS I AND CLASS R SHARES .

                              SHAREHOLDER ACCOUNTS

CLASS A, CLASS B, CLASS C, CLASS M AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund's prospectus.

                               PURCHASE OF SHARES

THE FOLLOWING FUNDS ARE CLOSED TO NEW INVESTORS:

[NOTE: PLEASE VERIFY ALL CLOSED FUNDS]

TA IDEX American Century International, TA IDEX American Century Large Company Value, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Jennison Growth, TA IDEX Marsico Growth, TA IDEX

PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Small Cap, and TA IDEX T. Rowe Price Tax-Efficient Growth.

CLASS A, CLASS B, CLASS C AND CLASS M SHARES.

As stated in the prospectus, the funds currently offer investors a choice of four classes of shares: Class A, Class B , Class C and Class I shares. As stated in the prospectus, Class I shares of the TA IDEX funds in this SAI are currently offered for investment only to the TA IDEX Asset Allocation funds; and ATST Asset Allocation -- Conservative Portfolio, ATST Asset Allocation -- Growth Portfolio, ATST Asset Allocation -- Moderate Growth Portfolio, and ATST Asset Allocation -- Moderate Portfolio, each a series of ATST. Class I shares may be offered to other persons at any time in the future.

TA IDEX Janus Growth also includes Class T shares and TA IDEX Protected Principal Stock also includes Class M shares, which are not available for new investors. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Protected Principal Stock. Class A, Class B or Class C shares of a fund can be purchased through AFSG or through broker-dealers or other financial institutions that have sales agreements with AFSG. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica IDEX fund to another class of shares of the same Transamerica IDEX fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Information on sales charge reductions and/or waivers can also be found on the Transamerica IDEX website at www.transamericaidex.com.

CLASS R SHARES.

As stated in the prospectus, Class R shares of the TA IDEX funds in this SAI are currently offered for investment only to the the following funds: TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX International Multi-Manager, each a series of TA IDEX.

                                RETIREMENT PLANS

CLASS A, CLASS B, CLASS C AND CLASS M SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).

Transamerica IDEX offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank & Trust, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)' balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your Financial Advisor or Transamerica IDEX Customer Service at 1-888-233-4339 or write to Transamerica Fund Services at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B shares, Class C shares and Class M shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I Shares are not subject to the contingent deferred sales charge, Except for Class I and Class R Shares, and as further explained in the prospectus, a short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption, whether voluntary or involuntary) within five (5) NYSE trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. TA IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge ("CDSC") is waived on redemptions of Class B, Class C and Class M shares (and Class A, C and T, when applicable) in the circumstances described below. (Please note that, effective November 1, 2005, CDSCs were not charged on redemptions of Class A, Class B or Class C shares of the following funds, which are now closed to new investors and investments: TA IDEX American Century International; TA IDEX American Century Large Company Value; TA IDEX Clarion Global Real Estate Securities; TA IDEX Evergreen Health Care; TA IDEX Jennison Growth; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX T. Row Price Small Cap; TA IDEX T. Rowe Price Tax Efficient Growth.)

(a) Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made, with respect to the fund, is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) Certain Retirement Plan Withdrawals

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that convert from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the funds so purchased. The CDSC waiver may be terminated at any time, in which case only investors who formerly held Class C2 shares of the funds as of the conversion of Class C2 shares into Class C will be authorized to make additional investments in Class C shares of the funds without being subject to any CDSC otherwise payable with respect to redemptions of Class C shares through their existing accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                      TAXES

In order to qualify as a regulated investment company ("RIC") each fund must meet certain requirements regarding the source of its income, the diversification if its assets and the distribution of its income.

Each fund has qualified, and expects to continue to qualify, for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the fund controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RIC's investment income (except for qualifying dividends as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax laws generally provide for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Passive Foreign Investment Companies - Each fund may invest in the stock of passive foreign investment companies"("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

Market Discount -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consists of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Backup withholding - A fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide the fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends from investment company taxable income attributable to a fund's taxable year beginning before January 1, 2005 or after December 31, 2007 and paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") may be subject to a 30% withholding tax unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Dividends from investment company taxable income attributable to a fund's taxable year beginning after December 31, 2004 or before January 1, 2008 that are attributable to short-term capital gains or "qualified interest income" may not be subject to withholding tax, provided that such fund elects to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal laws. Qualification as a RIC does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                             PRINCIPAL SHAREHOLDERS

As of February 1, 2006, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or 5% or more of the outstanding shares of a class of a fund, except as follows:

(TO COME IN "B" FILING)

                                  MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica IDEX, a Delaware statutory trust that currently is governed by an Agreement and Declaration of Trust ("Declaration of Trust") dated February 25, 2005.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds.

Transamerica IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of Transamerica IDEX approved this reorganization, and the funds that were formed as part of the Delaware statutory trust and which are identical to the current funds assumed the assets and liabilities of the current funds, and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into several classes:
Class A, Class B, Class C, Class I, Class M (TA IDEX Protected Principal Stock only), Class R (TA IDEX Asset Allocation Funds only) and Class T (TA IDEX Janus Growth only). Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares (except TA IDEX Transamerica Money Market) are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed 24 months after purchase unless purchased through a qualified retirement plan; Class B shares are subject to a CDSC, or back- end load, at a declining rate; Class C shares are not subject to an initial sales charge and are subject to a 1% CDSC if redeemed during the first 12 months after purchase; Class M shares are subject to a 1% CDSC if redeemed during the first 18 months after purchase; Class B, Class C and Class M shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of TA IDEX Janus Growth are subject to an initial sales charge and are subject to a CDSC if redeemed 24 months after purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. (All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares, except in TA IDEX Protected Principal Stock). Transamerica IDEX does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of TA IDEX or his earlier death, resignation, bankruptcy or removal. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

[_____] serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, TFAI, each sub-adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, a sub-adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica IDEX Proxy Voting Policies and Procedures below, Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TFAI and each sub-adviser are attached or summarized in Appendix A.

Transamerica IDEX files a new SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 30, 2005, for the 12 month-period ending June 30, 2005. The form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and
(2) on the SEC's website at www.sec.gov.

TRANSAMERICA IDEX PROXY VOTING POLICIES AND PROCEDURES - ADOPTED EFFECTIVE JUNE 10, 2003.

I. STATEMENT OF PRINCIPLE

Transamerica IDEX seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), as investment adviser to Transamerica IDEX, which in turn delegates proxy voting authority for most portfolios of Transamerica IDEX to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica IDEX adopts the proxy voting policies and procedures of the adviser and sub-advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica IDEX.

III. PROXY COMMITTEE

The Board of Trustees of Transamerica IDEX has appointed a committee of the Board (the "Proxy Committee") for the purpose of providing the funds' consent to vote in matters where the adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Committee also may review the adviser's and each sub-adviser's proxy voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

IV. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

The Board of Trustees of Transamerica IDEX or the Proxy Committee of Transamerica IDEX will review on an annual basis the proxy voting policies of the adviser and sub-advisers applicable to Transamerica IDEX.

                             PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

Where:

   P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

Each fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T)  = ATV(D)

Where:

   P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and
ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5 and 10 years (up to the life of the fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                        n
                                P(1 + T)  = ATV(DR)

Where:

   P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions),
   n = the number of years, and
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the fund from the beginning date of the measuring period. These figures reflect changes in the price of the fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested in shares of the fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the fund's operations, or on a year-by-year basis).

The current yield for a particular class of shares of each of TA IDEX Transamerica Flexible Income, TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Balanced or TA IDEX Transamerica Value Balanced is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

TA IDEX TRANSAMERICA MONEY MARKET PERFORMANCE

From time to time, Transamerica IDEX may advertise performance for TA IDEX Transamerica Money Market, including "yield." This figure is based upon historical earnings and is not representative of the future performance of the fund. The yield of the fund refers to the net investment income generated by a hypothetical investment in the fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment.

The fund's seven-day yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the fund as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculations.

The fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1) 365/7-1. The fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1) 365/30-1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage on the increased dollar value of the hypothetical investment over the period.

                              FINANCIAL STATEMENTS

Audited financial statements for the funds for the fiscal year ended October 31, 2005 are incorporated by reference from the Transamerica IDEX Annual Report dated October 31, 2005. Additionally, the restated audited financial statements for TA IDEX Transamerica Money Market for the fiscal year ended October 31, 2005 are incorporated herein by reference.

                                   APPENDIX A

TRANSAMERICA FUND ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES ("TFAI PROXY POLICY")

PURPOSE. The TFAI Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TFAI's fiduciary and other duties to its clients. The purpose of the TFAI Proxy Policy is to ensure that where TFAI exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TFAI clients exercise voting authority with respect to TFAI client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TFAI client.

TFAI'S ADVISORY ACTIVITIES. TFAI acts as investment adviser to Transamerica IDEX Mutual Funds, Transamerica Income Shares, Inc., Transamerica Index Funds, Inc., Transamerica Occidental Separate Account Fund B and AEGON/Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TFAI has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TFAI and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors/Managers of the client Fund (the "Board"). TFAI serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") (Release No. IC-23379, August 5, 1998).

SUMMARY OF THE TFAI PROXY POLICY. TFAI delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TFAI will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TFAI is called upon to exercise voting authority with respect to client securities, TFAI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TFAI believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TFAI will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS. TFAI delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES - APPOINTMENT OF PROXY ADMINISTRATOR. TFAI will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

INITIAL REVIEW. On or before July 1, 2003, the Proxy Administrator will collect from each Sub-Adviser:

-    its Sub-Adviser Proxy Policy;

- a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

- a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

- The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TFAI making a recommendation to the Board. In conducting its review, TFAI recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

          - whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

          - whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

          - whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

- The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

- TFAI will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
     Section V.B.2.

- TFAI will follow the same procedure in connection with the engagement of any new Sub-Adviser.

-    Subsequent Review

- TFAI will request that each Sub-Adviser provide TFAI with prompt notice of any material change in its Sub-Adviser Proxy Policy. TFAI will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TFAI will request that each Sub-Adviser provide TFAI with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TFAI and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TFAI EXERCISE OF PROXY VOTING AUTHORITY - USE OF INDEPENDENT THIRD PARTY. If TFAI is called upon to exercise voting authority on behalf of a Fund client, TFAI will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TFAI agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY. If, in its review of the Independent Third Party recommendation, TFAI believes that the recommendation is not in the best interests of the Fund client, TFAI will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TFAI or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TFAI's proposed vote.

ASSET ALLOCATION PORTFOLIOS. For any asset allocation portfolio managed by TFAI and operated, in whole or in part, as a "fund of funds", TFAI will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TFAI will seek Board (or Committee) consent with respect to TFAI's proposed vote in accordance with the provisions of
Section VI.B.

CONFLICTS OF INTEREST BETWEEN TFAI OR ITS AFFILIATES AND THE FUNDS. The TFAI Proxy Voting Policy addresses material conflicts that may arise between TFAI or its affiliates and the Funds by, in every case where TFAI exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

RECORDKEEPING - RECORDS GENERALLY MAINTAINED. In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TFAI to maintain the following records:


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-    the TFAI Proxy Voting Policy; and

-    records of Fund client requests for TFAI proxy voting information.

RECORDS FOR TFAI EXERCISE OF PROXY VOTING AUTHORITY. In accordance with Rule 204-2(c)(2) under the Advisers Act, if TFAI exercises proxy voting authority pursuant to Section VI above, TFAI, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

- proxy statements received regarding matters it has voted on behalf of Fund clients;

-    records of votes cast by TFAI; and

- copies of any documents created by TFAI that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES. The Proxy Administrator will cause TFAI and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

-    each Sub-Adviser Proxy Policy; and

-    the materials delineated in

Article V above.

If TFAI utilizes the services of a third party for maintaining the records above specified, TFAI shall obtain an undertaking from the third party that it will provide the records promptly upon request.

TIME PERIODS FOR RECORD RETENTION. All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TFAI.

PROVISION OF TFAI PROXY POLICY TO FUND CLIENTS. The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TFAI Proxy Policy at least once each calendar year.

AEGON USA INVESTMENT MANAGEMENT, LLC

Not Applicable

ALLIANCE CAPITAL MANAGEMENT L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


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CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.


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EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

PROXIES OF CERTAIN NON-US ISSUERS


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Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of [directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans


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-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

                  EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Proxy Voting

Evergreen Investments Management Company LLC (February 1, 2004)

PROXY VOTING POLICIES AND PROCEDURES SUMMARY
STATEMENT OF PRINCIPLES

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest. CORPORATE GOVERNANCE COMMITTEE Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

SHARE BLOCKING

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

CONFLICTS OF INTEREST

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above. If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

Concise Global Proxy Voting Guidelines

CONCISE DOMESTIC PROXY VOTING GUIDELINES

1.   Auditors

2.   Board of Directors

3.   Shareholder Rights

4.   Proxy Contests

5.   Poison Pills

6.   Mergers and Corporate Restructurings

7.   Reincorporation Proposals

8.   Capital Structure


                                      C-95

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9.   Executive and Director Compensation

10.  Social and Environmental Issues

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

     -    Tenure of the audit firm

     - Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

     -    Length of the rotation period advocated in the proposal

     -    Significant audit-related issues

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

     - Insiders and affiliated outsiders on boards that are not at least majority independent

     -    Directors who sit on more than six boards

     - Compensation Committee members if there is a disconnect between the CEO's pay and performance

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Evergreen's definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


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Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Evergreen.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Evergreen applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.


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Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

     - The plan expressly permits repricing without shareholder approval for listed companies; or

     - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

     - Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

     - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

VOTE:


                                      C-98

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     -    FOR proposals for the company to amend its Equal Employment
          Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

     - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CONCISE GLOBAL PROXY VOTING GUIDELINES

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

VOTE FOR APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS,
UNLESS:

     - THERE ARE CONCERNS ABOUT THE ACCOUNTS PRESENTED OR AUDIT PROCEDURES USED; OR

     - THE COMPANY IS NOT RESPONSIVE TO SHAREHOLDER QUESTIONS ABOUT SPECIFIC ITEMS THAT SHOULD BE PUBLICLY DISCLOSED.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

VOTE FOR THE REELECTION OF AUDITORS AND PROPOSALS AUTHORIZING THE BOARD TO FIX AUDITOR FEES, UNLESS:

     - THERE ARE SERIOUS CONCERNS ABOUT THE ACCOUNTS PRESENTED OR THE AUDIT PROCEDURES USED;

     -    THE AUDITORS ARE BEING CHANGED WITHOUT EXPLANATION; OR

     - NONAUDIT-RELATED FEES ARE SUBSTANTIAL OR ARE ROUTINELY IN EXCESS OF STANDARD ANNUAL AUDIT FEES.

VOTE AGAINST THE APPOINTMENT OF EXTERNAL AUDITORS IF THEY HAVE PREVIOUSLY SERVED THE COMPANY IN AN EXECUTIVE CAPACITY OR CAN OTHERWISE BE CONSIDERED AFFILIATED WITH THE COMPANY.

ABSTAIN IF A COMPANY CHANGES ITS AUDITOR AND FAILS TO PROVIDE SHAREHOLDERS WITH AN EXPLANATION FOR THE CHANGE.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

VOTE FOR THE APPOINTMENT OR REELECTION OF STATUTORY AUDITORS, UNLESS:

     - THERE ARE SERIOUS CONCERNS ABOUT THE STATUTORY REPORTS PRESENTED OR THE AUDIT PROCEDURES USED;

     - QUESTIONS EXIST CONCERNING ANY OF THE STATUTORY AUDITORS BEING APPOINTED; OR

     - THE AUDITORS HAVE PREVIOUSLY SERVED THE COMPANY IN AN EXECUTIVE CAPACITY OR CAN OTHERWISE BE CONSIDERED AFFILIATED WITH THE COMPANY.

ALLOCATION OF INCOME

VOTE FOR APPROVAL OF THE ALLOCATION OF INCOME, UNLESS:

     - THE DIVIDEND PAYOUT RATIO HAS BEEN CONSISTENTLY BELOW 30 PERCENT WITHOUT ADEQUATE EXPLANATION; OR

     -    THE PAYOUT IS EXCESSIVE GIVEN THE COMPANY'S FINANCIAL POSITION.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

VOTE FOR MOST STOCK (SCRIP) DIVIDEND PROPOSALS.

VOTE AGAINST PROPOSALS THAT DO NOT ALLOW FOR A CASH OPTION UNLESS MANAGEMENT DEMONSTRATES THAT THE CASH OPTION IS HARMFUL TO SHAREHOLDER VALUE.

AMENDMENTS TO ARTICLES OF ASSOCIATION

VOTE AMENDMENTS TO THE ARTICLES OF ASSOCIATION ON A CASE-BY-CASE BASIS.

CHANGE IN COMPANY FISCAL TERM

VOTE FOR RESOLUTIONS TO CHANGE A COMPANY'S FISCAL TERM UNLESS A COMPANY'S MOTIVATION FOR THE CHANGE IS TO POSTPONE ITS AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

VOTE AGAINST RESOLUTIONS TO LOWER THE STOCK OWNERSHIP DISCLOSURE THRESHOLD BELOW FIVE PERCENT UNLESS SPECIFIC REASONS EXIST TO IMPLEMENT A LOWER THRESHOLD.


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AMEND QUORUM REQUIREMENTS

VOTE PROPOSALS TO AMEND QUORUM REQUIREMENTS FOR SHAREHOLDER MEETINGS ON A CASE-BY-CASE BASIS. TRANSACT OTHER BUSINESS

VOTE AGAINST OTHER BUSINESS WHEN IT APPEARS AS A VOTING ITEM.

DIRECTOR ELECTIONS

VOTE FOR MANAGEMENT NOMINEES IN THE ELECTION OF DIRECTORS, UNLESS:

     -    ADEQUATE DISCLOSURE HAS NOT BEEN MET IN A TIMELY FASHION;

     -    THERE ARE CLEAR CONCERNS OVER QUESTIONABLE FINANCES OR RESTATEMENTS;

     -    THERE HAVE BEEN QUESTIONABLE TRANSACTIONS WITH CONFLICTS OF INTEREST;

     -    THERE ARE ANY RECORDS OF ABUSES AGAINST MINORITY SHAREHOLDER
          INTERESTS; AND

     -    THE BOARD FAILS TO MEET MINIMUM CORPORATE GOVERNANCE STANDARDS.

VOTE FOR INDIVIDUAL NOMINEES UNLESS THERE ARE SPECIFIC CONCERNS ABOUT THE INDIVIDUAL, SUCH AS CRIMINAL WRONGDOING OR BREACH OF FIDUCIARY RESPONSIBILITIES.

VOTE AGAINST SHAREHOLDER NOMINEES UNLESS THEY DEMONSTRATE A CLEAR ABILITY TO CONTRIBUTE POSITIVELY TO BOARD DELIBERATIONS.

VOTE AGAINST INDIVIDUAL DIRECTORS IF REPEATED ABSENCES AT BOARD MEETINGS HAVE NOT BEEN EXPLAINED (IN COUNTRIES WHERE THIS INFORMATION IS DISCLOSED).

DIRECTOR COMPENSATION

VOTE FOR PROPOSALS TO AWARD CASH FEES TO NONEXECUTIVE DIRECTORS UNLESS THE AMOUNTS ARE EXCESSIVE RELATIVE TO OTHER COMPANIES IN THE COUNTRY OR INDUSTRY.

VOTE NONEXECUTIVE DIRECTOR COMPENSATION PROPOSALS THAT INCLUDE BOTH CASH AND SHARE-BASED COMPONENTS ON A CASE-BY-CASE BASIS.

VOTE PROPOSALS THAT BUNDLE COMPENSATION FOR BOTH NONEXECUTIVE AND EXECUTIVE DIRECTORS INTO A SINGLE RESOLUTION ON A CASE-BY-CASE BASIS.

VOTE AGAINST PROPOSALS TO INTRODUCE RETIREMENT BENEFITS FOR NONEXECUTIVE DIRECTORS.

DISCHARGE OF BOARD AND MANAGEMENT

VOTE FOR DISCHARGE OF THE BOARD AND MANAGEMENT, UNLESS:

     - THERE ARE SERIOUS QUESTIONS ABOUT ACTIONS OF THE BOARD OR MANAGEMENT FOR THE YEAR IN QUESTION; OR

     -    LEGAL ACTION IS BEING TAKEN AGAINST THE BOARD BY OTHER SHAREHOLDERS.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

VOTE PROPOSALS SEEKING INDEMNIFICATION AND LIABILITY PROTECTION FOR DIRECTORS AND OFFICERS ON A CASE-BY-CASE BASIS.

VOTE AGAINST PROPOSALS TO INDEMNIFY AUDITORS.

BOARD STRUCTURE

VOTE FOR PROPOSALS TO FIX BOARD SIZE.

VOTE AGAINST THE INTRODUCTION OF CLASSIFIED BOARDS AND MANDATORY RETIREMENT AGES FOR DIRECTORS.

VOTE AGAINST PROPOSALS TO ALTER BOARD STRUCTURE OR SIZE IN THE CONTEXT OF A FIGHT FOR CONTROL OF THE COMPANY OR THE BOARD.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

VOTE FOR ISSUANCE REQUESTS WITH PREEMPTIVE RIGHTS TO A MAXIMUM OF 100 PERCENT OVER CURRENTLY ISSUED CAPITAL.

VOTE FOR ISSUANCE REQUESTS WITHOUT PREEMPTIVE RIGHTS TO A MAXIMUM OF 20 PERCENT OF CURRENTLY ISSUED CAPITAL.

SPECIFIC ISSUANCES:


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VOTE ON A CASE-BY-CASE BASIS ON ALL REQUESTS, WITH OR WITHOUT PREEMPTIVE RIGHTS.

INCREASES IN AUTHORIZED CAPITAL

VOTE FOR NONSPECIFIC PROPOSALS TO INCREASE AUTHORIZED CAPITAL UP TO 100 PERCENT OVER THE CURRENT AUTHORIZATION UNLESS THE INCREASE WOULD LEAVE THE COMPANY WITH LESS THAN 30 PERCENT OF ITS NEW AUTHORIZATION OUTSTANDING.

VOTE FOR SPECIFIC PROPOSALS TO INCREASE AUTHORIZED CAPITAL TO ANY AMOUNT,
UNLESS:

     - THE SPECIFIC PURPOSE OF THE INCREASE (SUCH AS A SHARE-BASED ACQUISITION OR MERGER) DOES NOT MEET EVERGREEN GUIDELINES FOR THE PURPOSE BEING PROPOSED; OR

     - THE INCREASE WOULD LEAVE THE COMPANY WITH LESS THAN 30 PERCENT OF ITS NEW AUTHORIZATION OUTSTANDING AFTER ADJUSTING FOR ALL PROPOSED ISSUANCES (AND LESS THAN 25 PERCENT FOR COMPANIES IN JAPAN).

VOTE AGAINST PROPOSALS TO ADOPT UNLIMITED CAPITAL AUTHORIZATIONS.

REDUCTION OF CAPITAL

VOTE FOR PROPOSALS TO REDUCE CAPITAL FOR ROUTINE ACCOUNTING PURPOSES UNLESS THE TERMS ARE UNFAVORABLE TO SHAREHOLDERS.

VOTE PROPOSALS TO REDUCE CAPITAL IN CONNECTION WITH CORPORATE RESTRUCTURING ON A CASE-BY-CASE BASIS.

CAPITAL STRUCTURES

VOTE FOR RESOLUTIONS THAT SEEK TO MAINTAIN OR CONVERT TO A ONE SHARE, ONE VOTE CAPITAL STRUCTURE.

VOTE AGAINST REQUESTS FOR THE CREATION OR CONTINUATION OF DUAL CLASS CAPITAL STRUCTURES OR THE CREATION OF NEW OR ADDITIONAL SUPERVOTING SHARES.

PREFERRED STOCK

VOTE FOR THE CREATION OF A NEW CLASS OF PREFERRED STOCK OR FOR ISSUANCES OF PREFERRED STOCK UP TO 50 PERCENT OF ISSUED CAPITAL UNLESS THE TERMS OF THE PREFERRED STOCK WOULD ADVERSELY AFFECT THE RIGHTS OF EXISTING SHAREHOLDERS.

VOTE FOR THE CREATION/ISSUANCE OF CONVERTIBLE PREFERRED STOCK AS LONG AS THE MAXIMUM NUMBER OF COMMON SHARES THAT COULD BE ISSUED UPON CONVERSION MEETS EVERGREEN'S GUIDELINES ON EQUITY ISSUANCE REQUESTS.

VOTE AGAINST THE CREATION OF A NEW CLASS OF PREFERENCE SHARES THAT WOULD CARRY SUPERIOR VOTING RIGHTS TO THE COMMON SHARES.

VOTE AGAINST THE CREATION OF BLANK CHECK PREFERRED STOCK UNLESS THE BOARD CLEARLY STATES THAT THE AUTHORIZATION WILL NOT BE USED TO THWART A TAKEOVER BID.

VOTE PROPOSALS TO INCREASE BLANK CHECK PREFERRED AUTHORIZATIONS ON A CASE-BY-CASE BASIS.

DEBT ISSUANCE REQUESTS

VOTE NONCONVERTIBLE DEBT ISSUANCE REQUESTS ON A CASE-BY-CASE BASIS, WITH OR WITHOUT PREEMPTIVE RIGHTS.

VOTE FOR THE CREATION/ISSUANCE OF CONVERTIBLE DEBT INSTRUMENTS AS LONG AS THE MAXIMUM NUMBER OF COMMON SHARES THAT COULD BE ISSUED UPON CONVERSION MEETS EVERGREEN'S GUIDELINES ON EQUITY ISSUANCE REQUESTS.

VOTE FOR PROPOSALS TO RESTRUCTURE EXISTING DEBT ARRANGEMENTS UNLESS THE TERMS OF THE RESTRUCTURING WOULD ADVERSELY AFFECT THE RIGHTS OF SHAREHOLDERS.

PLEDGING OF ASSETS FOR DEBT

VOTE PROPOSALS TO APPROVE THE PLEDGING OF ASSETS FOR DEBT ON A CASE-BY-CASE
BASIS.

INCREASE IN BORROWING POWERS

VOTE PROPOSALS TO APPROVE INCREASES IN A COMPANY'S BORROWING POWERS ON A CASE-BY-CASE BASIS.

SHARE REPURCHASE PLANS:

VOTE FOR SHARE REPURCHASE PLANS, UNLESS:

     -    CLEAR EVIDENCE OF PAST ABUSE OF THE AUTHORITY IS AVAILABLE; OR

     -    THE PLAN CONTAINS NO SAFEGUARDS AGAINST SELECTIVE BUYBACKS.

REISSUANCE OF SHARES REPURCHASED:

VOTE FOR REQUESTS TO REISSUE ANY REPURCHASED SHARES UNLESS THERE IS CLEAR EVIDENCE OF ABUSE OF THIS AUTHORITY IN THE PAST.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:


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VOTE FOR REQUESTS TO CAPITALIZE RESERVES FOR BONUS ISSUES OF SHARES OR TO
INCREASE PAR VALUE.

REORGANIZATIONS/RESTRUCTURINGS:

VOTE REORGANIZATIONS AND RESTRUCTURINGS ON A CASE-BY-CASE BASIS.

MERGERS AND ACQUISITIONS:

VOTE FOR MERGERS AND ACQUISITIONS, UNLESS:

     - THE IMPACT ON EARNINGS OR VOTING RIGHTS FOR ONE CLASS OF SHAREHOLDERS IS DISPROPORTIONATE TO THE RELATIVE CONTRIBUTIONS OF THE GROUP; OR

     - THE COMPANY'S STRUCTURE FOLLOWING THE ACQUISITION OR MERGER DOES NOT REFLECT GOOD CORPORATE GOVERNANCE.

VOTE AGAINST IF THE COMPANIES DO NOT PROVIDE SUFFICIENT INFORMATION UPON REQUEST TO MAKE AN INFORMED VOTING DECISION.

ABSTAIN IF THERE IS INSUFFICIENT INFORMATION AVAILABLE TO MAKE AN INFORMED VOTING DECISION.

MANDATORY TAKEOVER BID WAIVERS:

VOTE PROPOSALS TO WAIVE MANDATORY TAKEOVER BID REQUIREMENTS ON A CASE-BY-CASE BASIS.

REINCORPORATION PROPOSALS:

VOTE REINCORPORATION PROPOSALS ON A CASE-BY-CASE BASIS.

EXPANSION OF BUSINESS ACTIVITIES:

VOTE FOR RESOLUTIONS TO EXPAND BUSINESS ACTIVITIES UNLESS THE NEW BUSINESS TAKES THE COMPANY INTO RISKY AREAS.

RELATED-PARTY TRANSACTIONS:

VOTE RELATED-PARTY TRANSACTIONS ON A CASE-BY-CASE BASIS.

COMPENSATION PLANS:

VOTE COMPENSATION PLANS ON A CASE-BY-CASE BASIS.

ANTITAKEOVER MECHANISMS:

VOTE AGAINST ALL ANTITAKEOVER PROPOSALS UNLESS THEY ARE STRUCTURED IN SUCH A WAY THAT THEY GIVE SHAREHOLDERS THE ULTIMATE DECISION ON ANY PROPOSAL OR OFFER.

SHAREHOLDER PROPOSALS:

VOTE ALL SHAREHOLDER PROPOSALS ON A CASE-BY-CASE BASIS.

VOTE FOR PROPOSALS THAT WOULD IMPROVE THE COMPANY'S CORPORATE GOVERNANCE OR BUSINESS PROFILE AT A REASONABLE COST.

VOTE AGAINST PROPOSALS THAT LIMIT THE COMPANY'S BUSINESS ACTIVITIES OR CAPABILITIES OR RESULT IN SIGNIFICANT COSTS BEING INCURRED WITH LITTLE OR NO BENEFIT.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

PROXY VOTING PROCEDURES

Federated Equity Management Company of Pennsylvania, ("Federated") has adopted the following procedures to implement its Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to Federated authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved Federated's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES

Federated's general policy is to cast proxy votes in favor of proposals that Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.


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The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). Federated will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. Federated will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. Federated believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), Federated will not vote proxies for such shares.

PROXY VOTING PROCEDURES

Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. Federated has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. Federated's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

CONFLICTS OF INTEREST

Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated or Distributor. This may occur where a significant business relationship exists between Federated (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated have influenced proxy votes. Any employee of Federated who is contacted by an Interested Company regarding proxies


                                      C-103

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to be voted by Federated must refer the Interested Company to a member of the
Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did.

If the Fund holds shares of another investment company for which Federated (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of Federated at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

GATEWAY INVESTMENT ADVISERS, L.P.
PROXY VOTING POLICIES AND PROCEDURES (JULY 1, 2003)

The following are the proxy voting policies and procedures of Gateway Investment Advisers, L.P. for its clients who desire Gateway to vote on their behalf, including registered investment companies which Gateway manages or sub-advises.

INTRODUCTION

Gateway Investment Advisers, L.P. (hereinafter "Gateway") recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as "Clients"). Gateway, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its Clients. Gateway, in turn, has formally adopted the Institutional Shareholder Services ("ISS") proxy voting guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway. A summary of ISS's proxy voting guidelines ("ISS Guidelines") can be found below in the section entitled, "Proxy Voting Guidelines Summary". The Directors of Gateway Investment Advisers, Inc., the general partner of Gateway will review these proxy policies and voting procedures on a periodic basis.

ROLE OF PROXY VOTING AGENT

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client's custodian, to ensure that all proxy ballots relating to a Client's portfolio securities are processed in a timely manner. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

     - Gateway's portfolio management team has decided to override the ISS vote recommendation for a Client based on it own determination that the Client would best be served with a vote contrary to the ISS recommendation. Such decision(s) will be documented by Gateway and communicated to ISS;

     - ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team will document the reason(s) used in determining a vote and communicate Gateway's voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS's guidelines.

CONFLICTS OF INTEREST

From time to time, Gateway or an employee or other affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.


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ONLY in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations shall be recorded and reported to the Board of Directors of Gateway Investment Advisers, Inc.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

-    this Gateway proxy voting policy;

- records of Clients' written requests for this policy and/or their voting record;

-    Gateway's written response to such written or oral requests;

- a copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway's portfolio management team votes contrary to ISS's recommendation.

ISS will make and retain, on Gateway's behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request) the following documents:

-    a copy of a proxy statement*;

-    a record of each vote cast by Gateway on behalf of a Client;

-    a copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision. * Gateway may also rely on obtaining a copy from the EDGAR system

HOW TO OBTAIN VOTING INFORMATION

At any time, a Client may obtain this entire Proxy Voting Policies and Procedures and his or her voting record upon the Client's written or oral request to Gateway. The information in this paragraph will also be included in Gateway's Form ADV Part II.

PROXY VOTING GUIDELINES SUMMARY

See the attached Proxy Voting Guidelines Summary

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

-    Fees for non-audit services are excessive, or


                                     C-105

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-    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

-    Implement or renew a dead-hand or modified dead-hand poison pill

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Failed to act on takeover offers where the majority of the shareholders tendered their shares

- Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

- Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

- Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

-    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS


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Vote CASE-BY-CASE on proposals that establish or amend director qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-    Majority of independent directors on board

-    All-independent key committees

-    Committee chairpersons nominated by the independent directors

-    CEO performance reviewed annually by a committee of outside directors

-    Established governance guidelines

-    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

-    Background to the proxy contest

-    Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS


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Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

-    Purchase price o Fairness opinion

-    Financial and strategic benefits

-    How the deal was negotiated

-    Conflicts of interest

-    Other alternatives for the business

-    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Impact on the balance sheet/working capital

-    Potential elimination of diseconomies

-    Anticipated financial and operating benefits

-    Anticipated use of funds

-    Value received for the asset

-    Fairness opinion

-    How the deal was negotiated

-    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market


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value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

-    Dilution to existing shareholders' position

-    Terms of the offer

-    Financial issues

-    Management's efforts to pursue other alternatives

-    Control issues

-    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

-    The reasons for the change

-    Any financial or tax benefits

-    Regulatory benefits

-    Increases in capital structure

-    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

-    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR
ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

- Prospects of the combined company, anticipated financial and operating benefits

-    Offer price

-    Fairness opinion

-    How the deal was negotiated

-    Changes in corporate governance

-    Change in the capital structure

-    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES


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Votes on proposals regarding private placements should be determined on a
CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

-    Tax and regulatory advantages

-    Planned use of the sale proceeds

-    Valuation of spinoff

-    Fairness opinion

-    Benefits to the parent company

-    Conflicts of interest

-    Managerial incentives

-    Corporate governance changes

-    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.


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STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS


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Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

-    Cash compensation, and

-    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-    Historic trading patterns

-    Rationale for the repricing

-    Value-for-value exchange

-    Option vesting

-    Term of the option

-    Exercise price

-    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value

-    Offering period is 27 months or less, and

-    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:


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-    Purchase price is less than 85 percent of fair market value, or

-    Offering period is greater than 27 months, or

-    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

-    Whether the proposal mandates that all awards be performance-based

- Whether the proposal extends beyond executive awards to those of lower-ranking employees

- Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

- The parachute should be less attractive than an ongoing employment opportunity with the firm

-    The triggering mechanism should be beyond the control of management

- The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and


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-    The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

-    Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

-    Whether the company already limits price increases of its products

- Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

-    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

-    The costs and feasibility of labeling and/or phasing out

- The nature of the company's business and the proportion of it affected by the proposal

- The proportion of company sales in markets requiring labeling or GMO-free products

-    The extent that peer companies label or have eliminated GMOs

- Competitive benefits, such as expected increases in consumer demand for the company's products

- The risks of misleading consumers without federally mandated, standardized labeling

-    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

-    The extent that peer companies have eliminated GMOs

- The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

- Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

- The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

-    Peer companies' policies to prevent abusive lending practices.

TOBACCO


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Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

-    Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

-    The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

-    Whether the company has gone as far as peers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

- Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

-    The percentage of the company's business affected

- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

-    Spinoff tobacco-related businesses:

-    The percentage of the company's business affected

-    The feasibility of a spinoff

- Potential future liabilities related to the company's tobacco business. Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

-    Whether there are publicly available environmental impact reports;

- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

-    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

-    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

-    The company's level of disclosure lags that of its competitors, or

- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

-    The nature of the company's business and the percentage affected

-    The extent that peer companies are recycling


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-    The timetable prescribed by the proposal

-    The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

-    The nature of the company's business and the percentage affected

- The extent that peer companies are switching from fossil fuels to cleaner sources

-    The timetable and specific action prescribed by the proposal

-    The costs of implementation

-    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

-    The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

-    The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

-    Independence of the compensation committee

-    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

-    The nature and amount of company business in that country

-    The company's workplace code of conduct

-    Proprietary and confidential information involved

-    Company compliance with U.S. regulations on investing in the country

-    Level of peer company involvement in the country.


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INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

-    Agreements with foreign suppliers to meet certain workplace standards

-    Whether company and vendor facilities are monitored and how

-    Company participation in fair labor organizations

-    Type of business

-    Proportion of business conducted overseas

-    Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

-    Peer company standards and practices

-    Union presence in company's international factories

- Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

-    The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

-    Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

-    The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

-    The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

-    The level of the company's investment in Northern Ireland

-    The number of company employees in Northern Ireland

-    The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

-    Whether the company has in the past manufactured landmine components

-    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

-    What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

-    The percentage of revenue derived from cluster bomb manufacture

-    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

-    The information is already publicly available or

-    The disclosures sought could compromise proprietary information.


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WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

- Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

-    The degree of board diversity

-    Comparison with peer companies

-    Established process for improving board diversity

-    Existence of independent nominating committee

-    Use of outside search firm

-    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

-    The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

-    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

-    The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

- Whether the company's EEO policy is already in compliance with federal, state and local laws

- Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

-    The industry norm for including sexual orientation in EEO statements

- Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

-    Board structure

-    Director independence and qualifications

-    Attendance at board and committee meetings.

Votes should be withheld from directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- Ignore a shareholder proposal that is approved by a majority of shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

-    Are interested directors and sit on the audit or nominating committee, or

- Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

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CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

-    Past performance as a closed-end fund

-    Market in which the fund invests

-    Measures taken by the board to address the discount

-    Past shareholder activism, board activity

-    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Past performance relative to its peers

-    Market in which fund invests

-    Measures taken by the board to address the issues

-    Past shareholder activism, board activity, and votes on related proposals

-    Strategy of the incumbents versus the dissidents

-    Independence of directors

-    Experience and skills of director candidates

-    Governance profile of the company

-    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Proposed and current fee schedules

-    Fund category/investment objective

-    Performance benchmarks

-    Share price performance compared to peers

-    Resulting fees relative to peers

-    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Stated specific financing purpose

-    Possible dilution for common shares

-    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Potential competitiveness

-    Regulatory developments

-    Current and potential returns

-    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

-    The fund's target investments

-    The reasons given by the fund for the change

-    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

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Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Political/economic changes in the target market

-    Consolidation in the target market

-    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

-    Potential competitiveness

-    Current and potential returns

-    Risk of concentration

-    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

-    Strategies employed to salvage the company

-    The fund's past performance

-    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

-    The degree of change implied by the proposal

-    The efficiencies that could result

-    The state of incorporation

-    Regulatory standards and implications.

Vote AGAINST any of the following changes:

- Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

- Removal of shareholder approval requirement for amendments to the new declaration of trust

- Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

- Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

- Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

- Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

-    Regulations of both states

-    Required fundamental policies of both states

-    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

-    Fees charged to comparably sized funds with similar objectives

-    The proposed distributor's reputation and past performance

-    The competitiveness of the fund in the industry

-    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

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Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

-    Resulting fee structure

-    Performance of both funds

-    Continuity of management personnel

-    Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

-    Performance of the fund's NAV

-    The fund's history of shareholder relations

-    The performance of other funds under the advisor's management.

GREAT COMPANIES, L.L.C.

            PROXY VOTING POLICY (ISSUE DATE: 2/11/02, AMENDED 6/5/03)

I. INTRODUCTION. Great Companies, LLC Proxy Voting Policy specifically outlines the firm's philosophy and practices of voting on assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non-ERISA accounts. This policy and its accompanying sections apply to voting of proxies on securities held in all firm investment portfolios. In addition, this policy provides guidance on the appropriateness under ERISA of active monitoring of corporate management by plan fiduciaries. Great Companies, LLC has designated a third party service Institutional Shareholder Services to act on its behalf to provide guidance on proxy voting issues for companies' shares which are under control by the firm through it's advisory or sub-adviser role pursuant to existing advisory agreements. This policy is applicable only to supervised assets under management.

The fiduciary duties described in ERISA Sec. 404(a)(1)(A) and (B), require that, in voting proxies, the responsible fiduciary consider those factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. These duties also require that the named fiduciary appointing an investment manager periodically monitor the activities of the investment manager with respect to the management of plan assets, including decisions made and actions taken by the investment manager with regard to proxy voting decisions. The named fiduciary must carry out this responsibility solely in the interest of the participants and beneficiaries and without regard to its relationship to the plan sponsor.

It is the firm's view that compliance with this proxy policy necessitates proper documentation of the activities that are subject to monitoring. Thus, the firm is required to maintain accurate records as to proxy voting. Moreover, if the named fiduciary is to be able to carry out its responsibilities under ERISA Sec. 404(a) in determining whether the firm is fulfilling its fiduciary obligations in investing plans assets in a manner that justifies the continuation of the management appointment, the proxy voting records must enable the named fiduciary to review not only the firm's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations.

The fiduciary obligations of prudence and loyalty to plan participants and beneficiaries require the firm to vote proxies on issues that may affect the value of the plan's investment. Although the same principles apply to proxies appurtenant to shares of foreign corporations, the firm recognizes that in voting such proxies, plans may, in some cases, incur additional costs. Thus, Great Companies should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that will outweigh the cost of voting. Moreover, the firm, in deciding whether to purchase shares of a foreign corporation, should consider whether the difficulty and expense in voting the shares is reflected in its market price. This shall be applicable only to non-ADR shares.

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II. INVESTMENT ADVISERS ACT OF 1940--RULE 206(4)-6 REVISED RULE. Rule 206(4)-2
under the Advisers Act requires investment companies such as the TA IDEX funds and their investment Advisers, and other SEC registered management companies to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Great Companies, LLC has in place written policies and procedures for Proxy Voting that outlines the firm's philosophy and practices of voting on fully discretional assets under management pursuant to guidelines under the Employee Retirement Income Security Act of 1974 (ERISA) and guidance provided by other regulatory bodies for non ERISA clients. The firm's Investment Adviser Service Agreement expressly authorized the firm to vote proxies on behalf of clients unless notified in writing by the client that such services shall be the responsibility of the client.

Decisions on voting of proxies will be made by the Adviser unless the client specifically directs otherwise in writing. If the Client so directs that it or another party shall vote proxies, then the Adviser shall have no liability or responsibility whatsoever in connection with the voting of such proxies. If the Adviser retains the responsibility to vote proxies, the Client acknowledges that the Adviser may exercise such vote. The Client also acknowledges that the Adviser may retain an independent third party proxy voting service to facilitate the voting of proxies.

Great Companies, LLC utilizes Institutional Shareholder Services, Inc., ("ISS") a non-affiliated, independent third party service to vote proxies on behalf of clients of the firm. The company provides detailed reports on votes cast on behalf of the firm's clients and such votes are made available via electronic media for dissemination. A full version of the firm's policy may be obtained upon request or via the company's website at www.greatcompanies.com or by phone at 1-800-538-5111.

III. CONFLICT OF INTEREST. It is the policy of Great Companies, LLC to always in the opinion of the firm, to vote proxies in the best interests of its clients. The duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, Great Companies, LLC must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put Great Companies' own interests above those of its client.

It is the policy of the firm to vote client securities in accordance with a pre-determined policy, based upon the recommendations of an independent third party, Institutional Shareholder Services, and when applicable upon the discretion of the firm's portfolio management team.

It is difficult to determine what conflicts may arise in the proxy voting process due to the numerous scenarios which could arise. For material conflicts of interest that arise within the proxy voting process, the firm will seek the clients' consent in writing and disclose all material conflicts to each client before voting. Great Companies, LLC seeking client consent must provide the client with sufficient information regarding the shareholder vote and the adviser's conflict so that the client can make an informed decision whether or not to consent. Absent disclosure and client consent, Great Companies, LLC must take other steps designed to ensure, and must be able to demonstrate that these steps resulted in, a voting decision that was based on the client's best interest. The firm's portfolio management team and or Compliance Officer will be responsible for documenting all issues relating to any particular conflict in accordance with the firms Document & Electronic Communication Retention Policy.

It is the position of the Great Companies, LLC that in some cases, the firm may decide to expressly give the vote back to the client or it's designee (of course, the client must accept this responsibility in writing) the discretionary authority to vote the proxy directly in the event that a material conflict occurs.

It is the policy of the firm that it shall provide all clients with a copy of any proxy voting results upon request, or shall make such votes available in a manner convenient for all clients. The firm shall provide clients who the firm provides continuous advisory services to, with its policies and procedures on proxy voting, and the results of such votes, in a manner consistent with the provisions of Rule 206(4)-6 of the Investment Advisers Act of 1940.

IV. PROXY POLICY GUIDELINES. THE FOLLOWING GUIDELINES INCLUDE PROXY-VOTING RECOMMENDATIONS FOR GREAT COMPANIES, L.L.C.

THE BOARD OF DIRECTORS - VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS - Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

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     -    Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

     - Are inside directors and sit on the audit, compensation, or nominating committees

     - Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO - Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS - Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS - Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE - Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS - Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS - Votes on proposals regarding charitable contributions must be evaluated on a case-by-case basis.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS - Votes in a contested election of directors must be evaluated on a case-by case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS - RATIFYING AUDITORS -Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES - BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS - Vote against proposals to classify the board. - Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS - Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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CUMULATIVE VOTING - Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS - Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT - Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD - Vote for proposals that seek to fix the size of the board. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES - POISON PILLS - Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS - Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL - Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL - Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS - Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS - Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS - Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS - Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS - CONFIDENTIAL VOTING - Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

EQUAL ACCESS - Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS - Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES - Review on case-by-case basis proposals to establish a shareholder advisory committee.


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CAPITAL STRUCTURE - COMMON STOCK AUTHORIZATION - Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis. Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-Class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS - Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS - Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK - Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote case-by-case for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK - Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK - Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS - Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS - Review on a case-by-case basis proposal to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy-- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS - Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK - Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

     -    adverse governance changes

     -    excessive increases in authorized capital stock

     -    unfair method of distribution

     -    diminution of voting rights

     -    adverse conversion features

     -    negative impact on stock option plans

     -    other alternatives such as spin-off

EXECUTIVE AND DIRECTOR COMPENSATION - Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans should primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS should value every award type. ISS should include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and should be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. ISS' model should determine a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments should be pegged to market


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capitalization. ISS should continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS - Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION - Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans should be made on a case-by case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

- AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES - Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS - Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

- AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA - Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

- APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS - Review on case-by-case basis votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY - Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES - Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) - Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS - Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION - VOTING ON STATE TAKEOVER STATUTES - Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS - Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - MERGERS AND ACQUISITIONS - Votes on mergers and acquisitions should be considered on a case-by case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING - Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS - Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES - Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS - Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


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APPRAISAL RIGHTS - Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME - Vote for changing the corporate name.

MUTUAL FUND PROXIES - ELECTION OF DIRECTORS - Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    are interested directors and sit on the audit or nominating committee

     - are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND - Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS - Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS - Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES - Vote for the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS - Vote the authorization for or increase in preferred shares on a case-by case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION - Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON FUNDAMENTAL - Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS - Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION - Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND - Vote re-incorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.


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CHANGE IN FUND'S SUBCLASSIFICATION - Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL - Vote against these proposals.

DISTRIBUTION AGREEMENTS - Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE - Vote for the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT - Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS - Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT - Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED - Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR - Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES - ENERGY AND ENVIRONMENT - In most cases, ISS refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles. Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION - In most cases, ISS refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination. Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

CONCLUSION - It is the policy of Great Companies that it shall have a written proxy policy that always puts the interest of our clients ahead of our own and the companies in which we invest. This proxy voting policy should be adhered to in a manner consistent with the provisions of ERISA and all other regulatory guidance provided by federal agencies.

ING CLARION REAL ESTATE SECURITIES LP

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2004)

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Investor Responsibility Research Center ("IRRC"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with IRRC and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor IRRC to assure that all proxies are being properly voted and appropriate records are being retained. IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements will be available to


                                      C-128

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Clarion upon request. Additionally, Clarion will rely on IRRC to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Compliance Officer, Heather A. Trudel, via e-mail at heather.trudel@ingclarion.com, or telephone (610) 995-8907, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES (JUNE 2003)

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the


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loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Janus will generally vote in favor of all uncontested director candidates.

     3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Janus will generally vote with management regarding proposals to declassify a board.

AUDITORS

     12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Janus PMs will have to weigh in on proposals relating to contested auditors.

EQUITY BASED COMPENSATION PLANS

     15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.


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     17.  Janus will generally oppose annual option grants that exceed 5% of
          TSO.

     18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

     19. Janus will generally oppose proposals regarding the repricing of underwater options.

     20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and
          3) using restricted stock grants instead of options.

     29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

OTHER CORPORATE MATTERS

     30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Janus will generally oppose proposals for different classes of stock with different voting rights.

     33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note:
          Janus has a poison pill.)

     34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.


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     38.  Janus PMs will need to weigh in on plans of reorganization.

     39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Janus will generally vote in favor of proposals regarding changes in company name.

     41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

     46. Janus will generally vote in favor of proposals to adopt cumulative voting.

     47. Janus will generally vote in favor of proposals to require that voting be confidential.

     48. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

PROXY VOTING PROCEDURES (JUNE 2003)

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for

----------
(1)  All references to portfolio managers include assistant portfolio managers.


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any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting


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rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

J. P. MORGAN INVESTMENT MANAGEMENT, INC.

The investment adviser entities that comprise J.P. Morgan Fleming Asset Management ("JPMFAM") may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.


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MARSICO CAPITAL MANAGEMENT LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     - MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

     - Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

     - MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     - In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

     - MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

FUND ASSET MANAGEMENT, L.P.(DBA MERCURY ADVISORS), A DIVISION OF MERRILL LYNCH INVESTMENT MANAGERS

PROXY VOTING GUIDELINES

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.

Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security (Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients)), whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA") (DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2). When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies. In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities. Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over


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the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel. In light of such fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, MLIM has formed a Proxy Voting Committee (the "Committee") to address proxy voting issues on behalf of MLIM.

I.   SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts. To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping. The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers). The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients. While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment. The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote. All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential. The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

II.  COMMITTEE MEMBERSHIP


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The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary. The Committee's membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such a person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM).

III. SPECIAL CIRCUMSTANCES

SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as their custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled) (See, e.g., BMA Master Securities Loan Agreement, 1993 version, paragraph 6). MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.9

IV.  VOTING POLICIES

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.


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A.   BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who: (i) have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business, (ii) voted to implement or renew a "dead-hand" poison pill, (iii) ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years, (iv) fail to act on takeover offers where the majority of the shareholders have tendered their shares, (v) are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent Directors, or (vi) on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis.

A.3 FOR proposals to declassify.

A.4 AGAINST proposals to classify Boards of Directors.

A.5 AGAINST proposals supporting cumulative voting.

A.6 FOR proposals eliminating cumulative voting.

A.7 FOR proposals supporting confidential voting.

A.8 FOR proposals seeking election of supervisory board members.

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors.

A.10 AGAINST proposals for term limits for directors.

A.11 AGAINST proposals to establish a mandatory retirement age for directors.

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock.

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors.

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist exclusively of independent directors.

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer.

A.17 FOR proposals to elect account inspectors.


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A.18 FOR proposals to fix the membership of a Board of Directors at a specified size.

A.19 FOR proposals permitting shareholder ability to nominate directors directly.

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly.

A.21 FOR proposals permitting shareholder ability to remove directors directly.

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly.

B.   AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, except for: (i) auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent, (ii) auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation, or
(iii) on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company.

B.2 FOR proposal seeking authorization to fix the remuneration of auditors.

B.3 FOR approving internal statutory auditors.

C.   COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors.

C.3 AGAINST proposals to establish retirement benefits for outside directors.

C.4 FOR proposals approving the remuneration of directors or of supervisory board members.

C.5 AGAINST proposals to reprice stock options.

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years


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C.8 AGAINST proposals seeking to pay outside directors only in stock.

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies.

D.   CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights.

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.

D.3 FOR proposals approving share repurchase programs.

D.4 FOR proposals to split a company's stock.

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.

E.   CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill.

E.2 FOR proposals seeking to redeem a poison pill.

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification.

E.4 FOR proposals to change the company's name.

F.   CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5 FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8 FOR proposals appointing inspectors of elections

F.9 FOR proposals electing a chair of the meeting


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F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G.   ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2 AGAINST proposals seeking to have companies report on: (i) environmental liabilities; (ii) bank lending policies; (iii) corporate political contributions or activities; (iv) alcohol advertising and efforts to discourage drinking by minors; (v) costs and risk of doing business in any individual country; or (vi) involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4 AGAINST proposals seeking implementation of the CERES principles

NOTICE TO CLIENTS

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law. MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion. These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved


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the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.


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          -    Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          Capitalization changes

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          Compensation

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          Anti-Takeover Matters

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested


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               shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          Corporate Transactions

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)  Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          Anti-Takeover Provisions

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. Shareholder Proposals


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     1.   The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. Proxy Review Committee


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     1.   The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

NEUBERGER BERMAN, LLC
NEUBERGER BERMAN MANAGEMENT INC.


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PROXY VOTING POLICIES AND PROCEDURES

NON-SOCIALLY RESPONSIVE CLIENTS

I. INTRODUCTION AND GENERAL PRINCIPLES

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. RESPONSIBILITY AND OVERSIGHT

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;

(2) overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. PROXY VOTING GUIDELINES

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.


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B. Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV. PROXY VOTING PROCEDURES

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. CONFLICTS OF INTEREST

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends., NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


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In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients. In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.

VI. RECORDKEEPING

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients, upon request;

(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

(3) a record of each vote cast (which ISS maintains on NB's behalf);

(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. DISCLOSURE

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

OPPENHEIMERFUNDS, INC.


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OppenheimerFunds, Inc. ("Oppenheimer"), has adopted Portfolio Proxy Voting
Policies and Procedures under which Oppenheimer votes proxies relating to securities ("portfolio proxies") held by the fund. Oppenheimer's primary consideration in voting portfolio proxies is the financial interests of the fund and its shareholders. The fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the fund and the portfolio manager where a directly-controlled affiliate of the portfolio manager manages or administers the assets of a pension plan of a company soliciting the proxy. The fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

     - The fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.

     - In general, the fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.

     - The fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

     -    The fund opposes proposals to classify the board of directors.

     -    The fund supports proposals to eliminate cumulative voting.

     -    The fund opposes re-pricing of stock options.

     - The fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The fund analyzes stock option plans, paying particular attention to their dilutive effect. While the fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity


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delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SALOMON BROTHERS ASSET MANAGEMENT INC.

NOTICE TO CLIENTS CONCERNING PROXY VOTING POLICIES AND PROCEDURES

As part of the Citigroup Asset Management ("CAM") group of companies, Salomon Brothers Asset Management Inc is subject to the Proxy Voting Policies and Procedures (the "Policies") that CAM has adopted to seek to ensure that CAM advisers, including Salomon Brothers Asset Management Inc, vote proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the Policies.

CAM votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue

In furtherance of CAM's goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is


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determined that such conflict is likely to influence, or appear to influence,
CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request a copy of CAM's Proxy Voting Policies and Procedures; and /or information concerning how CAM voted proxies with respect to the securities held in your account. Such requests may be made by sending a written request to:
Citigroup Asset Management, 300 First Stamford Place, 3rd Floor, Stamford, CT 06902, Attention: Denise Corsetti.

T. ROWE PRICE ASSOCIATES, INC.

      PROXY VOTING POLICIES AND PROCEDURES - RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

                    ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the
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INVESTMENT SUPPORT GROUP. The Investment Support Group ("Investment Support
Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

                  HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to
T. Rowe Price upon request.

VOTE DETERMINATION ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the


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plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

-    Corporate environmental practices;

-    Board diversity;

-    Employment practices and employment opportunity;

-    Military, nuclear power and related energy issues;

-    Tobacco, alcohol, infant formula and safety in advertising practices;

-    Economic conversion and diversification;

-    International labor practices and operating policies;

-    Genetically-modified foods;

-    Animal rights; and

-    Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the


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portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym:
TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION. Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION. The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.


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Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS. T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES. Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST. The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.


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REPORTING. Vote Summary Reports are generated for each client that requests T.
Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation


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described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS


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TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIM PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

The following is a concise summary of TIM's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.


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Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.


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                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy.

                    Institutional Shareholder Services, Inc.

                                    * * * * *

A shareholder may obtain information on proxy voting by Transamerica IDEX by calling 1-888-233-4339.


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                                   APPENDIX C

                               PORTFOLIO MANAGERS

TA IDEX ALLIANCE BERNSTEIN INTERNATIONAL VALUE

As of October 31, 2005, the portfolio managers Investment are subject to the oversight monitoring to ensure that all clients are treated equitably. The sub-adviser places the interests of its clients first and expect all of our employees to meet their fiduciary duties. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains. To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

As of October 31, 2005, each portfolio manager's compensation consisted of a fixed base salary, a discretionary incentive compensation in the form of an annual cash bonus, a discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards") and contributions under Alliance's Profit Sharing/401(k) Plan. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. The portfolio managers' fixed base salaries generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of


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employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria. Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities The contributions to Alliance's Profit Sharing/401(k) Plan are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

As of October 31, 2005, neither of the portfolio managers beneficially owned any equity securities in the fund.

TA IDEX AMERICAN CENTURY INTERNATIONAL

As of October 31, 2005, Keith S. Creveling and Michael M. Perelstein, portfolio managers of the fund, also managed nine other registered investment companies with total assets of approximately $7.75 billion, one other pooled investment vehicle with total assets of approximately $36.67 million and one other account with total assets of approximately $184.17 million. None of these has an advisory fee based on the performance of the account.

As of October 31, 2005, American Century, the sub-adviser for the funds, believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolio." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

As of October 31, 2005, the portfolio managers' compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The portfolio managers' compensation is not directly tied to the value of assets held in client portfolios. The base salary is in the form of a fixed annual salary. The annual bonus determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that it is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility. With regard to tracking portfolios, investment performances may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for TA IDEX American Century International. The starting point for the custom peer group of its policy portfolio is the Lipper International funds, excluding Value, and its market benchmark for compensation purposes is the MSCI EAFE index. A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products. Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investments performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

TA IDEX AMERICAN CENTURY LARGE COMPANY VALUE

As of October 31, 2005, Brendan Healy, Mark Mallon and Charles A. Ritter, portfolio managers of the fund, also managed 10 other registered investment companies with total assets of approximately $6.45 billion and three other accounts with total assets of approximately $212.14 million. None of these has an advisory fee based on the performance of the account.

As of October 31, 2005, American Century, the sub-adviser for the funds, believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolio." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

As of October 31, 2005, the portfolio managers' compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The portfolio managers' compensation is not directly tied to the value of assets held in client portfolios. The base salary is in the form of a fixed annual salary. The annual bonus determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that it is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility. With regard to tracking portfolios, investment performances may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for TA IDEX American Century International. The starting point for the custom peer group of its policy portfolio is the Lipper International funds, excluding Value, and its market benchmark for compensation purposes is the MSCI EAFE index. A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products. Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investments performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

As of October 31, 2005, none of the portfolio managers beneficially owned any equity securities in the funds.

TA IDEX ASSET ALLOCATION - CONSERVATIVE PORTFOLIO, TA IDEX ASSET ALLOCATION - GROWTH PORTFOLIO, TA IDEX ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO AND TA IDEX ASSET ALLOCATION - MODERATE PORTFOLIO

As of October 31, 2005, Todd Porter, the portfolio manager of the funds also managed 8,015 managed retirement accounts with total assets of approximately $240,000,000. None of these accounts had an advisory fee based on the performance of the account.

As of October 31, 2005, Morningstar Associates, the Portfolio Construction Manager of the funds, had discretionary management authority over 8,015 individual retirement accounts, through its Retirement Manager service, which is made available through retirement plan providers and sponsors. If one of the funds were an offering in one of the retirement plans that offers Morningstar Associates discretionary retirement account management, then any allocation to that fund could be deemed a Prohibited Transaction under ERISA. To prevent this from occurring, Morningstar Associates has asserted that it is putting in place systematic controls that prevent any allocation to one of the funds assets within its Retirement Manager service.

As of October 31, 2005, the portfolio manager's compensation includes salary, annual bonus, and stock option grants. The salary is set as a fixed amount and is determined by the president of the Institutional Investment Consulting business unit of Morningstar Associates. The portfolio manager's annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of the Investment Consulting business unit of Morningstar Associates, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The stock option grants are made to the portfolio manager from a pool that is distributed at the discretion of the president of the Investment Consulting business unit of Morningstar Associates. The options are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the funds.

TA IDEX CLARION GLOBAL REAL ESTATE SECURITIES

As of October 31, 2005, T. Riston Ferguson, a portfolio manager of the fund, also managed four other registered investment companies with total assets of approximately $3.527 billion, two other pooled investment vehicles with total assets of approximately $168.6 million and 38 other accounts with total assets of approximately $2.58 billion. None of these has an advisory fee based on the performance of the account. As of October 31, 2005, Joseph P. Smith and Steven
D. Burton, also portfolio managers of TA IDEX Clarion Global Real Estate Securities, did not manage any other accounts.

As of October 31, 2005, there were no material conflicts of interest, and any conflicts of interest that may arise are mitigated by the following allocation procedures. The Investment Policy Committee (IPC) reviews all client accounts and determines the desired holdings and percentage of a specific security in those client accounts. These allocation models are entered into the sub-adviser's "Moxy" system, which automates the allocation of all purchases and sales according to the established targets. A pre-allocation is entered initially into Moxy. Each portfolio receives its proportionate share of the amount executed, whether in its entirety or a partial execution. Allocations are done on a total portfolio market value so no account receives a disproportionate amount over another. Each advisory client account is treated equally. No one is favored. A security matrix report is generated a week before month end to compare the percentage of each holding in relation to the other accounts in that model. Any large deviations are connected before month end. Likewise, allocations of initial public offerings are allocated pro-rata to eligible accounts.

TA IDEX EVERGREEN HEALTH CARE
(TO COME)

TA IDEX EVERGREEN INTERNATIONAL SMALL CAP

As of October 31, 2005, Francis Claro, portfolio manager of the fund, also managed three other registered investment companies with total assets of approximately $470.42 million. None of these had an advisory fee based on the performance of the accounts.

As of October 31, 2005, the portfolio manager may experience certain conflicts of interest in managing the fund's investments, on the one hand, and the investments of other accounts, including the other Evergreen funds, on the other. For example, if the portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Evergreen policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises. The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a fund, which may constitute a conflict with the interest of the fund. Evergreen seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector expenses tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, Evergreen does not receive a performance fee for its management of the fund or the other funds managed by the portfolio manager. Evergreen and/or the portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund--for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Evergreen, however, require that portfolio managers treat all accounts they manage equitably and fairly. Evergreen has a policy of allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in Evergreen's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be offered simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities or sold. Evergreen has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. The portfolio manager may also experience certain conflicts between his own personal interests and the interests of the accounts he manages, including the funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonuses. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. Evergreen's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's activities outside Evergreen by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of Evergreen.

As of October 31, 2005, the portfolio manager's compensation consisted ob a base salary, a bonus, participation in a restricted stock plan and deferred compensation and other benefits. The portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The annual bonus for the portfolio manager has an investment performance component (75%), and a subjective evaluation component (25%). The amount of the investment component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each product. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. An investment professional has the opportunity to maximize the investment component of the incentive payout by generating performance at the 25th percentile level. In determining the subjective evaluation component of the bonus, each investment professional is measured against predetermined participation in various assignments, leadership, and development of staff. For calendar year 2004, the investment performance component of the portfolio manager's bonus was determined based on comparisons to the following benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks): Lipper International Small Cap Growth, Lipper Global Small/Midcap Growth, Lipper International MultiCap Core, Lipper Emerging Markets, Lipper Health Care, Lipper Gold Oriented, Callan International Equity. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005. The portfolio manager may also receive incentive awards (options and/or restricted stock) in Wachovia Corporation, Evergreen's publicly traded parent company, based on their performance and positions held. The portfolio manager may participate, at his election, in various benefits programs, including the following: medical, dental, vision and prescription benefits, life, disability and long-term health insurance, before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services. These benefits are broadly available to Evergreen employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX FEDERATED MARKET OPPORTUNITY

As of October 31, 2005, Steven J. Lehman, portfolio manager of the fund, also managed two other registered investment companies with total assets of approximately $3.113 billion. . None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, as a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades ("soft dollars"). The sub-adviser has adopted policies and procedures and has structured the portfolio manager's compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.

As of October 31, 2005, portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment. Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. a designated benchmark, and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, portfolio manager is also the portfolio manager for other accounts in addition to the fund. Such other accounts may have different benchmarks. Mr. Lehman's Investment

Product Performance score is calculated based on the performance of certain other accounts that he manages; included accounts are equally weighted. Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. Client Satisfaction and Service is assessed by Federated's senior management considering the quality, amount, and effectiveness of client support activities, with input from sales management. Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

As of October, 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX GREAT COMPANIES - AMERICA (SM), TA IDEX GREAT COMPANIES - TECHNOLOGY
(SM) AND TA IDEX TEMPLETON GREAT COMPANIES GLOBAL

As of October 31, 2005, James Huguet, Gerald Bollman, Matthew Stephani and Derek Hong, the portfolio managers of the funds, also managed five other registered investment companies with total assets of approximately, and 30 other accounts with total assets of approximately $13.8 million. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, the Investment Committee of Great Companies, L.L.C., the sub-adviser for the funds, managed three different investment strategies. Generally, the accounts with similar strategies are all managed by the committee using the same objective, approach and philosophy. Great Companies has procedures in place to minimize any conflicts of interest. There may be some potential conflicts of interest that arise because of managing multiple strategies and having different types of clients. Managing several portfolios may lead to the committee concentrating on one strategy over another. While the committee oversees all of the strategies, different portfolio managers spend the majority of their time concentrating on different strategies. Each strategy should receive an equal amount of attention. At times, there may be large contributions to or large distributions from the funds. This will lead to purchases or sales of securities within those funds. The separate accounts managed by the portfolio managers with the same strategy as the funds may not have these additional transactions. Therefore, these separate accounts may or may not benefit from these additional transactions. Whenever possible, block trades are placed an all clients receive an average price. There are some accounts that have instructed the firm to direct trades through a particular broker. In these instances, a separate, non-simultaneous transaction will be placed. The account may or may not be receiving the best execution for these directed trades.

As of October 31, 2005, portfolio manager James Huguet's compensation consisted of profit sharing and portfolio managers Gerald Bollman's, Matthew Stephani's and Derek Hong's compensation consisted of a salary and a bonus based on the profitability of Great Companies, L.L.C.

As of October 31, 2005, portfolio managers James Huguet and Gerald Bollman did not beneficially own any equity securities in the funds. As of October 31, 2005, portfolio managers Matthew Stephani and Derek Hong each beneficially owned between $1 and $10,000 in equity securities in the funds.

TA IDEX INTERNATIONAL MULTI-MANAGER
(TO COME)

TA IDEX JANUS GROWTH

As of October 31, 2005, Ed Keely, the portfolio manager of the fund, managed two other registered investment companies with total assets of approximately $2.72 billion and seven other accounts with total assets of approximately $479 million. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, the portfolio manager may have manage other accounts with investment strategies similar to the fund. Fees may have varied among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by the portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. As of [October 31, 2005],the portfolio manager's compensation consisted of fixed and variable compensation. The portfolio managers fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager. The portfolio managers variable compensation is paid in cash and in long-term incentive awards consisting of Janus Capital Group, Inc., restricted stock, stock options and a cash deferred award aligned with Janus fund shares. The variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the managed funds. Variable compensation is based on pre-tax performance of the managed funds. The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the managed funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three-year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the managed funds achieve a certain rank in their Lipper peer performance groups in each of three, four and five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the managed funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the managed funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group. The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group. The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program. The fund's Lipper peer group for compensation purposes is the Large-Cap Growth funds.

As of October 31, 2005, the portfolio manager beneficially own any equity securities in the fund.

TA IDEX JENNISON GROWTH

As of October 31, 2005, Michael Del Balso, a portfolio manager of the fund, also managed 16 other registered investment companies with total assets of approximately $10.7 billion, five other pooled investment vehicles with total assets of approximately $1.5 billion, and 17 other accounts with total assets of approximately $1.37 billion. None of these had an advisory fee based on the performance of the accounts. As of October 31, 2005, Spiros Segalas, another portfolio manager of TA IDEX Jennison Growth, also managed 16 other registered investment companies with total assets of approximately $19.4 billion, two other pooled investment vehicles with total assets of approximately $290 million, and nine other accounts with total assets of approximately $2.77 billion. None of these had an advisory fee based on the performance of the accounts. As of October 31, 2005, Blair A. Boyer, another portfolio manager of TA IDEX Jennison Growth, also managed four other registered investment companies with total assets of approximately $4.3 billion, four other pooled investment vehicles with total assets of approximately $395 million, and 19 other accounts with total assets of approximately $2.06 billion. None of these had an advisory fee based on the performance of the accounts. In managing other portfolios (including affiliated accounts) certain potential conflicts of interest may arise.

As of October 31, 2005, potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts. Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows. In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

As of October 31, 2005, the portfolio managers' compensation consisted of a base salary and a discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. The portfolio managers' total compensation is determined through a substantive process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors will be reviewed for all of the fund portfolio managers: one and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible; historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

As of October 31, 2005, the portfolio managers beneficially own any equity securities in the fund.

TA IDEX J.P. MORGAN INTERNATIONAL BOND

As of October 31, 2005, Julian Le Beron, portfolio manager of the fund, manager two other registered investment companies with total assets of approximately $1.2 billion, seven other pooled investment vehicles with total assets of approximately $1.7 billion and six other accounts with total assets of approximately $685 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, the potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing the sub-adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. The sub-adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the sub-adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the sub-adviser could be viewed as having a conflict of interest to the extent that the sub-adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the sub-adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the sub-adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The sub-adviser may be perceived as causing accounts it manages to participate in an offering to increase the sub-adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the sub-adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the sub-adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the sub-adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order. Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the sub-adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the sub-adviser so that fair and equitable allocation will occur over time.

As of October 31, 2005, the portfolio manager's total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the sub-adviser's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term. Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX J.P. MORGAN MID CAP VALUE
(TO COME)

TA IDEX MARSICO GROWTH
(TO COME)

TA IDEX MARSICO INTERNATIONAL GROWTH

As of October 31, 2005, Tom Marsico, a portfolio manager of the fund, also managed. None of these had an advisory fee based on the performance of the accounts. As of October 31, 2005, Jim Gendelman, another portfolio manager of TA IDEX Marsico International Growth, managed. None of these had an advisory fee based on the performance of the accounts.

As of October 31, 2004, the portfolio managers at typically managed multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the fund, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline. Potential conflicts of interest may also arise when allocating and/or aggregating trades. The fund's sub-adviser often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under the sub-adviser's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is the sub-adviser's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, the sub-adviser has adopted policies and procedures for allocating such transactions across multiple accounts. The sub-adviser's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. The sub-adviser's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies. As discussed above, the sub-adviser has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, the sub-adviser monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

As of October 31, 2005, the portfolio managers are generally subject to the compensation structure applicable to all the sub-adviser's employees. As such, the portfolio managers' compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) the sub-adviser's overall profitability for the period, and
(2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from the sub-adviser. Although the sub-adviser may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, the sub-adviser seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within the sub-adviser's Investment Team, contributions to the sub-adviser's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other sub-adviser benefits to the same extent and on the same basis as other employees of the sub-adviser.

As of October 31, 2005, neither of the portfolio managers beneficially owned equity securities in the fund.

TA IDEX MERCURY GLOBAL ALLOCATION

As of October 31, 2005, Dennis W. Stattman and Dan Chamby, portfolio managers of the fund, also managed three other registered investment companies with total assets of approximately $16.05 billion (none of which had an advisory fee based on the performance of the account) and two other pooled investment vehicles with total assets of approximately $3.51 billion (one of which with total assets of approximately $213 million had an advisory fee based on the performance of the account).

As of October 31, 2005, certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

As of October 31, 2005, the elements of total compensation for the portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. Portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage. The portfolio managers' fixed base salaries represent a relatively small portion of their total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program. The sub-adviser believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation with a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio managers' incentive compensation is based on a formulaic compensation program which includes investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products that they manage. With respect to the competitive universe for the fund, the sub-adviser intends to review the fund's performance in comparison to the various Lipper global equity fund classifications. A smaller discretionary element of planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. The sub-adviser also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by the sub-adviser's management. Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers. A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. The sub-adviser strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity. Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of the sub-adviser's funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of the sub-adviser's products and promotes continuity of successful portfolio management teams. Portfolio managers are also eligible to participate in broad-based plans generally to Company employees, including broad-based retirement, 401(k), health, and other management teams.

As of October 31, 2005, neither portfolio manager beneficially owned any equity securities in the fund.

TA IDEX MERCURY LARGE CAP VALUE

(TO COME)

TA IDEX NEUBERGER BERMAN INTERNATIONAL

As of October 31, 2005, Benjamin Segal, portfolio manager of the fund, also managed three other registered investment companies with total assets of approximately $91 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

As of October 31, 2005, a portion of the compensation paid to the portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio manager is paid a base salary that is not dependent on performance. The portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio manager's compensation packages, including: (i) whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

As of October 31, 2005, the portfolio did not beneficially own any equity securities in the fund.

TA IDEX OPPENHEIMER DEVELOPING MARKETS

As of October 31, 2005, Mark Madden, portfolio manager of the fund, also managed two other registered investment companies with total assets of approximately $5.899 billion and two other pooled investment vehicles with total assets of approximately $156.5 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, and as indicated above, the portfolio manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the fund's investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser's compliance procedures and Code of Ethics recognize the portfolio manager 's fiduciary obligations to treat all of his clients, including the fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the fund's portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the fund.

As of October 31, 2005, the portfolio manager is employed and compensated by the sub-adviser, not the fund. Under the sub-adviser's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the sub-adviser. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the sub-adviser's holding company parent. Senior portfolio managers may also be eligible to participate in the sub-adviser's deferred compensation plan. To help the sub-adviser attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the sub-adviser and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper - Emerging Markets funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager's compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the fund, described above.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX PIMCO REAL RETURN TIPS

As of October 31, 2005, Pasi Hamalainen, a portfolio manager for the fund, managed As of October 31, 2005, William Gross, another portfolio manager for the fund, managed.

As of October 31, 2005, from time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted polices and procedures reasonably designed to allocate investment opportunities between such other accounts and the funds on a fair and equitable basis over time.

As of October 31, 2005, PIMCO had adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers. Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process. In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers: 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups; appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha; amount and nature of assets managed by the portfolio manager; consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion); generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis; absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager; contributions to asset retention, gathering and client satisfaction; contributions to mentoring, coaching and/or supervising; and personal growth and skills added. Final award amounts are determined by the PIMCO Compensation Committee. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005. From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management. Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

As of October 31, 2005, neither portfolio manager beneficially owned any equity securities in the fund.

TA IDEX PIMCO TOTAL RETURN

TA IDEX PROTECTED PRINCIPAL STOCK

As of October 31, 2005, J. Patrick Rogers, the portfolio manager of the fund, also managed five registered investment companies with total assets of approximately $4.9 billion, one other pooled investment vehicle with total assets of approximately $8 million, and 79 other accounts with total assets of approximately $591 million. None of these had an advisory fee based on the performance of the accounts.

As of October 31, 2005, the portfolio manager was compensated for his services by Gateway Investment Advisers, L.P. ("Gateway"), the fund's sub-adviser. His compensation consisted of a fixed salary, bonuses related to the financial performance of Gateway (but not based on the investment performance of the fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.

As of October 31, 2005, the portfolio manager did not beneficially own any equity securities in the fund.

TA IDEX SALOMON ALL CAP

TA IDEX SALOMON INVESTORS VALUE

TA IDEX T. ROWE PRICE SMALL CAP

TA IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

As of October 31, 2005, Donald Peters, the portfolio manager of the fund, also managed 14 other registered investment companies with total assets of approximately $2.5 billion and 32 other accounts with total assets of approximately $1.9 billion. None of these had an advisory fee based on the performance of the account. As of October 31, 2005, Paul Wojcik, portfolio manager of TA IDEX T. Rowe Price Small Cap, also managed four other registered investment companies with total assets of approximately $792 million and one other account with total assets of approximately $29 million. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

As of October 31, 2005, the portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors. Investment performance over one-, three-, five- and 10-year periods is the most important input. The sub-adviser evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a portfolio manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring the sub-adviser's younger analysts, and being good corporate citizens are considered by the sub-adviser to be important components of its long term success and are highly valued by the sub-adviser. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all portfolios managed by the portfolio managers.

As of October 31, 2005, neither of the portfolio managers beneficially owned any equity securities in the fund.

TA IDEX TRANSAMERICA BALANCED

As of October 31, 2005, Heidi Hu and Greg Rolle, portfolio managers of the fund, also managed. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. Each portfolio manager's performance-based bonus equals as much as 300% of his or her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of each portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX TRANSAMERICA CONVERTIBLE SECURITIES

As of October 31, 2005, Kirk Kim, portfolio manager of the fund, also managed. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX TRANSAMERICA EQUITY

None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX TRANSAMERICA FLEXIBLE INCOME

None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. Each portfolio manager's performance-based bonus equals as much as 300% of his or her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of each portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX TRANSAMERICA HIGH YIELD BOND

As of October 31, 2005, David Halfpap, a portfolio manager of the fund, managed four other accounts with a total value of approximately $12.1 billion. As of October 31, 2005, Bradley J. Beman, a portfolio manager of the fund, managed 13 other accounts with a total value of approximately $4.2 billion. None of these accounts has an advisory fee based on the performance of the account.

As of October 31, 2005, a conflict of interest could arise in that the portfolio manager could be motivated to favor other accounts because of certain performance incentive compensation arrangements which are tied more closely to the performance of those accounts and business units. Transamerica Investment Management, LLC ("TIM") believes that the implementation of appropriate compliance policies and procedures effectively monitors this potential conflict of interest.

As of October 31, 2005, Mr. Halfpap's compensation is provided directly by the funds sub-adviser and not by the fund. The portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually.

As of October 31, 2005, Mr. Beman's compensation is provided directly by the funds sub-adviser and not by the fund. The portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: the economic performance of the overall high yield asset class, including the performance of the fund's assets; leadership and communication with clients; assisting with the sub-adviser's strategic goals; and AEGON USA's earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

As of October 31, 2005, Mr. Halfpap beneficially owned between $1 and $10,000 in equity securities in the fund. As of October 31, 2005, Mr. Beman did not beneficially own any equity securities in the fund.

TA IDEX TRANSAMERICA SHORT-TERM BOND

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX TRANSAMERICA SMALL/MID CAP VALUE

TA IDEX TRANSAMERICA VALUE BALANCED

As of October 31, 2005, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the fund.

As of October 31, 2005, the portfolio managers' compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. Each portfolio manager's performance-based bonus equals as much as 300% of his or her base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining each portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of each portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

TA IDEX UBS LARGE CAP VALUE

As of October 31, 2005, John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen, portfolio managers of the fund, also managed 21 other registered investment companies with total assets of approximately $10.89 billion, ten other pooled investment vehicles with assets of approximately $2.1 billion, and approximately 60 other accounts with total assets of approximately $8.6 billion. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, the management of a fund and other accounts by a portfolio manager could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio manager and his team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The sub-advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the sub-advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The sub-advisor has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

As of October 31, 2005, The compensation received by portfolio managers at UBS Global Asset Management, including the funds' portfolio managers, includes a base salary and incentive compensation based on their personal performance. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories: competitive salary, benchmarked to maintain competitive compensation opportunities; annual bonus, tied to individual contributions and investment performance; UBS equity awards, promoting company-wide success and employee retention; and the Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff. The PIP is designed to promote an entrepreneurial culture and drive long-term thinking. By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS Global Asset Management's senior staff. Each portfolio manager of the fund is eligible for this program. The portfolio manager's base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. The portfolio managers' annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each fund the portfolio manager manages as compared to the fund's broad-based index over a three-year rolling period. Senior investment professionals, including each portfolio manager of the fund, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

As of October 31, 2005, none of John Leonard, Thomas M. Cole or Scott Hazen beneficially owned any equity securities in the fund. As of October 31, 2005, Thomas Digenan beneficially owned between $10,001 and $50,000 in equity securities in the fund.

TA IDEX VAN KAMPEN EMERGING MARKETS DEBT TA IDEX VAN KAMPEN MID-CAP GROWTH

As of October 31, 2005, Abagaini McKenna, Eric Baurmeister and Federico Kaune, portfolio managers of TA IDEX Van Kampen Emerging Markets Debt, managed other accounts. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, Dennis Lynch, David Cohen, Sam Chainani and Alexander Norton, portfolio managers of TA IDEX Van Kampen Small Company Growth, managed other accounts. None of these had an advisory fee based on the performance of the account.

As of October 31, 2005, because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive funds from certain accounts that are higher than the fee it receives from the funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the funds. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of October 31, 2005, the portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Advisor. In addition to base compensation, portfolio managers may receive discretionary compensation, which can include the following:

a cash bonus;

Morgan Stanley's Equity Incentive Compensation Program (IMDCP) awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

Investment Management Deferred Compensation Plan (IMDCP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the sub-adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the funds;

Select Employees Capital Accumulation Program (SECAP) awards - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the sub-adviser or its affiliates; and

Voluntary Equity Incentive Compensation Program (VEICP) awards - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

          Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

Contribution to the business objectives of the sub-adviser.

The dollar amount of assets managed by the portfolio manager.

Market compensation survey research by independent third parties.

Other qualitative factors, such as contributions to client objectives.

Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                OTHER INFORMATION

                                     PART C

ITEM 23 EXHIBITS

     List all exhibits filed as part of the Registration Statement.

          (a)  Declaration of Trust (25)

          (b)  Bylaws (25)

          (c)  Not Applicable

          (d)  (1)  Investment Advisory Agreements

                    (aa) TA IDEX Janus Growth (4)

                    (bb) TA IDEX Transamerica Flexible Income (19)

                    (cc) TA IDEX Jennison Growth (1)

                    (dd) TA IDEX Transamerica Value Balanced (13)

                    (ee) TA IDEX Transamerica High-Yield Bond (2)

                    (ff) TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX
                         Salomon All Cap and TA IDEX T. Rowe Price Small Cap (4)

                    (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (6)

                    (hh) TA IDEX Great Companies - America(SM), TA IDEX Great
                         Companies- Technology(SM) and TA IDEX Federated Tax Exempt (7)

                    (ii) TA IDEX Templeton Great Companies Global (22)

                    (jj) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (9)

                    (kk) TA IDEX Transamerica Money Market, TA IDEX Transamerica
                         Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value and TA IDEX T. Rowe Price Health Sciences (26)

                    (ll) TA IDEX Marsico Growth (15)

                    (mm) TA IDEX Clarion Global Real Estate Securities and TA
                         IDEX PIMCO Real Return TIPS (16)

                    (nn) TA IDEX Transamerica Small/Mid Cap Value (19)

                    (oo) TA IDEX Transamerica Balanced (22)

                    (pp) TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico
                         International Growth, TA IDEX Mercury Large Cap Value, TA IDEX T. Rowe Price Equity Income, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation, TA IDEX Evergreen International Small Cap (23)

                    (qq) TA IDEX Protected Principal Stock (13)

                    (rr) TA IDEX AllianceBernstein International Value, TA IDEX
                         Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX J.P. Morgan International Bond, TA IDEX Federated Market Opportunity, and TA IDEX Mercury Global Allocation (26)

                    (ss) TA IDEX Van Kampen Mid-Cap Growth (27)

                    (tt) TA IDEX International Multi-Manager (28)

               (2)  Sub-Advisory Agreements

                    (aa) TA IDEX Janus Growth (12)

                    (bb) TA IDEX Transamerica Flexible Income (19)

                    (cc) TA IDEX Transamerica Value Balanced (13)

                    (dd) TA IDEX Transamerica High-Yield Bond (1)

                    (ee) TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX
                         T. Rowe Price Small Cap (4)

                    (ff) TA IDEX Salomon All Cap (4)

                    (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (6)

                    (hh) TA IDEX Great Companies - America(SM), TA IDEX Great
                         Companies - Technology(SM) and TA IDEX Federated Tax Exempt (7)

                    (ii) TA IDEX Templeton Great Companies Global (22)

                    (jj) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (9)

                    (kk) TA IDEX Jennison Growth (1)

                    (ll) TA IDEX Transamerica Convertible Securities and TA IDEX
                         Transamerica Money Market (12)

                    (mm) TA IDEX PIMCO Total Return (12)

                    (nn) TA IDEX T. Rowe Price Health Sciences (12)

                    (oo) TA IDEX Salomon Investors Value (12)

                    (pp) TA IDEX Marsico Growth (17)

                    (qq) TA IDEX Clarion Global Real Estate Securities (16)

                    (rr) TA IDEX PIMCO Real Return TIPS (16)

                    (ss) TA IDEX Transamerica Small/Mid Cap Value (19)

                    (tt) TA IDEX Transamerica Balanced (22)

                    (uu) TA IDEX Evergreen International Small Cap (23)

                    (vv) TA IDEX J.P. Morgan Mid Cap Value (23)

                    (ww) TA IDEX Marsico International Growth (23)

                    (xx) TA IDEX Mercury Large Cap Value (23)

                    (yy) TA IDEX MFS High Yield (23)

                    (zz) TA IDEX T. Rowe Price Equity Income (23)

                    (aaa) TA IDEX Third Avenue Value (23)

                    (bbb) TA IDEX Transamerica Short-Term Bond (23)

                    (ccc) TA IDEX UBS Large Cap Value (23)

                    (ddd) TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van
                         Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation (23)

                    (eee) TA IDEX Protected Principal Stock (13)

                    (fff) TA IDEX AllianceBernstein International Value (26)

                    (ggg) TA IDEX Neuberger Berman International (26)

                    (hhh) TA IDEX Oppenheimer Developing Markets (26)

                    (iii) TA IDEX JP. Morgan International Bond (26)

                    (jjj) TA IDEX Federated Market Opportunity (26)

                    (kkk) TA IDEX Mercury Global Allocation (26)

                    (lll) TA IDEX Credit Suisse Commodities (28)


                    (mmm)TA IDEX Van Kampen Mid-Cap Growth (27)



                    (uu) (nnn) TA IDEX International Multi-Manager (28)


          (e)       (1)  Underwriting Agreement (Schedule I) (16)

                    (2)  Dealer's Sales Agreement (15)

                    (3)  Service Agreement (5)

                    (4)  Wholesaler's Agreement (3)

          (f)  Trustees Deferred Compensation Plan (2)

          (g)  Custody Agreement (14)

          (h)       (1)  (a)  Transfer Agency Agreement (1)

                         (b)  Amendment to Transfer Agency Agreement (24)

                    (2)  (a)  Administrative Services Agreement (14)

                         (b)  Amendment to Administrative Services Agreement
                              (24)

                    (3)  Expense Limitation Agreement (16)

                    (4)  Consulting Agreement (19)


          (i)  Opinion of Counsel (28)



          (j)  Opinion of Auditor (28)


          (k) Financial Statements - AEGON/Transamerica Fund Services, Inc. (now known as Transamerica Fund Advisors, Inc.) (24)

          (l)  Investment Letter from Sole Shareholder (2)

          (m) (1) Plan of Distribution under Rule 12b-1 - Class A/B Shares (all funds) (19)

               (2)  Plan of Distribution under Rule 12b-1 - Class C Shares (19)

                    (aa) TA IDEX Janus Growth (5)

                    (bb) TA IDEX Salomon Investors Value (5)

                    (cc) TA IDEX Transamerica Value Balanced (5)

                    (dd) TA IDEX Transamerica Balanced (5)

                    (ee) TA IDEX Transamerica Flexible Income (19)

                    (ff) TA IDEX Transamerica High-Yield Bond (5)

                    (gg) TA IDEX Marsico Growth (5)

                    (hh) TA IDEX T. Rowe Price Tax-Efficient Growth (5)

                    (ii) TA IDEX Salomon All Cap (5)

                    (jj) TA IDEX T. Rowe Price Small Cap (5)

                    (kk) TA IDEX Jennison Growth (3)

                    (ll) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (6)

                    (mm) TA IDEX Great Companies - America(SM) and TA IDEX Great
                         Companies - Technology(SM)(7)

                    (nn) TA IDEX Templeton Great Companies Global (8)

                    (oo) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (9)

                    (pp) Amendment to Plan of Distribution under Rule 12b-1 -
                         Class C Shares (11)

                    (qq) TA IDEX Transamerica Convertible Securities, TA IDEX
                         Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Health Sciences (12)

                    (rr) TA IDEX Transamerica Small/Mid Cap Value (19)

                    (ss) TA IDEX Protected Principal Stock (13)

               (3) Plan of Distribution under Rule 12b-1 - Class M Shares (TA IDEX Federated Tax-Exempt) (26)

          (n)  Amended and Restated Plan for Multiple Classes of Shares (12)

          (o)  Reserved

          (p)  Code of Ethics

               (1)  Transamerica IDEX Mutual Funds (24)

               (2)  Transamerica Fund Advisors, Inc. (24)

               SUB-ADVISERS

               (3)  AEGON USA Investment Management, LLC (7)

               (4)  Federated Equity Management Company of Pennsylvania (7)

               (5)  Janus Capital Management, LLC (7)

               (6)  Salomon Brothers Asset Management Inc (7)

               (7)  Transamerica Investment Management, LLC (24)

               (8)  T. Rowe Price Associates, Inc. (7)

               (9)  Great Companies, L.L.C. (8)

               (10) Jennison Associates LLC (24)

               (11) American Century Investment Management, Inc. (10)

               (12) Pacific Investment Management Company LLC (13)

               (13) Banc of America Capital Management, LLC (15)

               (14) ING Clarion Real Estate Securities (16)

               (15) Templeton Investment Counsel, LLC (18)

               (16) Evergreen Investment Management Company, LLC (23)

               (17) J.P. Morgan Investment Management Inc. (23)

               (18) Fund Asset Management, L.P., dba Mercury Advisors (20)

               (19) UBS Global Asset Management (Americas) Inc. (23)

               (20) Morgan Stanley Investment Management Inc. (21)

               (21) Gateway Investment Advisers, Inc. (13)

               (22) American Century Global Investment, Inc. (28)

               (23) Alliance Capital Management LP (26)

               (24) Credit Suisse Asset Management LLC (26)

               (25) Neuberger Berman Management (26)

               (26) Oppenheimer Funds, Inc. (26)

----------
All exhibits filed previously are herein incorporated by reference

(1) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 33-2659).

(2) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).

(3) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659).

(4) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).

(5) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(6) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(7) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).

(8) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(9) Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 33-2659).

(10) Filed previously with American Century [California] Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000, and incorporated herein by reference (File No. 002-82734).

(11) Filed previously with Post-Effective Amendment No. 42 to Registration Statement on March 1, 2001 (File No. 33-2659).

(12) Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 17, 2001 (File No. 33-2659).

(13) Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 33-2659).

(14) Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 33-2659).

(16) Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 33-2659).

(17) Filed previously with Post-Effective Amendment No. 52 to Registration Statement on February 28, 2003 (File No. 33-2659).

(18) Filed previously with Post-Effective Amendment No. 54 to Registration Statement on December 31, 2003 (File No. 33-2659).

(19) Filed previously with Post-Effective Amendment No. 56 to Registration Statement on March 1, 2004 (File No. 33-2659).

(20) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 50 to Registration Statement on April 30, 2002, and incorporated herein by reference (File No. 811-4419).

(21) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 56 to Registration Statement on February 28, 2003, and incorporated herein by reference (File No. 811-4419).

(22) Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 33-2659).

(23) Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 33-2659).

(24) Filed previously with Post-Effective Amendment No. 67 to Registration Statement on February 25, 2005 (File No. 33-2659).

(25) Filed previously with Post-Effective Amendment No. 69 to Registration Statement on May 27, 2005 (File No. 33-2659).

(26) Filed previously with Post-Effective Amendment No. 72 to Registration Statement on November 7, 2005 (File No. 33-2659).


(27) Filed previously with Post-Effective Amendment No. 75 to Registration Statement on December 30, 2005 (File No. 33-2659).



(28) To be filed by amendment.


ITEM 24 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.

ITEM 25 INDEMNIFICATION

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Transamerica Fund Advisors, Inc. ("TFAI") is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of Christopher A. Staples, Brian C. Scott and John K. Carter, directors of TFAI, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of TFAI: Carol A. Sterlacci, Vice President and Treasurer of Transamerica Fund Services, Inc. and other related entities.

                                      * * *

     Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206-4928, serves as sub-adviser to TA IDEX Janus Growth. Janus also serves as sub-adviser to certain of the mutual funds within

AEGON/Transamerica Series Trust and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.

     John H. Bluher, Executive Vice President, Secretary and Chief Public Affairs Officer; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Senior Vice President and General Counsel; Steven L. Scheid, Chief Executive Officer; David R. Kowalski, Senior Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Executive Vice President and Chief Marketing Officer; James P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; William H. Bales, Vice President; David
C. Decker, Vice President; Mike Lu, Vice President; Brent A. Lynn, Vice President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President;
E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Stephen H. Belgrad, Senior Vice President of Finance and Strategy, and Treasurer; Matthew R. Luorma, Vice President-Taxation; Gregory A. Frost, Senior Vice President and Controller; Nigel J. Austin, Vice President of International Funds and General Counsel; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Counsel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Senior Vice President of Human Resources; Russell P. Shipman, Senior Vice President of Institutional Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane C. Ingalls, Senior Vice President, Corporate Communications; Andrea J. Young, Senior Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President; Gary O. Black, Chief Investment Officer and President; John Zimmerman, Senior Vice President of Institutional Services; Erich Gerth, Senior Vice President and Managing Director of Janus Global Adviser; Richard Gibson Smith, Vice President; Minyoung Sohn, Vice President; Claire Young Stilwell, Vice President; Jack Swift, Vice President of Institutional Service; Daniel R. Martion, Executive Vice President and Chief Financial Officer; Jesper Nerggoord, Vice President of Investment Accounting; Dominic C. Martellano, Executive Vice President; Robert Watson, Senior Vice President; and James Youngt, Senior Vice President.

                                      * * *

     Jennison Associates, LLC ("Jennison"), the sub-adviser to TA IDEX Jennison Growth, is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.

     The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

NAME AND ADDRESS                                        Principal Occupation
----------------                                        --------------------
Dennis M. Kass                        Director, Chairman and Chief Executive Officer,
                                         Jennison. Chairman and Manager, Quantitative
                                         Management Associates LLC ("QM"). Director and
                                         Vice President, Prudential Investment Management,
                                         Inc. ("PIM"). Signatory Second Vice President,
                                         The Prudential Insurance Company of America
                                         ("PICA").

Spiros Segalas                        Director, President and Chief Investment Officer,
                                         Jennison.

Ronald K. Andrews                     Director, Jennison. Senior Vice President, Prudential
   Gateway Center Three, 15th Floor      Investments LLC. Senior Vice President, American
   100 Mulberry Street                   Skandia Investment Services, Incorporated. Senior
   Newark, New Jersey 07102              Vice President, American Skandia Advisory
                                         Services, Inc. Manager, QM.

Timothy J. Knierim                    Director, Jennison. Assistant Secretary, PIM
   Gateway Center Two, 6th Floor         Warehouse, Inc. ("PIMW"). Corporate Secretary,
   100 Mulberry Street                   Pramerica Financial Asia Limited. Secretary and
   Newark, New Jersey 07102              Vice President, Residential Information Services,
                                         Inc. Vice President, PIM. Manager, QM.

NAME AND ADDRESS                                        Principal Occupation
----------------                                        --------------------
Bernard B. Winograd                   Director, Jennison. Director, Chief Executive Officer
   Gateway Center Three, 15th Floor      and President, PIM. Director and Vice President,
   100 Mulberry Street                   Prudential Asset Management Holding Company.
   Newark, New Jersey 07102              Director and Chairman, PIMW. Director and
                                         Chairman, PIC Holdings Limited. Executive Vice
                                         President, Prudential Investment Management
                                         Services LLC. Director and President, PIM
                                         Investments, Inc. President, PIM Foreign
                                         Investments, Inc. Signatory Second Vice
                                         President, PICA. Manager, QM.

Mirry M. Hwang                        Secretary, Vice President and Corporate Counsel,
                                         Jennison.

Kenneth Moore                         Treasurer, Senior Vice President and Chief Financial
                                         Officer, Jennison. Chief Financial Officer,
                                         Manager and Vice President, QM. Vice President,
                                         PIM. Director, Prudential Trust Company ("PTC").
                                         Signatory Second Vice President, PICA.

Blair A. Boyer                        Executive Vice President, Jennison.

David Chan                            Executive Vice President, Jennison.

Michael A. Del Balso                  Executive Vice President, Jennison. Vice President,
                                         PTC.

Thomas F. Doyle                       Executive Vice President, Jennison.
   1000 Winter Street, Suite 4900
   Waltham, Massachusetts 02154

Daniel J. Duane                       Executive Vice President, Jennison. Vice President,
                                         PTC.

Scott L. Hayward                      Executive Vice President, Jennison. Vice President,
                                         PIM. Vice President, QM. Signatory Second Vice
                                         President, PICA.

Susan F. Hirsch                       Executive Vice President, Jennison.

David A. Kiefer                       Executive Vice President, Jennison. Vice President,
                                         PTC.

Jonathan R. Longley                   Executive Vice President, Jennison.
   1000 Winter Street, Suite 4900
   Waltham, Massachusetts 02154

Mehdi A. Mahmud                       Executive Vice President, Jennison. Vice President, QM.

Kathleen A. McCarragher               Executive Vice President, Jennison. Vice President,
                                         PTC.

Thomas G. Wolfe                       Executive Vice President, Jennison.

Andrew Goldberg                       Senior Vice President, Jennison. Vice President, QM.
                                         Signatory Second Vice President, PICA.

Leslie S. Rolison                     Senior Vice President, Jennison.

                                      * * *

     Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, New York, 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value. The directors and officers are as follows: Virgil H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey S. Scott, Compliance Officer.

                                      * * *

     T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, Maryland 21202 serves as sub-adviser to TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX T. Rowe Price Small Cap, and TA IDEX T. Rowe Price Health Sciences. Edward C. Bernard; James A.C. Kennedy; Mary J. Miller; David J.L. Narren; James S. Riepe;

George A. Roche; and M. David Testa and Brian C. Rogers.

                                      * * *

     Transamerica Investment Management, LLC, ("TIM") 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Balanced, TA IDEX Transamerica Equity, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Value Balanced and TA IDEX Transamerica Money Market. The officers are Gary U. Rolle', Principal, Managing Director and Chief Investment Officer; John C. Riazzi, Principal Managing Director and Chief Executive Officer; Michelle E. Stevens, Principal, Managing Director and Portfolio Manager; Heidi
Y. Hu, Head of Fixed-Income Investments, Principal, Managing Director and Portfolio Manager; David W. Lubchenco, Principal and Managing Director; Glenn C. Weirick, Principal, Managing Director and Portfolio Manager; Bradley C. Slocum, Principal and Managing Director; Larry Norman, President and Chief Executive Officer of AEGON USA, Inc.; and Paula Nelsen, Chief Executive Officer of Transamerica. and Ray Ferrara, Manager, also serves as President, CEO of ProVise Management, a non-affiliated investment adviser.

                                      * * *

     Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM), and as co-sub-adviser to TA IDEX Templeton Great Companies Global. John R. Kenney, Member and Manager, serves as Chairman and Co-CEO. James Hare Huguet, Member and Manager, serves as President, Co-CEO and Chief Investment Officer.; Thomas R. Moriarty, Manager, also serves as Chairman, Director and Co-President of InterSecurities, Inc.; Vice President of AFSG Securities Corp.; and Vice President of Western Reserve Life Assurance Co. of Ohio; John C. Riazzi, Manager, also serves as CEO of Transamerica Investment Management, LLC ("TIM") an affiliated Investment Adviser of Great Companies, LLC; and Ray Ferrara, Manager, also serves as President, CEO of ProVise Management, a non-affiliated investment adviser.

                                      * * *

     Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows:
Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Executive Vice President & Portfolio Manager - Research Analyst; Charles
R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Executive. Vice President & Director of Research; Cindy L. Sweeting, Executive. Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President; Barbara J. Green, Secretary.

                                      * * *

     Federated Equity Management Company of Pennsylvania ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as co-sub-adviser to TA IDEX Federated Market Opportunity. It is a subsidiary of Federated Investors, Inc.

     Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $198 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management

Corp.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.

     The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.

     The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                      * * *

     American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century Large Company Value. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                      * * *

     American Century Global Investment Management, Inc. ("ACGIM"), The Chrysler Building, 666 3rd Avenue, 23rd Floor, New York, New York 10017, serves as sub-adviser to TA IDEX American Century International. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David
H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                      * * *

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS.

MANAGING DIRECTORS (28)

Tammie J. Arnold
William R. Benz
John B. Brynjolfsson
Wendy W. Cupps
Chris P. Dialynas
Mohamed A. El-Erian
William H. Gross (EC)
John L. Hague
Pasi M. Hamalainen
Brent R. Harris (EC)
Douglas M. Hodge (Tokyo)
Brent L. Holden (EC)
Margaret E. Isberg
James M. Keller
Raymond G. Kennedy
John S. Loftus
Sudesh N. Mariappa
Scott A. Mather (Munich)
Paul A. McCulley
Joseph McDevitt (London)
Dean S. Meiling (Consulting)
James F. Muzzy
Mohan V. Phansalkar
William F. Podlich (Consulting)
William C. Powers (EC)
Ernest L. Schmider
W. Scott Simon
Lee R. Thomas
William S. Thompson (EC)
Richard M. Weil (EC)
EC = Executive Committee
of PIMCO

CHIEF EXECUTIVE OFFICER
William S. Thompson

CHIEF FINANCIAL OFFICER
John C. Maney

CHIEF LEGAL OFFICER
Mohan V. Phansalkar

CHIEF OPERATING OFFICER
Richard M. Weil

CHIEF COMPLIANCE OFFICER
Denise C. Seliga

                                     * * *

AEGON USA Investment Management LLC ("AUIM"), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to TA IDEX Transamerica High-Yield Bond. Its managers and officers are: MANAGERS:

     Eric B. Goodman
     Brenda K. Clancy
     Craig D. Vermie

OFFICERS:

     Eric B. Goodman, President & Chief Investment Officer
     Kirk W. Buese, Executive Vice President - Private Finance
     Frank E. Collecchia, Executive Vice President-Portfolio Management Daniel P. Fox, Executive Vice President - Risk Management
     David R. Ludke, Executive Vice President
     Mark J. Zinkula, Executive Vice President - Public Fixed Income David M. Carney, Senior Vice President and Chief Financial Officer Bradley J. Beman, Senior Vice President
     John T. Bender, Senior Vice President
     Joel L. Coleman, Senior Vice President
     Mark E. Dunn, Senior Vice President
     David R. Halfpap, Senior Vice President
     William L. Hurwitz, Senior Vice President
     Steven P. Opp, Senior Vice President
     Sarvjeev S. Sidhu, Senior Vice President
     Michael B. Simpson, Senior Vice President
     Jon L. Skaggs, Senior Vice President
     Robert A. Smedley, Senior Vice President
     Josh E. Braverman, Vice President
     Ashok K. Chawla, Vice President
     Jeffrey D. Coil, Vice President
     Garry E. Creed, Vice President
     Douglas A. Dean, Vice President
     Mark D. Evans, Vice President
     Robert Fitzsimmons, Vice President
     Robert L. Hansen, Vice President
     Jon D. Kettering, Vice President
     James R. Landis, Vice President
     Jeffrey T. McGlaun, Vice President
     Michael J. Parrish, Vice President
     Stephanie M. Phelps, Vice President
     Boning Tong, Vice President
     Michael A. Urban, Vice President
     Xueqing Wang, Vice President
     Jeffrey A. Whitehead, Vice President
     Karen R. Wright, Vice President
     M. Christina Galligan, Assistant Vice President
     Karen E. Hufnagel, Assistant Vice President
     Michael N. Meese, Assistant Vice President
     Mary T. Pech, Assistant Vice President

     Paul J. Houk, General Counsel and Secretary
     Clint L. Woods, Assistant Secretary
     Clifton W. Flenniken III, Assistant Treasurer
     Daniel Seward, Assistant Treasurer
     Stephanie Steele. Assistant Treasurer

                                      * * *

     Banc of America Capital Management, LLC ("BACAP LLC"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to TA IDEX Marsico Growth. Keith Thomas Banks, President and Manager of BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), President, Chief Executive Officer, Chief Investment Officer and Director of Columbia Management Group, Inc. (2002 to present), Chairman, Chief Executive Officer, Chief Investment Officer and President of Columbia Management Advisors, Inc. (2002 to present), Director of Columbia Wanger Asset Management, L.P. (2001 to present), President, Chief Executive Officer, Chief Investment Officer, Director and Chairman of Liberty Asset Management Company (2001 to 2004), President, Chief Executive Officer, Chief Investment Officer and Director of Colonial Advisory Services Inc. (2001 to present). Prior to such, Mr. Banks most recently served as Director, Equity Division of JP Morgan Investment Management.; Lori Jane Ensinger, Managing Director of Active Equities (2003 to present), has also recently served as Director of Value Strategies of BACAP LLC (2001 to 2003).; Brenda Furlong, Head of Fixed Income Investments for BACAP LLC (2004 to present), also serves as Managing Director/Head of Fixed Income of Columbia Management Advisors, Inc. (2003 to present). Prior to such, Ms. Furlong most recently served as Chief Investment Officer, Hartford Financial Services Group, Inc. and President, Hartford Investment Management Company. Colin Moore, Managing Director and Head of Equity of BACAP LLC (2004 to present), also serves as Head of Equity for Columbia Management Group, the asset management division of Bank of America, N.A (2003 to present). Prior to such, Mr. Moore most recently served as Chief Investment Officer of Global/International Value Equities and Associate Director of Research at Putnam Investments. Mary A. Mullin, various to Chief Compliance Officer of BACAP LLC (2002 to present), also serves as Chief Compliance Officer of Columbia Management Advisors, Inc. (2004 to present), Chief Compliance Officer of Colonial Advisory Services, Inc. (2004 to present), various to Chief Compliance Officer of BACAP Distributors, LLC (2002 to present), Compliance Officer of BACAP Alternative Advisors, Inc. (2002 to 2004), Compliance Officer of BACAP Advisory Partners, LLC (2002 to 2004), and Corporate Compliance Executive of Banc of America Capital Management, the asset management division of Bank of America, N.A. (2002 to present). Prior to such, Ms. Mullin most recently served as various to Managing Director - Compliance for Deutsche Asset Management Americas for Deutsche Bank (1997 to 2002).; Roger A. Sayler, Chief Operating Officer, Managing Director, Senior Vice President, and Manager for BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), Director of Regional Advisors and Executive Vice President and Director of Columbia Management Group, Inc. (2002 to present), Director of Columbia Management Advisors, Inc. (2002 to present), Director of Colonial Advisory Services Inc. (2002 to present), President and Director of Steinroe Futures Inc. (2002 to present), and Director and Executive Vice President of Liberty Asset Management Company (2001 to present).; Peter David Taube, Chief Financial Officer and Treasurer for BACAP LLC (2002 to present), also serves as Treasurer of Columbia Management Advisors, Inc. (2004 to present), Treasurer of BACAP Distributors, LLC (2002 to present), and Treasurer of BACAP Advisory Partners, LLC (2002 to present). Prior to such, Mr. Taube most recently served as Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002).

                                      * * *

     ING Clarion Real Estate Securities ("Clarion"), 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser for TA IDEX Clarion Global Real Estate Securities. Its officers are: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen
J. Furnary, Executive Officer; Charles Grossman, Executive Officer; G. Stephen Cordes, Executive Officer and Jeffrey A. Barclay, Executive Officer.

                                      * * *

     Fund Asset Management L.P., doing business as Mercury Advisors ("Mercury"), serves as sub-adviser to TA IDEX Mercury Large Cap Value and TA IDEX Mercury Global Allocation. Mercury is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. Robert C. Doll, President, Chief Investment Officer; Anthony J. Patti, Head - Americas Risk and Performance; Thomas J. Verage, Managing Director, Equity Investments; Brian J. Fullerton, Head of Investments; Kenneth A. Jacob, Co-Head - Tax-Exempt Investments; John M. Loffredo, Co-Head - Tax-Exempt Investments; Brian A. Murdock,

First Vice President and Chief Operating Officer of Americas Region; Donald C. Burke, Treasurer; Andrew J. Donahue, Chief Legal Officer; Jay L. Willoughby, CIO
- Private Investors; Archie J. Struthers, Head - Managed Account Team of Private Investors.

                                      * * *

     Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, serves as sub-adviser to TA IDEX Protected Principal Stock. Walter G. Sall is Chairman and Chief Executive Officer; J. Patrick Rogers is President and Chief Investment Officer; Harry E. Merriken III, is Senior Vice President; Geoffrey Keenan is Chief Operating Officer and Executive Vice President; Paul R. Stewart is Senior Vice President; Donna M. Squeri is General Counsel, Chief Compliance Officer, and Secretary; Gary H. Goldschmidt is Chief Financial Officer; and Nelson C. Bickel is Chief Information Officer and Vice President.

                                      * * *

     Morgan Stanley Investment Management serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Small Company Growth and TA IDEX Van Kampen Mid Cap Growth. Morgan Stanley serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are:
Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

                                      * * *

     J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as sub-adviser to TA IDEX J.P. Morgan Mid Cap Value and JP Morgan International Bond. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: George C. Gatch, Managing Director, Director and President of J.P. Morgan Funds; Evelyn E. Guernsey, Managing Director, Director and President of J.P. Morgan Investment Management Inc. ("JPMIM") and Chief Executive Officer of Institutional Sales and Services; Lawrence Unrein, Managing Director, Director and Head of the Private Equity Group for J.P. Morgan Fleming Asset Management ("JPMFAM"); Mark B. E. White, Managing Director, Director and Head of International Institutional Business for JPMFAM; Roy Kinnear, Managing Director, Treasurer of JPMIM; Anthony M. L. Roberts, Managing Director, Managing Director and Associate General Counsel and Head of Legal for J.P. Morgan Chase & Co.'s global asset management business; Thomas J. Smith, Managing Director, Chief Compliance Officer for J.P. Morgan Chase & Co.'s investment management business in the Americas.

                                      * * *

     Evergreen Investment Management Company, LLC ("Evergreen"), is sub-adviser to TA IDEX Evergreen International Small Cap. The officers and directors are Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee/Director. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980. Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee/Director. Partner in the law firm of Cummings and Lockwood since 1968. James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee/Director. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993. Gerald M. McDonnell (57), 209 East Nucor Rd. Norfolk, NE, NC-Trustee/Director. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988. Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee/Director. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990. William Walt Pettit*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee/Director. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990. Russell A. Salton, III, M.D. (49) 205 Regency Executive Park, Charlotte, NC-Trustee/Director. Medical Director, U.S. Healthcare of Charlotte, NC since 1995, President, Primary Physician Care from 1990 to 1996. Michael S. Scofield (53), 212 S. Tryon Street, Suite 1280, Charlotte, NC-Trustee/Director. Attorney, Law Offices of Michael S. Scofield since 1969. Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee/Director Emeritus. Corporate consultant since 1967. John J. Pileggi, 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992. Joan V. Fiore (40), 237 Park Avenue, Suite 910, New York, NY Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

The officers listed above hold the same positions with thirteen investment companies offering a total of forty-three investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees/Directors of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees/Directors of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin and Bam are Trustees/Directors and Mr. Jeffries is a Trustee/Director Emeritus of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust).

* Mr. Pettit may be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

                                      * * *

     UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to TA IDEX UBS Large Cap Value. Kai Reiner Sotorp is President and Director; Mark F. Kemper is Secretary and Chief Legal Officer; Joseph M. McGill is Chief Compliance Officer; Joseph A Varnas is Head of Product Technology and Operations; Brian D. Singer is Chief Investment Officer; and Robert P. Wolfangel is Chief Financial Officer.

                                      * * *

     Alliance Capital Management, LP ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to TA IDEX AllianceBernstein International Value. Lewis A. Sanders is Vice Chairman and Chief Executive Officer; Roger Hertog is Vice Chairman and Director; Christopher M. Condron, Lorie A. Slutsky, Nicolas Moreau, Dominique Carrel-Billiard, Benjamin D. Holloway, Henri De Castries, Denis Duverne, Stanley B. Tulin, William Jarmain and Peter J. Tobin are Directors; Gerald M. Lieberman is President, Chief Operating Officer and Director; Robert H. Joseph, Jr. is Senior Vice President and Chief Financial Officer; Mark R. Manley is Senior Vice President, Assistant Secretary and Chief Compliance Officer.

                                      * * *

     Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, New York, New York 10017 , serves as sub-adviser to TA IDEX Credit Suisse Commodities. Bruce A. Barrett, Deborah C. Foord, Michael H. Neuburger, Jeffrey T. Rose, Lori A. Cohane, Steven B. Plump, Marian U. Pardo, Robert W. Decker, Dennis M. Schaney, Stephen J. Kaszynski, Susan E. Harris, Kevin D. Barry, Joseph Cherian, Michael E. Gray, Erik S. Mace and Martha Metcalf are Managing Directors; Lawrence D. Haber is Chief Financial Officer and Managing Director; Janet Y. Wang is Chief

Administrative Officer and Managing Director; Emidio Morizio is Chief Compliance Officer and Director; Aja Mehra is General Counsel, Secretary and Director.

                                      * * *

     Neuberger Berman Management, Inc. ("Neuberger"), 605 Third Avenue, New York, New York 10158 serves as sub-adviser to TA IDEX Neuberger Berman International. Philip R. Carroll is Chief Compliance Officer; Peter E. Sundman is President and Director; Robert Matza, Jeffrey B. Lane and Jack L. Rivkin are Directors; Robert J. Conti and Brian J. Gaffney are Sr. Vice Presidents; Maxine
L. Gerson is General Counsel and Secretary; Edward S. Grieb is Chief Financial Officer and Treasurer.

                                      * * *

     OppenheimerFunds ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, New York, New York 10281, serves as sub-adviser to TA IDEX Oppenheimer Developing Markets. John V. Murphy is President, Chief Executive Officer and Director; James H. Ruff, Michael Baldwin and Craig P. Dinsell are Executive Vice Presidents; Robert G. Zack is Executive Vice President and General Counsel; Brian W. Wixted is Sr. Vice President and Treasurer; Kurt J. Wolfgruber is Chief Investment Officer; David M. Pfeffer is Sr. Vice President and Chief Financial Officer; Mark S. Vandehey is Sr. Vice President and Chief Compliance Officer.

ITEM 27 PRINCIPAL UNDERWRITER

AFSG Securities Corporation

     (a) The Registrant has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of Fund shares.

     (b)  Directors and Officers of Principal Underwriter

         Name              Positions and Offices with Underwriter    Positions and Offices with Registrant
         ----              ---------------------------------------   -------------------------------------
Larry N. Norman            (1) Director and President                N/A

Paula G. Nelson            (5) Director                              N/A

Phillip S. Eckman          (5) Director                              N/A

Lisa Wachendorf            (1) Vice President and Chief Compliance   N/A
                               Officer

John K. Carter             (2) Vice President                        Senior Vice President, Secretary,
                                                                     Counsel and Chief Compliance Officer

Michael C. Massrock        (2) Vice President                        N/A

Carol A. Sterlacci         (2) Assistant Controller and Treasurer    N/A

Frank A. Camp              (1) Secretary                             N/A

Teresa L. Stolba           (1) Assistant Compliance Officer          N/A

Clifton W. Flenniken III   (4) Assistant Treasurer                   N/A

Priscilla I. Hechler       (2) Assistant Vice President and          N/A

                               Assistant Secretary

Darin D. Smith             (1) Vice President and                    N/A
                               Assistant Secretary

Kyle A. Keelan             (1) Vice President                        N/A

(1)  4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)  570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)  400 West Market Street, Louisville, KY 40202

(4)  1111 North Charles Street, Baltimore, MD 21201

(5)  600 South Highway 169, Suite 1800, Minneapolis, MN 55426

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

     (a) Shareholder records are maintained by the Registrant's transfer agent, Transamerica Fund Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015.

     (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

ITEM 29 MANAGEMENT SERVICES

     The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by TFAI, Janus, Jennison, T. Rowe Price, SaBAM, TIM, AUIM, Great Companies, Federated, Gateway, American Century, ACGIM, Clarion, BACAP, Templeton, PIMCO, Evergreen, J.P. Morgan, Mercury, MFS, TAM, UBS and Morgan Stanley pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.

ITEM 30 UNDERTAKINGS

          Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirement for effectiveness of this registration statement under rule 485(a) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of St. Petersburg, and state of Florida, on the 30th day of December 2005.


                                        Transamerica IDEX Mutual Funds


                                        By: /s/ Brian C. Scott
                                            ------------------------------------
                                            Brian C. Scott*
                                            President and Chief Executive
                                            Officer


     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 76 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:





/s/ Peter R. Brown                 Chairman & Trustee                       December 30, 2005
--------------------------------
Peter R. Brown*


/s/ Robert L. Anderson, Ph.D.      Trustee                                  December 30, 2005
--------------------------------
Robert L. Anderson, Ph.D.*


/s/ Daniel Calabria                Trustee                                  December 30, 2005
--------------------------------
Daniel Calabria*


/s/ Charles C. Harris              Trustee                                  December 30, 2005
--------------------------------
Charles C. Harris*


/s/ Jack E. Zimmerman              Trustee                                  December 30, 2005
--------------------------------
Jack E. Zimmerman*


/s/ Janice B. Case                 Trustee                                  December 30, 2005
--------------------------------
Janice B. Case*


/s/ Thomas P. O'Neill              Trustee                                  December __, 2005
--------------------------------
Thomas P. O'Neill*


/s/ Russell A. Kimball, Jr.        Trustee                                  December 30, 2005
--------------------------------
Russell A. Kimball, Jr.*


/s/ Leo J. Hill                    Trustee                                  December 30, 2005
--------------------------------
Leo J. Hill*


/s/ William W. Short, Jr.          Trustee                                  December __, 2005
--------------------------------
William W. Short, Jr.*


/s/ John W. Waechter               Trustee                                  December 30, 2005
--------------------------------
John W. Waechter*


/s/ Brian C. Scott                 President, Chief Executive Officer       December 30, 2005
--------------------------------   and Trustee
Brian C. Scott*


/s/ Glenn E. Brightman             Vice President and Principal Financial
--------------------------------   Officer                                  December 30, 2005
Glenn E. Brightman


/s/ John K. Carter
--------------------------------
*Signed by John K. Carter
Attorney in Fact

                                  EXHIBIT INDEX



All exhibits to be filed by amendment.